UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2015
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Annual Report             July 31, 2015

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AlphaDEX(R) Sector Funds
------------------------

First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
First Trust Energy AlphaDEX(R) Fund (FXN)
First Trust Financials AlphaDEX(R) Fund (FXO)
First Trust Health Care AlphaDEX(R) Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)
First Trust Materials AlphaDEX(R) Fund (FXZ)
First Trust Technology AlphaDEX(R) Fund (FXL)
First Trust Utilities AlphaDEX(R) Fund (FXU)


                                  ALPHADEX(R)
                                 FAMILY OF ETFs


      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
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


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TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)..............  4
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG)....................  6
      First Trust Energy AlphaDEX(R) Fund (FXN)..............................  8
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 10
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 14
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 16
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 18
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD).............. 25
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG).................... 28
      First Trust Energy AlphaDEX(R) Fund (FXN).............................. 30
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 32
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 36
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 39
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 42
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 45
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 48
Statements of Assets and Liabilities......................................... 50
Statements of Operations..................................................... 52
Statements of Changes in Net Assets.......................................... 54
Financial Highlights......................................................... 58
Notes to Financial Statements................................................ 63
Report of Independent Registered Public Accounting Firm...................... 72
Additional Information....................................................... 73
Board of Trustees and Officers............................................... 80
Privacy Policy............................................................... 82

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL REPORT FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2015

Dear Shareholders:

Thank you for your investment in the Sector Funds of First Trust Exchange-Traded AlphaDEX(R) Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the twelve months ended July 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the twelve months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates over the next few months.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2015

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S. ECONOMY

Brian Wesbury, Chief Economist at First Trust, has characterized the U.S. economic expansion as a "Plow Horse" recovery. While the economy is in fact growing, the pace has been more modest than what has been registered in most expansionary periods, in our opinion. The current U.S. economic recovery commenced in Q3'09. From 6/30/09-6/30/15 (most recent GDP release was Q2'15), real GDP growth averaged 2.0%, according to the Bureau of Economic Analysis
(BEA). From 1985 through 2014, real U.S. GDP growth was 3.0% or higher in 14 of the 30 calendar years, according to data from the BEA. In the current recovery, the best showing to date was the 2.5% real GDP growth rate posted in 2010.

As we noted in the last semi-annual report, despite the U.S.'s modest economic growth rate, the U.S. dollar continued to strengthen relative to other major foreign currencies. From 7/31/14 through 7/31/15, the U.S. Dollar Index (DXY) rose by 19.49%, according to Bloomberg. The DXY indicates the general international value of the dollar relative to a basket of major world currencies. A strong U.S. dollar can put downward pressure on commodity prices. The price of crude oil continued its slide from its 2014 peak of $107.26 per barrel. From 7/31/14 through 7/31/15, the price of a barrel of oil declined 52.0%, from $98.17 to $47.12, according to Bloomberg. The Thomson Reuters/CoreCommodity CRB Commodity Index, which tracks a diversified basket of commodities, was down 31.2% over the same period, according to Bloomberg. Over time, we believe that lower commodity prices, if sustained, can potentially boost consumption in the U.S. by increasing the amount of discretionary dollars consumers have to spend.

Two economic silver linings within the U.S. recovery are job growth and auto sales. U.S. nonfarm payrolls have increased 58 consecutive months, as of July 2015, according to data from the Bureau of Labor Statistics. From 7/31/14 through 7/31/15, nonfarm payrolls rose by an average of 243,000 per month. Job creation and low interest rates have helped push U.S. auto sales back to pre-recession levels. Annualized sales reached 17.46 million units in July 2015, according to Bloomberg. Sales stood at an annualized 17.17 million units in July 2006. While the housing market is also in the process of rebounding, it has a considerable potential upside, in our opinion. The percentage of U.S. households that own their home stood at 63.4% in Q2'15, down from the all-time high of 69.2% in Q2'04, according to data from the U.S. Census Bureau.

SECTOR INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end funds and exchange-traded funds (ETFs). For the 12-month period ended July 2015, U.S. equity funds/ETFs reported net outflows totaling $17.8 billion, according to data from Morningstar. Investors continue to favor passive funds over actively managed funds. Passive U.S. equity funds/ETFs reported net inflows totaling $140.8 billion, compared to net outflows totaling $158.6 billion for actively managed U.S. equity funds/ETFs, for this period.

Investors were attracted to sector funds/ETFs. For the 12-month period ended July 2015, sector equity funds/ETFs reported net inflows totaling $64.2 billion. Passive sector equity funds/ETFs reported net inflows totaling $45.4 billion, compared to net inflows totaling $18.8 billion for actively managed sector equity funds/ETFs. Using Morningstar fund categories, some of the major sectors reporting the highest net inflows over the past 12 months were Health (+$36.1 billion), Consumer Cyclical (+$9.1 billion) and Energy (+$7.5 billion). The only sector that has outperformed the S&P 500(R) Index in each of the past five calendar years (including this one) is Health Care, according to S&P Dow Jones Indices.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Group, Inc. or its affiliates ("NYSE") to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 16.54%      19.45%         8.60%       143.19%       97.19%
Market Price                                        16.57%      19.46%         8.60%       143.25%       97.24%

INDEX PERFORMANCE
StrataQuant(R) Consumer Discretionary Index         17.34%      20.31%         9.42%       152.11%      109.73%
Russell 1000(R) Index                               11.24%      16.45%         6.60%       114.15%       69.26%
S&P 500(R) Consumer Discretionary Index             23.68%      22.69%        10.87%       177.99%      133.76%
Russell 1000(R) Consumer Discretionary Index(1)     20.75%      22.07%          NA         170.99%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXD's one-year net asset value ("NAV") return of 16.54% underperformed the benchmark S&P 500(R) Consumer Discretionary Index return of 23.68% by -7.14%. With the highest average weighting among all industries at 27.0%, the Specialty Retail industry contributed 6.4% to the Fund's return. Several names contributed including O'Reilly Automotive, Inc. (+60.2%) and Foot Locker, Inc. (+50.8%). The Internet & Catalog Retail industry was the leading industry in terms of return (+44.6%), followed by the Household Durables industry (+30.6%). Standout performers among the Internet & Catalog Retail industry were Expedia, Inc. (+54.0%) and Netflix, Inc. (+45.5%), with an average weight of 0.92% and 0.72%, respectively. The worst-performing industry was the Automobiles industry, returning -5.3%. Tesla Motors, Inc. was the worst performer with a -13.4% return and 0.6% weighting, followed by Ford Motor Co. with a -9.5% return and 0.7% weighting. On a relative basis, the Fund underperformed the benchmark primarily due to being overweight in the Specialty Retail industry by 8.0% and underperforming -14.0% within that industry. Home Depot (The), Inc. in particular was a significant source of the underperformance (-1.2%) due to being underweight compared to the benchmark by 5.4%, while the security returned a relatively high 47.7% in the benchmark versus 27.0% in the Fund.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                       93.90%
Consumer Staples                              3.03
Financials                                    1.26
Industrials                                   1.02
Information Technology                        0.79
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Skechers U.S.A., Inc., Class A                1.73%
Amazon.com, Inc.                              1.56
Netflix, Inc.                                 1.54
Cablevision Systems Corp., Class A            1.49
Expedia, Inc.                                 1.40
ServiceMaster Global Holdings, Inc.           1.35
GameStop Corp., Class A                       1.35
Graham Holdings Co., Class B                  1.34
Twenty-First Century Fox, Inc.,
  Class A                                     1.34
Foot Locker, Inc.                             1.33
                                            -------
  Total                                      14.43%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD) (CONTINUED)


                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             MAY 8, 2007 - JULY 31, 2015

                 First Trust
            Consumer Discretionary         StrataQuant(R) Consumer        Russell 1000(R)        S&P 500(R) Consumer
               AlphaDEX(R) Fund              Discretionary Index               Index             Discretionary Index
5/8/07              $10000                         $10000                     $10000                    $10000
7/31/07               9415                           9439                       9674                      9418
1/31/08               8296                           8349                       9261                      8326
7/31/08               7133                           7194                       8647                       735
1/31/09               4347                           4406                       5911                      5679
7/31/09               6482                           6601                       6903                      6667
1/31/10               7427                           7592                       7611                      7697
7/31/10               8108                           8319                       7904                      8410
1/31/11               9984                          10281                       9387                     10051
7/31/11              10925                          11302                       9539                     10806
1/31/12              10699                          11120                       9757                     11372
7/31/12              10591                          11024                      10298                     12091
1/31/13              12657                          13228                      11419                     14063
7/31/13              15057                          15791                      12998                     16770
1/31/14              15938                          16781                      13957                     17911
7/31/14              16920                          17876                      15216                     18899
1/31/15              18238                          19332                      15878                     20241
7/31/15              19719                          20976                      16926                     23374


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         224              0               0             0
8/1/11 - 7/31/12         130              0               0             0
8/1/12 - 7/31/13         178              0               0             0
8/1/13 - 7/31/14         213              0               0             0
8/1/14 - 7/31/15         200              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          28              0               0             0
8/1/11 - 7/31/12         123              0               0             0
8/1/12 - 7/31/13          72              0               0             0
8/1/13 - 7/31/14          39              0               0             0
8/1/14 - 7/31/15          52              0               0             0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 23.09%      21.01%        11.99%       159.47%      154.00%
Market Price                                        23.18%      21.03%        12.00%       159.73%      154.10%

INDEX PERFORMANCE
StrataQuant(R) Consumer Staples Index               23.79%      21.99%        12.86%       170.11%      170.57%
Russell 1000(R) Index                               11.24%      16.45%         6.60%       114.15%       69.26%
S&P 500(R) Consumer Staples Index                   19.29%      16.44%        10.80%       114.05%      132.59%
Russell 1000(R) Consumer Staples Index(1)           20.92%      17.33%          NA         122.32%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXG's one-year NAV return of 23.09% outperformed the benchmark S&P 500(R) Consumer Staples Index return of 19.29% by 3.80%. The Food Products and Beverages industries led all industries in contribution to the Fund's return, contributing 9.9% and 6.2%, respectively. The Fund's holdings in the Food Products industry returned 22.3% and held an average weighting in the Fund of 43.54%, the highest among all industries. The Fund's return in the industry was led by WhiteWave Foods Co. (+73.2%) and Kraft Heinz Co. (+67.7%). Kraft Foods Group and Heinz Foods Co. notably merged into a newly formed company, the Kraft Heinz Co., this fiscal year. The Fund's holdings in the Beverages industry returned 40.8%, led by Monster Beverage Co. (+66.8%) and followed by Constellation Brands, Inc. (+44.5%). On a relative basis, the Beverages industry was the leading cause of the outperformance, returning 40.8% versus 16.3%, causing 3.7% of outperformance. The Household Products industry contributed an additional 1.9% of outperformance relative to the benchmark. The Personal Products industry took away -0.9% of outperformance due to the Fund having a position in Edgewell Personal Care Co., which returned a lagging 3.8%, and Herbalife Ltd., which returned -2.1%. The benchmark did not have a position in these two securities.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Staples                             99.11%
Consumer Discretionary                        0.89
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
CVS Health Corp.                              4.91%
WhiteWave Foods (The) Co.                     4.84
Tyson Foods, Inc., Class A                    4.77
Hain Celestial Group (The), Inc.              4.73
ConAgra Foods, Inc.                           4.62
Archer-Daniels-Midland Co.                    4.51
Edgewell Personal Care Co.                    4.49
Walgreens Boots Alliance, Inc.                4.19
Ingredion, Inc.                               4.05
Kroger (The) Co.                              3.97
                                            -------
  Total                                      45.08%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG) (CONTINUED)


                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MAY 8, 2007 - JULY 31, 2015

            First Trust Consumer Staples   StrataQuant(R) Consumer   Russell 1000(R)   S&P 500(R) Consumer
                  AlphaDEX(R) Fund              Staples Index             Index           Staples Index
5/8/07                 $10000                      $10000                $10000              $10000
7/31/07                  9555                        9574                  9674                9747
1/31/08                  8917                        8971                  9261               10285
7/31/08                  9091                        9180                  8647               10386
1/31/09                  7142                        7224                  5646                8404
7/31/09                  8442                        8577                  6903                9587
1/31/10                  9133                        9311                  7611               10426
7/31/10                  9790                       10017                  7904               10865
1/31/11                 10958                       11264                  9387               11840
7/31/11                 12844                       13250                  9539               12790
1/31/12                 12410                       12853                  9757               13505
7/31/12                 12455                       12989                 10298               15305
1/31/13                 14509                       15186                 11419               16073
7/31/13                 17921                       18842                 12998               18201
1/31/14                 18572                       19596                 13957               18172
7/31/14                 20635                       21857                 15216               19497
1/31/15                 23342                       24784                 15878               21971
7/31/15                 25401                       27057                 16926               23258


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         194              0               0             0
8/1/11 - 7/31/12         158              0               0             0
8/1/12 - 7/31/13         155              0               0             0
8/1/13 - 7/31/14         213              0               0             0
8/1/14 - 7/31/15         204              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         58               0               0             0
8/1/11 - 7/31/12         94               1               0             0
8/1/12 - 7/31/13         95               0               0             0
8/1/13 - 7/31/14         39               0               0             0
8/1/14 - 7/31/15         48               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.

----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 -38.59%      2.11%        -1.25%        11.03%       -9.85%
Market Price                                        -38.59%      2.09%        -1.25%        10.89%       -9.85%

INDEX PERFORMANCE
StrataQuant(R) Energy Index                         -38.45%      2.75%        -0.61%        14.52%       -4.95%
Russell 1000(R) Index                                11.24%     16.45%         6.60%       114.15%       69.26%
S&P 500(R) Energy Index                             -25.69%      7.14%         2.39%        41.19%       21.42%
Russell 1000(R) Energy Index(1)                     -26.75%      6.75%          NA          38.65%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXN's one-year NAV return of -38.59% underperformed the benchmark S&P 500(R) Energy Index return of -25.69% by -12.90%. The Energy Equipment & Services industry was the top-contributing industry with a -14.9% contribution to the Fund's return. The Fund's holdings in the industry returned -47.5% at an average weighting of 29.9% over the period. On a relative basis, there were several securities in the Oil, Gas & Consumable Fuels and Energy Equipment & Services industries that contributed to the underperformance. In particular, Seadrill Ltd. (-74.7%, 2.7% average weighting), Exxon Mobil Corp. (-17.5%, 2.3% average weighting), Denbury Resources, Inc. (-76.2%, 2.0% average weighting), SandRidge Energy, Inc. (-81.9%, 0.9% average weighting), and Unit Corp. (-60.2%, 2.2% average weighting) contributed in sum -8.7% of the Fund's relative underperformance to the benchmark. Within the Oil, Gas & Consumable Fuels industry, the top-performing security held in the Fund, Tesoro Corp. (+61.1%), reversed 1.3% of the underperformance by being overweight 2.1% (2.7% versus 0.65%).


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Energy                                       97.52%
Information Technology                        2.48
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Valero Energy Corp.                           3.44%
Chevron Corp.                                 3.01
National Oilwell Varco, Inc.                  2.86
Seadrill Ltd.                                 2.83
Marathon Petroleum Corp.                      2.74
Helmerich & Payne, Inc.                       2.69
Southwestern Energy Co.                       2.68
SM Energy Co.                                 2.64
Antero Resources Corp.                        2.63
Phillips 66                                   2.59
                                            -------
  Total                                      28.11%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008.

The StrataQuant(R) Energy Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN) (CONTINUED)


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MAY 8, 2007 - JULY 31, 2015

            First Trust Energy      StrataQuant(R)      Russell 1000(R)       S&P 500(R)
             AlphaDEX(R) Fund        Energy Index            Index           Energy Index
5/8/07            $10000                $10000              $10000              $10000
7/31/07            10370                 10387                9674               10743
1/31/08            10594                 10638                9261               10891
7/31/08            11990                 12080                8647               11455
1/31/09             4831                  4864                6047                7332
7/31/09             6865                  6965                6903                8138
1/31/10             8005                  8153                7611                8656
7/31/10             8119                  8301                7904                8601
1/31/11            11422                 11720                9387               11719
7/31/11            12073                 12437                9539               12248
1/31/12            10110                 10453                9757               11606
7/31/12             9477                  9838               10298               11633
1/31/13            11278                 11755               11419               12874
7/31/13            11715                 12244               12998               13799
1/31/14            12399                 13006               13957               14020
7/31/14            14678                 15444               15216               16343
1/31/15            10559                 11126               15878               13133
7/31/15             9013                  9506               16926               12144


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         190              0               0             0
8/1/11 - 7/31/12         156              0               0             0
8/1/12 - 7/31/13         178              0               0             0
8/1/13 - 7/31/14         223              0               0             0
8/1/14 - 7/31/15         161              1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         62               0               0             0
8/1/11 - 7/31/12         96               1               0             0
8/1/12 - 7/31/13         72               0               0             0
8/1/13 - 7/31/14         29               0               0             0
8/1/14 - 7/31/15         90               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 14.39%      15.33%         4.16%       104.04%       39.88%
Market Price                                        14.39%      15.34%         4.17%       104.12%       39.93%

INDEX PERFORMANCE
StrataQuant(R) Financials Index                     15.20%      16.23%         5.08%       112.15%       50.33%
Russell 1000(R) Index                               11.24%      16.45%         6.60%       114.15%       69.26%
S&P 500(R) Financials Index                         14.40%      13.35%        -2.74%        87.14%      -20.41%
Russell 1000(R) Financial Services Index(1)         15.95%      14.32%          NA          95.25%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXO's one-year NAV return of 14.39% underperformed the benchmark S&P 500(R) Financials Index return of 14.40% by -0.01%. The Insurance industry was the top-contributing industry with a 7.1% contribution to return. The Fund's holdings in the Insurance industry returned 21.2%, the second highest returning industry behind Real Estate Management & Development at 23.5%, and was the heaviest weighted industry at 34.5%. Top-performing securities in the industry were StanCorp Financial Group, Inc. (+92.7%), HCC Insurance Holdings, Inc. (+68.7%), and Chubb Corp. (+46.6%). On a relative basis, the Fund and benchmark were comparatively in line with each other. The Insurance industry created 1.7% of outperformance due to overweighting the industry by 17.7% and outperforming by 4.6%. The Real Estate Investment Trusts (REITs) industry took away -1.2% of outperformance due to being overweight 1.8%. Even though the industry had a positive return over the period in both the Fund (+6.5%) and the benchmark (+10.9%), the returns lagged the total benchmark return of 14.4%, causing the drag.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   88.11%
Information Technology                        9.89
Consumer Discretionary                        1.01
Industrials                                   0.99
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Chubb (The) Corp.                             1.24%
Vantiv, Inc., Class A                         1.09
Markel Corp.                                  1.06
Total System Services, Inc.                   1.05
Travelers (The) Cos., Inc.                    1.04
SEI Investments Co.                           1.03
Global Payments, Inc.                         1.03
Axis Capital Holdings Ltd.                    1.02
Arch Capital Group Ltd.                       1.01
Thomson Reuters Corp.                         1.01
                                            -------
  Total                                      10.58%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MAY 8, 2007 - JULY 31, 2015

            First Trust Financials         StrataQuant(R)         Russell 1000(R)           S&P 500(R)
               AlphaDEX(R) Fund           Financials Index             Index             Financials Index
5/8/07              $10000                     $10000                 $10000                  $10000
7/31/07               8955                       8986                   9674                    8883
1/31/08               7939                       8017                   9261                    7875
7/31/08               6363                       6450                   8647                    5950
1/31/09               3908                       3976                   5646                    3444
7/31/09               5412                       5550                   6903                    3713
1/31/10               6429                       6618                   7611                    4081
7/31/10               6856                       7086                   7904                    4253
1/31/11               7898                       8199                   9387                    4772
7/31/11               7558                       7878                   9539                    4336
1/31/12               7621                       7979                   9757                    4162
7/31/12               7904                       8307                  10298                    4385
1/31/13               9367                       9886                  11419                    5255
7/31/13              11021                      11675                  12998                    6245
1/31/14              11646                      12384                  13957                    6482
7/31/14              12228                      13050                  15216                    6957
1/31/15              12750                      13656                  15878                    7213
7/31/15              13987                      15034                  16926                    7959


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         164              0               0             0
8/1/11 - 7/31/12         151              0               0             0
8/1/12 - 7/31/13         189              0               0             0
8/1/13 - 7/31/14         219              0               0             0
8/1/14 - 7/31/15         200              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          88              0               0             0
8/1/11 - 7/31/12         102              0               0             0
8/1/12 - 7/31/13          61              0               0             0
8/1/13 - 7/31/14          33              0               0             0
8/1/14 - 7/31/15          52              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 31.06%      26.59%        16.46%       225.12%      250.48%
Market Price                                        31.11%      26.60%        16.47%       225.26%      250.63%

INDEX PERFORMANCE
StrataQuant(R) Health Care Index                    31.97%      27.50%        17.34%       236.95%      272.96%
Russell 1000(R) Index                               11.24%      16.45%         6.60%       114.15%       69.26%
S&P 500(R) Health Care Index                        27.47%      24.19%        11.54%       195.43%      145.71%
Russell 1000(R) Health Care Index(1)                29.28%      25.08%          NA         206.12%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXH's one-year NAV return of 31.06% outperformed the benchmark S&P 500(R) Health Care Index return of 27.47% by 3.59%. The Health Care Providers & Services industry was the Fund's top-contributing (+13.2%) and second best-performing (+33.4%) industry, while at an average weight of 40.3%. Second in terms of contribution was the Biotechnology industry, adding 8.9% of the Fund's return, with a total return of 48.9% and an average weight of 20.0% throughout the period. Standout names within the two industries were Centene Corp. in the Health Care Providers & Services industry, contributing 1.9% with a total return of 94.6%, and Pharmacyclics, Inc. in the Biotechnology industry, contributing 1.1% with a total return of 115.1%. On a relative basis, the Pharmaceuticals and Biotechnology industries led the way in adding to the outperformance versus the benchmark. Johnson & Johnson in the Pharmaceuticals industry contributed 2.5% of the outperformance due to being underweight compared to the benchmark by 10.0%, while the return of 2.9% lagged the benchmark return significantly. Several top-performing securities in the Biotechnology industry were not held by the benchmark, including Pharmacyclics, Inc. (mentioned earlier), causing in aggregate 3.9% of outperformance.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                 100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Intrexon Corp.                                2.34%
DexCom, Inc.                                  2.32
Health Net, Inc.                              2.28
Omnicare, Inc.                                2.25
HCA Holdings, Inc.                            2.24
Universal Health Services, Inc.,
  Class B                                     2.24
Acadia Healthcare Co., Inc.                   2.23
UnitedHealth Group, Inc.                      2.18
AmerisourceBergen Corp.                       2.18
Tenet Healthcare Corp.                        2.13
                                            -------
  Total                                      22.39%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH) (CONTINUED)

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        MAY 8, 2007 - JULY 31, 2015

            First Trust Health Care         StrataQuant(R)          Russell 1000(R)           S&P 500(R)
               AlphaDEX(R) Fund            Health Care Index             Index             Health Care Index
5/8/07              $10000                      $10000                  $10000                  $10000
7/31/07               9740                        9764                    9674                    9222
1/31/08               9645                        9702                    9261                    9269
7/31/08               9465                        9573                    8647                    8940
1/31/09               7330                        7443                    5646                    7696
7/31/09               8830                        9001                    6903                    7974
1/31/10              10750                       10993                    7611                    9042
7/31/10              10780                       11068                    7904                    8318
1/31/11              13190                       13601                    9387                    9306
7/31/11              14302                       14805                    9539                   10142
1/31/12              14342                       14909                    9757                   10762
7/31/12              15042                       15667                   10298                   11706
1/31/13              17867                       18682                   11419                   13226
7/31/13              21434                       22504                   12998                   15877
1/31/14              25169                       26517                   13957                   17571
7/31/14              26745                       28259                   15216                   19279
1/31/15              30802                       32650                   15878                   22086
7/31/15              35050                       37293                   16926                   24576


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         203              0               0             0
8/1/11 - 7/31/12         135              0               0             0
8/1/12 - 7/31/13         187              0               0             0
8/1/13 - 7/31/14         217              0               0             0
8/1/14 - 7/31/15         220              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          49              0               0             0
8/1/11 - 7/31/12         118              0               0             0
8/1/12 - 7/31/13          63              0               0             0
8/1/13 - 7/31/14          35              0               0             0
8/1/14 - 7/31/15          32              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                  1.30%      14.85%        5.63%         99.86%       56.99%
Market Price                                         1.37%      14.89%        5.64%        100.19%       57.04%

INDEX PERFORMANCE
StrataQuant(R) Industrials Index                     1.88%      15.69%        6.41%        107.27%       66.81%
Russell 1000(R) Index                               11.24%      16.45%        6.60%        114.15%       69.26%
S&P 500(R) Industrials Index                         6.91%      14.79%        6.25%         99.29%       64.68%
Russell 1000(R) Producer Durables Index(1)           7.72%      15.43%          NA         104.94%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXR's one-year NAV return of 1.30% underperformed the benchmark S&P 500(R) Industrials Index return of 6.91% by -5.61%. The Aerospace & Defense industry was the top-contributing industry in the Fund, with a 3.8% contribution to return. The Fund's holdings in the industry returned 28.4% and comprised an average weighting of 15.0%. The Airlines industry was the second best contributor. The Fund's holdings in the Airlines industry returned 8.5%, and had an average weight of 9.5%, resulting in a 0.9% contribution to return. The Buildings Products industry was the top-performing industry in the Fund, with a 49.0% return, but its average weight of 1.3% limited its contribution to 0.5%. Top-performing names were Alaska Air Group, Inc. (+74.2%) in the Airlines industry, Spirit AeroSystems Holdings, Inc. (+72.8%) in the Aerospace & Defense industry, and Middleby Corp. (+68.41%) in the Machinery industry. On a relative basis, the Machinery industry was the leading cause of the underperformance, accounting for -2.8%. The Fund was overweight in this industry at an average weight of 22.4% versus 14.9% and underperformed -11.1% versus 0.8%. Within the industry, several names contributed to the relative underperformance including:
Joy Global, Inc. (-54.7%), Terex Corp. (-35.3%), SPX Corp. (-27.8%), and OshKosh Corp. (-19.9%). Some of the relative underperformance was reversed in the Fund by the Aerospace & Defense industry where the Fund was underweight the benchmark 15.0% versus 25.9%, but outperformed 28.3% versus 15.8%, respectively.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  87.91%
Information Technology                        9.03
Materials                                     1.69
Health Care                                   1.37
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Trinity Industries, Inc.                      1.87%
JetBlue Airways Corp.                         1.87
Chicago Bridge & Iron Co. N.V.                1.79
Xerox Corp.                                   1.75
Macquarie Infrastructure Corp.                1.74
Spirit AeroSystems Holdings, Inc.,
  Class A                                     1.72
HD Supply Holdings, Inc.                      1.72
Avery Dennison Corp.                          1.69
A.O. Smith Corp.                              1.68
Textron, Inc.                                 1.65
                                            -------
  Total                                      17.48%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR) (CONTINUED)


                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MAY 8, 2007 - JULY 31, 2015

            First Trust Industrials/
               Producer Durables            StrataQuant(R)         Russell 1000(R)          S&P 500(R)
                AlphaDEX(R) Fund           Industrials Index            Index            Industrials Index
5/8/07               $10000                     $10000                 $10000                 $10000
7/31/07                9435                       9457                   9674                  10400
1/31/08                8770                       8820                   9261                   9935
7/31/08                8792                       8874                   8647                   9138
1/31/09                4967                       5030                   5646                   5934
7/31/09                6081                       6182                   6903                   6422
1/31/10                7233                       7384                   7611                   7464
7/31/10                7854                       8048                   7904                   8263
1/31/11                9675                       9954                   9387                   9982
7/31/11                9243                       9542                   9539                   9618
1/31/12                9549                       9904                   9757                  10177
7/31/12                9177                       9552                  10298                  10257
1/31/13               10955                      11446                  11419                  11594
7/31/13               12656                      13270                  12998                  13198
1/31/14               14598                      15368                  13957                  14747
7/31/14               15496                      16375                  15216                  15405
1/31/15               15548                      16486                  15878                  16340
7/31/15               15698                      16682                  16926                  16469


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         210              0               0             0
8/1/11 - 7/31/12         111              0               0             0
8/1/12 - 7/31/13         177              0               0             0
8/1/13 - 7/31/14         217              0               0             0
8/1/14 - 7/31/15         167              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          42              0               0             0
8/1/11 - 7/31/12         142              0               0             0
8/1/12 - 7/31/13          73              0               0             0
8/1/13 - 7/31/14          35              0               0             0
8/1/14 - 7/31/15          85              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 -4.36%      10.61%        6.79%         65.53%       71.67%
Market Price                                        -4.39%      10.60%        6.78%         65.48%       71.61%

INDEX PERFORMANCE
StrataQuant(R) Materials Index                      -3.75%      11.47%        7.60%         72.12%       82.75%
Russell 1000(R) Index                               11.24%      16.45%        6.60%        114.15%       69.26%
S&P 500(R) Materials Index                          -4.23%      10.67%        4.20%         66.05%       40.30%
Russell 1000(R) Materials and Processing Index(1)   -2.90%      11.52%          NA          72.50%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXZ's one-year NAV return of -4.36% underperformed the benchmark S&P 500(R) Materials Index return of -4.23% by -0.13%. The Containers & Packaging industry was the top-contributing industry at 2.3% was held at an average weighting of 18.9% and returned 11.3% over the period. Securities in the Building Products industry, which are classified as being in the Industrials sector by Global Industry Classification Standard ("GICS(R)") rather than Materials as RGS classifies them, contributed 1.7% to the Fund's return. Likewise, the Electrical Equipment industry is classified differently by GICS(R) and RGS. The Electrical Equipment industry returned 88.2%, but only contributed 1.5% to the Fund's return due to its small weighting in the Fund at 2.1%. The Metals & Mining industry, which is weighted at 17.3%, returned -39.8% and contributed -8.1% to the Fund's performance. On a relative basis, the Fund lagged the benchmark primarily due to the Chemicals industry. Within the Chemicals industry, the Fund performed -1.6% worse than the benchmark (-1.3% versus the benchmark 0.3%). Because the Fund was underweight in the Chemicals industry relative to the benchmark and the Chemicals industry was the second top-performing industry, this caused a -2.8% drag. Much of the underperformance from the Chemicals industry was reversed by the Building Products industry, where the Fund had a weighting of 6.5% and returned 29.9%, causing 2.1% of outperformance.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Materials                                    78.69%
Industrials                                  21.31
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Acuity Brands, Inc.                           3.82%
Sealed Air Corp.                              3.54
Reliance Steel & Aluminum Co.                 3.43
Domtar Corp.                                  3.36
Steel Dynamics, Inc.                          3.31
Cabot Corp.                                   3.23
Mosaic (The) Co.                              3.14
Westlake Chemical Corp.                       3.12
Cytec Industries, Inc.                        3.05
Martin Marietta Materials, Inc.               2.76
                                            -------
  Total                                      32.76%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ) (CONTINUED)


                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JULY 31, 2015

            First Trust Materials     StrataQuant(R)      Russell 1000(R)       S&P 500(R)
              AlphaDEX(R) Fund        Materials Index          Index          Materials Index
5/8/07             $10000                 $10000              $10000              $10000
7/31/07             10085                  10104                9674                9956
1/31/08             10310                  10362                9261               10271
7/31/08             11037                  11128                8647               10387
1/31/09              5255                   5323                5646                5394
7/31/09              7814                   7950                6903                7499
1/31/10              9265                   9468                7611                7890
7/31/10             10371                  10617                7904                8450
1/31/11             12736                  13090                9387               10544
7/31/11             12769                  13180                9539               10572
1/31/12             12616                  13091                9757               10586
7/31/12             12159                  12665               10298               10021
1/31/13             14771                  15454               11419               11369
7/31/13             15248                  16011               12998               11899
1/31/14             17100                  18026               13957               13120
7/31/14             17952                  18987               15216               14650
1/31/15             16665                  17673               15878               14420
7/31/15             17168                  18274               16926               14029


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         200              0               0             0
8/1/11 - 7/31/12         119              0               0             0
8/1/12 - 7/31/13         162              0               0             0
8/1/13 - 7/31/14         200              1               0             0
8/1/14 - 7/31/15         163              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          52              0               0             0
8/1/11 - 7/31/12         134              0               0             0
8/1/12 - 7/31/13          87              1               0             0
8/1/13 - 7/31/14          49              2               0             0
8/1/14 - 7/31/15          89              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years      Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                 10.72%      14.38%        7.21%         95.77%       77.37%
Market Price                                        10.74%      14.38%        7.22%         95.78%       77.47%

INDEX PERFORMANCE
StrataQuant(R) Technology Index                     11.43%      15.26%        8.10%        103.45%       89.84%
Russell 1000(R) Index                               11.24%      16.45%        6.60%        114.15%       69.26%
S&P 500(R) Information Technology Index             12.77%      16.69%        9.25%        116.40%      107.09%
Russell 1000(R) Technology Index(1)                 10.79%      15.61%          NA         106.52%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXL's one-year NAV return of 10.72% underperformed the benchmark S&P 500(R) Information Technology Index return of 12.77% by -2.05%. The Software industry was the leading contributor with a 5.1% contribution. The industry was held at an average weighting of 20.2% and returned 26.3% over the period. The Communications Equipment industry was the top performing industry with a 30.3% return and 2.9% contribution to return. On a relative basis, the Technology Hardware Storage & Peripherals industry produced the most underperformance. The industry was held at an average weighting of 9.6% and returned -11.9%. Because the Fund was underweight by 14.9% and underperformed by -30.0%, -3.7% of drag was created. Apple, Inc. was the main security causing the drag in this industry as the Fund was significantly underweight in the security at 1.5% versus the benchmark 19.2%. Apple, Inc. returned 29.1% over the period which caused -2.6% of relative underperformance. The Software industry reversed 2.5% of the drag due to being overweight by 1.1% and outperforming by 14.0%. Fortinet, Inc. and Electronic Arts, Inc. each reversed about 0.9% of underperformance in the Software industry due to their higher weighting and strong performance at 94.5% and 112.9%, respectively.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       98.73%
Health Care                                   0.86
Telecommunication Services                    0.41
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Fortinet, Inc.                                2.29%
Western Digital Corp.                         2.17
Electronic Arts, Inc.                         2.13
Palo Alto Networks, Inc.                      2.10
Arrow Electronics, Inc.                       2.06
Arista Networks, Inc.                         2.04
Avnet, Inc.                                   2.01
Micron Technology, Inc.                       1.94
Intel Corp.                                   1.88
Corning, Inc.                                 1.87
                                            -------
  Total                                      20.49%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MAY 8, 2007 - JULY 31, 2015

            First Trust Technology      StrataQuant(R)      Russell 1000(R)     S&P 500(R) Information
               AlphaDEX(R) Fund        Technology Index          Index             Technology Index
5/8/07              $10000                  $10000              $10000                  $10000
7/31/07              10235                   10252                9674                   10160
1/31/08               9030                    9078                9261                    9501
7/31/08               8815                    8895                8647                    9320
1/31/09               5205                    5295                5646                    6101
7/31/09               7236                    7397                6903                    8416
1/31/10               8246                    8457                7611                    9142
7/31/10               9060                    9330                7904                    9570
1/31/11              11868                   12273                9387                   11466
7/31/11              10908                   11328                9539                   11407
1/31/12              11048                   11523                9757                   12125
7/31/12              10493                   10986               10298                   12896
1/31/13              11488                   12077               11419                   13111
7/31/13              13069                   13792               12998                   14332
1/31/14              15047                   15945               13957                   16195
7/31/14              16021                   17035               15216                   18362
1/31/15              16916                   18044               15878                   19186
7/31/15              17738                   18982               16926                   20708


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         197              0               0             0
8/1/11 - 7/31/12         161              0               0             0
8/1/12 - 7/31/13         136              0               0             0
8/1/13 - 7/31/14         218              0               0             0
8/1/14 - 7/31/15         177              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          55              0               0             0
8/1/11 - 7/31/12          92              0               0             0
8/1/12 - 7/31/13         114              0               0             0
8/1/13 - 7/31/14          34              0               0             0
8/1/14 - 7/31/15          75              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by the NYSE to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The NYSE constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.


----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15
FUND PERFORMANCE
NAV                                                  5.77%      11.59%        4.97%         73.03%       49.08%
Market Price                                         5.77%      11.57%        4.97%         72.91%       49.06%

INDEX PERFORMANCE
StrataQuant(R) Utilities Index                       6.45%      12.57%        5.89%         80.73%       60.16%
Russell 1000(R) Index                               11.24%      16.45%        6.60%        114.15%       69.26%
S&P 500(R) Utilities Index                          10.47%      12.15%        4.61%         77.42%       44.94%
Russell 1000(R) Utilities Index(1)                   4.06%      12.05%          NA          76.65%         NA
----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXU's one-year NAV return of 5.77% underperformed the benchmark S&P 500(R) Utilities Index return of 10.47% by -4.70%. Electric Utilities and Multi-Utilities were the leading contributors to the Fund's performance, with returns of 4.3% and 4.1%, respectively. Among the Electric Utilities industry, Hawaiian Electric Industries, Inc. contributed 0.7% of the Fund's return with a 44.2% return and an average weight of 0.9% throughout the period. Among the Multi-Utilities industry, SCANA Corp. contributed 0.8% of the Fund's return with a 12.1% return and an average weight of 3.4% throughout the period. On a relative basis, the Fund lagged the benchmark due to the Telecommunication Services sector, which comprised an average weighting of 18.8%, returned 0.7%, and contributed -2.3% to the Fund's return. The Fund lost an additional -1.6% from Windstream Holdings, Inc., which is classified as being in the Financials sector by GICS(R). Windstream Holdings, Inc. was held at an average weighting of 1.4% and returned -25.6% throughout the period. Due to differences between GICS(R) and RGS classification methodologies, the benchmark does not have any exposure to the lagging Telecommunication Services or Financial sectors.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Utilities                                    90.71%
Telecommunication Services                    9.29
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
SCANA Corp.                                   4.28%
Great Plains Energy, Inc.                     4.28
Edison International                          4.27
PPL Corp.                                     4.27
Public Service Enterprise Group, Inc.         4.20
Exelon Corp.                                  4.04
Calpine Corp.                                 4.03
CenturyLink, Inc.                             3.85
Westar Energy, Inc.                           3.48
Ameren Corp.                                  3.45
                                            -------
  Total                                      40.15%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of the NYSE and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by the NYSE, and the NYSE makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU) (CONTINUED)


                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 MAY 8, 2007 - JULY 31, 2015

            First Trust Utilities     StrataQuant(R)      Russell 1000(R)       S&P 500(R)
              AlphaDEX(R) Fund        Utilities Index          Index          Utilities Index
5/8/07             $10000                 $10000              $10000              $10000
7/31/07              9185                   9205                9674                9034
1/31/08              8789                   8856                9261                9588
7/31/08              8506                   8601                8647                9394
1/31/09              6660                   6760                5646                7262
7/31/09              7440                   7593                6903                7463
1/31/10              8033                   8229                7611                7777
7/31/10              8616                   8863                7904                8170
1/31/11              9597                   9912                9387                8727
7/31/11             10083                  10456                9539                9322
1/31/12             10008                  10420                9757                9970
7/31/12             10753                  11245               10298               11120
1/31/13             11197                  11750               11419               10990
7/31/13             12464                  13196               12998               12011
1/31/14             12818                  13628               13957               12220
7/31/14             14094                  15046               15216               13123
1/31/15             15906                  17032               15878               15666
7/31/15             14907                  16015               16926               14497


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         220              0               0             0
8/1/11 - 7/31/12         157              0               0             0
8/1/12 - 7/31/13         141              0               0             0
8/1/13 - 7/31/14         193              0               0             0
8/1/14 - 7/31/15         136              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11          32              0               0             0
8/1/11 - 7/31/12          96              0               0             0
8/1/12 - 7/31/13         109              0               0             0
8/1/13 - 7/31/14          59              0               0             0
8/1/14 - 7/31/15         116              0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading) the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2015 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund or First Trust Utilities AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE         DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                 FEBRUARY 1, 2015      JULY 31, 2015         PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
Actual                                              $1,000.00            $1,081.20            0.63%              $3.25
Hypothetical (5% return before expenses)            $1,000.00            $1,021.67            0.63%              $3.16

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
Actual                                              $1,000.00            $1,088.20            0.62%              $3.21
Hypothetical (5% return before expenses)            $1,000.00            $1,021.72            0.62%              $3.11

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
Actual                                              $1,000.00            $  853.60            0.63%              $2.90
Hypothetical (5% return before expenses)            $1,000.00            $1,021.67            0.63%              $3.16

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
Actual                                              $1,000.00            $1,097.00            0.63%              $3.28
Hypothetical (5% return before expenses)            $1,000.00            $1,021.67            0.63%              $3.16

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
Actual                                              $1,000.00            $1,137.90            0.62%              $3.29
Hypothetical (5% return before expenses)            $1,000.00            $1,021.72            0.62%              $3.11

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2015 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE         DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                 FEBRUARY 1, 2015      JULY 31, 2015         PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
Actual                                              $1,000.00            $1,009.60            0.64%              $3.19
Hypothetical (5% return before expenses)            $1,000.00            $1,021.62            0.64%              $3.21

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
Actual                                              $1,000.00            $1,030.20            0.64%              $3.22
Hypothetical (5% return before expenses)            $1,000.00            $1,021.62            0.64%              $3.21

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
Actual                                              $1,000.00            $1,048.60            0.64%              $3.25
Hypothetical (5% return before expenses)            $1,000.00            $1,021.62            0.64%              $3.21

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
Actual                                              $1,000.00            $  937.20            0.67%              $3.22
Hypothetical (5% return before expenses)            $1,000.00            $1,021.47            0.67%              $3.36


(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2015 through July 31, 2015), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AUTO COMPONENTS -- 5.3%
      227,381  Delphi Automotive PLC        $    17,753,908
    1,571,121  Gentex Corp.                      25,263,626
    1,069,558  Goodyear Tire & Rubber
                  (The) Co.                      32,225,783
      125,395  Johnson Controls, Inc.             5,712,996
      287,257  Lear Corp.                        29,894,836
      245,739  Visteon Corp. (a)                 24,458,403
                                            ---------------
                                                135,309,552
                                            ---------------
               AUTOMOBILES -- 3.2%
      859,351  Ford Motor Co.                    12,744,175
      774,007  General Motors Co.                24,388,961
      228,903  Harley-Davidson, Inc.             13,345,045
       96,168  Tesla Motors, Inc. (a) (b)        25,595,113
      110,357  Thor Industries, Inc.              6,166,749
                                            ---------------
                                                 82,240,043
                                            ---------------
               BUILDING PRODUCTS -- 0.3%
      135,540  Fortune Brands Home &
                  Security, Inc.                  6,472,035
                                            ---------------
               COMMERCIAL SERVICES
                  & SUPPLIES -- 0.5%
      344,893  KAR Auction Services, Inc.        13,426,684
                                            ---------------
               DISTRIBUTORS -- 1.6%
       69,363  Genuine Parts Co.                  6,169,839
    1,066,193  LKQ Corp. (a)                     33,542,432
                                            ---------------
                                                 39,712,271
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 4.6%
       49,648  Graham Holdings Co.,
                  Class B                        34,235,275
      435,036  H&R Block, Inc.                   14,482,348
    1,095,726  Service Corp. International       33,430,600
      891,549  ServiceMaster Global
                  Holdings, Inc. (a)             34,529,693
                                            ---------------
                                                116,677,916
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 1.0%
       45,991  Costco Wholesale Corp.             6,682,492
      272,777  Wal-Mart Stores, Inc.             19,634,489
                                            ---------------
                                                 26,316,981
                                            ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 8.6%
      416,500  Aramark                           13,253,030
      107,734  Brinker International, Inc.        6,453,267
      261,166  Carnival Corp.                    13,917,536
      362,944  Darden Restaurants, Inc.          26,770,749
      284,368  Domino's Pizza, Inc.              32,372,453
      351,791  Dunkin' Brands Group, Inc.        18,958,017
      225,432  Hilton Worldwide Holdings,
                  Inc. (a)                        6,052,849
      227,530  Hyatt Hotels Corp.,
                  Class A (a)                    12,703,000
       83,484  Marriott International, Inc.,
                  Class A                         6,061,773
      460,348  Norwegian Cruise Line
                  Holdings Ltd. (a)              28,734,922


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
       73,802  Panera Bread Co.,
                  Class A (a)               $    15,064,464
      481,172  Starbucks Corp.                   27,874,294
      143,198  Yum! Brands, Inc.                 12,567,057
                                            ---------------
                                                220,783,411
                                            ---------------
               HOUSEHOLD DURABLES
                  -- 10.8%
      707,176  D.R. Horton, Inc.                 20,996,055
      141,374  Garmin Ltd.                        5,924,984
      244,671  GoPro, Inc., Class A (a)          15,194,069
      108,448  Harman International
                  Industries, Inc.               11,675,512
      498,509  Jarden Corp. (a)                  27,417,995
      662,439  Leggett & Platt, Inc.             31,671,209
      505,443  Lennar Corp., Class A             26,808,697
      101,350  Mohawk Industries, Inc. (a)       20,431,147
      470,645  Newell Rubbermaid, Inc.           20,369,516
       14,432  NVR, Inc. (a)                     21,504,257
      640,145  PulteGroup, Inc.                  13,263,804
      391,470  Tempur Sealy International,
                  Inc. (a)                       29,575,559
      506,632  Toll Brothers, Inc. (a)           19,718,117
       96,229  Tupperware Brands Corp.            5,626,510
       35,891  Whirlpool Corp.                    6,378,907
                                            ---------------
                                                276,556,338
                                            ---------------
               INTERNET & CATALOG
                  RETAIL -- 5.0%
       74,288  Amazon.com, Inc. (a)              39,829,511
      294,896  Expedia, Inc.                     35,812,170
      223,804  Liberty Interactive Corp.,
                  Class A (a)                     6,501,506
      343,607  Netflix, Inc. (a)                 39,277,716
       71,270  TripAdvisor, Inc. (a)              5,657,413
                                            ---------------
                                                127,078,316
                                            ---------------
               INTERNET SOFTWARE &
                  SERVICES -- 0.8%
      508,750  eBay, Inc. (a)                    14,306,050
      199,573  HomeAway, Inc. (a)                 5,995,173
                                            ---------------
                                                 20,301,223
                                            ---------------
               LEISURE PRODUCTS -- 3.5%
      380,423  Brunswick Corp.                   20,196,657
      431,170  Hasbro, Inc.                      33,950,326
      502,093  Mattel, Inc.                      11,653,578
      130,636  Polaris Industries, Inc.          17,904,970
      138,317  Vista Outdoor, Inc. (a)            6,524,413
                                            ---------------
                                                 90,229,944
                                            ---------------
               MACHINERY -- 0.2%
       50,194  WABCO Holdings, Inc. (a)           6,197,453
                                            ---------------
               MEDIA -- 14.3%
      393,979  AMC Networks, Inc.,
                  Class A (a)                    33,180,911
    1,347,002  Cablevision Systems Corp.,
                  Class A                        38,012,396


                        See Notes to Financial Statements                Page 25

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA (CONTINUED)
       36,272  Charter Communications,
                  Inc., Class A (a) (b)     $     6,741,514
      321,725  Comcast Corp., Class A            20,078,857
      581,726  Discovery Communications,
                  Inc., Class A (a)              19,208,593
      237,240  John Wiley & Sons, Inc.,
                  Class A                        12,576,092
      348,143  Lions Gate Entertainment
                  Corp.                          13,640,243
      703,825  Live Nation Entertainment,
                  Inc. (a)                       18,454,291
       74,390  Madison Square Garden
                  (The) Co., Class A (a)          6,204,126
    1,326,134  News Corp., Class A (a)           19,533,954
    1,665,028  Sirius XM Holdings, Inc. (a)       6,593,511
      432,656  Starz, Class A (a)                17,500,935
    1,005,529  TEGNA, Inc.                       29,291,060
      144,799  Time Warner Cable, Inc.           27,513,258
       71,048  Time Warner, Inc.                  6,255,066
      603,991  Tribune Media Co., Class A        30,495,506
      990,845  Twenty-First Century Fox,
                  Inc., Class A                  34,174,244
      226,014  Walt Disney (The) Co.             27,121,680
                                            ---------------
                                                366,576,237
                                            ---------------
               MULTILINE RETAIL -- 5.5%
      306,565  Dillard's, Inc., Class A          31,232,842
      331,842  Dollar General Corp.              26,670,141
      244,952  Dollar Tree, Inc. (a)             19,113,605
      412,040  Kohl's Corp.                      25,266,293
      191,182  Macy's, Inc.                      13,203,029
       83,360  Nordstrom, Inc.                    6,361,202
      237,020  Target Corp.                      19,400,087
                                            ---------------
                                                141,247,199
                                            ---------------
               PERSONAL PRODUCTS -- 2.0%
      806,933  Coty, Inc., Class A               21,569,319
      148,850  Estee Lauder (The) Cos.,
                  Inc., Class A                  13,264,024
      410,531  Nu Skin Enterprises, Inc.,
                  Class A                        16,277,554
                                            ---------------
                                                 51,110,897
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.3%
    1,277,616  Outfront Media, Inc.              32,106,490
                                            ---------------
               SPECIALTY RETAIL -- 21.4%
      890,555  Aaron's, Inc.                     32,932,724
      161,954  Advance Auto Parts, Inc.          28,214,006
      307,210  AutoNation, Inc. (a)              19,151,471
       19,343  AutoZone, Inc. (a)                13,558,282
       90,029  Bed Bath & Beyond, Inc. (a)        5,872,592
      791,102  Best Buy Co., Inc.                25,544,684
      258,080  Cabela's, Inc. (a)                11,466,494
      292,224  CarMax, Inc. (a)                  18,851,370
      330,226  CST Brands, Inc.                  12,508,961
      373,738  Dick's Sporting Goods, Inc.       19,053,163
      579,815  DSW, Inc., Class A                18,855,584
      481,237  Foot Locker, Inc.                 33,951,270


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
      750,629  GameStop Corp., Class A (b)  $    34,416,340
      116,064  Home Depot (The), Inc.            13,582,970
       72,440  L Brands, Inc.                     5,847,357
       92,730  Lowe's Cos., Inc.                  6,431,753
      718,996  Michaels (The) Cos.,
                  Inc. (a)                       18,219,359
      577,697  Murphy USA, Inc. (a)              31,634,688
      114,161  O'Reilly Automotive,
                  Inc. (a)                       27,434,030
    2,978,952  Office Depot, Inc. (a)            23,831,616
      495,058  Penske Automotive Group,
                  Inc.                           26,733,132
      265,357  Ross Stores, Inc.                 14,106,378
      196,665  Sally Beauty Holdings,
                  Inc. (a)                        5,858,650
      100,587  Signet Jewelers Ltd.              12,193,156
       67,657  Tiffany & Co.                      6,474,775
       93,863  TJX (The) Cos., Inc.               6,553,515
      286,832  Tractor Supply Co.                26,537,697
      167,025  Ulta Salon, Cosmetics &
                  Fragrance, Inc. (a)            27,731,161
      235,184  Williams-Sonoma, Inc.             19,910,677
                                            ---------------
                                                547,457,855
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 10.0%
      303,360  Carter's, Inc.                    30,763,738
      372,698  Coach, Inc.                       11,628,178
      464,920  Fossil Group, Inc. (a)            31,963,250
      774,242  Hanesbrands, Inc.                 24,024,729
      296,296  lululemon athletica,
                  Inc. (a)                       18,625,167
      238,823  NIKE, Inc., Class B               27,517,186
      111,964  PVH Corp.                         12,992,303
      194,905  Ralph Lauren Corp.                24,536,590
      293,716  Skechers U.S.A., Inc.,
                  Class A (a)                    44,189,572
      309,180  Under Armour, Inc.,
                  Class A (a)                    30,710,849
                                            ---------------
                                                256,951,562
                                            ---------------
               TOTAL COMMON STOCKS -- 99.9%   2,556,752,407
               (Cost $2,358,096,607)        ---------------

               MONEY MARKET FUNDS -- 0.9%
   19,066,899  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                  19,066,899
    3,956,460  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)               3,956,460
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.9%                        23,023,359
               (Cost $23,023,359)           ---------------


Page 26                 See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2015


PRINCIPAL
VALUE          DESCRIPTION                            VALUE
-----------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.9%
   $5,974,944  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $5,974,994. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 3.500%,
                  due 05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $6,135,999. (d)           $     5,974,944
   17,157,055  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $17,157,197.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $17,553,947. (d)               17,157,055
                                            ---------------
               TOTAL REPURCHASE
                  AGREEMENTS -- 0.9%             23,131,999
               (Cost $23,131,999)           ---------------

               TOTAL INVESTMENTS -- 101.7%    2,602,907,765
               (Cost $2,404,251,965) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.7)%         (43,236,848)
                                            ---------------
               NET ASSETS -- 100.0%         $ 2,559,670,917
                                            ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $41,069,201 and the total value of the collateral held by the Fund is $42,198,898.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $2,413,163,049. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $243,566,737 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $53,822,021.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $2,556,752,407   $        --   $      --
Money Market Funds        23,023,359            --          --
Repurchase Agreements             --    23,131,999          --
                      ----------------------------------------
Total Investments     $2,579,775,766   $23,131,999   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $ 41,069,201
Non-cash Collateral(2)                             (41,069,201)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $ 23,131,999
Non-cash Collateral(4)                             (23,131,999)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               BEVERAGES -- 11.7%
      529,088  Brown-Forman Corp., Class B  $    57,358,430
      913,650  Constellation Brands, Inc.,
                  Class A                       109,656,273
      727,053  Dr Pepper Snapple Group,
                  Inc.                           58,324,192
      332,150  Molson Coors Brewing Co.,
                  Class B                        23,629,151
      593,196  Monster Beverage Corp. (a)        91,085,246
                                            ---------------
                                                340,053,292
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 21.3%
    1,263,368  CVS Health Corp.                 142,090,999
    2,923,826  Kroger (The) Co.                 114,730,932
   12,694,925  Rite Aid Corp. (a)               113,111,782
    1,468,194  Sysco Corp.                       53,310,124
    1,255,370  Walgreens Boots Alliance,
                  Inc.                          121,306,403
    2,015,769  Whole Foods Market, Inc.          73,373,992
                                            ---------------
                                                617,924,232
                                            ---------------
               FOOD PRODUCTS -- 47.6%
    2,747,900  Archer-Daniels-Midland Co.       130,305,418
      905,507  Bunge Ltd.                        72,304,734
    1,112,308  Campbell Soup Co.                 54,847,907
    3,030,717  ConAgra Foods, Inc.              133,533,391
    2,505,974  Flowers Foods, Inc.               54,279,397
      416,127  General Mills, Inc.               24,222,753
    2,011,896  Hain Celestial Group (The),
                  Inc. (a)                      136,768,690
    1,410,347  Hormel Foods Corp.                83,506,646
    1,328,167  Ingredion, Inc.                  117,144,329
      213,902  J.M. Smucker (The) Co.            23,890,714
    1,158,233  Kraft Heinz (The) Co.             92,044,776
      654,755  McCormick & Co., Inc.             53,696,458
    4,614,801  Pilgrim's Pride Corp. (b)         99,864,294
      509,186  Pinnacle Foods, Inc.              22,887,911
    3,108,201  Tyson Foods, Inc., Class A       137,848,714
    2,710,814  WhiteWave Foods (The)
                  Co. (a)                       139,932,219
                                            ---------------
                                              1,377,078,351
                                            ---------------
               HOUSEHOLD PRODUCTS -- 6.5%
      285,842  Church & Dwight Co., Inc.         24,676,740
      677,441  Procter & Gamble (The) Co.        51,959,725
    1,039,321  Spectrum Brands Holdings,
                  Inc.                          110,116,060
                                            ---------------
                                                186,752,525
                                            ---------------
               PERSONAL PRODUCTS -- 7.0%
    1,358,308  Edgewell Personal Care Co.       130,003,658
    1,443,126  Herbalife Ltd. (a) (b)            72,863,432
                                            ---------------
                                                202,867,090
                                            ---------------
               SPECIALTY RETAIL -- 0.9%
      521,287  GNC Holdings, Inc., Class A       25,652,533
                                            ---------------
               TOBACCO -- 4.9%
      474,085  Altria Group, Inc.                25,780,742
      289,216  Philip Morris International,
                  Inc.                           24,736,645
    1,064,823  Reynolds American, Inc.           91,351,165
                                            ---------------
                                                141,868,552
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               TOTAL COMMON STOCKS
                  -- 99.9%                  $ 2,892,196,575
               (Cost $2,649,606,302)        ---------------

               RIGHTS -- 0.0%
               FOOD & STAPLES RETAILING
                  -- 0.0%
        5,790  Safeway Casa Ley, SA
                  CVR (a) (c)                         5,876
        5,790  Safeway PDC, LLC CVR (a) (c)             283
                                            ---------------
               TOTAL RIGHTS -- 0.0%                   6,159
               (Cost $6,008)                ---------------

               MONEY MARKET FUNDS -- 2.1%
   59,217,611  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (d) (e)                  59,217,611
    1,428,222  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (d)               1,428,222
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 2.1%                        60,645,833
               (Cost $60,645,833)           ---------------

PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 2.5%
  $18,556,867  JPMorgan Chase & Co.,
                  0.10% (d), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $18,557,022.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $19,057,067. (e)               18,556,867
   53,286,052  RBC Capital Markets LLC,
                  0.10% (d), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $53,286,496.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $54,518,712. (e)               53,286,052
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 2.5%                        71,842,919
               (Cost $71,842,919)           ---------------

               TOTAL INVESTMENTS -- 104.5%    3,024,691,486
               (Cost $2,782,101,062) (f)

               NET OTHER ASSETS AND
                  LIABILITIES -- (4.5)%        (130,332,531)
                                            ---------------
               NET ASSETS -- 100.0%         $ 2,894,358,955
                                            ===============


Page 28                 See Notes to Financial Statements

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

JULY 31, 2015


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $126,603,458 and the total value of the collateral held by the Fund is $131,060,530.

(c) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At July 31, 2015, securities noted as such amounted to $6,159 or 0.00% of net assets.

(d)   Interest rate shown reflects yield as of July 31, 2015.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $2,801,509,457. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $299,429,823 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $76,247,794.

CVR   - Contingent Value Rights

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $2,892,196,575   $        --   $      --
Rights*                           --         6,159          --
Money Market Funds        60,645,833            --          --
Repurchase Agreements             --    71,842,919          --
                      ----------------------------------------
Total Investments     $2,952,842,408   $71,849,078   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

-----------------------------
OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $126,603,458
Non-cash Collateral(2)                            (126,603,458)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $ 71,842,919
Non-cash Collateral(4)                             (71,842,919)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 29

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               ENERGY EQUIPMENT & SERVICES
                  -- 30.3%
       73,539  Baker Hughes, Inc.           $     4,276,293
      175,834  Diamond Offshore Drilling,
                  Inc. (a)                        3,859,556
      120,615  Dril-Quip, Inc. (b)                7,045,122
      109,411  FMC Technologies, Inc. (b)         3,584,304
      361,353  Frank's International N.V.         5,850,305
      158,079  Halliburton Co.                    6,606,121
      161,115  Helmerich & Payne, Inc.            9,302,780
      157,260  Nabors Industries Ltd.             1,825,789
      234,974  National Oilwell Varco, Inc.       9,899,455
      294,901  Noble Corp. PLC (a)                3,524,067
      194,869  Oceaneering International,
                  Inc.                            7,798,657
      482,416  Patterson-UTI Energy, Inc.         7,952,628
      214,951  Rowan Cos. PLC, Class A            3,703,606
      656,290  RPC, Inc. (a)                      8,072,367
       52,562  Schlumberger Ltd.                  4,353,185
    1,097,305  Seadrill Ltd. (a)                  9,776,987
      431,392  Superior Energy Services,
                  Inc.                            7,333,664
                                            ---------------
                                                104,764,886
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 67.1%
      330,390  Antero Resources Corp.
                  (a) (b)                         9,089,029
       71,938  Cabot Oil & Gas Corp.              1,881,898
      751,427  California Resources Corp.         3,178,536
      203,121  Chesapeake Energy Corp. (a)        1,759,028
      117,588  Chevron Corp.                     10,404,186
       39,877  Concho Resources, Inc. (b)         4,249,293
      110,862  ConocoPhillips                     5,580,793
      313,100  CONSOL Energy, Inc.                5,172,412
       53,519  Continental Resources,
                  Inc. (b)                        1,788,070
    1,783,981  Denbury Resources, Inc. (a)        7,028,885
       60,233  Diamondback Energy, Inc. (b)       4,053,681
       33,252  Energen Corp.                      1,835,510
       77,772  EOG Resources, Inc.                6,003,221
      891,324  EP Energy Corp., Class A
                  (a) (b)                         7,460,382
       27,923  EQT Corp.                          2,145,883
      109,068  Exxon Mobil Corp.                  8,639,276
      225,561  Gulfport Energy Corp. (b)          7,389,378
      101,776  Hess Corp.                         6,005,802
      106,304  HollyFrontier Corp.                5,130,231
      269,206  Kosmos Energy Ltd. (b)             1,938,283
      901,949  Laredo Petroleum, Inc.
                  (a) (b)                         7,729,703
      256,527  Marathon Oil Corp.                 5,389,632
      173,554  Marathon Petroleum Corp.           9,488,197
      119,632  Memorial Resource
                  Development Corp. (b)           1,830,370
      272,984  Murphy Oil Corp.                   8,951,145
      188,454  Newfield Exploration Co. (b)       6,179,407
      212,674  Noble Energy, Inc.                 7,492,505
      112,681  Phillips 66                        8,958,139
       49,088  Pioneer Natural Resources Co.      6,222,886
      245,195  QEP Resources, Inc.                3,403,307


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
      183,846  Range Resources Corp.        $     7,232,502
      108,984  Rice Energy, Inc. (b)              1,967,161
      246,014  SM Energy Co.                      9,119,739
      499,185  Southwestern Energy Co. (b)        9,284,841
       69,632  Spectra Energy Corp.               2,107,064
       80,673  Tesoro Corp.                       7,852,710
      181,268  Valero Energy Corp.               11,891,181
      202,657  Whiting Petroleum Corp. (b)        4,152,442
       79,123  Williams (The) Cos., Inc.          4,152,375
       47,407  World Fuel Services Corp.          1,927,095
      739,199  WPX Energy, Inc. (b)               6,431,031
                                            ---------------
                                                232,497,209
                                            ---------------
               SEMICONDUCTORS &
                  SEMICONDUCTOR
                  EQUIPMENT -- 2.5%
      144,942  First Solar, Inc. (b)              6,420,931
       79,909  SunPower Corp. (a) (b)             2,159,940
                                            ---------------
                                                  8,580,871
                                            ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      345,842,966
               (Cost $440,850,327)          ---------------

               MONEY MARKET FUNDS -- 6.1%
   20,718,132  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                  20,718,132
      409,239  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class -0.03% (c)                  409,239
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 6.1%                        21,127,371
               (Cost $21,127,371)           ---------------


PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 7.2%
   $6,492,387  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $6,492,441. Collateralized
                  by U.S. Treasury Notes,
                  interest rate of 3.500%,
                  due 05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $6,667,389. (d)                 6,492,387


Page 30                 See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

JULY 31, 2015

PRINCIPAL
VALUE          DESCRIPTION                            VALUE
-----------------------------------------------------------
               REPURCHASE AGREEMENTS
                  (CONTINUED)
  $18,642,891  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $18,643,046.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $19,074,155. (d)          $    18,642,891
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 7.2%                        25,135,278
               (Cost $25,135,278)           ---------------

               TOTAL INVESTMENTS -- 113.2%      392,105,615
               (Cost $487,112,976) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (13.2)%        (45,813,723)
                                            ---------------
               NET ASSETS -- 100.0%         $   346,291,892
                                            ===============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $42,960,141 and the total value of the collateral held by the Fund is $45,853,410.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $494,214,967. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,877,709 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $103,987,061.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  345,842,966   $        --   $      --
Money Market Funds        21,127,371            --          --
Repurchase Agreements             --    25,135,278          --
                      ----------------------------------------
Total Investments     $  366,970,337   $25,135,278   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $ 42,960,141
Non-cash Collateral(2)                             (42,960,141)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $ 25,135,278
Non-cash Collateral(4)                             (25,135,278)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                       See Notes to Financial Statements                 Page 31

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               BANKS -- 13.5%
      301,478  Associated Banc-Corp.        $     5,942,131
      239,377  Bank of America Corp.              4,280,061
       55,060  BankUnited, Inc.                   2,010,791
      151,618  BB&T Corp.                         6,105,657
       58,440  BOK Financial Corp.                3,883,922
      219,088  CIT Group, Inc.                   10,305,900
       73,747  Citigroup, Inc.                    4,311,250
      149,069  Citizens Financial Group,
                  Inc.                            3,886,229
       21,888  City National Corp.                1,967,950
       79,396  Comerica, Inc.                     3,765,752
       42,314  Commerce Bancshares, Inc.          1,992,566
       25,168  Cullen/Frost Bankers, Inc.         1,823,422
       44,158  East West Bancorp, Inc.            1,976,512
      391,363  Fifth Third Bancorp                8,246,018
      540,343  Huntington Bancshares, Inc.        6,305,803
       90,312  JPMorgan Chase & Co.               6,189,081
      271,259  KeyCorp                            4,025,484
       32,614  M&T Bank Corp.                     4,277,326
       42,324  PacWest Bancorp                    1,959,178
      251,323  People's United Financial,
                  Inc.                            4,089,025
       85,182  PNC Financial Services
                  Group (The), Inc.               8,363,169
      589,911  Regions Financial Corp.            6,129,175
       55,672  Signature Bank (a)                 8,105,287
      142,176  SunTrust Banks, Inc.               6,304,084
       42,454  SVB Financial Group (a)            6,075,167
      367,931  TCF Financial Corp.                6,056,144
       93,863  U.S. Bancorp                       4,243,546
      108,785  Wells Fargo & Co.                  6,295,388
      192,566  Zions Bancorporation               6,006,134
                                            ---------------
                                                144,922,152
                                            ---------------
               CAPITAL MARKETS -- 9.8%
       18,645  Affiliated Managers Group,
                  Inc. (a)                        3,876,295
       15,840  Ameriprise Financial, Inc.         1,990,613
       42,609  Artisan Partners Asset
                  Management, Inc., Class A       2,034,580
      145,731  Bank of New York Mellon
                  (The) Corp.                     6,324,725
        5,605  BlackRock, Inc.                    1,885,074
      187,164  Charles Schwab (The) Corp.         6,528,280
       59,094  Federated Investors, Inc.,
                  Class B                         1,992,059
      207,741  Franklin Resources, Inc.           9,462,603
       39,040  Goldman Sachs Group
                  (The), Inc.                     8,005,933
      196,055  Interactive Brokers Group,
                  Inc., Class A                   7,871,608
      163,020  Invesco Ltd.                       6,292,572
      144,872  Lazard Ltd., Class A (b)           8,027,357
       79,058  Legg Mason, Inc.                   3,900,722
      131,468  LPL Financial Holdings,
                  Inc. (c)                        6,198,716
       51,014  Morgan Stanley                     1,981,384
       33,204  Raymond James Financial,
                  Inc.                            1,959,036
      207,741  SEI Investments Co.               11,074,673
       52,916  State Street Corp.                 4,051,249


SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
      110,232  TD Ameritrade Holding Corp.  $     4,048,821
      172,223  Waddell & Reed Financial,
                  Inc., Class A                   7,734,535
                                            ---------------
                                                105,240,835
                                            ---------------
               CONSUMER FINANCE -- 6.1%
      454,101  Ally Financial, Inc. (a)          10,339,880
       52,309  American Express Co.               3,978,622
       92,637  Capital One Financial Corp.        7,531,388
       41,375  Credit Acceptance Corp. (a)        9,938,689
      105,947  Discover Financial Services        5,912,902
      447,588  Navient Corp.                      7,027,132
      398,323  Santander Consumer USA
                  Holdings, Inc. (a)              9,631,450
      133,125  Springleaf Holdings,
                  Inc. (a)                        6,724,144
      123,707  Synchrony Financial (a) (c)        4,250,572
                                            ---------------
                                                 65,334,779
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 5.4%
       59,867  Berkshire Hathaway, Inc.,
                  Class B (a)                     8,545,416
       21,271  CME Group, Inc.                    2,042,867
       18,209  Intercontinental Exchange,
                  Inc.                            4,152,380
      335,621  Leucadia National Corp.            7,893,806
       60,844  McGraw Hill Financial, Inc.        6,190,877
       75,467  Moody's Corp.                      8,333,821
      132,506  MSCI, Inc.                         9,031,609
       40,545  NASDAQ OMX Group
                  (The), Inc.                     2,069,011
      219,186  Voya Financial, Inc.              10,290,783
                                            ---------------
                                                 58,550,570
                                            ---------------
               INSURANCE -- 33.7%
       80,140  ACE Ltd.                           8,716,828
      130,998  Aflac, Inc.                        8,390,422
       17,374  Alleghany Corp. (a)                8,446,023
      235,658  Allied World Assurance Co
                  Holdings AG                     9,958,907
      125,601  Allstate (The) Corp.               8,660,189
       93,953  American Financial Group,
                  Inc.                            6,478,059
      164,768  American International
                  Group, Inc.                    10,564,924
      155,467  AmTrust Financial Services,
                  Inc. (c)                       10,806,511
       40,985  Aon PLC                            4,130,058
      152,107  Arch Capital Group Ltd. (a)       10,854,356
      172,261  Arthur J. Gallagher & Co.          8,170,339
      212,626  Aspen Insurance Holdings
                  Ltd.                           10,225,184
       91,200  Assurant, Inc.                     6,803,520
      424,691  Assured Guaranty Ltd.             10,387,942
      190,841  Axis Capital Holdings Ltd.        10,984,808
      185,992  Brown & Brown, Inc.                6,221,432
      107,044  Chubb (The) Corp.                 13,308,781
      121,802  Cincinnati Financial Corp.         6,724,688
      155,037  Endurance Specialty
                  Holdings Ltd.                  10,773,521
       55,946  Everest Re Group Ltd.             10,244,832
      275,353  FNF Group                         10,763,549


Page 32                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
      110,071  Hanover Insurance Group
                  (The), Inc.               $     8,899,240
      147,014  Hartford Financial Services
                  Group (The), Inc.               6,990,516
       79,546  HCC Insurance Holdings, Inc.       6,137,769
      103,206  Lincoln National Corp.             5,812,562
      105,804  Loews Corp.                        4,032,190
       12,835  Markel Corp. (a)                  11,419,941
       71,842  Marsh & McLennan Cos., Inc.        4,162,526
       35,575  Mercury General Corp.              2,008,209
      145,547  MetLife, Inc.                      8,112,790
      391,016  Old Republic International
                  Corp.                           6,541,698
       79,267  PartnerRe Ltd.                    10,777,141
      119,166  Principal Financial Group,
                  Inc.                            6,614,905
      220,538  ProAssurance Corp.                10,649,780
      219,480  Progressive (The) Corp.            6,694,140
       46,547  Prudential Financial, Inc.         4,112,893
       85,875  Reinsurance Group of
                  America, Inc.                   8,288,655
      100,341  RenaissanceRe Holdings Ltd.       10,766,589
       80,821  StanCorp Financial Group,
                  Inc.                            9,215,210
      104,979  Torchmark Corp.                    6,467,756
      105,364  Travelers (The) Cos., Inc.        11,181,228
       55,350  Unum Group                         1,983,744
      231,545  Validus Holdings Ltd.             10,732,111
      156,922  W. R. Berkley Corp.                8,743,694
                                            ---------------
                                                361,960,160
                                            ---------------
               IT SERVICES -- 9.1%
       13,950  Alliance Data Systems Corp.
                  (a)                             3,836,808
       81,349  Broadridge Financial
                  Solutions, Inc.                 4,414,810
      256,611  CoreLogic, Inc. (a)               10,120,738
       65,922  Fidelity National
                  Information Services,
                  Inc.                            4,313,276
       98,366  Fiserv, Inc. (a)                   8,544,071
       39,045  FleetCor Technologies, Inc.
                  (a)                             6,044,947
       98,453  Global Payments, Inc.             11,035,597
       30,576  Jack Henry & Associates,
                  Inc.                            2,136,039
       87,169  MasterCard, Inc., Class A          8,490,261
      243,850  Total System Services, Inc.       11,270,747
      266,707  Vantiv, Inc., Class A (a)         11,735,108
       60,671  Visa, Inc., Class A                4,570,953
      200,392  Western Union (The) Co.            4,055,934
       71,505  WEX, Inc. (a)                      7,296,370
                                            ---------------
                                                 97,865,659
                                            ---------------
               MEDIA -- 1.0%
      267,546  Thomson Reuters Corp.             10,822,236
                                            ---------------
               PROFESSIONAL SERVICES -- 1.0%
       16,333  Dun & Bradstreet (The) Corp.       2,037,869
       83,940  Equifax, Inc.                      8,572,792
                                            ---------------
                                                 10,610,661
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS
                  -- 16.4%
       21,216  American Tower Corp.         $     2,017,854
       53,581  Apartment Investment &
                  Management Co., Class A         2,093,946
       12,380  AvalonBay Communities, Inc.        2,133,569
      210,682  BioMed Realty Trust, Inc.          4,538,090
       54,862  Camden Property Trust              4,368,661
      251,485  CBL & Associates Properties,
                  Inc.                            4,109,265
      742,937  Chimera Investment Corp.          10,571,994
       80,591  Columbia Property Trust,
                  Inc.                            1,947,079
      246,319  Corrections Corp. of America       8,663,039
       50,724  Crown Castle International
                  Corp.                           4,154,803
       61,213  Digital Realty Trust, Inc.         3,934,160
      115,988  Empire State Realty Trust,
                  Inc., Class A                   2,062,267
       32,193  Equinix, Inc.                      8,978,950
       37,627  Equity LifeStyle Properties,
                  Inc.                            2,177,851
       62,468  Extra Space Storage, Inc.          4,592,647
      222,253  Gaming and Leisure
                  Properties, Inc.                7,278,786
       68,665  Hospitality Properties Trust       1,882,794
      100,610  Host Hotels & Resorts, Inc.        1,949,822
       63,722  Iron Mountain, Inc.                1,914,846
      271,134  Kimco Realty Corp.                 6,699,721
      136,540  Macerich (The) Co.                10,808,506
    1,378,291  MFA Financial, Inc.               10,378,531
       56,532  National Retail Properties,
                  Inc.                            2,101,294
       57,528  Omega Healthcare Investors,
                  Inc.                            2,085,965
      593,443  Paramount Group, Inc.             10,604,826
      149,880  Post Properties, Inc.              8,534,167
      109,808  Prologis, Inc.                     4,459,303
       10,741  Public Storage                     2,203,838
       77,452  Rayonier, Inc.                     1,905,319
      112,762  Senior Housing Properties
                  Trust                           1,947,400
      283,321  Starwood Property Trust,
                  Inc.                            6,165,065
      117,251  Taubman Centers, Inc.              8,770,375
      627,441  Two Harbors Investment Corp.       6,412,447
      187,066  Weingarten Realty Investors        6,580,982
      129,338  Weyerhaeuser Co.                   3,969,383
       33,580  W.P. Carey, Inc.                   2,054,760
      146,267  WP GLIMCHER, Inc.                  1,980,455
                                            ---------------
                                                177,032,760
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 2.7%
      220,236  CBRE Group, Inc., Class A (a)      8,362,361
       13,774  Howard Hughes (The) Corp. (a)      1,872,713
       59,552  Jones Lang LaSalle, Inc.          10,602,638
      174,416  Realogy Holdings Corp. (a)         7,939,416
                                            ---------------
                                                 28,777,128
                                            ---------------
               SOFTWARE -- 0.8%
       50,140  FactSet Research Systems,
                  Inc.                            8,306,192
                                            ---------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               THRIFTS & MORTGAGE FINANCE
                  -- 0.4%
      221,659  New York Community Bancorp,
                  Inc. (c)                  $     4,218,171
                                            ---------------
               TOTAL COMMON STOCKS -- 99.9%   1,073,641,303
               (Cost $1,042,093,636)        ---------------

               MONEY MARKET FUNDS -- 0.8%
    7,236,155  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (d) (e)                   7,236,155
    1,643,780  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (d)               1,643,780
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.8%                         8,879,935
               (Cost $8,879,935)            ---------------


PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 0.8%
   $2,267,575  JPMorgan Chase & Co.,
                  0.10% (d), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $2,267,594.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $2,328,697. (e)                 2,267,575
    6,511,342  RBC Capital Markets LLC,
                  0.10% (d), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $6,511,396.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $6,661,968. (e)                 6,511,342
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.8%                         8,778,917
               (Cost $8,778,917)            ---------------

               TOTAL INVESTMENTS -- 101.5%    1,091,300,155
               (Cost $1,059,752,488) (f)

               NET OTHER ASSETS AND
                  LIABILITIES -- (1.5)%         (16,323,807)
                                            ---------------
               NET ASSETS -- 100.0%         $ 1,074,976,348
                                            ===============

(a)   Non-income producing security.

(b)   Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $15,679,382 and the total value of the collateral held by the Fund is $16,015,072.

(d)   Interest rate shown reflects yield as of July 31, 2015.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $1,062,143,749. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,322,790 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,166,384.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $1,073,641,303   $        --   $      --
Money Market Funds         8,879,935            --          --
Repurchase Agreements             --     8,778,917          --
                      ----------------------------------------
Total Investments     $1,082,521,238   $ 8,778,917   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 34                  See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2015

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $ 15,679,382
Non-cash Collateral(2)                             (15,679,382)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $  8,778,917
Non-cash Collateral(4)                              (8,778,917)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 35

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               BIOTECHNOLOGY -- 21.5%
      499,555  Agios Pharmaceuticals, Inc.
                  (a)                       $    55,040,970
       95,981  Alexion Pharmaceuticals,
                  Inc. (a)                       18,950,489
      617,562  Alnylam Pharmaceuticals,
                  Inc. (a)                       78,695,926
       91,626  Biogen, Inc. (a)                  29,208,536
      541,212  BioMarin Pharmaceutical,
                  Inc. (a)                       79,163,079
      329,748  bluebird bio, Inc. (a)            54,682,111
      149,907  Celgene Corp. (a)                 19,675,294
      632,277  Gilead Sciences, Inc.             74,520,167
      710,362  Incyte Corp. (a)                  74,076,549
    1,516,997  Intrexon Corp. (a) (b)            98,984,054
      151,928  Medivation, Inc. (a)              16,002,576
    4,603,674  OPKO Health, Inc. (a) (b)         75,362,144
      194,755  Receptos, Inc. (a)                44,376,874
      145,109  Regeneron Pharmaceuticals,
                  Inc. (a)                       80,341,049
    1,147,108  Seattle Genetics, Inc. (a)        54,912,060
      319,166  United Therapeutics Corp. (a)     54,053,954
                                            ---------------
                                                908,045,832
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 12.4%
    1,403,355  Alere, Inc. (a)                   68,217,086
      885,348  Align Technology, Inc. (a)        55,511,320
    2,091,163  Boston Scientific Corp. (a)       36,260,766
      101,647  C. R. Bard, Inc.                  19,988,882
       97,487  Cooper (The) Cos., Inc.           17,255,199
    1,156,956  DexCom, Inc. (a)                  97,936,325
      259,875  Edwards Lifesciences Corp.
                  (a)                            39,542,580
    1,362,495  Hill-Rom Holdings, Inc.           76,340,595
    1,458,762  Hologic, Inc. (a)                 60,772,025
      172,774  Sirona Dental Systems, Inc.
                  (a)                            17,930,486
      237,441  St. Jude Medical, Inc.            17,527,895
      181,540  Stryker Corp.                     18,566,096
                                            ---------------
                                                525,849,255
                                            ---------------
               HEALTH CARE PROVIDERS
                  & SERVICES -- 44.7%
    1,181,381  Acadia Healthcare Co., Inc.
                  (a)                            94,250,576
      725,982  Aetna, Inc.                       82,014,186
      870,175  AmerisourceBergen Corp.           92,021,006
      563,756  Anthem, Inc.                      86,970,638
      500,000  Brookdale Senior Living,
                  Inc. (a)                       16,565,000
      442,482  Cardinal Health, Inc.             37,602,120
    1,150,911  Centene Corp. (a)                 80,713,388
      571,200  Cigna Corp.                       82,287,072
      587,790  Community Health Systems,
                  Inc. (a)                       34,391,593
      465,754  DaVita HealthCare Partners,
                  Inc. (a)                       36,808,539
    1,875,051  Envision Healthcare Holdings,
                  Inc. (a)                       84,002,285


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
      624,238  Express Scripts Holding Co.
                  (a)                       $    56,225,117
    1,019,997  HCA Holdings, Inc. (a)            94,869,921
    1,443,138  Health Net, Inc. (a)              96,488,207
      390,655  Henry Schein, Inc. (a)            57,809,127
      483,763  Humana, Inc.                      88,088,405
      305,339  Laboratory Corp. of America
                  Holdings (a)                   38,866,601
    1,064,216  LifePoint Health, Inc. (a)        88,180,938
      329,291  McKesson Corp.                    72,631,716
      749,159  MEDNAX, Inc. (a)                  63,408,818
      981,784  Omnicare, Inc.                    95,085,780
    1,141,168  Patterson Cos., Inc.              57,240,987
      239,250  Quest Diagnostics, Inc.           17,659,042
    1,598,722  Tenet Healthcare Corp. (a)        90,008,049
      758,477  UnitedHealth Group, Inc.          92,079,108
      651,138  Universal Health Services,
                  Inc., Class B                  94,564,772
    1,020,495  VCA, Inc. (a)                     62,791,057
                                            ---------------
                                              1,893,624,048
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 1.3%
      251,238  Cerner Corp. (a)                  18,018,789
    1,320,498  Veeva Systems, Inc.,
                  Class A (a) (b)                35,547,806
                                            ---------------
                                                 53,566,595
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 4.9%
      246,662  Charles River Laboratories
                  International, Inc. (a)        19,145,905
      254,258  Illumina, Inc. (a)                55,758,779
      329,599  PerkinElmer, Inc.                 17,442,379
    1,019,509  Quintiles Transnational
                  Holdings, Inc. (a)             78,216,731
      133,710  Thermo Fisher Scientific,
                  Inc.                           18,656,556
      649,090  VWR Corp. (a)                     17,389,121
                                            ---------------
                                                206,609,471
                                            ---------------
               PHARMACEUTICALS -- 15.1%
      550,878  AbbVie, Inc.                      38,566,969
      847,764  Akorn, Inc. (a)                   39,090,398
      182,952  Allergan PLC (a)                  60,584,555
      443,336  Eli Lilly and Co.                 37,466,325
      834,480  Hospira, Inc. (a)                 74,644,236
      210,223  Jazz Pharmaceuticals PLC (a)      40,413,270
      379,777  Johnson & Johnson                 38,057,453
      471,632  Mallinckrodt PLC (a)              58,463,503
    1,300,311  Merck & Co., Inc.                 76,666,337
    1,090,878  Mylan N.V. (a)                    61,078,259
      300,385  Perrigo Co. PLC                   57,733,997
      517,457  Pfizer, Inc.                      18,659,499
      767,593  Zoetis, Inc.                      37,596,705
                                            ---------------
                                                639,021,506
                                            ---------------


Page 36                  See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               TOTAL COMMON STOCKS -- 99.9% $ 4,226,716,707
               (Cost $3,768,531,004)        ---------------

               MONEY MARKET FUNDS -- 1.7%
   63,092,848  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                  63,092,848
    9,359,358  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)               9,359,358
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.7%                        72,452,206
               (Cost $72,452,206)           ---------------


PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 1.8%
  $19,771,240  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $19,771,405.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $20,304,173. (d)               19,771,240
   56,773,123  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $56,773,596.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $58,086,450. (d)               56,773,123
                                            ---------------
               TOTAL REPURCHASE
                  AGREEMENTS -- 1.8%             76,544,363
               (Cost $76,544,363)           ---------------

               TOTAL INVESTMENTS -- 103.4%    4,375,713,276
               (Cost $3,917,527,573) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.4)         (142,127,900)
                                            ---------------
               NET ASSETS -- 100.0%         $ 4,233,585,376
                                            ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $138,457,050 and the total value of the collateral held by the Fund is $139,637,211.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $3,939,570,918. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $461,898,539 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,756,181.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $4,226,716,707   $        --   $      --
Money Market Funds        72,452,206            --          --
Repurchase Agreements             --    76,544,363          --
                      ----------------------------------------
Total Investments     $4,299,168,913   $76,544,363   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 37

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

JULY 31, 2015

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $138,457,050
Non-cash Collateral(2)                            (138,457,050)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $ 76,544,363
Non-cash Collateral(4)                             (76,544,363)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


Page 38                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 11.7%
        9,248  Boeing (The) Co.             $     1,333,284
       27,170  General Dynamics Corp.             4,051,318
       33,947  L-3 Communications
                  Holdings, Inc.                  3,919,520
       16,175  Northrop Grumman Corp.             2,798,437
       40,231  Raytheon Co.                       4,388,800
       41,677  Rockwell Collins, Inc.             3,526,708
      116,416  Spirit AeroSystems Holdings,
                  Inc., Class A (a)               6,554,221
      143,751  Textron, Inc.                      6,281,919
       22,840  TransDigm Group, Inc. (a)          5,168,692
       77,781  Triumph Group, Inc.                4,188,507
       23,130  United Technologies Corp.          2,320,170
                                            ---------------
                                                 44,531,576
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 2.1%
       55,658  Expeditors International of
                  Washington, Inc.                2,608,691
       30,117  FedEx Corp.                        5,162,656
                                            ---------------
                                                  7,771,347
                                            ---------------
               AIRLINES -- 4.6%
       59,740  Alaska Air Group, Inc.             4,525,305
       77,680  Copa Holdings S.A.,
                  Class A (b)                     5,867,171
      309,032  JetBlue Airways Corp. (a)          7,101,555
                                            ---------------
                                                 17,494,031
                                            ---------------
               BUILDING PRODUCTS -- 2.0%
       89,134  A.O. Smith Corp.                   6,401,604
       21,332  Allegion PLC                       1,348,609
                                            ---------------
                                                  7,750,213
                                            ---------------
               COMMERCIAL SERVICES
                  & SUPPLIES -- 5.6%
      152,884  ADT (The) Corp.                    5,279,085
       30,333  Cintas Corp.                       2,593,470
      147,226  R.R. Donnelley & Sons Co.          2,583,816
       98,271  Republic Services, Inc.            4,179,466
        9,583  Stericycle, Inc. (a)               1,350,915
       33,347  Tyco International PLC             1,266,853
       54,462  Waste Connections, Inc.            2,730,180
       27,686  Waste Management, Inc.             1,415,585
                                            ---------------
                                                 21,399,370
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 7.6%
      193,937  AECOM (a)                          5,979,078
      128,208  Chicago Bridge & Iron
                  Co. N.V. (b)                    6,812,973
      121,026  Fluor Corp.                        5,657,965
      126,350  Jacobs Engineering Group,
                  Inc. (a)                        5,321,862
      178,088  Quanta Services, Inc. (a)          4,918,791
                                            ---------------
                                                 28,690,669
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 1.7%
      105,277  Avery Dennison Corp.               6,406,106
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               ELECTRICAL EQUIPMENT -- 3.8%
       23,421  AMETEK, Inc.                 $     1,242,484
       54,669  BWX Technologies, Inc.             1,342,671
       76,045  Eaton Corp. PLC                    4,606,806
       69,446  Emerson Electric Co.               3,593,830
       23,699  Hubbell, Inc., Class B             2,474,413
       10,293  Rockwell Automation, Inc.          1,202,017
                                            ---------------
                                                 14,462,221
                                            ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS &
                  COMPONENTS -- 4.0%
       83,262  FLIR Systems, Inc.                 2,563,637
      123,419  Keysight Technologies,
                  Inc. (a)                        3,769,216
       43,552  National Instruments Corp.         1,261,266
       54,693  Trimble Navigation Ltd. (a)        1,263,408
       57,771  Zebra Technologies Corp.,
                  Class A (a)                     6,217,893
                                            ---------------
                                                 15,075,420
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 2.4%
       51,260  Carlisle Cos., Inc.                5,190,588
       29,985  Danaher Corp.                      2,745,427
        7,438  Roper Technologies, Inc.           1,244,154
                                            ---------------
                                                  9,180,169
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 1.0%
       19,128  CoStar Group, Inc. (a)             3,850,275
                                            ---------------
               IT SERVICES -- 3.5%
       39,776  Accenture PLC, Class A             4,101,303
      120,313  Genpact Ltd. (a)                   2,672,152
      602,965  Xerox Corp.                        6,644,674
                                            ---------------
                                                 13,418,129
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 1.4%
        7,517  Mettler-Toledo International,
                  Inc. (a)                        2,537,739
       19,994  Waters Corp. (a)                   2,668,999
                                            ---------------
                                                  5,206,738
                                            ---------------
               MACHINERY -- 27.2%
      112,989  AGCO Corp.                         6,215,525
       43,852  Allison Transmission
                  Holdings, Inc.                  1,279,601
       45,381  Caterpillar, Inc.                  3,568,308
      111,213  Colfax Corp. (a)                   4,241,664
       21,844  Crane Co.                          1,162,101
       39,119  Cummins, Inc.                      5,067,084
       26,447  Deere & Co.                        2,501,093
       35,840  Donaldson Co., Inc.                1,204,224
       73,137  Dover Corp.                        4,685,888
       48,731  Flowserve Corp.                    2,289,870
       16,332  IDEX Corp.                         1,241,722
       30,666  ITT Corp.                          1,165,308
      177,224  Joy Global, Inc.                   4,680,486
       63,218  Lincoln Electric Holdings,
                  Inc.                            3,827,850
       65,462  Manitowoc (The) Co., Inc.          1,156,713


                        See Notes to Financial Statements                Page 39

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY (CONTINUED)
       45,734  Middleby (The) Corp. (a)     $     5,611,562
      151,379  Oshkosh Corp.                      5,531,389
       60,323  PACCAR, Inc.                       3,911,343
       41,239  Pall Corp.                         5,214,672
       44,120  Parker-Hannifin Corp.              4,974,530
       18,667  Pentair PLC                        1,135,140
       32,228  Snap-on, Inc.                      5,311,174
       48,769  Stanley Black & Decker, Inc.       5,144,642
      275,932  Terex Corp.                        6,114,653
       37,858  Toro (The) Co.                     2,586,837
      242,736  Trinity Industries, Inc.           7,102,455
       40,849  Wabtec Corp.                       4,133,510
       69,229  Xylem, Inc.                        2,390,477
                                            ---------------
                                                103,449,821
                                            ---------------
               MARINE -- 1.6%
       83,692  Kirby Corp. (a)                    6,060,138
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 3.8%
       29,925  IHS, Inc., Class A (a)             3,741,523
       28,714  ManpowerGroup, Inc.                2,598,043
       23,115  Robert Half International,
                  Inc.                            1,272,018
       20,400  Towers Watson & Co., Class A       2,586,312
       52,905  Verisk Analytics, Inc. (a)         4,132,410
                                            ---------------
                                                 14,330,306
                                            ---------------
               ROAD & RAIL -- 6.8%
      117,896  CSX Corp.                          3,687,787
       67,374  Genesee & Wyoming, Inc.,
                  Class A (a)                     4,798,376
       15,626  J.B. Hunt Transport
                  Services, Inc.                  1,314,459
       28,139  Kansas City Southern               2,791,107
       57,565  Landstar System, Inc.              4,146,407
       58,748  Norfolk Southern Corp.             4,954,219
       44,055  Ryder System, Inc.                 3,987,859
                                            ---------------
                                                 25,680,214
                                            ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.5%
       58,060  Lexmark International, Inc.,
                  Class A                         1,973,459
                                            ---------------
               TRADING COMPANIES &
                 DISTRIBUTORS -- 7.0%
      151,397  Air Lease Corp.                    5,351,884
       96,568  GATX Corp.                         5,121,967
      182,362  HD Supply Holdings, Inc. (a)       6,528,559
       55,170  MSC Industrial Direct Co.,
                  Inc., Class A                   3,931,414
       93,469  WESCO International,
                  Inc. (a) (b)                    5,735,258
                                            ---------------
                                                 26,669,082
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 1.7%
       77,641  Macquarie Infrastructure
                  Corp.                     $     6,594,050
                                            ---------------
               TOTAL COMMON STOCKS -- 100.0%    379,993,334
               (Cost $400,370,235)          ---------------

               MONEY MARKET FUNDS -- 1.5%
    5,353,495  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                   5,353,495
      226,981  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                   Class - 0.03% (c)                226,981
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.5%                         5,580,476
               (Cost $5,580,476)            ---------------

PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 1.7%
   $1,677,611  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $1,677,625. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 3.500%,
                  due 05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $1,722,831. (d)                 1,677,611
    4,817,259  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $4,817,300.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to 2.375%,
                  due 12/15/16 to 09/30/19.
                  The value of the
                  collateral including
                  accrued interest is
                  $4,928,697. (d)                 4,817,259
                                            ---------------
               TOTAL REPURCHASE
                  AGREEMENTS -- 1.7%              6,494,870
               (Cost $6,494,870)            ---------------

               TOTAL INVESTMENTS -- 103.2%      392,068,680
               (Cost $412,445,581) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.2)%         (11,982,098)
                                            ---------------
               NET ASSETS -- 100.0%         $   380,086,582
                                            ===============


Page 40                  See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

JULY 31, 2015

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,750,485 and the total value of the collateral held by the Fund is $11,848,365.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $413,495,405. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,952,877 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $43,379,602.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  379,993,334   $        --   $      --
Money Market Funds         5,580,476            --          --
Repurchase Agreements             --     6,494,870          --
                      ----------------------------------------
Total Investments     $  385,573,810   $ 6,494,870   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $ 11,750,485
Non-cash Collateral(2)                             (11,750,485)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $  6,494,870
Non-cash Collateral(4)                              (6,494,870)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 41

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 4.1%
       64,567  Hexcel Corp.                 $     3,350,381
       16,065  Precision Castparts Corp.          3,131,390
                                            ---------------
                                                  6,481,771
                                            ---------------
               BUILDING PRODUCTS -- 7.3%
       29,825  Lennox International, Inc.         3,521,438
      136,966  Masco Corp.                        3,614,533
       47,182  Owens Corning                      2,116,113
       70,037  USG Corp. (a)                      2,169,746
                                            ---------------
                                                 11,421,830
                                            ---------------
               CHEMICALS -- 35.5%
        7,110  Air Products and Chemicals,
                  Inc.                            1,013,246
       18,404  Airgas, Inc.                       1,877,576
        7,986  Ashland, Inc.                        912,960
      143,542  Cabot Corp.                        5,049,808
       54,157  Celanese Corp., Series A           3,570,029
       49,961  CF Industries Holdings, Inc.       2,957,691
       64,312  Cytec Industries, Inc.             4,773,880
       62,765  Dow Chemical (The) Co.             2,953,721
       32,041  E.I. du Pont de Nemours and
                  Co.                             1,786,606
       39,250  Eastman Chemical Co.               3,077,200
        8,610  Ecolab, Inc.                         997,124
       88,190  Huntsman Corp.                     1,675,610
       37,602  LyondellBasell Industries
                  N.V., Class A                   3,528,196
      114,251  Mosaic (The) Co.                   4,905,938
        2,194  NewMarket Corp.                      872,576
       76,091  Platform Specialty Products
                  Corp. (a)                       1,770,638
        8,485  PPG Industries, Inc.                 919,604
        8,139  Praxair, Inc.                        928,985
       39,744  RPM International, Inc.            1,862,801
       11,680  Sherwin-Williams (The) Co.         3,244,237
       11,891  Valspar (The) Corp.                  990,282
        9,704  W.R. Grace & Co. (a)                 979,425
       78,039  Westlake Chemical Corp.            4,875,096
                                            ---------------
                                                 55,523,229
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 5.5%
       27,507  Martin Marietta Materials,
                  Inc.                            4,313,648
       46,380  Vulcan Materials Co.               4,221,507
                                            ---------------
                                                  8,535,155
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 13.2%
       30,524  AptarGroup, Inc.                   2,069,222
       27,747  Ball Corp.                         1,882,356
       71,349  Bemis Co., Inc.                    3,180,025
       36,784  Crown Holdings, Inc. (a)           1,894,744
       69,863  Graphic Packaging Holding Co.      1,054,931
      104,180  Sealed Air Corp.                   5,539,251
       90,830  Sonoco Products Co.                3,749,462
       20,625  WestRock Co. (a)                   1,300,613
                                            ---------------
                                                 20,670,604
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               ELECTRICAL EQUIPMENT -- 3.8%
       29,737  Acuity Brands, Inc.          $     5,982,787
                                            ---------------
               MACHINERY -- 3.5%
       28,870  Ingersoll-Rand PLC                 1,772,618
       32,749  Valmont Industries, Inc.           3,642,671
                                            ---------------
                                                  5,415,289
                                            ---------------
               METALS & MINING -- 20.5%
      349,130  Alcoa, Inc.                        3,445,913
      229,140  Newmont Mining Corp.               3,934,334
       88,333  Nucor Corp.                        3,899,019
       88,500  Reliance Steel & Aluminum Co.      5,363,100
      109,197  Southern Copper Corp. (b)          3,042,228
      258,396  Steel Dynamics, Inc.               5,175,672
      441,273  Tahoe Resources, Inc.              3,587,549
      188,787  United States Steel Corp. (b)      3,675,683
                                            ---------------
                                                 32,123,498
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 4.0%
      129,287  Domtar Corp.                       5,256,810
       20,452  International Paper Co.              979,037
                                            ---------------
                                                  6,235,847
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 2.6%
       31,463  Watsco, Inc.                       4,034,815
                                            ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                     156,424,825
               (Cost $164,033,275)          ---------------

               MONEY MARKET FUNDS -- 1.6%
    2,333,587  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                   2,333,587
      127,050  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)                 127,050
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.6%                         2,460,637
               (Cost $2,460,637)            ---------------


Page 42                  See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

JULY 31, 2015

PRINCIPAL
VALUE          DESCRIPTION                            VALUE
-----------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.8%
$     731,270  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of $731,276.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $750,982. (d)             $       731,270
    2,099,843  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $2,099,860. Collateralized
                  by U.S. Treasury Notes,
                  interest rates of 0.625%
                  to 2.375%, due 12/15/16 to
                  09/30/19. The value of the
                  collateral including
                  accrued interest is
                  $2,148,418. (d)                 2,099,843
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.8%                         2,831,113
               (Cost $2,831,113)            ---------------

               TOTAL INVESTMENTS -- 103.4%      161,716,575
               (Cost $169,325,025) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.4)%          (5,246,235)
                                            ---------------
               NET ASSETS -- 100.0%         $   156,470,340
                                            ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,011,665 and the total value of the collateral held by the Fund is $5,164,700.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $169,798,775. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,091,750 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,173,950.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  156,424,825   $        --   $      --
Money Market Funds         2,460,637            --          --
Repurchase Agreements             --     2,831,113          --
                      ----------------------------------------
Total Investments     $  158,885,462   $ 2,831,113   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 43

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

JULY 31, 2015

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $  5,011,665
Non-cash Collateral(2)                              (5,011,665)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $  2,831,113
Non-cash Collateral(4)                              (2,831,113)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


Page 44                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               COMMUNICATIONS EQUIPMENT
                  -- 13.3%
      217,938  Arista Networks, Inc. (a) (b)$    18,409,223
      465,733  ARRIS Group, Inc. (b)             14,400,464
    1,199,618  Brocade Communications
                  Systems, Inc.                  12,308,081
      389,245  Cisco Systems, Inc.               11,062,343
      467,109  CommScope Holding Co.,
                  Inc. (b)                       14,653,209
       29,600  F5 Networks, Inc. (b)              3,970,544
       92,651  Harris Corp.                       7,684,474
      137,189  Juniper Networks, Inc.             3,898,912
      101,971  Palo Alto Networks, Inc. (b)      18,949,271
      227,552  QUALCOMM, Inc.                    14,652,073
                                            ---------------
                                                119,988,594
                                            ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS &
                  COMPONENTS -- 12.2%
      122,924  Amphenol Corp., Class A            6,934,143
      319,255  Arrow Electronics, Inc. (b)       18,564,678
      433,331  Avnet, Inc.                       18,082,903
      103,936  CDW Corp.                          3,734,420
      222,213  Cognex Corp.                      10,059,583
      902,906  Corning, Inc.                     16,866,284
      179,583  Dolby Laboratories, Inc.,
                  Class A                         6,312,342
      569,372  Ingram Micro, Inc.,
                  Class A (b)                    15,504,000
       41,828  IPG Photonics Corp. (b)            3,857,378
      502,050  Jabil Circuit, Inc.               10,166,513
                                            ---------------
                                                110,082,244
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 0.9%
      232,484  IMS Health Holdings, Inc. (b)      7,706,845
                                            ---------------
               INTERNET SOFTWARE &
                 SERVICES -- 6.0%
      102,058  Akamai Technologies, Inc. (b)      7,828,869
      124,627  Facebook, Inc., Class A (b)       11,716,184
      178,901  IAC/InterActiveCorp               13,821,891
       57,726  VeriSign, Inc. (b)                 4,095,083
      453,404  Yahoo!, Inc. (b)                  16,626,325
                                            ---------------
                                                 54,088,352
                                            ---------------
               IT SERVICES -- 8.7%
      195,797  Amdocs Ltd.                       11,483,494
      174,967  Cognizant Technology
                  Solutions Corp.,
                  Class A (b)                    11,040,418
       54,276  Computer Sciences Corp.            3,551,279
      141,410  DST Systems, Inc.                 15,434,901
       83,067  Gartner, Inc. (b)                  7,357,244
       43,807  International Business
                  Machines Corp.                  7,096,296
      449,102  Sabre Corp.                       11,946,113
      288,882  Teradata Corp. (b)                10,720,411
                                            ---------------
                                                 78,630,156
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SEMICONDUCTORS &
                  SEMICONDUCTOR
                  EQUIPMENT -- 24.4%
      278,346  Altera Corp.                 $    13,822,662
      166,526  Analog Devices, Inc.               9,713,462
      556,121  Applied Materials, Inc.            9,654,261
      723,059  Atmel Corp.                        5,986,928
      134,011  Avago Technologies Ltd.           16,770,136
      207,586  Broadcom Corp., Class A           10,505,927
      273,747  Cree, Inc. (a) (b)                 6,747,863
      356,552  Freescale Semiconductor
                  Ltd. (b)                       14,215,728
      585,708  Intel Corp.                       16,956,247
      175,186  Lam Research Corp.                13,466,548
      810,665  Marvell Technology Group Ltd.     10,084,673
       75,127  Microchip Technology, Inc.         3,218,441
      945,561  Micron Technology, Inc. (b)       17,502,334
      531,507  NVIDIA Corp.                      10,603,565
    1,219,117  ON Semiconductor Corp. (b)        12,947,022
      177,547  Qorvo, Inc. (b)                   10,288,849
      171,125  Skyworks Solutions, Inc.          16,371,529
      595,595  SunEdison, Inc. (b)               13,865,452
      184,704  Teradyne, Inc.                     3,557,399
       80,684  Xilinx, Inc.                       3,368,557
                                            ---------------
                                                219,647,583
                                            ---------------
               SOFTWARE -- 24.7%
      441,494  Activision Blizzard, Inc.         11,386,130
       43,978  Adobe Systems, Inc. (b)            3,605,756
       39,051  ANSYS, Inc. (b)                    3,676,652
      486,567  CA, Inc.                          14,176,130
      362,451  Cadence Design Systems,
                  Inc. (b)                        7,600,597
      101,563  Citrix Systems, Inc. (b)           7,679,178
      267,884  Electronic Arts, Inc. (b)         19,167,100
      364,226  FireEye, Inc. (b)                 16,204,415
      431,028  Fortinet, Inc. (b)                20,577,277
       35,359  Intuit, Inc.                       3,739,921
      161,395  Microsoft Corp.                    7,537,146
      176,815  Oracle Corp.                       7,061,991
       86,860  PTC, Inc. (b)                      3,157,361
       93,844  Red Hat, Inc. (b)                  7,421,184
      153,505  salesforce.com, Inc. (b)          11,251,917
       47,945  ServiceNow, Inc. (b)               3,859,573
      204,700  Splunk, Inc. (b)                  14,316,718
      114,009  SS&C Technologies Holdings,
                  Inc.                            7,756,032
      459,720  Symantec Corp.                    10,454,033
      281,369  Synopsys, Inc. (b)                14,304,800
      154,504  Tableau Software, Inc.,
                  Class A (b)                    16,182,749
       43,358  Ultimate Software Group
                  (The), Inc. (b)                 7,986,977
       41,557  VMware, Inc., Class A (b)          3,703,975
                                            ---------------
                                                222,807,612
                                            ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 9.3%
      113,629  Apple, Inc.                       13,783,198
      405,022  EMC Corp.                         10,891,042


                        See Notes to Financial Statements                Page 45

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS (CONTINUED)
      474,891  Hewlett-Packard Co.          $    14,493,673
      118,369  NCR Corp. (b)                      3,259,882
      225,781  NetApp, Inc.                       7,033,078
      244,784  SanDisk Corp.                     14,758,027
      227,166  Western Digital Corp.             19,549,906
                                            ---------------
                                                 83,768,806
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
       30,988  SBA Communications Corp.,
                  Class A (b)                     3,740,871
                                            ---------------
               TOTAL COMMON STOCKS -- 99.9%     900,461,063
               (Cost $872,473,100)          ---------------

               MONEY MARKET FUNDS -- 1.1%
    8,392,244  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                   8,392,244
    1,135,735  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)               1,135,735
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.1%                         9,527,979
               (Cost $9,527,979)            ---------------

PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS -- 1.1%
$   2,629,856  JPMorgan Chase & Co.,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $2,629,878. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 3.500%,
                  due 05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $2,700,743. (d)                 2,629,856
    7,551,631  RBC Capital Markets LLC,
                  0.10% (c), dated 07/31/15,
                  due 08/03/15, with a
                  maturity value of
                  $7,551,694. Collateralized
                  by U.S. Treasury Notes,
                  interest rates of 0.625%
                  to 2.375%, due 12/15/16 to
                  09/30/19. The value of the
                  collateral including
                  $7,726,322. (d)                 7,551,631
                                            ---------------


               DESCRIPTION                            VALUE
-----------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.1%                   $    10,181,487
               (Cost $10,181,487)           ---------------

               TOTAL INVESTMENTS -- 102.1%      920,170,529
               (Cost $892,182,566) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.1)%         (19,199,577)
                                            ---------------
               NET ASSETS -- 100.0%         $   900,970,952
                                            ===============


(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $17,950,843 and the total value of the collateral held by the Fund is $18,573,731.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $898,933,481. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $66,599,600 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $45,362,552.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  900,461,063   $        --   $      --
Money Market Funds         9,527,979            --          --
Repurchase Agreements             --    10,181,487          --
                      ----------------------------------------
Total Investments     $  909,989,042   $10,181,487   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 46                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

JULY 31, 2015

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)        $ 17,950,843
Non-cash Collateral(2)                             (17,950,843)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)        $ 10,181,487
Non-cash Collateral(4)                             (10,181,487)
                                                  ------------
Net Amount                                        $         --
                                                  ============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 47

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 6.1%
      178,516  CenturyLink, Inc.            $     5,105,558
      423,821  Frontier Communications Corp.      2,000,435
       19,916  Level 3 Communications,
                  Inc. (a)                        1,005,758
                                            ---------------
                                                  8,111,751
                                            ---------------
               ELECTRIC UTILITIES -- 42.1%
       59,408  American Electric Power Co.,
                  Inc.                            3,360,711
       59,414  Duke Energy Corp.                  4,409,707
       94,364  Edison International               5,662,784
       59,515  Entergy Corp.                      4,226,755
       46,199  Eversource Energy                  2,297,014
      166,924  Exelon Corp.                       5,356,591
       32,226  FirstEnergy Corp.                  1,094,395
      217,085  Great Plains Energy, Inc.          5,668,089
       21,401  NextEra Energy, Inc.               2,251,385
      146,861  OGE Energy Corp.                   4,370,583
       55,315  Pinnacle West Capital Corp.        3,413,489
      177,970  PPL Corp.                          5,661,226
       25,034  Southern (The) Co.                 1,119,771
      122,613  Westar Energy, Inc.                4,616,380
       65,193  Xcel Energy, Inc.                  2,260,241
                                            ---------------
                                                 55,769,121
                                            ---------------
               GAS UTILITIES -- 9.0%
       90,116  AGL Resources, Inc.                4,332,777
       61,366  Atmos Energy Corp.                 3,393,540
       35,624  National Fuel Gas Co.              1,926,190
      100,331  Questar Corp.                      2,221,328
                                            ---------------
                                                 11,873,835
                                            ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 7.1%
       79,107  AES (The) Corp.                    1,012,569
      291,539  Calpine Corp. (a)                  5,335,164
      137,538  NRG Energy, Inc.                   3,087,728
                                            ---------------
                                                  9,435,461
                                            ---------------
               MULTI-UTILITIES -- 31.7%
       36,346  Alliant Energy Corp.               2,235,643
      111,354  Ameren Corp.                       4,574,422
      165,363  CenterPoint Energy, Inc.           3,198,120
       32,945  CMS Energy Corp.                   1,128,696
       54,369  Consolidated Edison, Inc.          3,457,325
       56,214  DTE Energy Co.                     4,522,979
       64,091  PG&E Corp.                         3,365,418
      133,523  Public Service Enterprise
                  Group, Inc.                     5,563,903
      103,550  SCANA Corp.                        5,674,540
       10,602  Sempra Energy                      1,079,072
      118,795  TECO Energy, Inc.                  2,627,745
       81,779  Vectren Corp.                      3,442,896
       23,327  WEC Energy Group, Inc.             1,143,023
                                            ---------------
                                                 42,013,782
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               WATER UTILITIES -- 0.8%
       21,570  American Water Works
                  Co., Inc.                 $     1,119,698
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 3.2%
      142,715  Telephone and Data
                  Systems, Inc.                   4,197,248
                                            ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                     132,520,896
               (Cost $144,809,598)

               MONEY MARKET FUNDS -- 0.1%
      122,351  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (b)                 122,351
               (Cost $122,351)              ---------------

               TOTAL INVESTMENTS -- 100.1%      132,643,247
               (Cost $144,931,949) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%             (75,533)
                                            ---------------
               NET ASSETS -- 100.0%         $   132,567,714
                                            ===============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $146,500,324. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $924,982 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,782,059.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  132,520,896   $        --   $      --
Money Market Funds           122,351            --          --
                      ----------------------------------------
Total Investments     $  132,643,247   $        --   $      --
                      ========================================

*     See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 48                 See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2015

                                                                        FIRST TRUST           FIRST TRUST
                                                                          CONSUMER              CONSUMER            FIRST TRUST
                                                                       DISCRETIONARY            STAPLES                ENERGY
                                                                      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                           (FXD)                 (FXG)                 (FXN)
                                                                    --------------------  --------------------  --------------------

ASSETS:
Investments, at value..............................................    $2,602,907,765        $3,024,691,486        $  392,105,615
Cash...............................................................           146,226                 5,068                    --
Receivables:
      Capital shares sold..........................................                --            18,272,908                    --
      Investment securities sold...................................        24,214,599                    --             7,887,258
      Dividends....................................................           945,196             2,596,621               344,685
      Securities lending income....................................           108,035               249,731               116,244
      Interest.....................................................                18                    56                     3
      Reclaims.....................................................                --                    --                    --
Prepaid expenses...................................................             8,061                 7,195                 4,117
                                                                       --------------        --------------        --------------
      TOTAL ASSETS.................................................     2,628,329,900         3,045,823,065           400,457,922
                                                                       --------------        --------------        --------------

LIABILITIES:
Payables:
      Capital shares redeemed......................................        24,234,959                    --             7,894,502
      Investment advisory fees.....................................         1,092,418             1,157,705               188,677
      Investment securities purchased..............................           146,226            18,259,167                    --
      Collateral for securities on loan............................        42,198,898           131,060,530            45,853,410
      Licensing fees...............................................           338,685               339,778                80,906
      Printing fees................................................            43,854                56,957                10,965
      Audit and tax fees...........................................            25,525                25,525                25,525
      Trustees' fees...............................................             2,716                 2,660                   897
Other liabilities..................................................           575,702               561,788               111,148
                                                                       --------------        --------------        --------------
      TOTAL LIABILITIES............................................        68,658,983           151,464,110            54,166,030
                                                                       --------------        --------------        --------------

NET ASSETS.........................................................    $2,559,670,917        $2,894,358,955        $  346,291,892
                                                                       ==============        ==============        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................    $2,578,484,772        $2,750,061,592        $  588,152,438
Par value..........................................................           686,500               633,500               204,500
Accumulated net investment income (loss)...........................         1,366,558             3,689,109               383,678
Accumulated net realized gain (loss) on investments................      (219,522,713)         (102,615,670)         (147,441,363)
Net unrealized appreciation (depreciation) on investments..........       198,655,800           242,590,424           (95,007,361)
                                                                       --------------        --------------        --------------

NET ASSETS.........................................................    $2,559,670,917        $2,894,358,955        $  346,291,892
                                                                       ==============        ==============        ==============
NET ASSET VALUE, per share.........................................    $        37.29        $        45.69        $        16.93
                                                                       ==============        ==============        ==============
Number of shares outstanding (unlimited number of shares
    authorized, par value $0.01 per share).........................        68,650,002            63,350,002            20,450,002
                                                                       ==============        ==============        ==============
Investments, at cost...............................................    $2,404,251,965        $2,782,101,062        $  487,112,976
                                                                       ==============        ==============        ==============
Securities on loan, at value.......................................    $   41,069,201        $  126,603,458        $   42,960,141
                                                                       ==============        ==============        ==============


Page 50                 See Notes to Financial Statements

                                                  FIRST TRUST
      FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
       FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
         (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
  --------------------  --------------------  --------------------  --------------------  --------------------  --------------------


     $1,091,300,155        $4,375,713,276        $  392,068,680        $  161,716,575        $  920,170,529        $  132,643,247
                 --                12,653                   180                    --                 2,141                    --

                 --            24,233,794                    --                    --                    --                    --
                 --                    --                    --                    --                    --                    --
            515,121               406,430               200,680                85,297                90,959                80,757
              3,226               125,670                23,404                 1,573                 6,559                    --
                  7                    79                     5                     1                    10                     3
                 --                    --                    --                   900                    --                    --
              5,713                 9,741                 5,416                 3,981                 5,510                 3,873
     --------------        --------------        --------------        --------------        --------------        --------------
      1,091,824,222         4,400,501,643           392,298,365           161,808,327           920,275,708           132,727,880
     --------------        --------------        --------------        --------------        --------------        --------------



                 --                    --                    --                    --                    --                    --
            449,374             1,756,616               168,806                70,435               380,612                55,059
                 --            24,190,242                    --                    --                    --                    --
         16,015,072           139,637,211            11,848,365             5,164,700            18,573,731                    --
            120,871               504,264                60,019                25,808               109,970                19,657
             21,837                69,877                13,223                 8,127                28,730                20,381
             25,525                25,525                25,525                25,525                25,525                25,525
              1,353                 3,796                   775                   527                 1,169                   469
            213,842               728,736                95,070                42,865               185,019                39,075
     --------------        --------------        --------------        --------------        --------------        --------------
         16,847,874           166,916,267            12,211,783             5,337,987            19,304,756               160,166
     --------------        --------------        --------------        --------------        --------------        --------------

     $1,074,976,348        $4,233,585,376        $  380,086,582        $  156,470,340        $  900,970,952        $  132,567,714
     ==============        ==============        ==============        ==============        ==============        ==============

     $1,086,524,401        $3,896,481,121        $  468,303,315        $  261,406,814        $  975,766,009        $  172,998,382
            440,000               608,000               129,000                51,000               257,550                57,500
          1,697,737            (2,978,788)                   --               197,039                    --               169,461
        (45,233,457)         (118,710,660)          (67,968,832)          (97,576,063)         (103,040,570)          (28,368,927)
         31,547,667           458,185,703           (20,376,901)           (7,608,450)           27,987,963           (12,288,702)
     --------------        --------------        --------------        --------------        --------------        --------------

     $1,074,976,348        $4,233,585,376        $  380,086,582        $  156,470,340        $  900,970,952        $  132,567,714
     ==============        ==============        ==============        ==============        ==============        ==============
     $        24.43        $        69.63        $        29.46        $        30.68        $        34.98        $        23.06
     ==============        ==============        ==============        ==============        ==============        ==============

         44,000,002            60,800,002            12,900,002             5,100,002            25,755,000             5,750,002
     ==============        ==============        ==============        ==============        ==============        ==============
     $1,059,752,488        $3,917,527,573        $  412,445,581        $  169,325,025        $  892,182,566        $  144,931,949
     ==============        ==============        ==============        ==============        ==============        ==============
     $   15,679,382        $  138,457,050        $   11,750,485        $    5,011,665        $   17,950,843        $           --
     ==============        ==============        ==============        ==============        ==============        ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2015

                                                                        FIRST TRUST           FIRST TRUST
                                                                          CONSUMER              CONSUMER            FIRST TRUST
                                                                       DISCRETIONARY            STAPLES                ENERGY
                                                                      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                           (FXD)                 (FXG)                 (FXN)
                                                                    --------------------  --------------------  --------------------


INVESTMENT INCOME:
Dividends..........................................................    $   27,847,697        $   49,226,422        $    8,938,404
Securities lending income (net of fees)............................         1,042,685             1,835,359             1,960,370
Interest...........................................................               261                   601                   112
Foreign tax withholding............................................           (19,082)                   --               (18,517)
                                                                       --------------        --------------        --------------
      Total investment income......................................        28,871,561            51,062,382            10,880,369
                                                                       --------------        --------------        --------------

EXPENSES:
Investment advisory fees...........................................         9,372,447            10,792,444             2,345,497
Accounting and administration fees.................................           851,936               962,810               237,034
Licensing fees.....................................................           749,796               863,395               187,640
Custodian fees.....................................................           263,123               285,661                75,339
Registration and filing fees.......................................           154,001                91,490                 1,355
Printing fees......................................................            82,402               114,607                31,261
Transfer agent fees................................................            71,739                78,969                23,455
Legal fees.........................................................            50,012                80,269                16,881
Expenses previously waived or reimbursed...........................            29,589                    --                    --
Trustees' fees and expenses........................................            27,003                32,208                10,187
Audit and tax fees.................................................            26,059                26,059                26,059
Listing fees.......................................................            12,207                10,755                 8,255
Other expenses.....................................................            36,339                36,505                16,394
                                                                       --------------        --------------        --------------
      Total expenses...............................................        11,726,653            13,375,172             2,979,357
                                                                       --------------        --------------        --------------

NET INVESTMENT INCOME (LOSS).......................................        17,144,908            37,687,210             7,901,012
                                                                       --------------        --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments..................................................      (101,032,470)          (61,338,790)         (121,266,605)
      In-kind redemptions..........................................       108,014,180           198,183,310            (9,527,052)
                                                                       --------------        --------------        --------------
Net realized gain (loss)...........................................         6,981,710           136,844,520          (130,793,657)

Net change in unrealized appreciation (depreciation) on
      investments..................................................       155,287,353           249,584,367          (103,382,250)
                                                                       --------------        --------------        --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)............................       162,269,063           386,428,887          (234,175,907)
                                                                       --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS....................................................    $  179,413,971        $  424,116,097        $ (226,274,895)
                                                                       ==============        ==============        ==============


Page 52                 See Notes to Financial Statements

                                                  FIRST TRUST
      FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
       FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
         (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
  --------------------  --------------------  --------------------  --------------------  --------------------  --------------------



     $   18,892,838        $   13,101,378        $    7,273,264        $    5,576,684        $   10,375,152        $    9,651,913
            109,033             2,113,638               212,943               363,441                68,288                98,548
                259                 2,484                   122                   117                   107                   112
            (18,336)                   --                  (659)               (1,350)                   --                    --
     --------------        --------------        --------------        --------------        --------------        --------------
         18,983,794            15,217,500             7,485,670             5,938,892            10,443,547             9,750,573
     --------------        --------------        --------------        --------------        --------------        --------------


          4,262,374            14,878,403             3,170,252             1,568,791             4,496,960             1,490,275
            429,237             1,239,071               319,345               159,275               448,408               151,097
            340,990             1,190,272               253,620               125,503               359,757               119,222
            178,730               393,408               124,210                62,333               163,008                74,111
             23,356               139,955               (14,643)                   67                 8,084                   419
             47,540               148,900                25,120                19,963                62,844                52,092
             42,158                99,392                31,430                15,688                43,881                14,903
             24,716                91,449                14,980                 8,037                46,493                16,246
                 --                    --                    --                 6,073                    --                86,210
             14,296                40,884                12,429                 7,431                15,453                 7,109
             26,059                26,059                26,059                26,059                26,059                26,059
             10,755                10,755                 9,303                 8,255                 9,707                 9,707
             22,192                59,375                24,402                15,446                20,131                 6,787
     --------------        --------------        --------------        --------------        --------------        --------------
          5,422,403            18,317,923             3,996,507             2,022,921             5,700,785             2,054,237
     --------------        --------------        --------------        --------------        --------------        --------------

         13,561,391            (3,100,423)            3,489,163             3,915,971             4,742,762             7,696,336
     --------------        --------------        --------------        --------------        --------------        --------------



        (26,490,517)          (73,724,340)          (46,291,898)          (38,366,975)          (42,196,095)          (16,116,878)
         70,118,000           528,183,992            12,362,540            (3,137,477)          143,617,147             2,938,922
     --------------        --------------        --------------        --------------        --------------        --------------
         43,627,483           454,459,652           (33,929,358)          (41,504,452)          101,421,052           (13,177,956)


         23,304,273           286,370,731             8,231,674             7,329,419            (1,528,398)           (1,552,502)
     --------------        --------------        --------------        --------------        --------------        --------------

         66,931,756           740,830,383           (25,697,684)          (34,175,033)           99,892,654           (14,730,458)
     --------------        --------------        --------------        --------------        --------------        --------------

     $   80,493,147        $  737,729,960        $  (22,208,521)       $  (30,259,062)       $  104,635,416        $   (7,034,122)
     ==============        ==============        ==============        ==============        ==============        ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                         FIRST TRUST
                                                                    CONSUMER DISCRETIONARY                 CONSUMER STAPLES
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXD)                               (FXG)
                                                              ----------------------------------  ----------------------------------
                                                                  For the           For the           For the           For the
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                                 7/31/2015         7/31/2014         7/31/2015         7/31/2014
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
   Net investment income (loss)...........................     $   17,144,908    $    3,790,985    $   37,687,210    $   14,130,238
   Net realized gain (loss)...............................          6,981,710       148,984,383       136,844,520       177,261,206
   Net change in unrealized appreciation (depreciation)...        155,287,353       (68,204,279)      249,584,367      (103,182,973)
                                                               --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................        179,413,971        84,571,089       424,116,097        88,208,471
                                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................        (15,778,306)       (3,883,480)      (34,623,996)      (14,344,261)
                                                               --------------    --------------    --------------    --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................      2,396,912,813     1,040,900,674     2,761,117,420     1,566,304,476
   Cost of shares redeemed................................       (943,937,264)     (915,977,666)   (1,315,978,826)   (1,238,199,805)
                                                               --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................      1,452,975,549       124,923,008     1,445,138,594       328,104,671
                                                               --------------    --------------    --------------    --------------
   Total increase (decrease) in net assets................      1,616,611,214       205,610,617     1,834,630,695       401,968,881

NET ASSETS:
   Beginning of period....................................        943,059,703       737,449,086     1,059,728,260       657,759,379
                                                               --------------    --------------    --------------    --------------
   End of period..........................................     $2,559,670,917    $  943,059,703    $2,894,358,955    $1,059,728,260
                                                               ==============    ==============    ==============    ==============
   Accumulated net investment income (loss)
      at end of period....................................     $    1,366,558    $           --    $    3,689,109    $      625,895
                                                               ==============    ==============    ==============    ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................         29,250,002        25,600,002        28,100,002        19,800,002
   Shares sold............................................         67,900,000        33,100,000        65,700,000        41,650,000
   Shares redeemed........................................        (28,500,000)      (29,450,000)      (30,450,000)      (33,350,000)
                                                               --------------    --------------    --------------    --------------
   Shares outstanding, end of period......................         68,650,002        29,250,002        63,350,002        28,100,002
                                                               ==============    ==============    ==============    ==============


Page 54                  See Notes to Financial Statements

           FIRST TRUST                             FIRST TRUST                             FIRST TRUST
              ENERGY                                FINANCIALS                             HEALTH CARE
         ALPHADEX(R) FUND                        ALPHADEX(R) FUND                        ALPHADEX(R) FUND
              (FXN)                                   (FXO)                                   (FXH)
----------------------------------      ----------------------------------      ----------------------------------
    For the           For the               For the           For the               For the           For the
   Year Ended        Year Ended            Year Ended        Year Ended            Year Ended        Year Ended
   7/31/2015         7/31/2014             7/31/2015         7/31/2014             7/31/2015         7/31/2014
----------------  ----------------      ----------------  ----------------      ----------------  ----------------


 $    7,901,012    $    4,908,060        $   13,561,391    $   11,428,474        $   (3,100,423)   $     (218,572)
   (130,793,657)       86,810,065            43,627,483        93,303,018           454,459,652       288,012,505
   (103,382,250)       (5,890,870)           23,304,273       (36,042,445)          286,370,731        31,591,086
 --------------    --------------        --------------    --------------        --------------    --------------

   (226,274,895)       85,827,255            80,493,147        68,689,047           737,729,960       319,385,019
 --------------    --------------        --------------    --------------        --------------    --------------

     (8,031,831)       (4,410,821)          (13,727,056)      (10,277,236)                   --                --
 --------------    --------------        --------------    --------------        --------------    --------------


    591,038,970     1,307,915,710         1,345,673,913     1,079,948,000         3,908,392,289     2,307,072,087
   (824,365,559)     (766,542,117)       (1,241,912,041)     (632,731,226)       (2,564,443,942)   (1,456,115,787)
 --------------    --------------        --------------    --------------        --------------    --------------

   (233,326,589)      541,373,593           103,761,872       447,216,774         1,343,948,347       850,956,300
 --------------    --------------        --------------    --------------        --------------    --------------
   (467,633,315)      622,790,027           170,527,963       505,628,585         2,081,678,307     1,170,341,319


    813,925,207       191,135,180           904,448,385       398,819,800         2,151,907,069       981,565,750
 --------------    --------------        --------------    --------------        --------------    --------------
 $  346,291,892    $  813,925,207        $1,074,976,348    $  904,448,385        $4,233,585,376    $2,151,907,069
 ==============    ==============        ==============    ==============        ==============    ==============

 $      383,678    $      570,369         $   1,697,737    $    1,583,768        $   (2,978,788)   $           --
 ==============    ==============        ==============    ==============        ==============    ==============


     29,000,002         8,450,002            41,800,002        20,150,002            40,500,002        23,050,002
     27,050,000        50,200,000            57,400,000        50,850,000            61,900,000        46,450,000
    (35,600,000)      (29,650,000)          (55,200,000)      (29,200,000)          (41,600,000)      (29,000,000)
 --------------    --------------        --------------    --------------        --------------    --------------
     20,450,002        29,000,002            44,000,002        41,800,002            60,800,002        40,500,002
 ==============    ==============        ==============    ==============        ==============    ==============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                         FIRST TRUST                         FIRST TRUST
                                                                INDUSTRIALS/PRODUCER DURABLES                 MATERIALS
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXR)                               (FXZ)
                                                              ----------------------------------  ----------------------------------
                                                                  For the           For the           For the           For the
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                                 7/31/2015         7/31/2014         7/31/2015         7/31/2014
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
   Net investment income (loss)...........................     $    3,489,163    $    6,744,219    $    3,915,971    $    6,580,566
   Net realized gain (loss)...............................        (33,929,358)      129,713,855       (41,504,452)      101,658,145
   Net change in unrealized appreciation (depreciation)...          8,231,674       (54,351,889)        7,329,419       (31,451,875)
                                                               --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................        (22,208,521)       82,106,185       (30,259,062)       76,786,836
                                                               --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................         (4,499,510)       (6,616,946)       (4,431,046)       (5,962,686)
                                                               --------------    --------------    --------------    --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................        593,203,217     1,715,307,246       414,961,450     1,148,478,312
   Cost of shares redeemed................................     (1,067,446,111)   (1,141,171,984)     (930,224,509)     (764,227,555)
                                                               --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................       (474,242,894)      574,135,262      (515,263,059)      384,250,757
                                                               --------------    --------------    --------------    --------------
   Total increase (decrease) in net assets................       (500,950,925)      649,624,501      (549,953,167)      455,074,907

NET ASSETS:
   Beginning of period....................................        881,037,507       231,413,006       706,423,507       251,348,600
                                                               --------------    --------------    --------------    --------------
   End of period..........................................     $  380,086,582    $  881,037,507    $  156,470,340    $  706,423,507
                                                               ==============    ==============    ==============    ==============
   Accumulated net investment income (loss)
      at end of period....................................     $           --    $      234,232    $      197,039    $      712,114
                                                               ==============    ==============    ==============    ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................         30,100,002         9,600,002        21,700,002         9,000,002
   Shares sold............................................         19,800,000        60,050,000        13,250,000        35,800,000
   Shares redeemed........................................        (37,000,000)      (39,550,000)      (29,850,000)      (23,100,000)
                                                               --------------    --------------    --------------    --------------
   Shares outstanding, end of period......................         12,900,002        30,100,002         5,100,002        21,700,002
                                                               ==============    ==============    ==============    ==============


Page 56                 See Notes to Financial Statements

           FIRST TRUST                             FIRST TRUST
            TECHNOLOGY                              UTILITIES
         ALPHADEX(R) FUND                        ALPHADEX(R) FUND
              (FXL)                                   (FXU)
----------------------------------      ----------------------------------
    For the           For the               For the           For the
   Year Ended        Year Ended            Year Ended        Year Ended
   7/31/2015         7/31/2014             7/31/2015         7/31/2014
----------------  ----------------      ----------------  ----------------


 $    4,742,762    $    1,678,290        $    7,696,336    $    4,859,744
    101,421,052       107,612,553           (13,177,956)       14,250,580
     (1,528,398)       (3,025,670)           (1,552,502)      (16,291,583)
 --------------    --------------        --------------    --------------

    104,635,416       106,265,173           (7,034,122)         2,818,741
 --------------    --------------        --------------    --------------

     (5,153,656)       (2,038,763)           (8,094,481)       (4,647,816)
 --------------    --------------        --------------    --------------


    973,443,594     1,119,758,790           720,678,747       888,980,450
 (1,006,921,759)     (673,560,847)       (1,207,833,663)     (457,854,587)
 --------------    --------------        --------------    --------------

    (33,478,165)      446,197,943          (487,154,916)      431,125,863
 --------------    --------------        --------------    --------------
     66,003,595       550,424,353          (502,283,519)      429,296,788


    834,967,357       284,543,004           634,851,233       205,554,445
 --------------    --------------        --------------    --------------
 $  900,970,952    $  834,967,357        $  132,567,714    $  634,851,233
 ==============    ==============        ==============    ==============

 $           --    $           --        $      169,461    $    529,132
 ==============    ==============        ==============    ==============


     26,305,000        10,955,000            28,100,002        10,000,002
     29,150,000        37,100,000            28,700,000        39,900,000
    (29,700,000)      (21,750,000)          (51,050,000)      (21,800,000)
 --------------    --------------        --------------    --------------
     25,755,000        26,305,000             5,750,002        28,100,002
 ==============    ==============        ==============    ==============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    32.24     $    28.81    $    20.52    $    21.35    $    15.91
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.30           0.13          0.29          0.18          0.08
Net realized and unrealized gain (loss)            5.03           3.43          8.29         (0.84)         5.44
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   5.33           3.56          8.58         (0.66)         5.52
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.28)         (0.13)        (0.29)        (0.17)        (0.08)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    37.29     $    32.24    $    28.81    $    20.52    $    21.35
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  16.54%         12.37%        42.17%        (3.06)%       34.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $2,559,671     $  943,060    $  737,449    $  424,739    $  625,596
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.63%          0.70%         0.72%         0.72%         0.73%
Ratio of net expenses to average net
   assets                                          0.63%          0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              0.91%          0.42%         1.20%         0.84%         0.44%
Portfolio turnover rate (b)                         131%           100%           99%           98%           90%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    37.71     $    33.22    $    23.50    $    24.49    $    18.82
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.72           0.51          0.35          0.42          0.17
Net realized and unrealized gain (loss)            7.95           4.51          9.85         (1.16)         5.68
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   8.67           5.02         10.20         (0.74)         5.85
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.69)         (0.53)        (0.48)        (0.25)        (0.18)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    45.69     $    37.71    $    33.22    $    23.50    $    24.49
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  23.09%         15.14%        43.89%        (3.03)%       31.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $2,894,359     $1,059,728    $  657,759    $  347,740    $  249,781
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.62%          0.69%         0.71%         0.74%         0.79%
Ratio of net expenses to average net
   assets                                          0.62%          0.69%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              1.75%          1.59%         1.37%         1.97%         0.80%
Portfolio turnover rate (b)                          87%           100%          107%          126%          108%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    28.07     $    22.62    $    18.51    $    23.75    $    16.05
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.40           0.27          0.23          0.14          0.10
Net realized and unrealized gain (loss)          (11.14)          5.43          4.12         (5.25)         7.71
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                 (10.74)          5.70          4.35         (5.11)         7.81
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.40)         (0.25)        (0.24)        (0.13)        (0.11)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    16.93     $    28.07    $    22.62    $    18.51    $    23.75
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                 (38.59)%        25.30%        23.62%       (21.50)%       48.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  346,292     $  813,925    $  191,135    $  123,065    $  168,610
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.64%          0.70%         0.74%         0.76%         0.75%
Ratio of net expenses to average net
   assets                                          0.64%          0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              1.68%          1.10%         0.82%         0.63%         0.42%
Portfolio turnover rate (b)                          97%            72%           93%           90%          101%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    21.64     $    19.79    $    14.47    $    14.04    $    13.02
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.30           0.33          0.32          0.21          0.30
Net realized and unrealized gain (loss)            2.79           1.83          5.32          0.42          1.05
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   3.09           2.16          5.64          0.63          1.35
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.30)         (0.31)        (0.32)        (0.20)        (0.33)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    24.43     $    21.64    $    19.79    $    14.47    $    14.04
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  14.39%         10.95%        39.45%         4.57%        10.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $1,074,976     $  904,448    $  398,820    $  208,369    $  100,380
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.64%          0.69%         0.72%         0.74%         0.74%
Ratio of net expenses to average net
   assets                                          0.64%          0.69%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              1.59%          1.61%         1.92%         1.61%         1.68%
Portfolio turnover rate (b)                          80%            55%           65%           93%           62%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    53.13     $    42.58    $    30.00    $    28.54    $    21.56
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)         (0.01)         0.13          0.02          0.01
Net realized and unrealized gain (loss)           16.55          10.56         12.58          1.46          7.03
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                  16.50          10.55         12.71          1.48          7.04
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                --             --         (0.13)        (0.02)        (0.06)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    69.63     $    53.13    $    42.58    $    30.00    $    28.54
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  31.06%         24.78%        42.49%         5.17%        32.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $4,233,585     $2,151,907    $  981,566    $  532,448    $  241,135
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.62%          0.67%         0.71%         0.73%         0.75%
Ratio of net expenses to average net
   assets                                          0.62%          0.67%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                             (0.10)%        (0.01)%        0.36%         0.07%         0.01%
Portfolio turnover rate (b)                         125%            81%           96%          109%          116%


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    29.27     $    24.11    $    17.76    $    18.06    $    15.42
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.13           0.24          0.32          0.16          0.08
Net realized and unrealized gain (loss)            0.26           5.16          6.34         (0.29)         2.65
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   0.39           5.40          6.66         (0.13)         2.73
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.20)         (0.24)        (0.31)        (0.17)        (0.09)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    29.46     $    29.27    $    24.11    $    17.76    $    18.06
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                   1.30%         22.44%        37.92%        (0.72)%       17.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  380,087     $  881,038    $  231,413    $  103,876    $   65,913
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.63%          0.69%         0.74%         0.78%         0.79%
Ratio of net expenses to average net
   assets                                          0.63%          0.69%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              0.55%          0.99%         1.65%         0.77%         0.47%
Portfolio turnover rate (b)                         105%            95%          110%           97%          102%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption and in-kind transactions.


Page 60                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    32.55     $    27.93    $    22.79    $    24.22    $    19.98
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.47           0.35          0.57          0.29          0.22
Net realized and unrealized gain (loss)           (1.88)          4.60          5.17         (1.45)         4.40
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                  (1.41)          4.95          5.74         (1.16)         4.62
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.46)         (0.33)        (0.60)        (0.27)        (0.38)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    30.68     $    32.55    $    27.93    $    22.79    $    24.22
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  (4.36)%        17.73%        25.39%        (4.78)%       23.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  156,470     $  706,424    $  251,349    $  144,689    $  588,549
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.64%          0.70%         0.73%         0.73%         0.73%
Ratio of net expenses to average net
   assets                                          0.64%          0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              1.25%          1.16%         1.75%         1.14%         0.77%
Portfolio turnover rate (b)                         104%            76%           82%           92%          116%


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    31.74     $    25.97    $    20.97    $    21.81    $    18.12
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.14           0.08          0.13         (0.01)        (0.02)
Net realized and unrealized gain (loss)            3.26           5.78          5.00         (0.82)         3.72
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   3.40           5.86          5.13         (0.83)         3.70
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.16)         (0.09)        (0.13)        (0.01)        (0.01)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    34.98     $    31.74    $    25.97    $    20.97    $    21.81
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                  10.72%         22.59%        24.54%        (3.80)%       20.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  900,971     $  834,967    $  284,543    $  216,060    $  197,529
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.63%          0.70%         0.72%         0.74%         0.74%
Ratio of net expenses to average net
   assets                                          0.63%          0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              0.53%          0.28%         0.53%        (0.06)%       (0.14)%
Portfolio turnover rate (b)                          91%            85%           82%          101%          109%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption and in-kind transactions.


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)


                                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             7/31/2015      7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period         $    22.59     $    20.56    $    18.34    $    17.65    $    15.42
                                             ----------     ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.83           0.59          0.64          0.45          0.39
Net realized and unrealized gain (loss)            0.47           2.04          2.22          0.70          2.22
                                             ----------     ----------    ----------    ----------    ----------
Total from investment operations                   1.30           2.63          2.86          1.15          2.61
                                             ----------     ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.83)         (0.60)        (0.64)        (0.46)        (0.38)
                                             ----------     ----------    ----------    ----------    ----------
Net asset value, end of period               $    23.06     $    22.59    $    20.56    $    18.34    $    17.65
                                             ==========     ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                   5.77%         13.08%        15.91%         6.65%        17.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $  132,568     $  634,851    $  205,554    $  147,658    $   87,366
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                          0.69%          0.70%         0.73%         0.72%         0.79%
Ratio of net expenses to average net
   assets                                          0.69%          0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                              2.58%          2.31%         3.53%         2.83%         2.77%
Portfolio turnover rate (b)                          94%            83%           74%           72%           66%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption and in-kind transactions.


Page 62                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or a Style Fund. This report covers the nine Sector Funds listed below. The shares of each Sector Fund are listed and traded on the NYSE Arca, Inc.

     First Trust Consumer Discretionary AlphaDEX(R) Fund - (ticker "FXD")
     First Trust Consumer Staples AlphaDEX(R) Fund - (ticker "FXG")
     First Trust Energy AlphaDEX(R) Fund - (ticker "FXN")
     First Trust Financials AlphaDEX(R) Fund - (ticker "FXO")
     First Trust Health Care AlphaDEX(R) Fund - (ticker "FXH")
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (ticker "FXR") First Trust Materials AlphaDEX(R) Fund - (ticker "FXZ")
     First Trust Technology AlphaDEX(R) Fund - (ticker "FXL")
     First Trust Utilities AlphaDEX(R) Fund - (ticker "FXU")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                      INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                       StrataQuant(R) Consumer Discretionary Index (1)
First Trust Consumer Staples AlphaDEX(R) Fund                             StrataQuant(R) Consumer Staples Index (1)
First Trust Energy AlphaDEX(R) Fund                                       StrataQuant(R) Energy Index (1)
First Trust Financials AlphaDEX(R) Fund                                   StrataQuant(R) Financials Index (1)
First Trust Health Care AlphaDEX(R) Fund                                  StrataQuant(R) Health Care Index (1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                StrataQuant(R) Industrials Index (1)
First Trust Materials AlphaDEX(R) Fund                                    StrataQuant(R) Materials Index (1)
First Trust Technology AlphaDEX(R) Fund                                   StrataQuant(R) Technology Index (1)
First Trust Utilities AlphaDEX(R) Fund                                    StrataQuant(R) Utilities Index (1)


(1) This index is developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE Group"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust, by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Group. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Group, the index was developed, maintained and sponsored by AMEX.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end mutual funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2015, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in master limited partnerships ("MLPs") generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2015, all the Funds except FXU have securities in the securities lending program. During the fiscal year ended July 31, 2015, all the Funds participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the repurchase agreement.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2015, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2015 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $ 15,778,306              $        --              $        --
First Trust Consumer Staples AlphaDEX(R) Fund                     34,623,996                       --                       --
First Trust Energy AlphaDEX(R) Fund                                8,031,831                       --                       --
First Trust Financials AlphaDEX(R) Fund                           13,727,056                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                  --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         4,499,510                       --                       --
First Trust Materials AlphaDEX(R) Fund                             4,431,046                       --                       --
First Trust Technology AlphaDEX(R) Fund                            5,153,656                       --                       --
First Trust Utilities AlphaDEX(R) Fund                             8,094,481                       --                       --


The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2014 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $  3,883,480              $        --              $        --
First Trust Consumer Staples AlphaDEX(R) Fund                     14,344,261                       --                       --
First Trust Energy AlphaDEX(R) Fund                                4,410,821                       --                       --
First Trust Financials AlphaDEX(R) Fund                           10,277,236                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                  --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         6,616,946                       --                       --
First Trust Materials AlphaDEX(R) Fund                             5,962,686                       --                       --
First Trust Technology AlphaDEX(R) Fund                            2,038,763                       --                       --
First Trust Utilities AlphaDEX(R) Fund                             4,647,816                       --                       --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

As of July 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                          Accumulated
                                                                Undistributed             Capital and            Net Unrealized
                                                                  Ordinary                   Other                Appreciation
                                                                   Income                 Gain (Loss)            (Depreciation)
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $  1,366,558            $ (210,611,629)          $  189,744,716
First Trust Consumer Staples AlphaDEX(R) Fund                      3,689,109               (83,207,275)             223,182,029
First Trust Energy AlphaDEX(R) Fund                                  383,678              (140,339,372)            (102,109,352)
First Trust Financials AlphaDEX(R) Fund                            1,542,832               (42,687,291)              29,156,406
First Trust Health Care AlphaDEX(R) Fund                          (2,978,788)              (96,667,315)             436,142,358
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                --               (66,919,008)             (21,426,725)
First Trust Materials AlphaDEX(R) Fund                               197,039               (97,102,313)              (8,082,200)
First Trust Technology AlphaDEX(R) Fund                                   --               (96,289,655)              21,237,048
First Trust Utilities AlphaDEX(R) Fund                               169,461               (26,800,552)             (13,857,077)


G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of July 31, 2015, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2015, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                             Capital Loss   Capital Loss   Capital Loss   Capital Loss       Post           Total
                               Available      Available      Available      Available     Enactment -      Capital
                                through        through        through        through          No            Loss
                               7/31/2016      7/31/2017      7/31/2018      7/31/2019     Expiration      Available
                             -------------  -------------  -------------  -------------  -------------  -------------
First Trust Consumer
     Discretionary
     AlphaDEX(R) Fund        $      64,889  $     783,283  $   1,138,594  $   9,617,858  $ 199,007,005  $ 210,611,629
First Trust Consumer Staples
     AlphaDEX(R) Fund               63,580        422,511      1,058,131             --     81,663,053     83,207,275
First Trust Energy
     AlphaDEX(R) Fund               73,845      2,326,320      2,084,336      3,349,453    132,505,418    140,339,372
First Trust Financials
     AlphaDEX(R) Fund               13,300        671,958      1,630,337      3,464,108     36,907,588     42,687,291
First Trust Health Care
     AlphaDEX(R) Fund               28,397        774,570      2,582,977      1,764,162     91,517,209     96,667,315
First Trust Industrials/
     Producer Durables
     AlphaDEX(R) Fund              183,210        798,398      1,325,584      1,133,736     63,478,080     66,919,008
First Trust Materials
     AlphaDEX(R) Fund               13,424      1,265,429        886,622      7,397,299     87,539,539     97,102,313
First Trust Technology
     AlphaDEX(R) Fund               22,456      1,608,491      2,508,150      2,516,610     89,633,948     96,289,655
First Trust Utilities
     AlphaDEX(R) Fund                   --        557,777      1,956,482             --     24,286,293     26,800,552

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

At the taxable year ended July 31, 2015, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                Capital Loss
                                                                  Expired
                                                               --------------

First Trust Consumer Discretionary AlphaDEX(R) Fund            $        2,058
First Trust Financials AlphaDEX(R) Fund                                 2,757
First Trust Health Care AlphaDEX(R) Fund                               18,355
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             23,631
First Trust Materials AlphaDEX(R) Fund                                  4,424
First Trust Technology AlphaDEX(R) Fund                                12,398

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2015, the following Fund incurred and elected to defer net ordinary losses as follows:


                                                                Qualified Late Year Losses
                                                            ----------------------------------
                                                            Ordinary Losses     Capital Losses
                                                            ---------------     --------------
First Trust Health Care AlphaDEX(R) Fund                    $     2,978,788     $           --


In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2015, the adjustments for each Fund were as follows:


                                                                                  Accumulated
                                                                 Accumulated     Net Realized
                                                               Net Investment     Gain (Loss)        Paid-in
                                                                Income (Loss)   on Investments       Capital
                                                               ---------------  ---------------  ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund            $          (44)  $ (102,141,843)  $  102,141,887
First Trust Consumer Staples AlphaDEX(R) Fund                              --     (191,800,533)     191,800,533
First Trust Energy AlphaDEX(R) Fund                                   (55,872)      26,486,546      (26,430,674)
First Trust Financials AlphaDEX(R) Fund                               279,634      (62,851,602)      62,571,968
First Trust Health Care AlphaDEX(R) Fund                              121,635     (508,277,050)     508,155,415
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            776,115       (6,129,275)       5,353,160
First Trust Materials AlphaDEX(R) Fund                                     --       11,789,620      (11,789,620)
First Trust Technology AlphaDEX(R) Fund                               410,894     (136,218,253)     135,807,359
First Trust Utilities AlphaDEX(R) Fund                                 38,474        3,028,568       (3,067,042)


H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with Archipelago for each of the Funds. The license agreements allow for the use by FTP of certain trademarks and trade names of Archipelago and certain trademarks and trade names of NYSE Group. The Funds and First Trust are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued Accounting Standards Update ("ASU") No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least November 30, 2016.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

For the fiscal year ended July 31, 2015 there were no fees waived or expenses reimbursed by First Trust for the Funds. During the fiscal year ended July 31, 2015, First Trust recovered fees that were previously waived from First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund and First Trust Utilities AlphaDEX(R) Fund of $29,589, $6,073 and $86,210, respectively. As of July 31, 2015, none of the Funds had remaining fees previously waived or expenses reimbursed that were still subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015


                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2015, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                          Purchases              Sales
                                                                       ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $ 2,420,348,279      $ 2,418,906,676
First Trust Consumer Staples AlphaDEX(R) Fund                            1,856,334,304        1,884,016,312
First Trust Energy AlphaDEX(R) Fund                                        468,054,776          468,254,728
First Trust Financials AlphaDEX(R) Fund                                    675,088,545          673,497,885
First Trust Health Care AlphaDEX(R) Fund                                 3,744,863,181        3,755,767,523
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                 675,756,164          671,136,762
First Trust Materials AlphaDEX(R) Fund                                     323,673,882          319,120,630
First Trust Technology AlphaDEX(R) Fund                                    824,309,099          823,831,051
First Trust Utilities AlphaDEX(R) Fund                                     310,828,066          311,092,967

For the fiscal year ended July 31, 2015, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                          Purchases              Sales
                                                                       ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $ 2,392,873,283      $   943,230,135
First Trust Consumer Staples AlphaDEX(R) Fund                            2,758,330,432        1,284,280,441
First Trust Energy AlphaDEX(R) Fund                                        590,836,190          823,895,868
First Trust Financials AlphaDEX(R) Fund                                  1,342,470,499        1,239,592,352
First Trust Health Care AlphaDEX(R) Fund                                 3,904,721,715        2,559,840,925
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                 592,791,983        1,069,875,362
First Trust Materials AlphaDEX(R) Fund                                     409,573,272          929,647,126
First Trust Technology AlphaDEX(R) Fund                                    973,125,973        1,007,256,922
First Trust Utilities AlphaDEX(R) Fund                                     719,145,179        1,205,876,798


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with brokers-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities             Creation
                  in a Creation Unit           Transaction Fee
               -------------------------      -----------------
                         1-100                     $  500
                        101-499                    $1,000
                      500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities            Redemption
                  in a Creation Unit           Transaction Fee
               -------------------------      -----------------
                         1-100                     $  500
                        101-499                    $1,000
                      500 or more                  $1,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2015

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Funds"), including the portfolios of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015 by correspondence with the Funds' custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 23, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2015, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:



                                                               Dividends Received Deduction
                                                             --------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                             98.71%
First Trust Energy AlphaDEX(R) Fund                                       78.51%
First Trust Financials AlphaDEX(R) Fund                                   74.25%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                99.94%
First Trust Materials AlphaDEX(R) Fund                                   100.00%
First Trust Technology AlphaDEX(R) Fund                                  100.00%
First Trust Utilities AlphaDEX(R) Fund                                   100.00%


For the taxable year ended July 31, 2015, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:


                                                                Qualified Dividend Income
                                                             --------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                      100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                            100.00%
First Trust Energy AlphaDEX(R) Fund                                       83.04%
First Trust Financials AlphaDEX(R) Fund                                   77.93%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               100.00%
First Trust Materials AlphaDEX(R) Fund                                   100.00%
First Trust Technology AlphaDEX(R) Fund                                  100.00%
First Trust Utilities AlphaDEX(R) Fund                                   100.00%


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
First Trust Energy AlphaDEX(R) Fund (FXN)
First Trust Financials AlphaDEX(R) Fund (FXO)
First Trust Health Care AlphaDEX(R) Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)
First Trust Materials AlphaDEX(R) Fund (FXZ)
First Trust Technology AlphaDEX(R) Fund (FXL)
First Trust Utilities AlphaDEX(R) Fund (FXU)

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending March 31, 2016, at a meeting held on March 8-9, 2015. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Management Practice Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fee payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2016. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by MPI showing the advisory fee and expense ratio of each Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund over time was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of tracking error and correlation.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has made and is making significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Independent Trustees noted that license and listing fees payable by each Fund had recently been reduced, and they requested and received from the Advisor pro forma estimated expense ratios and profitability information for the Funds. Based on the information provided, the Board concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2014 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
      First Trust Energy AlphaDEX(R) Fund (FXN)
      First Trust Financials AlphaDEX(R) Fund (FXO)
      First Trust Health Care AlphaDEX(R) Fund (FXH)
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR) First Trust Materials AlphaDEX(R) Fund (FXZ)
      First Trust Technology AlphaDEX(R) Fund (FXL)
      First Trust Utilities AlphaDEX(R) Fund (FXU)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the advisory fee payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2016. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by MPI showing the advisory fee and expense ratio of each Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund over time was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking error.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Independent Trustees noted that license and listing fees payable by each Fund had recently been reduced, and they requested and received from the Advisor pro forma estimated expense ratios and profitability information for the Funds. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund and the First Trust Utilities AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2015 (UNAUDITED)

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX(R) Fund it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2014, the amount of remuneration paid (or to be paid) by First Trust in respect of the Funds is $32,091,721. This figure is comprised of $2,739,160 paid (or to be paid) in fixed compensation and $29,352,561 paid (or to be paid) in variable compensation. There were a total of 402 beneficiaries of the remuneration described above. Those amounts include $3,298,925 paid (or to be paid) to senior management of First Trust and $1,011,708 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Funds.

Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                     115         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner,
120 E. Liberty Drive,           o Since Inception   Gundersen Real Estate Limited
   Suite 400                                        Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior         115         Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 E. Liberty Drive,           o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
   Suite 400                                        Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 115         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Company of
120 E. Liberty Drive,           o Since Inception   Consulting)                                                   Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             115         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                   Transport Inc.
   Suite 400                                        Products and Services); President and Chief                   (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                     May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June 2012),
                                                    Covenant College


------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010            115         None
Chairman of the Board                               to Present), President (until December
120 E. Liberty Drive,           o Since Inception   2010), First Trust Advisors L.P. and
   Suite 400                                        First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                   the Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)

                            POSITION AND           TERM OF OFFICE
        NAME, ADDRESS          OFFICES              AND LENGTH OF                        PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH      WITH TRUST                SERVICE                            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS(2)
--------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             President and       o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,       Chief Executive                                 and Chief Financial Officer, First Trust Advisors L.P.
   Suite 400                Officer             o Since January 2012        and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                           Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                               Company/Investment Advisor) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)


James M. Dykas              Treasurer, Chief    o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,       Financial Officer                               President (April 2007 to Present), First Trust Advisors
   Suite 400                and Chief           o Since January 2012        L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187           Accounting
D.O.B.: 01/66               Officer


W. Scott Jardine            Secretary and       o Indefinite Term           General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,       Chief Legal                                     Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                Officer             o Since Inception           BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                           Investment Advisor) and Secretary, Stonebridge
D.O.B.: 05/60                                                               Advisors LLC (Investment Advisor)


Daniel J. Lindquist         Vice President      o Indefinite Term           Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012), First
   Suite 400                                    o Since Inception           Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher             Chief Compliance    o Indefinite Term           Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,       and Officer                                     and First Trust Portfolios L.P.
   Suite 400                Assistant           o Chief Compliance Officer
Wheaton, IL 60187           Secretary             Since January 2011
D.O.B.: 12/66
                                                o Assistant Secretary
                                                  Since Inception


Roger F. Testin             Vice President      o Indefinite Term           Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2001 to November 2003),
   Suite 400                                    o Since Inception           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 06/66


Stan Ueland                 Vice President      o Indefinite Term           Senior Vice President (September 2012 to Present)
120 E. Liberty Drive,                                                       Vice President (August 2005 to September 2012),
   Suite 400                                    o Since Inception           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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


--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
SECTOR FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


Annual Report                                                      July 31, 2015

--------------------------------------------------------------------------------

AlphaDEX(R) Style Funds
------------------------

First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
First Trust Mega Cap AlphaDEX(R) Fund (FMK)

                                  ALPHADEX(R)
                                 FAMILY OF ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................   4
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................   6
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................   8
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  10
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  12
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  14
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  16
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  18
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  20
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  22
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)...................  24
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)...........................  26
Notes to Fund Performance Overview..........................................  28
Understanding Your Fund Expenses............................................  29
Portfolio of Investments
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................  31
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................  37
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................  43
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  51
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  55
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  59
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  68
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  75
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  80
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  83
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)...................  88
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)...........................  92
Statements of Assets and Liabilities........................................  94
Statements of Operations....................................................  97
Statements of Changes in Net Assets......................................... 100
Financial Highlights........................................................ 104
Notes to Financial Statements............................................... 111
Report of Independent Registered Public Accounting Firm..................... 121
Additional Information...................................................... 122
Board of Trustees and Officers.............................................. 130
Privacy Policy.............................................................. 132

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2015

Dear Shareholders:

Thank you for your investment in the Style Funds of First Trust Exchange-Traded AlphaDEX(R) Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the twelve months ended July 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the twelve months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates over the next few months.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2015

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S./GLOBAL ECONOMY

Brian Wesbury, Chief Economist at First Trust, has characterized the U.S. economic expansion as a "Plow Horse" recovery. While the economy is in fact growing, the pace has been more modest than what has been registered in most expansionary periods, in our opinion. The current U.S. economic recovery commenced in Q3'09. From 6/30/09-6/30/15 (most recent GDP release was Q2'15), real GDP growth averaged 2.0%, according to the Bureau of Economic Analysis
(BEA). From 1985 through 2014, real U.S. GDP growth was 3.0% or higher in 14 of the 30 calendar years, according to data from the BEA. In the current recovery, the best showing to date was the 2.5% real GDP growth rate posted in 2010.

As we noted in the last semi-annual report, despite the U.S.'s modest economic growth rate, the U.S. dollar continued to strengthen relative to other major foreign currencies. From 7/31/14 through 7/31/15, the U.S. Dollar Index (DXY) rose by 19.49%, according to Bloomberg. The DXY indicates the general international value of the dollar relative to a basket of major world currencies. A strong U.S. dollar can put downward pressure on commodity prices. The price of crude oil continued its slide from its 2014 peak of $107.26 per barrel. From 7/31/14 through 7/31/15, the price of a barrel of oil declined 52.0%, from $98.17 to $47.12, according to Bloomberg. The Thomson Reuters/CoreCommodity CRB Commodity Index, which tracks a diversified basket of commodities, was down 31.2% over the same period, according to Bloomberg. Over time, we believe that lower commodity prices, if sustained, can potentially boost consumption in the U.S. by increasing the amount of discretionary dollars consumers have to spend.

Two economic silver linings within the U.S. recovery are job growth and auto sales. U.S. nonfarm payrolls have increased 58 consecutive months, as of July 2015, according to data from the Bureau of Labor Statistics. From 7/31/14 through 7/31/15, nonfarm payrolls rose by an average of 243,000 per month. Job creation and low interest rates have helped push U.S. auto sales back to pre-recession levels. Annualized sales reached 17.46 million units in July 2015, according to Bloomberg. Sales stood at an annualized 17.17 million units in July 2006. While the housing market is also in the process of rebounding, it has a considerable potential upside, in our opinion. The percentage of U.S. households that own their home stood at 63.4% in Q2'15, down from the all-time high of 69.2% in Q2'04, according to data from the U.S. Census Bureau.

STYLE/MARKET-CAP INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end funds and exchange-traded funds (ETFs). For the 12-month period ended July 2015, U.S. equity funds/ETFs reported net outflows totaling $17.8 billion, according to data from Morningstar. Investors continue to favor passive funds over actively managed funds. Passive U.S. equity funds/ETFs reported net inflows totaling $140.8 billion, compared to net outflows totaling $158.6 billion for actively managed U.S. equity funds/ETFs, for this period.

For the 12-month period ended July 2015, Morningstar reported the following net flows to these nine Style/Market Cap fund categories: $44.0 billion (Large Blend); -$8.6 billion (Large Value); -$41.6 billion (Large Growth); $16.2 billion (Mid-Cap Blend); -$10.8 billion (Mid-Cap Value); -$16.5 billion (Mid-Cap Growth); and $3.9 billion (Small Blend); $78 million (Small Value); and -$4.6 billion (Small Growth).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by S&P Dow Jones Indices LLC ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                  7.67%      15.48%        6.55%        105.38%       68.52%
Market Price                                         7.74%      15.51%        6.56%        105.60%       68.66%

INDEX PERFORMANCE
Defined Large Cap Core Index                         8.39%      16.31%        7.33%        112.88%       79.03%
S&P 500(R) Index                                    11.21%      16.24%        6.40%        112.26%       66.62%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FEX's one-year net asset value ("NAV") return of 7.67% underperformed the benchmark S&P 500(R) Index return of 11.21% by -3.54%. The Health Care and Consumer Discretionary sectors were the leading contributors to the Fund's return. The Fund's holdings in the Health Care sector returned 32.5%, had an average weighting of 11.7%, and contributed 3.4% to the Fund's return. The Fund's holdings in the Consumer Discretionary sector returned 19.9%, had an average weighting of 18.6%, and contributed 3.3% to the Fund's return. Within the Health Care sector, the Health Care Providers & Services industry led the way in performance (+32.9%) and contribution (+1.3%). Several securities contributed to the sector's high return including: Cigna Corp. (+60.1%), Humana, Inc. (+52.8%), UnitedHealth Group, Inc. (+52.1%), and Aetna, Inc. (+47.2%). On a relative basis, the Energy sector caused the underperformance. The Fund held an average weighting of 12.4% in the Energy sector throughout the period, which is 3.8% higher than the benchmark weighting of 8.6%. Because the Energy sector was a lagging sector relative to the total benchmark return and the Fund was overweight the sector, this caused a -2.4% drag. Some of the underperformance was reversed due to being overweight and outperforming within the Utilities sector, in all causing 0.2% of outperformance.


                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------  ---------------------
Consumer Discretionary                       19.71%
Information Technology                       14.11
Health Care                                  13.28
Industrials                                  11.67
Financials                                   11.09
Utilities                                     9.51
Energy                                        9.11
Consumer Staples                              5.55
Materials                                     4.85
Telecommunication Services                    1.12
                                            -------
  Total                                     100.00%
                                            =======


                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------  ---------------------
Amazon.com, Inc.                              0.55%
Netflix, Inc.                                 0.54
Under Armour, Inc., Class A                   0.53
Tesoro Corp.                                  0.51
Expedia, Inc.                                 0.49
Total System Services, Inc.                   0.49
Travelers (The) Cos., Inc.                    0.49
Regeneron Pharmaceuticals, Inc.               0.48
Kroger (The) Co.                              0.48
SCANA Corp.                                   0.48
                                            -------
  Total                                       5.04%
                                            =======

-----------------------------

The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MAY 8, 2007 - JULY 31, 2015

              First Trust
             Large Cap Core       Defined Large Cap       S&P 500(R)
            AlphaDEX(R) Fund         Core Index             Index
5/8/07           $10000                $10000               $10000
7/31/07            9560                  9579                 9690
1/31/08            9022                  9071                 9271
7/31/08            8304                  8383                 8615
1/31/09            5325                  5398                 5690
7/31/09            6711                  6830                 6896
1/31/10            7618                  7783                 7576
7/31/10            8205                  8410                 7850
1/31/11            9765                 10049                 9257
7/31/11            9891                 10216                 9393
1/31/12            9963                 10335                 9647
7/31/12           10109                 10520                10250
1/31/13           11623                 12141                11266
7/31/13           13283                 13921                12813
1/31/14           14276                 15018                13690
7/31/14           15651                 16520                14983
1/31/15           16264                 17222                15637
7/31/15           16852                 17904                16662


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         211              0               0             0
8/1/11 - 7/31/12         190              2               0             0
8/1/12 - 7/31/13         149              0               0             0
8/1/13 - 7/31/14         236              0               0             0
8/1/14 - 7/31/15         201              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         41               0               0             0
8/1/11 - 7/31/12         61               0               0             0
8/1/12 - 7/31/13        101               0               0             0
8/1/13 - 7/31/14         16               0               0             0
8/1/14 - 7/31/15         51               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                  5.55%      15.17%        7.91%        102.60%       87.14%
Market Price                                         5.51%      15.18%        7.91%        102.68%       87.14%

INDEX PERFORMANCE
Defined Mid Cap Core Index                           6.21%      15.98%        8.70%        109.87%       98.62%
S&P MidCap 400(R) Index                             11.30%      16.29%        8.14%        112.70%       90.38%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNX's one-year NAV return of 5.55% underperformed the benchmark S&P Midcap 400(R) Index return of 11.30% by -5.75%. The Financials sector was the largest contributor to the Fund's performance. The Fund's holdings in the sector returned 19.5%, contributed 2.9% to the Fund's return, and were held at an average weighting of 16.3% over the period. With approximately the same weighting but slightly worse performance, the Consumer Discretionary (+17.7%) and Information Technology (+14.1%) sectors contributed a significant portion of the Fund's return, 2.8% and 2.0%, respectively. Within the Financials sector, StanCorp Financial Group, Inc. performed particularly well, with a 92.7% return over the period. Within the Industrials sector, JetBlue Airways Corp. was the top-returning security over the period, with a 114.4% return. On a relative basis, the Fund underperformed the benchmark due to being overweight and underperforming within the Energy sector. The Fund's average weighting within the Energy sector was held at 7.7% versus the benchmark at 4.5% and returning -44.3% versus the benchmark at -38.7%. These negative characteristics caused -1.71% of drag. The Materials sector also contributed to the underperformance, with a -1.1% drag due to being overweight the lagging sector.


                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------  ---------------------
Consumer Discretionary                       18.31%
Information Technology                       17.58
Financials                                   16.10
Industrials                                  15.14
Materials                                     7.55
Energy                                        7.51
Health Care                                   7.15
Utilities                                     6.87
Consumer Staples                              3.34
Telecommunication Services                    0.45
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Fortinet, Inc.                                0.65%
Tempur Sealy International, Inc.              0.65
Guess?, Inc.                                  0.65
Acuity Brands, Inc.                           0.63
JetBlue Airways Corp.                         0.63
Manhattan Associates, Inc.                    0.61
Global Payments, Inc.                         0.61
Werner Enterprises, Inc.                      0.61
Graham Holdings Co., Class B                  0.60
NeuStar, Inc., Class A                        0.60
                                            -------
  Total                                       6.24%
                                            =======


-----------------------------

The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2015

              First Trust
              Mid Cap Core              Defined Mid Cap             S&P MidCap
            AlphaDEX(R) Fund              Core Index               400(R) Index
5/8/07           $10000                     $10000                    $10000
7/31/07            9527                       9540                      9615
1/31/08            8872                       8911                      9091
7/31/08            8812                       8889                      9138
1/31/09            5561                       5625                      5731
7/31/09            7453                       7576                      7288
1/31/10            8498                       8674                      8215
7/31/10            9236                       9464                      8951
1/31/11           11339                      11665                     10964
7/31/11           11693                      12072                     11256
1/31/12           11880                      12312                     11260
7/31/12           11771                      12248                     11391
1/31/13           13743                      14352                     13350
7/31/13           15621                      16365                     15152
1/31/14           17060                      17932                     16269
7/31/14           17728                      18701                     17103
1/31/15           18033                      19086                     18039
7/31/15           18711                      19861                     19034


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        217               0               0             0
8/1/11 - 7/31/12        151               0               0             0
8/1/12 - 7/31/13        177               0               0             0
8/1/13 - 7/31/14        214               0               0             0
8/1/14 - 7/31/15        176               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         35               0               0             0
8/1/11 - 7/31/12        102               0               0             0
8/1/12 - 7/31/13         73               0               0             0
8/1/13 - 7/31/14         38               0               0             0
8/1/14 - 7/31/15         76               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                  5.45%      14.75%        6.47%         98.95%       67.55%
Market Price                                         5.48%      14.74%        6.46%         98.83%       67.45%

INDEX PERFORMANCE
Defined Small Cap Core Index                         6.12%      15.57%        7.31%        106.21%       78.72%
S&P SmallCap 600(R) Index                           11.97%      16.79%        7.61%        117.33%       82.86%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYX's one-year NAV return of 5.45% underperformed the benchmark S&P SmallCap 600(R) Index return of 11.97% by -6.52%. The top-performing and top-contributing sector in the Fund was Health Care, returning 35.8% and contributing 3.6% to the Fund's return. The Consumer Discretionary, Financials, and Industrials sectors each averaged about a 2.2% contribution to the Fund, each returned an average 14.0%, and each was held at an approximately 16.6% weighting. Notable securities over the period were ABIOMED, Inc., which returned 228.2% and contributed 0.5% to the Fund's performance, and Cambrex Corp., which returned 133.7% and contributed 0.3% to the Fund's performance, each held in the Health Care sector. The Materials sector was the worst-performing sector besides Energy, returning -12.9% and contributing -0.7% to the Fund's return. On a relative basis, the Energy sector caused the majority of the underperformance. The sector was held at an average weighting of 7.5%, returned -61.3%, and caused -2.4% of drag. Though both the Fund and benchmark had similar returns within the Energy sector, the Fund was overweight by 3.2%. The Information Technology sector, although having a positive return of 7.1%, caused a -1.2% drag due to being overweight by 0.5% and underperforming by -8.4%. Two sectors, the Industrials and Consumer Staples sectors, created relative outperformance by being overweight and outperforming the benchmark; the two sectors caused 0.2% of outperformance.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   17.89%
Consumer Discretionary                       17.85
Information Technology                       16.01
Industrials                                  14.96
Health Care                                  14.90
Energy                                        5.57
Materials                                     3.94
Consumer Staples                              3.67
Utilities                                     3.25
Telecommunication Services                    1.96
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Supernus Pharmaceuticals, Inc.                0.48%
Universal Forest Products, Inc.               0.47
Nutrisystem, Inc.                             0.47
American Woodmark Corp.                       0.46
Depomed, Inc.                                 0.45
BofI Holding, Inc.                            0.45
LogMeIn, Inc.                                 0.44
Dycom Industries, Inc.                        0.43
Cambrex Corp.                                 0.43
PGT, Inc.                                     0.43
                                            -------
  Total                                       4.51%
                                            =======


-----------------------------

The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX) (CONTINUED)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 8, 2007 - JULY 31, 2015

              First Trust
             Small Cap Core        Defined Small Cap            S&P SmallCap
            AlphaDEX(R) Fund          Core Index                600(R) Index
5/8/07           $10000                 $10000                     $10000
7/31/07            9433                   9454                       9535
1/31/08            8476                   8534                       8771
7/31/08            8288                   8382                       8746
1/31/09            5043                   5124                       5550
7/31/09            6981                   7125                       7060
1/31/10            7805                   8001                       7712
7/31/10            8421                   8667                       8414
1/31/11           10106                  10442                      10097
7/31/11           10460                  10846                      10494
1/31/12           10881                  11315                      10855
7/31/12           10608                  11080                      10914
1/31/13           12343                  12944                      12533
7/31/13           14489                  15241                      14707
1/31/14           15900                  16802                      16098
7/31/14           15888                  16844                      16333
1/31/15           16261                  17300                      17089
7/31/15           16755                  17873                      18288


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        195               0               0             0
8/1/11 - 7/31/12        146               0               0             0
8/1/12 - 7/31/13        190               0               0             0
8/1/13 - 7/31/14        184               1               0             0
8/1/14 - 7/31/15        189               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         57               0               0             0
8/1/11 - 7/31/12        106               1               0             0
8/1/12 - 7/31/13         60               0               0             0
8/1/13 - 7/31/14         67               0               0             0
8/1/14 - 7/31/15         63               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                 -0.29%      14.13%        5.82%         93.64%       59.34%
Market Price                                        -0.34%      14.16%        5.82%         93.88%       59.33%

INDEX PERFORMANCE
Defined Large Cap Value Index                        0.37%      14.97%        6.64%        100.91%       69.72%
S&P 500(R) Index                                    11.21%      16.24%        6.40%        112.26%       66.62%
S&P 500(R) Value Index                               6.59%      14.52%        4.12%         96.97%       39.43%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTA's one-year NAV return of -0.29% underperformed the benchmark S&P 500(R) Value Index return of 6.59% by -6.88%. The Utilities sector was the top-contributing sector with 2.6%. The sector was held at an average weighting of 15.1% and returned 11.4% over the period. The Consumer Discretionary sector was the second best contributing sector, with 2.0%. The Consumer Discretionary sector was held at an average weighting of 14.1% and returned 15.9% over the period. The Hotels, Restaurants & Leisure industry within the Consumer Discretionary sector performed particularly well returning 42.3%, and was held at an average weighting of 0.7%. Carnival Corp. was the top-performing security in the industry and second best performing security in the Fund over the period with a return of 50.6%. The top-performing security held in the Fund was Tesoro Corp., within the Energy sector, returning 61.0%. On a relative basis, the Energy sector, which returned -34.7%, and was held at an average weighting of 20.9% (versus the benchmark at 13.7%) over the period, was the largest detractor from performance (-3.8% relative contribution). It was the Energy Equipment & Services industry that contributed the most to the relative drag (-2.9% of the -3.8%). Within this industry, Transocean Ltd. (-57.8%), Ensco PLC (-53.0%), Noble Corp. PLC (-51.6%), and Diamond Offshore Drilling, Inc. (-50.7%) were the worst-performing securities contributing in sum -1.9% to the underperformance. A portion of the underperformance (+1.1%) was reversed due to being overweight the Utilities sector (15.1% versus 5.8%). TECO Energy, Inc. was the leading contributor within the Utilities sector, returning 32.8% and contributing 0.2% to the outperformance.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Utilities                                    17.92%
Energy                                       15.98
Financials                                   15.05
Consumer Discretionary                       14.89
Industrials                                  14.07
Information Technology                       10.59
Materials                                     5.00
Consumer Staples                              2.66
Health Care                                   2.21
Telecommunication Services                    1.63
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesoro Corp.                                  0.98%
Travelers (The) Cos., Inc.                    0.93
SCANA Corp.                                   0.92
Edison International                          0.91
PPL Corp.                                     0.91
GameStop Corp., Class A                       0.90
Public Service Enterprise Group, Inc.         0.90
Twenty-First Century Fox, Inc., Class A       0.90
Valero Energy Corp.                           0.89
Marathon Petroleum Corp.                      0.88
                                            -------
  Total                                       9.12%
                                            =======


-----------------------------

The Defined Large Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Large Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MAY 8, 2007 - JULY 31, 2015

              First Trust
            Large Cap Value       Defined Large Cap      S&P 500(R)       S&P 500(R)
            AlphaDEX(R) Fund         Value Index           Index          Value Index
5/8/07           $10000                $10000              $10000           $10000
7/31/07            9450                  9462                9690             9586
1/31/08            8821                  8870                9271             9148
7/31/08            7858                  7933                8615             8066
1/31/09            4993                  5064                5690             5060
7/31/09            6661                  6790                6896             6157
1/31/10            7765                  7947                7576             6840
7/31/10            8228                  8447                7850             7079
1/31/11            9688                  9988                9257             8294
7/31/11            9733                 10072                9393             8153
1/31/12           10072                 10465                9647             8388
7/31/12           10216                 10655               10250             8784
1/31/13           11957                 12519               11266            10021
7/31/13           13602                 14296               12813            11446
1/31/14           14364                 15152               13690            11922
7/31/14           15977                 16912               14983            13081
1/31/15           16113                 17110               15637            13335
7/31/15           15931                 16973               16662            13944


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        228               0               0             0
8/1/11 - 7/31/12        193               0               0             0
8/1/12 - 7/31/13        201               0               0             0
8/1/13 - 7/31/14        231               0               0             0
8/1/14 - 7/31/15        197               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         24               0               0             0
8/1/11 - 7/31/12         60               0               0             0
8/1/12 - 7/31/13         49               0               0             0
8/1/13 - 7/31/14         21               0               0             0
8/1/14 - 7/31/15         55               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                 17.32%      16.75%        7.07%        116.91%       75.47%
Market Price                                        17.33%      16.79%        7.08%        117.26%       75.61%

INDEX PERFORMANCE
Defined Large Cap Growth Index                      18.12%      17.61%        7.86%        125.03%       86.37%
S&P 500(R) Index                                    11.21%      16.24%        6.40%        112.26%       66.62%
S&P 500(R) Growth Index                             15.49%      17.91%        8.60%        127.87%       97.13%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTC's one-year NAV return of 17.32% outperformed the benchmark S&P 500(R) Growth Index return of 15.49% by 1.83%. The Health Care and Consumer Discretionary sectors were the leading contributors to the Fund's return, contributing 6.1% and 4.9%, respectively. The Health Care sector had an average weighting of 20.3% throughout the period and returned 32.9%. The Consumer Discretionary sector had an average weighting of 23.6% throughout the period and returned 21.9%. The top-performing sector was the Consumer Staples sector, which returned 33.9% and was held at an average weighting of 6.9%. Because of the relatively small weighting in the Consumer Staples sector, its contribution was limited to 2.2%. The Energy sector was the worst-performing sector, returning -22.8% over the period. On a relative basis, the Information Technology sector was the leading cause of the outperformance, followed closely by the Health Care sector. Due to the Fund outperforming the benchmark in the Information Technology sector by 6.1%, which is the highest weighted sector within the benchmark, the Fund gained 1.0% of outperformance. Electronic Arts, Inc. was the leading contributor within the Technology sector, at an average weight of 0.9%, returning 112.9%, and contributing 0.8% of the outperformance. Within the Health Care sector, the Fund was overweight several relatively high-performing securities including: Cigna Corp. (+60.1%), AmerisourceBergen Corp. (+39.1%), Universal Health Services, Inc. (+37.7%), and Aetna, Inc. (+23.2%); in sum contributing 0.7% of the relative outperformance. The Energy sector had little impact (-0.09%) to the relative performance due to its relatively smaller weighting within the Fund (3.3%) and having a higher return than the benchmark by 4.8%.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                       25.45%
Health Care                                  25.36
Information Technology                       18.41
Industrials                                   9.33
Consumer Staples                              8.46
Financials                                    6.17
Materials                                     4.49
Energy                                        1.41
Telecommunication Services                    0.55
Utilities                                     0.37
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Amazon.com, Inc.                              1.19%
Netflix, Inc.                                 1.17
Under Armour, Inc., Class A                   1.15
Expedia, Inc.                                 1.07
Total System Services, Inc.                   1.07
Regeneron Pharmaceuticals, Inc.               1.05
Kroger (The) Co.                              1.04
Starbucks Corp.                               1.04
Electronic Arts, Inc.                         1.04
CVS Health Corp.                              1.03
                                            -------
  Total                                      10.85%
                                            =======


-----------------------------

The Defined Large Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Large Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC) (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              MAY 8, 2007 - JULY 31, 2015

              First Trust
            Large Cap Growth      Defined Large Cap       S&P 500(R)        S&P 500(R)
            AlphaDEX(R) Fund        Growth Index            Index          Growth Index
5/8/07           $10000                $10000               $10000            $10000
7/31/07            9740                  9757                 9690              9802
1/31/08            9341                  9388                 9271              9410
7/31/08            8900                  8982                 8615              9185
1/31/09            5737                  5807                 5690              6357
7/31/09            6730                  6840                 6896              7675
1/31/10            7373                  7518                 7576              8341
7/31/10            8090                  8282                 7850              8651
1/31/11            9790                 10064                 9257             10272
7/31/11            9985                 10309                 9393             10740
1/31/12            9674                 10028                 9647             11023
7/31/12            9797                 10191                10250             11854
1/31/13           10970                 11446                11266             12612
7/31/13           12582                 13178                12813             14284
1/31/14           13817                 14525                13690             15633
7/31/14           14957                 15778                14983             17068
1/31/15           16060                 16999                15637             18198
7/31/15           17549                 18638                16662             19712


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        193               0               0             0
8/1/11 - 7/31/12        153               0               0             0
8/1/12 - 7/31/13        102               0               0             0
8/1/13 - 7/31/14        206               0               0             0
8/1/14 - 7/31/15        206               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         59               0               0             0
8/1/11 - 7/31/12        100               0               0             0
8/1/12 - 7/31/13        148               0               0             0
8/1/13 - 7/31/14         46               0               0             0
8/1/14 - 7/31/15         46               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                     1 Year     5 Years     Inception      5 Years     Inception
                                                      Ended      Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                  -0.74%     14.15%        6.42%         93.78%       66.86%
Market Price                                         -0.77%     14.13%        6.41%         93.68%       66.70%

INDEX PERFORMANCE
Defined Multi Cap Value Index                        -0.02%     15.04%        7.27%        101.46%       78.17%
S&P Composite 1500(R) Index                          11.25%     16.28%        6.59%        112.57%       69.05%
S&P Composite 1500(R) Value Index                     6.52%     14.61%        4.42%         97.71%       42.70%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAB's one-year NAV return of -0.74% underperformed the benchmark S&P Composite 1500(R) Value Index return of 6.52% by -7.26%. The top-contributing sector was the Financials sector, with 2.3%. The Financials sector returned 17.4% and was weighted at an average 15.5%. The Utilities sector was the second best contributing sector with 1.8%. The Utilities sector returned 9.9% and was weighted at an average 11.4%. Among the Financials sector, the Insurance industry returned 25.2% and contributed 1.7% to the Fund's return. Standout securities in the industry were StanCorp Financial Group, Inc. (+92.7%), HCC Insurance Holdings, Inc. (+68.7%), and First American Financial Corp. (+54.1%). On a relative basis, the Energy sector contributed to most of the Fund's relative underperformance against the benchmark. The Fund held the Energy sector at a 16.5% weighting, 3.61% higher than the benchmark, and underperformed at -40.9% versus the benchmark at -25.9%. The Energy Equipment & Services industry added -3.0% to the underperformance where the Fund was overweight 4.9%. Pioneer Energy Services Corp. (-75.1%), GulfMark Offshore, Inc., Class A (-70.5%), and Helix Energy Solutions Group, Inc. (-67.1%) were the worst performers among the industry. The Health Care sector, which was the top-performing sector at 27.7%, contributed -1.2% to performance, as the Fund was underweight 6.9% relative to the benchmark. The drag was reversed by 0.6% due to the Fund overweighting the Utilities sector by 5.3%, which returned 9.9%.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   16.40%
Consumer Discretionary                       15.84
Industrials                                  15.06
Energy                                       13.91
Utilities                                    13.73
Information Technology                       12.01
Materials                                     6.65
Consumer Staples                              2.81
Health Care                                   2.16
Telecommunication Services                    1.43
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Tesoro Corp.                                  0.50%
Travelers (The) Cos., Inc.                    0.47
SCANA Corp.                                   0.47
Edison International                          0.47
PPL Corp.                                     0.47
GameStop Corp., Class A                       0.46
Public Service Enterprise Group, Inc.         0.46
Twenty-First Century Fox, Inc., Class A       0.46
Valero Energy Corp.                           0.45
Marathon Petroleum Corp.                      0.45
                                            -------
  Total                                       4.66%
                                            =======


-----------------------------

The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2015

              First Trust
            Multi Cap Value       Defined Multi Cap      S&P Composite         S&P Composite
            AlphaDEX(R) Fund         Value Index         1500(R) Index      1500(R) Value Index
5/8/07           $10000                $10000                $10000               $10000
7/31/07            9317                  9334                  9678                 9567
1/31/08            8603                  8655                  9241                 9092
7/31/08            7870                  7948                  8661                 8123
1/31/09            4973                  5045                  5446                 5336
7/31/09            6964                  7099                  6931                 6238
1/31/10            8086                  8275                  7629                 6942
7/31/10            8611                  8845                  7953                 7218
1/31/11           10279                 10602                  9414                 8479
7/31/11           10345                 10707                  9571                 8355
1/31/12           10799                 11224                  9811                 8592
7/31/12           10720                 11185                 10362                 8955
1/31/13           12639                 13242                 11467                10254
7/31/13           14571                 15324                 13054                11730
1/31/14           15610                 16484                 13966                12266
7/31/14           16812                 17824                 15195                13398
1/31/15           16811                 17890                 15875                13675
7/31/15           16688                 17822                 16905                14271


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        168               0               0             0
8/1/11 - 7/31/12        141               0               0             0
8/1/12 - 7/31/13        165               1               0             0
8/1/13 - 7/31/14        224               0               0             0
8/1/14 - 7/31/15        132               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         84               0               0             0
8/1/11 - 7/31/12        111               1               0             0
8/1/12 - 7/31/13         84               0               0             0
8/1/13 - 7/31/14         28               0               0             0
8/1/14 - 7/31/15        120               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL               CUMULATIVE
                                                                    TOTAL RETURNS              TOTAL RETURNS
                                                    1 Year      5 Years     Inception      5 Years     Inception
                                                     Ended       Ended       (5/8/07)       Ended       (5/8/07)
                                                    7/31/15     7/31/15     to 7/31/15     7/31/15     to 7/31/15

FUND PERFORMANCE
NAV                                                 15.89%      16.34%        7.33%        113.15%       79.02%
Market Price                                        15.93%      16.37%        7.34%        113.40%       79.09%

INDEX PERFORMANCE
Defined Multi Cap Growth Index                      16.77%      17.25%        8.16%        121.56%       90.74%
S&P Composite 1500(R) Index                         11.25%      16.28%        6.59%        112.57%       69.05%
S&P Composite 1500(R) Growth Index                  15.68%      17.90%        8.70%        127.79%       98.76%
-------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAD's one-year NAV return of 15.89% outperformed the benchmark S&P Composite 1500(R) Growth Index return of 15.68% by 0.21%. The top-performing and top-contributing sector was Health Care. The Health Care sector was held at an average weight of 18.5% and returned 32.5%, leading to a contribution of 5.6% to the Fund's performance. The Consumer Discretionary sector was the second highest contributor, with 4.7% due to its large weighting within the Fund at 21.0% and return of 23.6%. ABIOMED, Inc. was a standout performer among the Health Care Equipment & Supplies industry, returning 228.2% and contributing 0.2% to the Fund's return. The Energy sector was the worst-performing sector. Energy was held in the Fund at an average weighting of 2.7%, returned -36.2%, and contributed -2.2%. On a relative basis, the Health Care sector which was overweight 18.5% versus the benchmark of 17.5%, and outperformed 32.5% versus the benchmark 28.8%, benefited the Fund 0.6%, the most among all sectors. The benefit was limited as the Biotechnology industry lagged in performance by -0.6% and was underweight the well-performing industry by 2.6% versus the benchmark, causing a -0.5% drag. The Energy sector had little impact as it was held at an average 2.7% weighting in the Fund. The benchmark had a slightly higher weighting in Energy at 3.9% but performed 7.3% better, causing a -0.2% drag.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                  23.00%
Consumer Discretionary                       22.71
Information Technology                       20.35
Industrials                                  11.42
Financials                                   10.75
Consumer Staples                              6.38
Materials                                     3.69
Energy                                        0.76
Telecommunication Services                    0.67
Utilities                                     0.27
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Amazon.com, Inc.                              0.60%
Netflix, Inc.                                 0.59
Under Armour, Inc., Class A                   0.57
Expedia, Inc.                                 0.54
Total System Services, Inc.                   0.53
Regeneron Pharmaceuticals, Inc.               0.52
Kroger (The) Co.                              0.52
Starbucks Corp.                               0.52
Electronic Arts, Inc.                         0.52
CVS Health Corp.                              0.52
                                            -------
  Total                                       5.43%
                                            =======

-----------------------------

The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2015

              First Trust
            Multi Cap Growth      Defined Multi Cap      S&P Composite         S&P Composite
            AlphaDEX(R) Fund        Growth Index         1500(R) Index      1500(R) Growth Index
5/8/07           $10000                $10000               $10000                 $10000
7/31/07            9797                  9818                 9678                   9796
1/31/08            9217                  9265                 9241                   9396
7/31/08            9224                  9309                 8661                   9223
1/31/09            5782                  5854                 5689                   6307
7/31/09            6961                  7078                 6931                   7669
1/31/10            7641                  7801                 7629                   8350
7/31/10            8399                  8608                 7953                   8725
1/31/11           10221                 10518                 9414                  10412
7/31/11           10644                 10997                 9571                  10907
1/31/12           10438                 10827                 9811                  11155
7/31/12           10528                 10963                10362                  11916
1/31/13           11853                 12387                11467                  12794
7/31/13           13476                 14136                13054                  14496
1/31/14           14858                 15648                13966                  15849
7/31/14           15448                 16332                15195                  17180
1/31/15           16440                 17449                15875                  18331
7/31/15           17901                 19072                16905                  19873


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2010 through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11        176               0               0             0
8/1/11 - 7/31/12        156               0               0             0
8/1/12 - 7/31/13        111               0               0             0
8/1/13 - 7/31/14        196               0               0             0
8/1/14 - 7/31/15        162               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/10 - 7/31/11         76               0               0             0
8/1/11 - 7/31/12         97               0               0             0
8/1/12 - 7/31/13        139               0               0             0
8/1/13 - 7/31/14         56               0               0             0
8/1/14 - 7/31/15         90               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Value Index (the "Mid Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNK."

The Mid Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                   TOTAL RETURNS              TOTAL RETURNS
                                            1 Year Ended        Inception (4/19/11)        Inception (4/19/11)
                                              7/31/15               to 7/31/15                 to 7/31/15

FUND PERFORMANCE
NAV                                            -0.87%                 10.53%                     53.52%
Market Price                                   -1.04%                 10.51%                     53.41%

INDEX PERFORMANCE
Defined Mid Cap Value Index                    -0.26%                 11.34%                     58.41%
S&P MidCap 400(R) Value Index                   5.83%                 11.93%                     62.05%
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNK's one-year NAV return of -0.87% underperformed the benchmark S&P MidCap 400(R) Value Index return of 5.83% by -6.70%. The standout leading contributor to the Fund's performance was the Financials sector contributing 3.5%, returning 22.4%, and held at an average weighting of 17.9%. Within the sector, the Insurance industry contributed 2.8% to the Fund's performance, returned 32.0%, and was held at an average weighting of 10.4%. StanCorp Financial Group, Inc. was the best-performing security with a 92.7% return. Besides the Energy sector, which returned -41.1% over the period, the Materials sector was the second worst performing sector at -14.8%, followed by the Industrials sector at -10.1%. On a relative basis, the Energy sector was the primary cause of the underperformance. Held at an average weight of 12.2%, 5.8% higher than the benchmark weighting of 6.4%, the sector produced a -2.4% drag. While the Oil, Gas & Consumable Fuels industry positively impacted the Fund's relative performance by 0.5% due to outperforming the benchmark, the Energy Equipment & Services industry negatively impacted the Fund's relative performance by -2.9% due to being overweight in the industry. The Fund's average weighting within the industry over the period was 7.1% versus the benchmark at 2.7% and returned -51.8% versus the benchmark return of -46.9%.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   17.40%
Consumer Discretionary                       16.46
Industrials                                  16.25
Energy                                       12.90
Utilities                                    11.57
Information Technology                       11.39
Materials                                    10.12
Consumer Staples                              2.26
Health Care                                   0.90
Telecommunication Services                    0.75
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Guess?, Inc.                                  1.10%
Werner Enterprises, Inc.                      1.04
Graham Holdings Co., Class B                  1.02
NeuStar, Inc., Class A                        1.02
Arrow Electronics, Inc.                       1.00
Avnet, Inc.                                   0.98
Tech Data Corp.                               0.98
DeVry Education Group, Inc.                   0.98
Western Refining, Inc.                        0.98
Everest Re Group Ltd.                         0.97
                                            -------
  Total                                      10.07%
                                            =======


-----------------------------

The Defined Mid Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Mid Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2015

              First Trust
             Mid Cap Value            Defined Mid Cap          S&P MidCap 400(R)
            AlphaDEX(R) Fund            Value Index               Value Index
4/19/11          $10000                   $10000                    $10000
7/31/11            9625                     9646                      9581
1/31/12            9982                    10041                      9720
7/31/12            9935                    10036                      9869
1/31/13           11765                    11928                     11640
7/31/13           13549                    13787                     13358
1/31/14           14657                    14977                     14305
7/31/14           15487                    15880                     15311
1/31/15           15205                    15640                     15816
7/31/15           15351                    15837                     16204


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11        66               0               0             0
8/1/11 - 7/31/12        198               0               0             0
8/1/12 - 7/31/13        157               2               0             0
8/1/13 - 7/31/14        211               1               0             0
8/1/14 - 7/31/15        188               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         4               0               0             0
8/1/11 - 7/31/12         55               0               0             0
8/1/12 - 7/31/13         91               0               0             0
8/1/13 - 7/31/14         40               0               0             0
8/1/14 - 7/31/15         64               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Growth Index (the "Mid Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNY."

The Mid Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                   TOTAL RETURNS              TOTAL RETURNS
                                            1 Year Ended        Inception (4/19/11)        Inception (4/19/11)
                                              7/31/15               to 7/31/15                 to 7/31/15

FUND PERFORMANCE
NAV                                            13.91%                 11.19%                     57.47%
Market Price                                   13.99%                 11.19%                     57.52%

INDEX PERFORMANCE
Defined Mid Cap Growth Index                   14.77%                 12.04%                     62.68%
S&P MidCap 400(R) Growth Index                 16.50%                 12.74%                     67.12%
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNY's one-year NAV return of 13.91% underperformed the benchmark S&P MidCap 400(R) Growth Index return of 16.50% by -2.59%. The Consumer Discretionary sector was the largest contributor to the Fund's performance, contributing 4.7% and returning 24.8%. The Health Care sector followed, contributing 3.4% to the Fund's performance and returning 26.3% over the period. The top-performing sector was Consumer Staples, returning 31.6%. Standout names among the Consumer Staples sector were WhiteWave Foods Co. (+73.3%) and Hain Celestial Group, Inc. (+59.0%), each held in the Food Products industry. The Energy sector was the worst-performing sector returning -41.2% over the period. Due to the relatively low weighting within the Energy sector, the contribution to performance was limited to -2.0%. On a relative basis, the Health Care sector, which was the second highest contributing sector, was also the leading cause of the relative underperformance. Because the Fund was overweight in the sector 14.1% versus 12.6% and underperformed 26.3% versus 35.9%, this caused a -1.0% drag. Similarly, the Fund was overweight the Information Technology sector 20.9% versus 19.4% and underperformed 16.7% versus 19.9%, causing a -0.7% drag. The Energy sector was the leading sector in terms of relative outperformance. Because the Fund weighted the poor performing Energy sector lower than the benchmark, 1.7% versus 2.8%, this caused 0.2% of the underperformance to be reversed, the highest among all sectors.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       27.31%
Consumer Discretionary                       21.12
Health Care                                  15.43
Financials                                   14.09
Industrials                                  13.19
Consumer Staples                              5.00
Materials                                     3.56
Utilities                                     0.30
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Fortinet, Inc.                                1.65%
JetBlue Airways Corp.                         1.58
Manhattan Associates, Inc.                    1.55
Global Payments, Inc.                         1.55
WhiteWave Foods (The) Co.                     1.51
Foot Locker, Inc.                             1.50
Jones Lang LaSalle, Inc.                      1.49
LKQ Corp.                                     1.48
Service Corp. International                   1.48
Hill-Rom Holdings, Inc.                       1.47
                                            -------
  Total                                      15.26%
                                            =======


-----------------------------

The Defined Mid Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Mid Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2015

              First Trust
             Mid Cap Growth           Defined Mid Cap          S&P MidCap 400(R)
            AlphaDEX(R) Fund           Growth Index              Growth Index
4/19/11          $10000                   $10000                    $10000
7/31/11            9881                     9903                      9910
1/31/12            9804                     9866                      9779
7/31/12            9673                     9765                      9861
1/31/13           11050                    11201                     11485
7/31/13           12290                    12507                     12894
1/31/14           13612                    13902                     13883
7/31/14           13824                    14174                     14345
1/31/15           14646                    15076                     15414
7/31/15           15748                    16268                     16711


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11        61               0               0             0
8/1/11 - 7/31/12        201               1               0             0
8/1/12 - 7/31/13        169               0               0             0
8/1/13 - 7/31/14        200               0               0             0
8/1/14 - 7/31/15        192               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         9               0               0             0
8/1/11 - 7/31/12         51               0               0             0
8/1/12 - 7/31/13         81               0               0             0
8/1/13 - 7/31/14         52               0               0             0
8/1/14 - 7/31/15         60               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Value Index (the "Small Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYT."

The Small Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                   TOTAL RETURNS              TOTAL RETURNS
                                            1 Year Ended        Inception (4/19/11)        Inception (4/19/11)
                                              7/31/15               to 7/31/15                 to 7/31/15

FUND PERFORMANCE
NAV                                            -1.89%                 10.99%                     56.29%
Market Price                                   -1.83%                 10.98%                     56.24%

INDEX PERFORMANCE
Defined Small Cap Value Index                  -1.03%                 11.93%                     62.04%
S&P SmallCap 600(R) Value Index                 6.23%                 12.72%                     67.01%
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYT's one-year NAV return of -1.89% underperformed the benchmark S&P SmallCap 600(R) Value Index return of 6.23% by -8.12%. The leading sector in terms of contribution was the Financials sector. The sector was weighted at an average of 17.3% over the period, returned 14.0%, and contributed 1.9% to the Fund's return. The heaviest weighted sector was the Industrials sector at 17.9%, and was also the second highest contributing sector with a 1.5% contribution, and a 6.3% return. The top-performing sector was Health Care, but due to its smaller weighting within the Fund at 4.2%, its contribution was limited to 0.9%. Merit Medical Systems, Inc. was a particularly well performing security within the Health Care sector, with a 99.1% return. The Energy sector, which had an average weighting of 11.5%, was a laggard returning -62.7%, and contributing -8.4% to the Fund's performance. On a relative basis, it was the Energy sector that caused the majority of the drag. Due to the Fund being overweight the benchmark in the Energy sector (11.5% versus 5.7%), this caused -3.5% of relative underperformance. The Oil, Gas & Consumable Fuels industry contributed -2.1% to the underperformance, while the Energy Equipment & Services industry contributed -1.4% to the underperformance. Notably security Arch Coal, Inc., which was held in the benchmark at an average weighting of 0.9%, and returned -93.9%, positively contributed 1.7% as the Fund had no weighting in this holding over the period.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   18.44%
Consumer Discretionary                       17.40
Information Technology                       16.76
Industrials                                  15.82
Energy                                        9.96
Utilities                                     5.90
Materials                                     5.66
Consumer Staples                              4.06
Health Care                                   4.02
Telecommunication Services                    1.98
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Universal Forest Products, Inc.               0.87%
Selective Insurance Group, Inc.               0.78
Sanmina Corp.                                 0.78
Green Dot Corp., Class A                      0.77
Avista Corp.                                  0.77
Employers Holdings, Inc.                      0.75
Celadon Group, Inc.                           0.75
ALLETE, Inc.                                  0.74
Piper Jaffray Cos.                            0.73
Gulf Island Fabrication, Inc.                 0.73
                                            -------
  Total                                       7.67%
                                            =======


-----------------------------

The Defined Small Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Small Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT) (CONTINUED)

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          APRIL 19, 2011 - JULY 31, 2015

              First Trust
            Small Cap Value          Defined Small Cap         S&P SmallCap 600(R)
            AlphaDEX(R) Fund            Value Index                Value Index
4/19/11          $10000                   $10000                     $10000
7/31/11            9930                     9950                       9813
1/31/12           10692                    10748                      10331
7/31/12           10005                    10103                      10231
1/31/13           11945                    12115                      11945
7/31/13           14241                    14499                      14054
1/31/14           15577                    15946                      15278
7/31/14           15931                    16372                      15723
1/31/15           15996                    16517                      16154
7/31/15           15630                    16203                      16701


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11        38               0               0             0
8/1/11 - 7/31/12        154               3               0             0
8/1/12 - 7/31/13        177               5               0             0
8/1/13 - 7/31/14        167               0               0             0
8/1/14 - 7/31/15        164               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11        32               0               0             0
8/1/11 - 7/31/12         95               1               0             0
8/1/12 - 7/31/13         67               1               0             0
8/1/13 - 7/31/14         84               0               1             0
8/1/14 - 7/31/15         88               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Growth Index (the "Small Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYC."

The Small Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                   TOTAL RETURNS              TOTAL RETURNS
                                            1 Year Ended        Inception (4/19/11)        Inception (4/19/11)
                                              7/31/15               to 7/31/15                 to 7/31/15

FUND PERFORMANCE
NAV                                            15.17%                 11.79%                     61.16%
Market Price                                   15.17%                 11.78%                     61.11%

INDEX PERFORMANCE
Defined Small Cap Growth Index                 16.11%                 12.68%                     66.75%
S&P SmallCap 600(R) Growth Index               17.79%                 14.38%                     77.79%
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYC's one-year NAV return of 15.17% underperformed the benchmark S&P SmallCap 600(R) Growth Index return of 17.79% by -2.62%. The Health Care sector was the heaviest weighted and top-contributing sector in the Fund. The sector was held at an average weighting of 20.7%, returned 37.8%, and contributed 7.5%. The Consumer Discretionary sector was the second highest contributing sector. The sector was held at an average weighting of 17.9%, returned 28.2%, and contributed 4.2%. Notable securities over the period were ABIOMED, Inc., which returned 228.2% and contributed 1.1% to the Fund's performance, and Depomed, Inc., which returned 115.9% and contributed 0.6% to the Fund's performance; each held in the Health Care sector. On a relative basis, the Information Technology sector was the leading cause of the Fund's underperformance. The Fund held the sector at an average weighting of 19.6% versus the benchmark at 18.7%, and underperformed, returning 6.5% versus the benchmark at 23.1%. This resulted in a -2.8% contribution relative to the benchmark. Within the sector, the Software industry contributed -0.9% due to its underperformance of -21.8%. Relative poor performers in the industry were Perficient, Inc., with a -0.3% contribution, VASCO Data Security International, Inc., with a -0.3% contribution, and NetScout Systems, Inc., with a -0.2% contribution. The Industrials sector reversed 1.0% of lost relative contribution due to the Fund having a 7.9% higher return and being overweight by 1.8%. The Energy sector had a small impact of 0.2% to the relative performance, as the Fund slightly underweighted the sector and slightly outperformed.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                  28.48%
Consumer Discretionary                       18.22
Financials                                   17.19
Information Technology                       14.75
Industrials                                  14.01
Consumer Staples                              3.23
Telecommunication Services                    1.97
Materials                                     1.88
Energy                                        0.27
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Supernus Pharmaceuticals, Inc.                1.08%
Nutrisystem, Inc.                             1.05
American Woodmark Corp.                       1.04
Depomed, Inc.                                 1.02
BofI Holding, Inc.                            1.01
LogMeIn, Inc.                                 0.99
Dycom Industries, Inc.                        0.97
Cambrex Corp.                                 0.97
PGT, Inc.                                     0.96
Amedisys, Inc.                                0.95
                                            -------
  Total                                      10.04%
                                            =======


-----------------------------

The Defined Small Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Small Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 19, 2011 - JULY 31, 2015

            First Trust Small
               Cap Growth            Defined Small Cap         S&P SmallCap 600(R)
            AlphaDEX(R) Fund           Growth Index               Growth Index
4/19/11          $10000                   $10000                     $10000
7/31/11            9920                     9942                       9982
1/31/12            9826                     9878                      10155
7/31/12           10157                    10253                      10362
1/31/13           11338                    11488                      11710
7/31/13           13014                    13244                      13710
1/31/14           14413                    14723                      15107
7/31/14           13992                    14362                      15093
1/31/15           14637                    15088                      16071
7/31/15           16115                    16676                      17778


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11        61               0               0             0
8/1/11 - 7/31/12        145               1               0             0
8/1/12 - 7/31/13        126               3               0             0
8/1/13 - 7/31/14        164               0               0             0
8/1/14 - 7/31/15        209               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/20/11 - 7/31/11         9               0               0             0
8/1/11 - 7/31/12        105               2               0             0
8/1/12 - 7/31/13        116               5               0             0
8/1/13 - 7/31/14         87               1               0             0
8/1/14 - 7/31/15         43               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mega Cap Index (the "Mega Cap Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mega Cap Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FMK."

The Mega Cap Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) US BMI universe that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                   TOTAL RETURNS              TOTAL RETURNS
                                            1 Year Ended        Inception (5/11/11)        Inception (5/11/11)
                                              7/31/15               to 7/31/15                 to 7/31/15

FUND PERFORMANCE
NAV                                             6.29%                  9.55%                     46.99%
Market Price                                    6.33%                  9.56%                     47.04%

INDEX PERFORMANCE
Defined Mega Cap Index                          7.15%                 10.46%                     52.18%
S&P 100(R) Index                               10.83%                 13.71%                     72.02%
----------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FMK's one-year NAV return of 6.29% underperformed the benchmark S&P 100(R) Index return of 10.83% by -4.54%. The top-performing and contributing sector for the Fund was the Health Care sector, returning 31.8% and contributing 4.4% to the Fund's return. The Consumer Discretionary sector followed closely with a 20.4% return and 4.1% contribution to the Fund's return. Both of these sectors were held at an approximately 16.8% weighting throughout the period. In the Health Care sector, several securities performed well including: UnitedHealth Group, Inc. (+52.1%), Amazon.com, Inc. (+40.7%), and Gilead Sciences, Inc. (+32.4%). On a relative basis, the Fund underperformed the benchmark. The Energy sector, the Fund's heaviest weighted sector, led the way in the relative underperformance by being overweight the sector, 18.4% versus the benchmark 9.2%. The Fund returned -28.8%, causing a -4.1% drag. The remaining sectors had little net impact on relative performance. The Information Technology sector contributed to -1.9%, as the Fund was underweight the sector and underperformed, 0.2% versus the benchmark 13.3%. The Materials sector contributed -1.0%, as the Fund was overweight the sector and underperformed, -20.5% versus the benchmark -14.9%. The Health Care sector reversed 1.2% of the underperformance, as the Fund was overweight the sector and outperformed, 31.8% versus the benchmark 22.8%.


----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                       25.78%
Information Technology                       20.60
Health Care                                  19.43
Consumer Staples                              9.10
Energy                                        8.88
Financials                                    6.61
Industrials                                   4.52
Materials                                     2.38
Utilities                                     2.06
Telecommunication Services                    0.64
                                            -------
  Total                                     100.00%
                                            =======


----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Amazon.com, Inc.                              4.04%
CVS Health Corp.                              3.50
Twenty-First Century Fox, Inc., Class A       3.46
QUALCOMM, Inc.                                3.36
Gilead Sciences, Inc.                         3.29
UnitedHealth Group, Inc.                      3.25
McKesson Corp.                                3.21
Exxon Mobil Corp.                             3.11
Intel Corp.                                   3.11
Chevron Corp.                                 3.00
                                            -------
  Total                                      33.33%
                                            =======


-----------------------------

The Defined Mega Cap Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mega Cap Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P and have been sub-licensed for use by First Trust Portfolios L.P., which has sub-licensed the index for use by the Fund. The First Trust Mega Cap AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK) (CONTINUED)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MAY 11, 2011 - JULY 31, 2015

              First Trust
                Mega Cap                 Defined                S&P 100(R)
            AlphaDEX(R) Fund          Mega Cap Index              Index
5/11/11          $10000                   $10000                  $10000
7/31/11            9612                     9632                    9761
1/31/12            9571                     9631                   10120
7/31/12            9248                     9349                   10960
1/31/13           10467                    10619                   11784
7/31/13           11969                    12192                   13341
1/31/14           12545                    12827                   14108
7/31/14           13829                    14201                   15520
1/31/15           13679                    14095                   15998
7/31/15           14699                    15217                   17202


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 12, 2011 (commencement of trading) through July 31, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/12/11 - 7/31/11        33               0               0             0
8/1/11 - 7/31/12        183               0               0             0
8/1/12 - 7/31/13        128               0               0             0
8/1/13 - 7/31/14        158               0               0             0
8/1/14 - 7/31/15        166               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/12/11 - 7/31/11        21               0               0             0
8/1/11 - 7/31/12         70               0               0             0
8/1/12 - 7/31/13        122               0               0             0
8/1/13 - 7/31/14         94               0               0             0
8/1/14 - 7/31/15         86               0               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2015 (UNAUDITED)

As a shareholder of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE        DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                 FEBRUARY 1, 2015      JULY 31, 2015       PERIOD (a)         PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
Actual                                              $1,000.00            $1,036.10            0.62%              $3.13
Hypothetical (5% return before expenses)            $1,000.00            $1,021.72            0.62%              $3.11

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
Actual                                              $1,000.00            $1,037.60            0.63%              $3.18
Hypothetical (5% return before expenses)            $1,000.00            $1,021.67            0.63%              $3.16

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
Actual                                              $1,000.00            $1,030.40            0.64%              $3.22
Hypothetical (5% return before expenses)            $1,000.00            $1,021.62            0.64%              $3.21

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
Actual                                              $1,000.00            $  988.70            0.62%              $3.06
Hypothetical (5% return before expenses)            $1,000.00            $1,021.72            0.62%              $3.11

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
Actual                                              $1,000.00            $1,092.70            0.63%              $3.27
Hypothetical (5% return before expenses)            $1,000.00            $1,021.67            0.63%              $3.16

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2015 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE        DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                 FEBRUARY 1, 2015      JULY 31, 2015       PERIOD (a)         PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
Actual                                              $1,000.00            $  992.70            0.69%              $3.41
Hypothetical (5% return before expenses)            $1,000.00            $1,021.37            0.69%              $3.46

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
Actual                                              $1,000.00            $1,088.90            0.70%              $3.63
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
Actual                                              $1,000.00            $1,009.60            0.70%              $3.49
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
Actual                                              $1,000.00            $1,075.30            0.70%              $3.60
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
Actual                                              $1,000.00            $  977.10            0.70%              $3.43
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
Actual                                              $1,000.00            $1,101.00            0.70%              $3.65
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
Actual                                              $1,000.00            $1,074.60            0.70%              $3.60
Hypothetical (5% return before expenses)            $1,000.00            $1,021.32            0.70%              $3.51


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2015 through July 31, 2015), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 2.3%
       24,759  Boeing (The) Co.             $     3,569,505
       36,359  General Dynamics Corp.             5,421,490
       16,618  Honeywell International,
                  Inc.                            1,745,721
       45,437  L-3 Communications Holdings,
                  Inc.                            5,246,156
       21,650  Northrop Grumman Corp.             3,745,667
       17,184  Precision Castparts Corp.          3,349,505
       53,842  Raytheon Co.                       5,873,624
       55,784  Rockwell Collins, Inc.             4,720,442
      192,383  Textron, Inc.                      8,407,137
       30,960  United Technologies Corp.          3,105,598
                                            ---------------
                                                 45,184,845
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.5%
       74,492  Expeditors International of
                  Washington, Inc.                3,491,440
       40,310  FedEx Corp.                        6,909,940
                                            ---------------
                                                 10,401,380
                                            ---------------
               AIRLINES -- 0.2%
       86,000  American Airlines Group,
                  Inc.                            3,448,600
                                            ---------------
               AUTO COMPONENTS -- 0.8%
       60,422  BorgWarner, Inc.                   3,003,578
       19,915  Delphi Automotive PLC              1,554,963
      284,777  Goodyear Tire & Rubber (The)
                  Co.                             8,580,331
       34,213  Johnson Controls, Inc.             1,558,744
                                            ---------------
                                                 14,697,616
                                            ---------------
               AUTOMOBILES -- 0.8%
      228,809  Ford Motor Co.                     3,393,237
      206,086  General Motors Co.                 6,493,770
       91,423  Harley-Davidson, Inc.              5,329,961
                                            ---------------
                                                 15,216,968
                                            ---------------
               BANKS -- 2.1%
       85,200  BB&T Corp.                         3,431,004
       30,678  Citigroup, Inc.                    1,793,436
       33,021  Comerica, Inc.                     1,566,186
      164,957  Fifth Third Bancorp                3,475,644
      303,662  Huntington Bancshares, Inc.        3,543,735
       76,028  JPMorgan Chase & Co.               5,210,199
      112,823  KeyCorp                            1,674,293
       13,565  M&T Bank Corp.                     1,779,050
      104,541  People's United Financial,
                  Inc.                            1,700,882
       53,859  PNC Financial Services Group
                  (The), Inc.                     5,287,877
      163,573  Regions Financial Corp.            1,699,523
       79,832  SunTrust Banks, Inc.               3,539,751
       39,047  U.S. Bancorp                       1,765,315
       30,131  Wells Fargo & Co.                  1,743,681
       53,400  Zions Bancorporation               1,665,546
                                            ---------------
                                                 39,876,122
                                            ---------------
               BEVERAGES -- 1.1%
       34,282  Brown-Forman Corp., Class B        3,716,511
       39,011  Coca-Cola Enterprises, Inc.        1,992,682


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               BEVERAGES (CONTINUED)
       59,204  Constellation Brands, Inc.,
                  Class A                   $     7,105,664
       23,245  Dr Pepper Snapple Group,
                  Inc.                            1,864,714
       38,438  Monster Beverage Corp. (a)         5,902,155
                                            ---------------
                                                 20,581,726
                                            ---------------
               BIOTECHNOLOGY -- 1.6%
       18,998  Alexion Pharmaceuticals,
                  Inc. (a)                        3,750,965
       11,039  Amgen, Inc.                        1,949,377
       12,754  Biogen, Inc. (a)                   4,065,720
       29,675  Celgene Corp. (a)                  3,894,844
       73,335  Gilead Sciences, Inc.              8,643,263
       16,831  Regeneron Pharmaceuticals,
                  Inc. (a)                        9,318,652
                                            ---------------
                                                 31,622,821
                                            ---------------
               BUILDING PRODUCTS -- 0.5%
       28,179  Allegion PLC                       1,781,476
      292,943  Masco Corp.                        7,730,766
                                            ---------------
                                                  9,512,242
                                            ---------------
               CAPITAL MARKETS -- 2.3%
       15,710  Affiliated Managers Group,
                  Inc. (a)                        3,266,109
       13,565  Ameriprise Financial, Inc.         1,704,714
       40,377  Bank of New York Mellon
                  (The) Corp.                     1,752,362
      157,784  Charles Schwab (The) Corp.         5,503,506
      114,672  E*TRADE Financial Corp. (a)        3,258,978
      175,117  Franklin Resources, Inc.           7,976,579
       24,674  Goldman Sachs Group (The),
                  Inc.                            5,059,897
       91,608  Invesco Ltd.                       3,536,069
       89,837  Northern Trust Corp.               6,871,632
       66,275  T. Rowe Price Group, Inc.          5,111,791
                                            ---------------
                                                 44,041,637
                                            ---------------
               CHEMICALS -- 2.3%
       32,469  Airgas, Inc.                       3,312,487
       53,430  CF Industries Holdings, Inc.       3,163,056
      100,677  Dow Chemical (The) Co.             4,737,860
       27,895  E.I. du Pont de Nemours
                  and Co.                         1,555,425
       41,975  Eastman Chemical Co.               3,290,840
       14,987  Ecolab, Inc.                       1,735,644
       15,506  International Flavors &
                  Fragrances, Inc.                1,792,339
       66,352  LyondellBasell Industries
                  N.V., Class A                   6,225,808
       15,898  Monsanto Co.                       1,619,847
      183,267  Mosaic (The) Co.                   7,869,485
       14,771  PPG Industries, Inc.               1,600,881
       14,175  Praxair, Inc.                      1,617,935
       18,732  Sherwin-Williams (The) Co.         5,203,000
       12,162  Sigma-Aldrich Corp.                1,697,937
                                            ---------------
                                                 45,422,544
                                            ---------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.1%
      204,612  ADT (The) Corp.              $     7,065,252
       60,902  Cintas Corp.                       5,207,121
      131,520  Republic Services, Inc.            5,593,546
       12,655  Stericycle, Inc. (a)               1,783,975
       36,562  Waste Management, Inc.             1,869,415
                                            ---------------
                                                 21,519,309
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
      250,141  Cisco Systems, Inc.                7,109,007
       14,080  F5 Networks, Inc. (a)              1,888,691
       66,983  Harris Corp.                       5,555,570
                                            ---------------
                                                 14,553,268
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
      161,970  Fluor Corp.                        7,572,098
      169,101  Jacobs Engineering Group,
                  Inc. (a)                        7,122,534
      178,752  Quanta Services, Inc. (a)          4,937,130
                                            ---------------
                                                 19,631,762
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 0.8%
       48,539  Martin Marietta Materials,
                  Inc.                            7,611,886
       81,840  Vulcan Materials Co.               7,449,077
                                            ---------------
                                                 15,060,963
                                            ---------------
               CONSUMER FINANCE -- 0.4%
       21,804  American Express Co.               1,658,412
       58,562  Capital One Financial Corp.        4,761,091
       29,410  Discover Financial Services        1,641,372
                                            ---------------
                                                  8,060,875
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 0.7%
       48,958  Ball Corp.                         3,321,311
      167,109  Sealed Air Corp.                   8,885,185
       28,011  WestRock Co. (a)                   1,766,374
                                            ---------------
                                                 13,972,870
                                            ---------------
               DISTRIBUTORS -- 0.1%
       18,929  Genuine Parts Co.                  1,683,734
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 0.2%
      115,833  H&R Block, Inc.                    3,856,081
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.9%
       15,359  Intercontinental Exchange,
                  Inc.                            3,502,466
      141,450  Leucadia National Corp.            3,326,904
       34,189  McGraw Hill Financial, Inc.        3,478,731
       63,625  Moody's Corp.                      7,026,109
                                            ---------------
                                                 17,334,210
                                            ---------------
               DIVERSIFIED
               TELECOMMUNICATION
                  SERVICES -- 1.1%
       96,357  AT&T, Inc.                         3,347,442
      292,242  CenturyLink, Inc.                  8,358,121
    1,040,733  Frontier Communications
                  Corp.                           4,912,260


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES (CONTINUED)
       97,809  Level 3 Communications,
                  Inc. (a)                  $     4,939,355
                                            ---------------
                                                 21,557,178
                                            ---------------
               ELECTRIC UTILITIES -- 4.5%
      129,674  American Electric Power Co.,
                  Inc.                            7,335,658
       97,265  Duke Energy Corp.                  7,219,008
      123,586  Edison International               7,416,396
       97,431  Entergy Corp.                      6,919,550
      113,448  Eversource Energy                  5,640,635
      273,267  Exelon Corp.                       8,769,138
      158,267  FirstEnergy Corp.                  5,374,747
       52,552  NextEra Energy, Inc.               5,528,470
      191,225  Pepco Holdings, Inc.               5,101,883
      120,739  Pinnacle West Capital Corp.        7,450,804
      291,350  PPL Corp.                          9,267,843
      122,950  Southern (The) Co.                 5,499,554
      160,087  Xcel Energy, Inc.                  5,550,216
                                            ---------------
                                                 87,073,902
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.7%
       62,695  AMETEK, Inc.                       3,325,970
       76,333  Eaton Corp. PLC                    4,624,253
       92,940  Emerson Electric Co.               4,809,645
       13,596  Rockwell Automation, Inc.          1,587,741
                                            ---------------
                                                 14,347,609
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 1.2%
       88,868  Amphenol Corp., Class A            5,013,044
      435,177  Corning, Inc.                      8,129,106
      111,435  FLIR Systems, Inc.                 3,431,084
      106,824  TE Connectivity Ltd.               6,507,718
                                            ---------------
                                                 23,080,952
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 2.8%
       83,495  Baker Hughes, Inc.                 4,855,234
      131,161  Cameron International Corp.
                  (a)                             6,618,384
      199,597  Diamond Offshore Drilling,
                  Inc.                            4,381,154
      165,555  FMC Technologies, Inc. (a)         5,423,582
      199,352  Halliburton Co.                    8,330,920
      121,925  Helmerich & Payne, Inc.            7,039,950
      177,838  National Oilwell Varco, Inc.       7,492,315
      446,319  Noble Corp. PLC                    5,333,512
       59,770  Schlumberger Ltd.                  4,950,151
                                            ---------------
                                                 54,425,202
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 1.5%
       81,866  CVS Health Corp.                   9,207,469
      236,823  Kroger (The) Co.                   9,292,935
       96,839  Wal-Mart Stores, Inc.              6,970,471
       87,080  Whole Foods Market, Inc.           3,169,712
                                            ---------------
                                                 28,640,587
                                            ---------------


Page 32                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD PRODUCTS -- 2.2%
      178,060  Archer-Daniels-Midland Co.   $     8,443,605
       72,077  Campbell Soup Co.                  3,554,117
      196,387  ConAgra Foods, Inc.                8,652,811
       30,413  General Mills, Inc.                1,770,341
       91,390  Hormel Foods Corp.                 5,411,202
       60,507  Kraft Heinz (The) Co.              4,808,491
       42,427  McCormick & Co., Inc.              3,479,438
      161,127  Tyson Foods, Inc., Class A         7,145,983
                                            ---------------
                                                 43,265,988
                                            ---------------
               GAS UTILITIES -- 0.4%
      147,526  AGL Resources, Inc.                7,093,050
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 2.0%
      104,965  Abbott Laboratories                5,320,676
       44,607  Baxter International, Inc.         1,787,849
       11,964  Becton, Dickinson and Co.          1,820,323
      291,053  Boston Scientific Corp. (a)        5,046,859
       20,119  C. R. Bard, Inc.                   3,956,401
       32,873  DENTSPLY International, Inc.       1,870,802
       48,226  Edwards Lifesciences Corp.
                  (a)                             7,338,068
       22,870  Medtronic PLC                      1,792,779
       47,001  St. Jude Medical, Inc.             3,469,614
       35,935  Stryker Corp.                      3,675,072
       20,095  Varian Medical Systems,
                  Inc. (a)                        1,729,577
                                            ---------------
                                                 37,808,020
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 5.2%
       67,362  Aetna, Inc.                        7,609,885
       80,741  AmerisourceBergen Corp.            8,538,361
       20,923  Anthem, Inc.                       3,227,791
       53,000  Cigna Corp.                        7,635,180
       64,825  DaVita HealthCare Partners,
                  Inc. (a)                        5,123,120
       77,229  Express Scripts Holding Co.
                  (a)                             6,956,016
       94,644  HCA Holdings, Inc. (a)             8,802,839
       48,332  Henry Schein, Inc. (a)             7,152,169
       38,193  McKesson Corp.                     8,424,230
      141,190  Patterson Cos., Inc.               7,082,090
       47,359  Quest Diagnostics, Inc.            3,495,568
      148,342  Tenet Healthcare Corp. (a)         8,351,655
       70,378  UnitedHealth Group, Inc.           8,543,889
       60,422  Universal Health Services,
                  Inc., Class B                   8,775,087
                                            ---------------
                                                 99,717,880
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 0.2%
       49,731  Cerner Corp. (a)                   3,566,707
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 1.3%
       69,538  Carnival Corp.                     3,705,680
       22,780  Marriott International,
                  Inc., Class A                   1,654,056
       17,825  McDonald's Corp.                   1,780,004
       43,644  Royal Caribbean Cruises Ltd.       3,921,413
      160,142  Starbucks Corp.                    9,277,026


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HOTELS, RESTAURANTS &
                  LEISURE (CONTINUED)
       57,189  Yum! Brands, Inc.            $     5,018,907
                                            ---------------
                                                 25,357,086
                                            ---------------
               HOUSEHOLD DURABLES -- 2.6%
      251,053  D.R. Horton, Inc.                  7,453,763
       43,314  Harman International
                  Industries, Inc.                4,663,185
      176,378  Leggett & Platt, Inc.              8,432,632
      168,223  Lennar Corp., Class A              8,922,548
       35,981  Mohawk Industries, Inc. (a)        7,253,410
      167,085  Newell Rubbermaid, Inc.            7,231,439
      170,443  PulteGroup, Inc.                   3,531,579
       19,845  Whirlpool Corp.                    3,527,052
                                            ---------------
                                                 51,015,608
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.1%
       21,659  Procter & Gamble (The) Co.         1,661,245
                                            ---------------
               INDEPENDENT POWER AND
                 RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.6%
      388,510  AES (The) Corp.                    4,972,928
      300,211  NRG Energy, Inc.                   6,739,737
                                            ---------------
                                                 11,712,665
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.3%
       10,983  3M Co.                             1,662,167
       19,800  Danaher Corp.                      1,812,888
       19,914  Roper Technologies, Inc.           3,331,015
                                            ---------------
                                                  6,806,070
                                            ---------------
               INSURANCE -- 4.3%
       50,665  ACE Ltd.                           5,510,832
       82,824  Aflac, Inc.                        5,304,877
      105,885  Allstate (The) Corp.               7,300,771
      138,887  American International
                  Group, Inc.                     8,905,434
       17,001  Aon PLC                            1,713,191
       51,260  Assurant, Inc.                     3,823,996
       72,196  Chubb (The) Corp.                  8,976,129
       68,442  Cincinnati Financial Corp.         3,778,683
       82,618  Hartford Financial Services
                  Group (The), Inc.               3,928,486
       86,992  Lincoln National Corp.             4,899,389
       44,005  Loews Corp.                        1,677,030
       29,888  Marsh & McLennan Cos., Inc.        1,731,711
       92,010  MetLife, Inc.                      5,128,637
       66,962  Principal Financial Group,
                  Inc.                            3,717,061
      123,408  Progressive (The) Corp.            3,763,944
       19,363  Prudential Financial, Inc.         1,710,915
       29,108  Torchmark Corp.                    1,793,344
       88,828  Travelers (The) Cos., Inc.         9,426,427
                                            ---------------
                                                 83,090,857
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 1.8%
       19,780  Amazon.com, Inc. (a)              10,605,047
       78,519  Expedia, Inc.                      9,535,347
       91,489  Netflix, Inc. (a)                 10,458,108


                        See Notes to Financial Statements                Page 33

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET & CATALOG RETAIL
                  (CONTINUED)
        1,471  Priceline Group (The),
                  Inc. (a)                  $     1,829,291
       39,412  TripAdvisor, Inc. (a)              3,128,525
                                            ---------------
                                                 35,556,318
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.9%
       49,190  Akamai Technologies, Inc.
                  (a)                             3,773,365
      203,190  eBay, Inc. (a)                     5,713,703
       80,089  Facebook, Inc., Class A (a)        7,529,167
                                            ---------------
                                                 17,016,235
                                            ---------------
               IT SERVICES -- 3.5%
       70,974  Accenture PLC, Class A             7,318,129
       11,764  Alliance Data Systems Corp.
                  (a)                             3,235,571
      112,439  Cognizant Technology
               Solutions Corp., Class A
                  (a)                             7,094,901
       27,422  Fidelity National
               Information Services,
                  Inc.                            1,794,222
       62,195  Fiserv, Inc. (a)                   5,402,258
       31,670  International Business
                  Machines Corp.                  5,130,223
       55,110  MasterCard, Inc., Class A          5,367,714
      185,644  Teradata Corp. (a)                 6,889,249
      205,555  Total System Services, Inc.        9,500,752
       51,145  Visa, Inc., Class A                3,853,264
      168,934  Western Union (The) Co.            3,419,224
      806,961  Xerox Corp.                        8,892,710
                                            ---------------
                                                 67,898,217
                                            ---------------
               LEISURE PRODUCTS -- 0.6%
      114,802  Hasbro, Inc.                       9,039,510
      133,688  Mattel, Inc.                       3,102,898
                                            ---------------
                                                 12,142,408
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 0.6%
       65,244  PerkinElmer, Inc.                  3,452,713
       26,468  Thermo Fisher Scientific,
                  Inc.                            3,693,080
       40,127  Waters Corp. (a)                   5,356,553
                                            ---------------
                                                 12,502,346
                                            ---------------
               MACHINERY -- 3.4%
       60,736  Caterpillar, Inc.                  4,775,672
       52,358  Cummins, Inc.                      6,781,932
       17,461  Deere & Co.                        1,651,287
       97,875  Dover Corp.                        6,270,851
       65,219  Flowserve Corp.                    3,064,641
       18,462  Illinois Tool Works, Inc.          1,651,795
       25,135  Ingersoll-Rand PLC                 1,543,289
      237,184  Joy Global, Inc.                   6,264,029
       80,733  PACCAR, Inc.                       5,234,728
       68,992  Pall Corp.                         8,724,038
       59,046  Parker-Hannifin Corp.              6,657,437
       53,915  Snap-on, Inc.                      8,885,192
       16,103  Stanley Black & Decker, Inc.       1,698,705
       92,647  Xylem, Inc.                        3,199,101
                                            ---------------
                                                 66,402,697
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               MEDIA -- 2.4%
       85,660  Comcast Corp., Class A       $     5,346,040
       50,951  Discovery Communications,
                  Inc., Class A (a)               1,682,402
      353,092  News Corp., Class A (a)            5,201,045
      267,729  TEGNA, Inc.                        7,798,946
       38,552  Time Warner Cable, Inc.            7,325,265
       39,290  Time Warner, Inc.                  3,459,092
      263,820  Twenty-First Century Fox,
                  Inc., Class A                   9,099,152
       60,180  Walt Disney (The) Co.              7,221,600
                                            ---------------
                                                 47,133,542
                                            ---------------
               METALS & MINING -- 0.9%
      616,040  Alcoa, Inc.                        6,080,315
      367,553  Newmont Mining Corp.               6,310,885
      116,896  Nucor Corp.                        5,159,789
                                            ---------------
                                                 17,550,989
                                            ---------------
               MULTILINE RETAIL -- 1.8%
      110,446  Dollar General Corp.               8,876,545
       86,959  Dollar Tree, Inc. (a)              6,785,411
      137,135  Kohl's Corp.                       8,409,118
       76,355  Macy's, Inc.                       5,273,077
       22,746  Nordstrom, Inc.                    1,735,747
       42,073  Target Corp.                       3,443,675
                                            ---------------
                                                 34,523,573
                                            ---------------
               MULTI-UTILITIES -- 4.0%
      182,294  Ameren Corp.                       7,488,638
      360,948  CenterPoint Energy, Inc.           6,980,734
      107,865  CMS Energy Corp.                   3,695,455
      118,673  Consolidated Edison, Inc.          7,546,416
       92,026  DTE Energy Co.                     7,404,412
      191,707  NiSource, Inc.                     3,347,204
      139,895  PG&E Corp.                         7,345,886
      218,586  Public Service Enterprise
                  Group, Inc.                     9,108,479
      169,517  SCANA Corp.                        9,289,532
       52,068  Sempra Energy                      5,299,481
      291,711  TECO Energy, Inc.                  6,452,647
       76,370  WEC Energy Group, Inc.             3,742,130
                                            ---------------
                                                 77,701,014
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 6.3%
       53,728  Cabot Oil & Gas Corp.              1,405,524
      307,469  Chesapeake Energy Corp.            2,662,681
       89,003  Chevron Corp.                      7,874,985
      139,815  ConocoPhillips                     7,038,287
      315,955  CONSOL Energy, Inc.                5,219,577
       20,833  EQT Corp.                          1,601,016
      103,198  Exxon Mobil Corp.                  8,174,314
      128,380  Hess Corp.                         7,575,704
      258,810  Marathon Oil Corp.                 5,437,598
      164,137  Marathon Petroleum Corp.           8,973,370
      206,544  Murphy Oil Corp.                   6,772,578
      190,168  Newfield Exploration Co. (a)       6,235,609
      201,174  Noble Energy, Inc.                 7,087,360
      106,580  Phillips 66                        8,473,110


Page 34                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
       49,526  Pioneer Natural Resources
                  Co.                       $     6,278,411
      377,740  Southwestern Energy Co. (a)        7,025,964
      101,718  Tesoro Corp.                       9,901,230
      137,157  Valero Energy Corp.                8,997,499
       89,766  Williams (The) Cos., Inc.          4,710,920
                                            ---------------
                                                121,445,737
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.1%
       35,609  International Paper Co.            1,704,603
                                            ---------------
               PERSONAL PRODUCTS -- 0.3%
       59,447  Estee Lauder (The) Cos.,
                  Inc., Class A                   5,297,322
                                            ---------------
               PHARMACEUTICALS -- 3.7%
       76,672  AbbVie, Inc.                       5,367,807
       22,635  Allergan PLC (a)                   7,495,580
       25,468  Bristol-Myers Squibb Co.           1,671,720
       41,135  Eli Lilly and Co.                  3,476,319
       21,276  Endo International PLC (a)         1,862,501
       96,787  Hospira, Inc. (a)                  8,657,597
       52,858  Johnson & Johnson                  5,296,900
       58,349  Mallinckrodt PLC (a)               7,232,942
      150,817  Merck & Co., Inc.                  8,892,170
      126,526  Mylan N.V. (a)                     7,084,191
       37,163  Perrigo Co. PLC                    7,142,729
       50,540  Pfizer, Inc.                       1,822,472
      106,835  Zoetis, Inc.                       5,232,778
                                            ---------------
                                                 71,235,706
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 0.6%
       70,747  Equifax, Inc.                      7,225,391
       37,851  Nielsen N.V.                       1,834,260
       30,534  Robert Half International,
                  Inc.                            1,680,286
                                            ---------------
                                                 10,739,937
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 0.8%
       21,104  Crown Castle International
                  Corp.                           1,728,629
       27,043  Equinix, Inc.                      7,542,563
        7,976  Essex Property Trust, Inc.         1,793,882
       45,677  Prologis, Inc.                     1,854,943
       53,797  Weyerhaeuser Co.                   1,651,030
                                            ---------------
                                                 14,571,047
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.4%
      185,644  CBRE Group, Inc., Class A
                  (a)                             7,048,903
                                            ---------------
               ROAD & RAIL -- 0.8%
       37,657  Kansas City Southern               3,735,198
       78,627  Norfolk Southern Corp.             6,630,615
       58,963  Ryder System, Inc.                 5,337,330
                                            ---------------
                                                 15,703,143
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 3.8%
      167,696  Altera Corp.                 $     8,327,783
       80,262  Analog Devices, Inc.               4,681,683
      268,034  Applied Materials, Inc.            4,653,070
       64,590  Avago Technologies Ltd.            8,082,793
      133,402  Broadcom Corp., Class A            6,751,475
      146,208  First Solar, Inc. (a)              6,477,014
       84,436  Lam Research Corp.                 6,490,595
       38,315  Linear Technology Corp.            1,570,915
       35,733  Microchip Technology, Inc.         1,530,802
      170,783  NVIDIA Corp.                       3,407,121
      106,964  Qorvo, Inc. (a)                    6,198,564
       82,478  Skyworks Solutions, Inc.           7,890,670
      100,011  Texas Instruments, Inc.            4,998,550
       38,375  Xilinx, Inc.                       1,602,156
                                            ---------------
                                                 72,663,191
                                            ---------------
               SOFTWARE -- 2.7%
       42,396  Adobe Systems, Inc. (a)            3,476,048
      234,511  CA, Inc.                           6,832,478
       73,427  Citrix Systems, Inc. (a)           5,551,815
      129,114  Electronic Arts, Inc. (a)          9,238,107
       16,817  Intuit, Inc.                       1,778,734
       77,790  Microsoft Corp.                    3,632,793
       85,221  Oracle Corp.                       3,403,727
       67,848  Red Hat, Inc. (a)                  5,365,420
       98,648  salesforce.com, Inc. (a)           7,230,898
      221,575  Symantec Corp.                     5,038,616
                                            ---------------
                                                 51,548,636
                                            ---------------
               SPECIALTY RETAIL -- 4.7%
      109,064  AutoNation, Inc. (a)               6,799,050
        5,150  AutoZone, Inc. (a)                 3,609,841
       99,577  Bed Bath & Beyond, Inc. (a)        6,495,408
      210,635  Best Buy Co., Inc.                 6,801,404
      103,743  CarMax, Inc. (a)                   6,692,461
      199,861  GameStop Corp., Class A            9,163,627
      179,955  Gap (The), Inc.                    6,564,758
       46,357  Home Depot (The), Inc.             5,425,160
       19,768  L Brands, Inc.                     1,595,673
       51,283  Lowe's Cos., Inc.                  3,556,989
       37,995  O'Reilly Automotive,
                  Inc. (a)                        9,130,578
      105,978  Ross Stores, Inc.                  5,633,790
       51,902  TJX (The) Cos., Inc.               3,623,798
       95,465  Tractor Supply Co.                 8,832,422
      196,252  Urban Outfitters, Inc. (a)         6,401,740
                                            ---------------
                                                 90,326,699
                                            ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.3%
       54,764  Apple, Inc.                        6,642,873
      195,212  EMC Corp.                          5,249,251
      286,107  Hewlett-Packard Co.                8,731,986
      163,234  NetApp, Inc.                       5,084,739
                                            ---------------
                                                 25,708,849
                                            ---------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.5%
       99,231  Coach, Inc.                  $     3,096,007
      123,789  Fossil Group, Inc. (a)             8,510,494
      257,685  Hanesbrands, Inc.                  7,995,966
       79,486  NIKE, Inc., Class B                9,158,377
       29,813  PVH Corp.                          3,459,500
       51,894  Ralph Lauren Corp.                 6,532,936
      102,901  Under Armour, Inc.,
                  Class A (a)                    10,221,156
                                            ---------------
                                                 48,974,436
                                            ---------------
               TOBACCO -- 0.4%
       21,138  Philip Morris
                  International, Inc.             1,807,933
       69,001  Reynolds American, Inc.            5,919,596
                                            ---------------
                                                  7,727,529
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.1%
        7,162  W.W. Grainger, Inc.                1,638,021
                                            ---------------
               TOTAL COMMON STOCKS --
                  99.9%                       1,930,661,277
               (Cost $1,832,529,762)

               MONEY MARKET FUNDS -- 0.1%
    1,922,189  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (b)               1,922,189
               (Cost $1,922,189)            ---------------

               TOTAL INVESTMENTS -- 100.0%    1,932,583,466
               (Cost $1,834,451,951) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%            (159,899)
                                            ---------------
               NET ASSETS -- 100.0%         $ 1,932,423,567
                                            ===============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $1,851,789,945. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $172,458,521 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $91,665,000.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $1,930,661,277    $      --    $      --
Money Market Funds         1,922,189           --           --
                      ----------------------------------------
Total Investments     $1,932,583,466    $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 36                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.5%
       36,169  Esterline Technologies
                  Corp. (a)                 $     3,206,744
       20,418  Huntington Ingalls
                  Industries, Inc.                2,397,277
       52,094  KLX, Inc. (a)                      2,046,252
       32,683  Teledyne Technologies,
                  Inc. (a)                        3,388,247
       69,675  Triumph Group, Inc.                3,751,999
                                            ---------------
                                                 14,790,519
                                            ---------------
               AIRLINES -- 1.0%
       53,521  Alaska Air Group, Inc.             4,054,216
      276,846  JetBlue Airways Corp. (a)          6,361,921
                                            ---------------
                                                 10,416,137
                                            ---------------
               AUTO COMPONENTS -- 0.4%
      223,414  Dana Holding Corp.                 4,146,564
                                            ---------------
               AUTOMOBILES -- 0.4%
       81,696  Thor Industries, Inc.              4,565,172
                                            ---------------
               BANKS -- 4.6%
      113,415  Associated Banc-Corp.              2,235,410
       44,622  BancorpSouth, Inc.                 1,127,598
      125,625  Bank of the Ozarks, Inc.           5,542,575
       35,422  Cathay General Bancorp             1,137,400
       14,628  Cullen/Frost Bankers, Inc.         1,059,798
      102,585  East West Bancorp, Inc.            4,591,704
      146,709  First Horizon National Corp.       2,325,338
      110,366  FirstMerit Corp.                   2,068,259
      176,028  Fulton Financial Corp.             2,281,323
       72,044  Hancock Holding Co.                2,105,126
      128,336  International Bancshares
                  Corp.                           3,456,088
       49,165  PacWest Bancorp                    2,275,848
       39,815  Prosperity Bancshares, Inc.        2,173,501
       31,409  Signature Bank (a)                 4,572,836
       15,968  SVB Financial Group (a)            2,285,021
      138,406  TCF Financial Corp.                2,278,163
      138,046  Trustmark Corp.                    3,318,626
      111,490  Valley National Bancorp            1,105,981
       29,064  Webster Financial Corp.            1,123,614
                                            ---------------
                                                 47,064,209
                                            ---------------
               BIOTECHNOLOGY -- 0.4%
       26,433  United Therapeutics Corp.
                  (a)                             4,476,693
                                            ---------------
               BUILDING PRODUCTS -- 1.2%
       79,847  A.O. Smith Corp.                   5,734,612
       50,173  Fortune Brands Home &
                  Security, Inc.                  2,395,761
       32,021  Lennox International, Inc.         3,780,719
                                            ---------------
                                                 11,911,092
                                            ---------------
               CAPITAL MARKETS -- 2.2%
       29,375  Eaton Vance Corp.                  1,126,825
      201,426  Janus Capital Group, Inc.          3,299,358
       57,878  Raymond James Financial,
                  Inc.                            3,414,802
       93,776  SEI Investments Co.                4,999,198
       19,908  Stifel Financial Corp. (a)         1,093,945


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       72,889  Waddell & Reed Financial,
                  Inc., Class A             $     3,273,445
      209,326  WisdomTree Investments, Inc.       5,212,217
                                            ---------------
                                                 22,419,790
                                            ---------------
               CHEMICALS -- 2.5%
       20,797  Albemarle Corp.                    1,127,197
        9,431  Ashland, Inc.                      1,078,152
      154,125  Cabot Corp.                        5,422,117
       75,960  Cytec Industries, Inc.             5,638,511
       33,744  Minerals Technologies, Inc.        2,184,924
        2,590  NewMarket Corp.                    1,030,069
      127,955  Olin Corp. (b)                     2,941,685
       29,345  PolyOne Corp.                      1,005,653
       23,473  RPM International, Inc.            1,100,180
       33,640  Sensient Technologies Corp.        2,300,640
       14,050  Valspar (The) Corp.                1,170,084
                                            ---------------
                                                 24,999,212
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.8%
       55,620  Deluxe Corp.                       3,583,597
       79,466  Herman Miller, Inc.                2,228,227
       67,417  HNI Corp.                          3,343,209
       23,696  MSA Safety, Inc.                   1,223,898
       65,947  R.R. Donnelley & Sons Co.          1,157,370
      161,159  Rollins, Inc.                      4,673,611
       48,789  Waste Connections, Inc.            2,445,792
                                            ---------------
                                                 18,655,704
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.5%
      112,692  ARRIS Group, Inc. (a)              3,484,437
       80,820  InterDigital, Inc.                 4,369,937
       40,826  Plantronics, Inc.                  2,371,174
      401,911  Polycom, Inc. (a)                  4,573,747
                                            ---------------
                                                 14,799,295
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.1%
       32,370  Granite Construction, Inc.         1,101,227
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 1.4%
       36,051  AptarGroup, Inc.                   2,443,898
       76,614  Bemis Co., Inc.                    3,414,686
       96,189  Greif, Inc., Class A               2,980,897
       21,787  Silgan Holdings, Inc.              1,164,951
      107,276  Sonoco Products Co.                4,428,353
                                            ---------------
                                                 14,432,785
                                            ---------------
               DISTRIBUTORS -- 0.6%
      190,026  LKQ Corp. (a)                      5,978,218
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 2.3%
      446,221  Apollo Education Group,
                  Inc. (a)                        5,716,091
      191,705  DeVry Education Group, Inc.        5,823,998
        8,848  Graham Holdings Co.,
                  Class B                         6,101,227
      195,289  Service Corp. International        5,958,267
                                            ---------------
                                                 23,599,583
                                            ---------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.4%
       56,026  MSCI, Inc.                   $     3,818,732
                                            ---------------
               ELECTRIC UTILITIES -- 3.0%
       64,037  Cleco Corp.                        3,485,534
      190,309  Great Plains Energy, Inc.          4,968,968
       77,327  Hawaiian Electric
                  Industries, Inc.                2,315,944
       81,900  IDACORP, Inc.                      5,086,809
      160,933  OGE Energy Corp.                   4,789,366
      186,905  PNM Resources, Inc.                4,930,554
      134,362  Westar Energy, Inc.                5,058,729
                                            ---------------
                                                 30,635,904
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.8%
       31,933  Acuity Brands, Inc.                6,424,600
       21,231  Hubbell, Inc., Class B             2,216,729
                                            ---------------
                                                  8,641,329
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 5.0%
      102,999  Arrow Electronics, Inc. (a)        5,989,392
      139,803  Avnet, Inc.                        5,833,979
       14,151  Belden, Inc.                         838,164
       71,692  Cognex Corp.                       3,245,497
       13,861  FEI Co.                            1,191,630
      183,693  Ingram Micro, Inc.,
                  Class A (a)                     5,001,960
       26,990  IPG Photonics Corp. (a)            2,489,018
      161,973  Jabil Circuit, Inc.                3,279,953
      110,561  Keysight Technologies,
                  Inc. (a)                        3,376,533
       39,018  National Instruments Corp.         1,129,961
       99,850  Tech Data Corp. (a)                5,824,250
       48,997  Trimble Navigation Ltd. (a)        1,131,831
      492,065  Vishay Intertechnology, Inc.       5,648,906
       51,755  Zebra Technologies Corp.,
                  Class A (a)                     5,570,391
                                            ---------------
                                                 50,551,465
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 4.0%
      217,372  Atwood Oceanics, Inc.              4,521,338
       76,377  Dril-Quip, Inc. (a)                4,461,181
      455,053  Helix Energy Solutions
                  Group, Inc. (a)                 3,808,794
      238,973  Nabors Industries Ltd.             2,774,476
      123,360  Oceaneering International,
                  Inc.                            4,936,867
      154,373  Oil States International,
                  Inc. (a)                        4,648,171
      305,464  Patterson-UTI Energy, Inc.         5,035,574
      163,354  Rowan Cos. PLC, Class A            2,814,589
      273,161  Superior Energy Services,
                  Inc.                            4,643,737
      151,711  Tidewater, Inc. (b)                2,962,916
                                            ---------------
                                                 40,607,643
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 0.4%
       24,012  Casey's General Stores, Inc.       2,454,387
       36,101  United Natural Foods,
                  Inc. (a)                        1,643,678
                                            ---------------
                                                  4,098,065
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               FOOD PRODUCTS -- 2.8%
       54,348  Flowers Foods, Inc.          $     1,177,178
       87,266  Hain Celestial Group (The),
                  Inc. (a)                        5,932,343
       57,610  Ingredion, Inc.                    5,081,202
       12,652  Lancaster Colony Corp.             1,179,293
      106,571  Post Holdings, Inc. (a)            5,727,125
       35,576  Tootsie Roll Industries,
                  Inc. (b)                        1,155,153
       28,372  TreeHouse Foods, Inc. (a)          2,325,369
      117,580  WhiteWave Foods (The)
                  Co. (a)                         6,069,479
                                            ---------------
                                                 28,647,142
                                            ---------------
               GAS UTILITIES -- 2.1%
       89,661  Atmos Energy Corp.                 4,958,254
       58,556  National Fuel Gas Co.              3,166,123
      108,032  ONE Gas, Inc.                      4,864,681
      164,916  Questar Corp.                      3,651,240
       33,367  UGI Corp.                          1,219,230
       63,518  WGL Holdings, Inc.                 3,550,656
                                            ---------------
                                                 21,410,184
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 2.7%
       54,989  Align Technology, Inc. (a)         3,447,810
       12,918  Cooper (The) Cos., Inc.            2,286,486
      105,785  Hill-Rom Holdings, Inc.            5,927,134
      120,806  Hologic, Inc. (a)                  5,032,778
       20,391  ResMed, Inc.                       1,181,658
       22,894  Sirona Dental Systems,
                  Inc. (a)                        2,375,939
       35,676  STERIS Corp.                       2,466,282
       33,944  Teleflex, Inc.                     4,548,157
                                            ---------------
                                                 27,266,244
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.0%
       71,484  Centene Corp. (a)                  5,013,173
       54,763  Community Health Systems,
                  Inc. (a)                        3,204,183
       66,099  LifePoint Health, Inc. (a)         5,476,963
       62,041  MEDNAX, Inc. (a)                   5,251,150
       60,979  Omnicare, Inc.                     5,905,816
       84,512  VCA, Inc. (a)                      5,200,024
                                            ---------------
                                                 30,051,309
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 2.4%
       19,939  Brinker International, Inc.        1,194,346
       84,311  Cheesecake Factory (The),
                  Inc.                            4,868,117
       50,682  Domino's Pizza, Inc.               5,769,639
       62,698  Dunkin' Brands Group, Inc.         3,378,795
       94,038  International Speedway
                  Corp., Class A                  3,222,682
       19,730  Panera Bread Co.,
                  Class A (a)                     4,027,288
      203,806  Wendy's (The) Co.                  2,091,050
                                            ---------------
                                                 24,551,917
                                            ---------------
               HOUSEHOLD DURABLES -- 2.6%
       88,847  Jarden Corp. (a)                   4,886,585
      346,225  KB Home                            5,532,676
       38,354  M.D.C. Holdings, Inc.              1,145,251
        2,574  NVR, Inc. (a)                      3,835,363


Page 38                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES
                  (CONTINUED)
       87,213  Tempur Sealy International,
                  Inc. (a)                  $     6,588,942
       90,296  Toll Brothers, Inc. (a)            3,514,320
       17,809  Tupperware Brands Corp.            1,041,292
                                            ---------------
                                                 26,544,429
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.1%
       14,168  Church & Dwight Co., Inc.          1,223,123
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.5%
       45,924  Carlisle Cos., Inc.                4,650,264
                                            ---------------
               INSURANCE -- 5.8%
        9,809  Alleghany Corp. (a)                4,768,449
       35,346  American Financial Group,
                  Inc.                            2,437,107
       72,904  Arthur J. Gallagher & Co.          3,457,837
      119,986  Aspen Insurance Holdings
                  Ltd.                            5,770,127
       69,961  Brown & Brown, Inc.                2,340,195
      250,565  CNO Financial Group, Inc.          4,470,079
       31,577  Everest Re Group Ltd.              5,782,380
       92,674  First American Financial
                  Corp.                           3,760,711
       62,108  Hanover Insurance Group
                  (The), Inc.                     5,021,432
       29,919  HCC Insurance Holdings, Inc.       2,308,550
       29,818  Kemper Corp.                       1,154,553
       20,656  Mercury General Corp.              1,166,031
      220,627  Old Republic International
                  Corp.                           3,691,090
       48,465  Reinsurance Group of
                  America, Inc.                   4,677,842
       30,405  StanCorp Financial Group,
                  Inc.                            3,466,778
       88,540  W. R. Berkley Corp.                4,933,449
                                            ---------------
                                                 59,206,610
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 0.2%
       32,753  HSN, Inc.                          2,407,673
                                            ---------------
               IT SERVICES -- 4.0%
       22,985  Broadridge Financial
                  Solutions, Inc.                 1,247,396
      180,379  Convergys Corp.                    4,529,317
      115,844  CoreLogic, Inc. (a)                4,568,887
       45,622  DST Systems, Inc.                  4,979,641
       26,801  Gartner, Inc. (a)                  2,373,765
       55,556  Global Payments, Inc.              6,227,272
       17,766  Jack Henry & Associates,
                  Inc.                            1,241,133
       69,951  MAXIMUS, Inc.                      4,771,358
      196,758  NeuStar, Inc., Class A
                  (a) (b)                         6,073,919
       21,750  Science Applications
                  International Corp.             1,167,540
       30,258  WEX, Inc. (a)                      3,087,526
                                            ---------------
                                                 40,267,754
                                            ---------------
               LEISURE PRODUCTS -- 0.8%
       67,802  Brunswick Corp.                    3,599,608
       23,284  Polaris Industries, Inc.           3,191,305
       25,601  Vista Outdoor, Inc. (a)            1,207,599
                                            ---------------
                                                  7,998,512
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 0.7%
        7,632  Bio-Rad Laboratories, Inc.,
                  Class A (a)               $     1,150,448
       11,673  Bio-Techne Corp.                   1,276,793
       32,683  Charles River Laboratories
                  International, Inc. (a)         2,536,854
        6,733  Mettler-Toledo
                  International, Inc. (a)         2,273,061
                                            ---------------
                                                  7,237,156
                                            ---------------
               MACHINERY -- 3.9%
       80,976  AGCO Corp.                         4,454,490
       36,936  CLARCOR, Inc.                      2,222,439
       19,572  Crane Co.                          1,041,230
       32,108  Donaldson Co., Inc.                1,078,829
       32,365  Graco, Inc.                        2,313,774
       14,628  IDEX Corp.                         1,112,167
       27,473  ITT Corp.                          1,043,974
       56,632  Lincoln Electric Holdings,
                  Inc.                            3,429,068
       14,757  Nordson Corp.                      1,093,641
      135,613  Oshkosh Corp.                      4,955,299
       15,878  SPX Corp.                          1,038,580
      247,197  Terex Corp.                        5,477,886
       29,010  Valmont Industries, Inc.
                  (b)                             3,226,782
       36,591  Wabtec Corp.                       3,702,643
       62,709  Woodward, Inc.                     3,095,316
                                            ---------------
                                                 39,286,118
                                            ---------------
               MARINE -- 0.4%
       59,977  Kirby Corp. (a)                    4,342,935
                                            ---------------
               MEDIA -- 2.1%
       70,218  AMC Networks, Inc.,
                  Class A (a)                     5,913,760
       28,615  Cinemark Holdings, Inc.            1,129,148
       63,425  John Wiley & Sons, Inc.,
                  Class A                         3,362,159
      125,442  Live Nation Entertainment,
                  Inc. (a)                        3,289,089
       44,084  Meredith Corp.                     2,112,505
      249,774  Time, Inc.                         5,574,956
                                            ---------------
                                                 21,381,617
                                            ---------------
               METALS & MINING -- 3.1%
       89,152  Carpenter Technology Corp.         3,346,766
      357,421  Commercial Metals Co.              5,507,858
       55,976  Compass Minerals
                  International, Inc.             4,478,080
       95,028  Reliance Steel & Aluminum
                  Co.                             5,758,697
      110,978  Steel Dynamics, Inc.               2,222,889
      212,943  TimkenSteel Corp.                  3,967,128
      222,981  United States Steel Corp.
                  (b)                             4,341,440
       76,478  Worthington Industries, Inc.       2,069,495
                                            ---------------
                                                 31,692,353
                                            ---------------
               MULTILINE RETAIL -- 0.4%
      102,198  Big Lots, Inc.                     4,412,910
                                            ---------------
               MULTI-UTILITIES -- 1.5%
       79,657  Alliant Energy Corp.               4,899,702
      105,335  Black Hills Corp.                  4,388,256


                        See Notes to Financial Statements                Page 39

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTI-UTILITIES (CONTINUED)
       58,856  MDU Resources Group, Inc.    $     1,148,280
      119,487  Vectren Corp.                      5,030,403
                                            ---------------
                                                 15,466,641
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 3.5%
      761,235  California Resources Corp.         3,220,024
      903,667  Denbury Resources, Inc. (b)        3,560,448
       50,488  Energen Corp.                      2,786,938
      142,791  Gulfport Energy Corp. (a)          4,677,833
      107,703  HollyFrontier Corp.                5,197,747
      124,617  SM Energy Co.                      4,619,552
      105,407  Western Refining, Inc.             4,654,773
       71,916  World Fuel Services Corp.          2,923,385
      468,023  WPX Energy, Inc. (a)               4,071,800
                                            ---------------
                                                 35,712,500
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.6%
      138,825  Domtar Corp.                       5,644,625
                                            ---------------
               PHARMACEUTICALS -- 0.4%
       78,983  Akorn, Inc. (a)                    3,641,906
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.1%
       52,813  CEB, Inc.                          4,041,251
       55,745  FTI Consulting, Inc. (a)           2,281,085
       25,721  ManpowerGroup, Inc.                2,327,236
       18,274  Towers Watson & Co.,
                  Class A                         2,316,778
                                            ---------------
                                                 10,966,350
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 2.0%
       59,434  BioMed Realty Trust, Inc.          1,280,208
      104,244  Corrections Corp. of America       3,666,261
       35,249  Extra Space Storage, Inc.          2,591,506
       31,471  Home Properties, Inc.              2,319,413
       39,885  Hospitality Properties Trust       1,093,647
       19,998  Lamar Advertising Co.,
                  Class A                         1,200,880
       15,787  Mid-America Apartment
                  Communities, Inc.               1,268,328
       32,545  Potlatch Corp.                     1,139,400
       65,497  Senior Housing Properties
                  Trust                           1,131,133
       49,617  Taubman Centers, Inc.              3,711,352
       35,886  UDR, Inc.                          1,213,306
                                            ---------------
                                                 20,615,434
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.7%
       29,174  Alexander & Baldwin, Inc.          1,101,319
       33,610  Jones Lang LaSalle, Inc.           5,983,924
                                            ---------------
                                                  7,085,243
                                            ---------------
               ROAD & RAIL -- 2.0%
      119,829  Con-way, Inc.                      4,648,167
       60,355  Genesee & Wyoming, Inc.,
                  Class A (a)                     4,298,483
       51,568  Landstar System, Inc.              3,714,443
       16,756  Old Dominion Freight Line,
                  Inc. (a)                        1,225,701


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               ROAD & RAIL (CONTINUED)
      218,945  Werner Enterprises, Inc.     $     6,183,007
                                            ---------------
                                                 20,069,801
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 1.7%
      132,477  Cree, Inc. (a) (b)                 3,265,558
      211,883  Integrated Device
                  Technology, Inc. (a)            4,049,084
       63,847  Silicon Laboratories,
                  Inc. (a)                        2,872,477
      192,153  SunEdison, Inc. (a)                4,473,322
      119,177  Teradyne, Inc.                     2,295,349
                                            ---------------
                                                 16,955,790
                                            ---------------
               SOFTWARE -- 5.3%
      233,916  ACI Worldwide, Inc. (a)            5,536,792
       25,196  ANSYS, Inc. (a)                    2,372,203
      116,935  Cadence Design Systems,
                  Inc. (a)                        2,452,127
       21,219  FactSet Research Systems,
                  Inc.                            3,515,140
       50,649  Fair Isaac Corp.                   4,593,358
      139,059  Fortinet, Inc. (a)                 6,638,677
       94,860  Informatica Corp. (a)              4,602,607
       96,350  Manhattan Associates,
                  Inc. (a)                        6,245,407
       86,982  Mentor Graphics Corp.              2,269,360
       56,044  PTC, Inc. (a)                      2,037,199
       24,918  SolarWinds, Inc. (a)                 993,979
       90,777  Synopsys, Inc. (a)                 4,615,103
       35,538  Tyler Technologies,
                  Inc. (a)                        4,958,973
       13,988  Ultimate Software Group
                  (The), Inc. (a)                 2,576,729
                                            ---------------
                                                 53,407,654
                                            ---------------
               SPECIALTY RETAIL -- 5.4%
      126,978  Aaron's, Inc.                      4,695,647
      160,316  Abercrombie & Fitch Co.,
                  Class A (b)                     3,220,749
      133,504  American Eagle Outfitters,
                  Inc.                            2,369,696
       47,607  ANN, Inc. (a)                      2,178,020
      276,065  Ascena Retail Group,
                  Inc. (a)                        3,456,334
       45,998  Cabela's, Inc. (a)                 2,043,691
       69,120  Chico's FAS, Inc.                  1,052,006
       88,284  CST Brands, Inc.                   3,344,198
       66,609  Dick's Sporting Goods, Inc.        3,395,727
       85,768  Foot Locker, Inc.                  6,050,932
      299,808  Guess?, Inc.                       6,562,797
      102,962  Murphy USA, Inc. (a)               5,638,199
      202,728  Rent-A-Center, Inc.                5,431,083
       17,927  Signet Jewelers Ltd.               2,173,111
       41,915  Williams-Sonoma, Inc.              3,548,524
                                            ---------------
                                                 55,160,714
                                            ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.3%
       52,011  Lexmark International, Inc.,
                  Class A                         1,767,854
       38,187  NCR Corp. (a)                      1,051,670
                                            ---------------
                                                  2,819,524
                                            ---------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2015

SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.5%
       54,068  Carter's, Inc.               $     5,483,036
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.3%
       62,539  New York Community Bancorp,
                  Inc.                            1,190,117
       98,455  Washington Federal, Inc.           2,292,033
                                            ---------------
                                                  3,482,150
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.9%
       86,507  GATX Corp.                         4,588,331
       49,425  MSC Industrial Direct Co.,
                  Inc., Class A                   3,522,026
       57,733  NOW, Inc. (a) (b)                  1,004,554
                                            ---------------
                                                  9,114,911
                                            ---------------
               WATER UTILITIES -- 0.2%
       93,872  Aqua America, Inc.                 2,388,104
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.5%
      156,389  Telephone and Data Systems,
                  Inc.                            4,599,400
                                            ---------------
               TOTAL COMMON STOCKS --
                  100.0%                      1,016,901,371
               (Cost $968,925,291)          ---------------

               MONEY MARKET FUNDS -- 1.0%
    9,702,744  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                   9,702,744
      508,157  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)                 508,157
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 1.0%                        10,210,901
               (Cost $10,210,901)           ---------------


PRINCIPAL
VALUE          DESCRIPTION                            VALUE
-----------------------------------------------------------
               REPURCHASE AGREEMENTS
                  -- 1.2%
$   3,040,523  JPMorgan Chase & Co.,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value
                  of $3,040,549.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $3,122,481. (d)           $     3,040,523
    8,730,864  RBC Capital Markets LLC,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value
                  of $8,730,937.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to
                  2.375%, due 12/15/16 to
                  09/30/19. The value of
                  the collateral including
                  accrued interest is
                  $8,932,834. (d)                 8,730,864
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.2%                        11,771,387
               (Cost $11,771,387)           ---------------

               TOTAL INVESTMENTS -- 102.2%    1,038,883,659
               (Cost $990,907,579) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (2.2)%         (21,931,685)
                                            ---------------
               NET ASSETS -- 100.0%         $ 1,016,951,974
                                            ===============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $20,925,201 and the total value of the collateral held by the Fund is $21,474,131.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,001,924,046. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $99,937,497 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $62,977,884.


                        See Notes to Financial Statements                Page 41

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $1,016,901,371   $        --   $      --
Money Market Funds        10,210,901            --          --
Repurchase Agreements             --    11,771,387          --
                      ----------------------------------------
Total Investments     $1,027,112,272   $11,771,387   $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)      $   20,925,201
Non-cash Collateral(2)                             (20,925,201)
                                                --------------
Net Amount                                      $           --
                                                ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)      $   11,771,387
Non-cash Collateral(4)                             (11,771,387)
                                                --------------
Net Amount                                      $           --
                                                ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


Page 42                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.6%
       68,000  AAR Corp.                    $     1,832,600
       52,575  Aerojet Rocketdyne Holdings,
                  Inc. (a)                        1,230,781
       11,387  Cubic Corp.                          505,241
        7,479  Curtiss-Wright Corp.                 503,860
       21,534  Engility Holdings, Inc.              471,810
       22,996  Moog, Inc., Class A (a)            1,537,513
       33,727  National Presto Industries,
                  Inc. (b)                        2,669,829
       81,325  TASER International,
                  Inc. (a) (b)                    2,213,666
                                            ---------------
                                                 10,965,300
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.9%
       49,290  Atlas Air Worldwide
                  Holdings, Inc. (a)              2,422,603
       82,944  Echo Global Logistics,
                  Inc. (a)                        2,679,091
       20,734  Forward Air Corp.                  1,006,636
                                            ---------------
                                                  6,108,330
                                            ---------------
               AIRLINES -- 1.1%
        9,137  Allegiant Travel Co.               1,943,714
       91,249  Hawaiian Holdings, Inc. (a)        1,981,928
      295,093  Republic Airways Holdings,
                  Inc. (a)                        1,487,269
      144,093  SkyWest, Inc.                      2,386,180
                                            ---------------
                                                  7,799,091
                                            ---------------
               AUTO COMPONENTS -- 1.3%
       22,736  Dorman Products, Inc. (a)          1,200,006
       37,352  Drew Industries, Inc.              2,191,068
       49,334  Gentherm, Inc. (a)                 2,482,980
       46,280  Standard Motor Products,
                  Inc.                            1,692,460
       88,770  Superior Industries
                  International, Inc.             1,501,989
                                            ---------------
                                                  9,068,503
                                            ---------------
               AUTOMOBILES -- 0.2%
       68,901  Winnebago Industries, Inc.         1,538,559
                                            ---------------
               BANKS -- 6.3%
       33,911  Banner Corp.                       1,616,198
       73,264  BBCN Bancorp, Inc.                 1,124,602
       40,402  Boston Private Financial
                  Holdings, Inc.                    508,257
       74,593  Cardinal Financial Corp.           1,742,493
       22,812  Central Pacific Financial
                  Corp.                             531,292
       22,002  City Holding Co.                   1,060,936
       49,950  Columbia Banking System,
                  Inc.                            1,637,861
       14,344  Community Bank System, Inc.          548,371
       61,532  CVB Financial Corp.                1,089,732
       37,835  F.N.B. Corp.                         521,745
      562,023  First BanCorp (a)                  2,422,319
       56,495  First Commonwealth
                  Financial Corp.                   519,754
       60,400  First Financial Bancorp            1,148,204
       31,281  First Financial Bankshares,
                  Inc. (b)                        1,062,928



SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               BANKS (CONTINUED)
       28,560  First Midwest Bancorp, Inc.  $       536,071
       18,416  Glacier Bancorp, Inc.                517,490
       21,811  Hanmi Financial Corp.                552,036
       44,458  Home BancShares, Inc.              1,770,318
       23,109  Independent Bank Corp.             1,117,551
       71,760  LegacyTexas Financial
                  Group, Inc.                     2,180,786
       62,926  MB Financial, Inc.                 2,145,777
       96,062  National Penn Bancshares,
                  Inc.                            1,029,785
       41,405  NBT Bancorp, Inc.                  1,119,177
      203,108  OFG Bancorp                        1,637,051
       74,936  Old National Bancorp               1,078,329
       39,860  Pinnacle Financial
                  Partners, Inc.                  2,116,167
       54,424  PrivateBancorp, Inc.               2,249,888
       18,310  S&T Bancorp, Inc.                    566,145
       34,819  Simmons First National
                  Corp., Class A                  1,582,524
       18,535  Southside Bancshares, Inc.           506,376
       36,856  Sterling Bancorp                     548,786
       64,691  Talmer Bancorp, Inc.,
                  Class A       1,054,463
       34,819  Texas Capital Bancshares,
                  Inc. (a)                        2,052,232
       10,085  Tompkins Financial Corp.             545,094
        9,502  UMB Financial Corp.                  520,900
       40,402  United Bankshares, Inc.            1,637,493
       42,897  Wilshire Bancorp, Inc.               498,463
       20,299  Wintrust Financial Corp.           1,094,522
                                            ---------------
                                                 44,192,116
                                            ---------------
               BIOTECHNOLOGY -- 1.4%
       82,214  Emergent BioSolutions,
                  Inc. (a)                        2,699,086
       26,848  Ligand Pharmaceuticals,
                  Inc. (a)                        2,906,564
      118,762  Momenta Pharmaceuticals,
                  Inc. (a)                        2,581,886
       39,384  Repligen Corp. (a)                 1,378,834
       79,209  Spectrum Pharmaceuticals,
                  Inc. (a) (b)                      547,730
                                            ---------------
                                                 10,114,100
                                            ---------------
               BUILDING PRODUCTS -- 2.2%
       49,388  American Woodmark Corp. (a)        3,247,755
       51,462  Apogee Enterprises, Inc.           2,839,673
      102,096  Griffon Corp.                      1,760,135
      186,696  PGT, Inc. (a)                      3,000,205
       25,282  Quanex Building Products
                  Corp.                             507,663
       31,870  Simpson Manufacturing Co.,
                  Inc.                            1,141,583
       52,065  Universal Forest Products,
                  Inc.                            3,306,127
                                            ---------------
                                                 15,803,141
                                            ---------------
               CAPITAL MARKETS -- 1.7%
      132,683  Calamos Asset Management,
                  Inc., Class A                   1,593,523
       20,081  Evercore Partners, Inc.,
                  Class A                         1,180,763
       12,754  Financial Engines, Inc. (b)          584,898
       13,109  Greenhill & Co., Inc.                515,577
       38,950  HFF, Inc., Class A                 1,785,468
       43,693  Investment Technology Group,
                  Inc.                              889,153


                        See Notes to Financial Statements                Page 43

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CAPITAL MARKETS (CONTINUED)
       62,075  Piper Jaffray Cos. (a)       $     2,784,064
       20,484  Virtus Investment Partners,
                  Inc.                            2,475,696
                                            ---------------
                                                 11,809,142
                                            ---------------
               CHEMICALS -- 1.9%
       12,392  A. Schulman, Inc.                    461,354
        9,723  Balchem Corp.                        551,002
       83,868  Calgon Carbon Corp.                1,483,625
      210,486  FutureFuel Corp.                   2,407,960
       40,242  Hawkins, Inc.                      1,468,028
       30,877  Innophos Holdings, Inc.            1,589,548
      181,504  Intrepid Potash, Inc. (a)          1,550,044
       22,688  Kraton Performance Polymers,
                  Inc. (a)                          465,558
        6,098  Quaker Chemical Corp.                565,285
       30,038  Stepan Co.                         1,472,162
       73,513  Tredegar Corp.                     1,239,429
                                            ---------------
                                                 13,253,995
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 2.2%
       32,966  ABM Industries, Inc.               1,086,560
       41,411  Essendant, Inc.                    1,524,753
        7,836  G&K Services, Inc., Class A          513,728
       49,179  Healthcare Services Group,
                  Inc.                            1,716,839
       40,782  Matthews International
                  Corp., Class A                  2,196,111
       12,887  Mobile Mini, Inc.                    478,494
       84,523  Tetra Tech, Inc.                   2,251,693
       19,376  UniFirst Corp.                     2,147,248
       33,361  US Ecology, Inc.                   1,530,936
       79,940  Viad Corp.                         2,291,880
                                            ---------------
                                                 15,738,242
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.1%
       66,682  ADTRAN, Inc.                       1,100,253
       52,806  Bel Fuse, Inc., Class B            1,165,957
      108,358  Black Box Corp.                    1,696,886
       29,671  CalAmp Corp. (a)                     507,671
       93,251  Comtech Telecommunications
                  Corp.                           2,686,561
       43,552  Ixia (a)                             574,886
                                            ---------------
                                                  7,732,214
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
       46,031  Dycom Industries, Inc. (a)         3,040,808
       22,683  EMCOR Group, Inc.                  1,084,928
      375,201  Orion Marine Group, Inc. (a)       2,716,455
                                            ---------------
                                                  6,842,191
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 0.3%
      118,944  Headwaters, Inc. (a)               2,261,125
                                            ---------------
               CONSUMER FINANCE -- 2.0%
       41,374  Cash America International,
                  Inc.                            1,147,301
       38,029  Encore Capital Group, Inc.
                  (a) (b)                         1,635,627
      364,596  EZCORP, Inc., Class A (a)          2,584,986


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CONSUMER FINANCE (CONTINUED)
       35,652  First Cash Financial
                  Services, Inc. (a)        $     1,449,967
      141,682  Green Dot Corp., Class A (a)       2,935,651
       26,085  PRA Group, Inc. (a)                1,657,702
       44,041  World Acceptance Corp.
                  (a) (b)                         2,396,711
                                            ---------------
                                                 13,807,945
                                            ---------------
               DISTRIBUTORS -- 0.4%
       23,160  Pool Corp.                         1,630,927
      130,867  VOXX International Corp. (a)       1,046,936
                                            ---------------
                                                  2,677,863
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 0.8%
      105,325  American Public Education,
                  Inc. (a)                        2,724,758
       30,285  Capella Education Co.              1,559,980
      188,997  Universal Technical
                  Institute, Inc.                 1,203,911
                                            ---------------
                                                  5,488,649
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.3%
       23,361  MarketAxess Holdings, Inc.         2,284,706
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION SERVICES
                  -- 1.6%
      120,935  8x8, Inc. (a)                      1,053,344
       23,529  Atlantic Tele-Network, Inc.        1,664,442
      425,490  Cincinnati Bell, Inc. (a)          1,663,666
       25,787  Consolidated Communications
                  Holdings, Inc.                    513,935
      159,256  General Communication, Inc.,
                  Class A (a)                     2,930,310
      298,014  Iridium Communications,
                  Inc. (a) (b)                    2,211,264
       73,264  Lumos Networks Corp.               1,022,765
                                            ---------------
                                                 11,059,726
                                            ---------------
               ELECTRIC UTILITIES -- 0.9%
       58,395  ALLETE, Inc.                       2,819,895
       62,526  El Paso Electric Co.               2,277,822
       23,649  UIL Holdings Corp.                 1,133,733
                                            ---------------
                                                  6,231,450
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.7%
       31,378  AZZ, Inc.                          1,623,812
       24,466  Encore Wire Corp.                    839,918
       15,416  EnerSys                              962,729
       33,516  Franklin Electric Co., Inc.          967,272
       44,445  Vicor Corp. (a)                      462,672
                                            ---------------
                                                  4,856,403
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 5.2%
       24,948  Anixter International,
                  Inc. (a)                        1,651,807
       17,067  Badger Meter, Inc.                 1,003,881
      124,378  Benchmark Electronics,
                  Inc. (a)                        2,743,779
      106,442  Checkpoint Systems, Inc.             930,303
       25,604  Coherent, Inc. (a)                 1,483,752


Page 44                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  (CONTINUED)
       56,231  CTS Corp.                    $     1,056,580
       91,364  Daktronics, Inc.                   1,044,290
       17,769  DTS, Inc. (a)                        506,239
      144,632  Fabrinet (a)                       2,684,370
       11,602  FARO Technologies, Inc. (a)          509,212
      114,181  II-VI, Inc. (a)                    1,941,077
       54,342  Insight Enterprises,
                  Inc. (a)                        1,466,691
       11,419  Littelfuse, Inc.                   1,050,548
       37,008  Mercury Systems, Inc. (a)            521,443
       15,715  MTS Systems Corp.                  1,015,346
       85,726  Newport Corp. (a)                  1,357,900
       22,960  OSI Systems, Inc. (a)              1,611,333
       28,277  Park Electrochemical Corp.           499,372
       49,388  Plexus Corp. (a)                   1,883,658
       58,890  Rofin-Sinar Technologies,
                  Inc. (a)                        1,468,717
       16,383  Rogers Corp. (a)                     916,956
      134,373  Sanmina Corp. (a)                  2,965,612
       56,941  ScanSource, Inc. (a)               2,154,078
       29,610  SYNNEX Corp.                       2,239,404
      216,933  TTM Technologies, Inc. (a)         1,980,598
                                            ---------------
                                                 36,686,946
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 3.2%
      287,041  Basic Energy Services,
                  Inc. (a) (b)                    1,733,728
       40,660  Bristow Group, Inc.                1,831,733
       13,014  CARBO Ceramics, Inc. (b)             427,510
      105,818  Era Group, Inc. (a)                1,791,499
       49,782  Exterran Holdings, Inc.            1,234,096
      242,520  Gulf Island Fabrication,
                  Inc.                            2,767,153
      233,530  GulfMark Offshore, Inc.,
                  Class A (b)                     2,199,852
      131,951  Hornbeck Offshore Services,
                  Inc. (a)                        2,401,508
       59,277  Matrix Service Co. (a)             1,148,788
      333,204  Newpark Resources, Inc. (a)        2,409,065
      341,824  Pioneer Energy Services
                  Corp. (a)                       1,251,076
       38,187  SEACOR Holdings, Inc. (a)          2,412,273
       49,706  Tesco Corp.                          477,178
       18,453  U.S. Silica Holdings,
                  Inc. (b)                          415,561
                                            ---------------
                                                 22,501,020
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 0.6%
       69,460  Andersons (The), Inc.              2,590,858
       49,950  SpartanNash Co.                    1,608,889
                                            ---------------
                                                  4,199,747
                                            ---------------
               FOOD PRODUCTS -- 2.3%
       18,990  B&G Foods, Inc.                      560,775
       41,732  Calavo Growers, Inc.               2,274,811
       51,896  Cal-Maine Foods, Inc. (b)          2,810,687
      147,828  Darling Ingredients,
                  Inc. (a)                        1,899,590


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               FOOD PRODUCTS (CONTINUED)
       34,531  Diamond Foods, Inc. (a)      $     1,115,697
        9,791  J&J Snack Foods Corp.              1,158,863
       36,042  Sanderson Farms, Inc. (b)          2,595,384
       78,040  Seneca Foods Corp., Class A
                  (a)                             2,277,988
       50,368  Snyder's-Lance, Inc.               1,637,967
                                            ---------------
                                                 16,331,762
                                            ---------------
               GAS UTILITIES -- 1.5%
       41,628  Laclede Group (The), Inc.          2,252,491
       58,997  New Jersey Resources Corp.         1,705,013
       38,534  Northwest Natural Gas Co.          1,668,137
       30,688  Piedmont Natural Gas Co.,
                  Inc.                            1,166,451
       65,725  South Jersey Industries,
                  Inc.                            1,593,174
       40,728  Southwest Gas Corp.                2,294,616
                                            ---------------
                                                 10,679,882
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 3.7%
       24,728  ABIOMED, Inc. (a)                  1,915,431
       13,734  Analogic Corp.                     1,106,274
       40,379  Cantel Medical Corp.               2,215,999
       27,894  CONMED Corp.                       1,582,148
       96,062  CryoLife, Inc.                     1,051,879
       70,216  Cynosure, Inc., Class A (a)        2,724,381
       10,048  Greatbatch, Inc. (a)                 547,917
       11,327  ICU Medical, Inc. (a)              1,131,794
       35,589  Integra LifeSciences
                  Holdings Corp. (a)              2,282,322
       69,926  Masimo Corp. (a)                   2,914,516
       29,066  Meridian Bioscience, Inc.            525,804
       25,153  Merit Medical Systems, Inc.
                  (a)                               642,911
       38,190  Natus Medical, Inc. (a)            1,724,660
       11,421  Neogen Corp. (a)                     664,588
       22,870  NuVasive, Inc. (a)                 1,258,079
       23,134  SurModics, Inc. (a)                  543,418
       62,418  Vascular Solutions, Inc. (a)       2,323,822
        9,328  West Pharmaceutical
                  Services, Inc.                    558,467
                                            ---------------
                                                 25,714,410
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 5.1%
       87,989  Aceto Corp.                        2,061,582
       39,317  Air Methods Corp. (a)              1,548,697
       27,151  Almost Family, Inc. (a)            1,188,128
       68,184  Amedisys, Inc. (a)                 2,974,868
       85,753  AMN Healthcare Services,
                  Inc. (a)                        2,523,711
       38,727  AmSurg Corp. (a)                   2,778,275
       65,672  Bio-Reference Laboratories,
                  Inc. (a)                        2,913,867
       16,531  Chemed Corp.                       2,454,192
       33,841  CorVel Corp. (a)                   1,081,558
      213,640  Cross Country Healthcare,
                  Inc. (a)                        2,578,635
       53,054  Ensign Group (The), Inc.           2,712,120
       27,713  ExamWorks Group, Inc. (a)            972,172
      115,570  Hanger, Inc. (a)                   2,500,935
      135,674  Healthways, Inc. (a)               1,717,633


                        See Notes to Financial Statements                Page 45

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
       14,164  LHC Group, Inc. (a)          $       570,667
       23,196  Magellan Health, Inc. (a)          1,405,446
       48,942  Providence Service (The)
                  Corp. (a)                       2,303,210
      100,332  Select Medical Holdings
                  Corp.                           1,447,791
                                            ---------------
                                                 35,733,487
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 1.2%
       10,142  Computer Programs and
                  Systems, Inc. (b)                 474,341
       71,241  HealthStream, Inc. (a)             1,999,022
       73,680  MedAssets, Inc. (a)                1,716,744
       29,922  Medidata Solutions, Inc. (a)       1,609,804
       57,469  Omnicell, Inc. (a)                 2,098,768
       65,394  Quality Systems, Inc.                833,774
                                            ---------------
                                                  8,732,453
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 4.0%
        2,619  Biglari Holdings, Inc. (a)         1,138,767
       22,365  BJ's Restaurants, Inc. (a)         1,153,139
       21,226  Bob Evans Farms, Inc.              1,059,602
       47,421  Interval Leisure Group, Inc.       1,011,016
        6,146  Jack in the Box, Inc.                583,870
      112,991  Marcus (The) Corp.                 2,368,291
       23,620  Marriott Vacations Worldwide
                  Corp.                           1,974,632
      105,407  Monarch Casino & Resort,
                  Inc. (a)                        1,961,624
       35,828  Papa John's International,
                  Inc.                            2,707,164
       72,665  Pinnacle Entertainment,
                  Inc. (a)                        2,797,603
       18,063  Popeyes Louisiana Kitchen,
                  Inc. (a)                        1,096,063
       12,626  Red Robin Gourmet Burgers,
                  Inc. (a)                        1,157,173
      259,230  Ruby Tuesday, Inc. (a)             1,902,748
      100,829  Ruth's Hospitality Group,
                  Inc.                            1,767,532
      174,321  Scientific Games Corp.,
                  Class A (a) (b)                 2,632,247
       18,812  Sonic Corp.                          559,093
       57,899  Texas Roadhouse, Inc.              2,280,642
                                            ---------------
                                                 28,151,206
                                            ---------------
               HOUSEHOLD DURABLES -- 2.1%
       61,707  Ethan Allen Interiors, Inc.        1,862,934
       27,787  Helen of Troy Ltd. (a)             2,439,143
       16,995  iRobot Corp. (a)                     523,276
       61,707  La-Z-Boy, Inc.                     1,567,358
       87,846  M/I Homes, Inc. (a)                2,203,178
       46,022  Meritage Homes Corp. (a)           2,075,592
       46,736  Ryland Group (The), Inc.           2,125,086
      243,228  Standard Pacific Corp. (a)         2,186,620
                                            ---------------
                                                 14,983,187
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HOUSEHOLD PRODUCTS -- 0.3%
      142,451  Central Garden & Pet Co.,
                  Class A (a)               $     1,435,906
        6,216  WD-40 Co.                            557,140
                                            ---------------
                                                  1,993,046
                                            ---------------
               INSURANCE -- 3.7%
       40,162  American Equity Investment
                  Life Holding Co.                1,186,385
       34,538  AMERISAFE, Inc.                    1,728,627
      118,918  Employers Holdings, Inc.           2,854,032
       24,510  HCI Group, Inc.                    1,100,009
       29,785  Horace Mann Educators Corp.        1,049,623
       28,575  Infinity Property & Casualty
                  Corp.                           2,214,848
       27,942  Navigators Group (The),
                  Inc. (a)                        2,184,506
       46,898  ProAssurance Corp.                 2,264,704
       10,543  RLI Corp.                            582,290
       96,576  Selective Insurance Group,
                  Inc.                            2,975,507
       13,613  Stewart Information Services
                  Corp.                             559,767
       66,153  United Fire Group, Inc.            2,286,248
      139,457  United Insurance Holdings
                  Corp.                           2,239,679
       89,552  Universal Insurance
                  Holdings, Inc.                  2,455,516
                                            ---------------
                                                 25,681,741
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 0.8%
       17,828  Blue Nile, Inc. (a)                  565,504
       38,438  FTD Cos., Inc. (a)                 1,119,699
      108,881  Nutrisystem, Inc.                  3,271,874
       31,372  PetMed Express, Inc. (b)             528,618
                                            ---------------
                                                  5,485,695
                                            ---------------
               INTERNET SOFTWARE &
                  SERVICES -- 2.0%
       30,518  comScore, Inc. (a)                 1,785,303
       43,143  Dealertrack Technologies,
                  Inc. (a)                        2,677,886
      121,888  DHI Group, Inc. (a)                  971,447
       23,924  j2 Global, Inc.                    1,684,250
       42,006  LogMeIn, Inc. (a)                  3,090,801
       29,638  NIC, Inc.                            534,669
      167,997  QuinStreet, Inc. (a)                 977,743
       36,821  Stamps.com, Inc. (a)               2,525,921
                                            ---------------
                                                 14,248,020
                                            ---------------
               IT SERVICES -- 2.5%
       26,791  CACI International, Inc.,
                  Class A (a)                     2,200,345
       29,246  Cardtronics, Inc. (a)              1,084,149
       17,113  CSG Systems International,
                  Inc.                              532,214
       31,335  ExlService Holdings,
                  Inc. (a)                        1,214,858
       40,095  Heartland Payment Systems,
                  Inc.                            2,497,919
       74,730  ManTech International Corp.,
                  Class A                         2,227,701
       56,319  Perficient, Inc. (a)                 914,057


Page 46                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
      111,709  Sykes Enterprises, Inc. (a)  $     2,723,465
       60,021  TeleTech Holdings, Inc.            1,628,370
       52,703  Virtusa Corp. (a)                  2,526,582
                                            ---------------
                                                 17,549,660
                                            ---------------
               LEISURE PRODUCTS -- 0.2%
       18,861  Sturm Ruger & Co., Inc.            1,132,037
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 1.3%
       49,615  Affymetrix, Inc. (a)                 543,780
      107,179  Albany Molecular Research,
                  Inc. (a) (b)                    2,265,764
       61,651  Cambrex Corp. (a)                  3,036,312
      125,560  Luminex Corp. (a)                  2,163,399
       16,849  PAREXEL International
                  Corp. (a)                       1,161,907
                                            ---------------
                                                  9,171,162
                                            ---------------
               MACHINERY -- 2.5%
       23,464  Actuant Corp., Class A               541,080
       13,613  Albany International Corp.,
                  Class A                           506,676
       38,866  Astec Industries, Inc.             1,527,822
       55,582  Barnes Group, Inc.                 2,163,807
       84,391  Briggs & Stratton Corp.            1,559,546
       19,871  CIRCOR International, Inc.           950,430
       28,965  ESCO Technologies, Inc.            1,102,698
      145,350  Federal Signal Corp.               2,174,436
       57,653  John Bean Technologies Corp.       2,101,452
        6,163  Lindsay Corp. (b)                    516,891
       36,657  Lydall, Inc. (a)                   1,089,079
       31,209  Mueller Industries, Inc.           1,010,235
       13,557  Standex International Corp.        1,014,606
        8,292  Tennant Co.                          495,944
       15,987  Toro (The) Co.                     1,092,392
                                            ---------------
                                                 17,847,094
                                            ---------------
               MARINE -- 0.3%
       51,550  Matson, Inc.                       2,135,201
                                            ---------------
               MEDIA -- 0.7%
      154,908  Gannett Co., Inc. (a)              1,959,586
      454,522  Harte-Hanks, Inc.                  2,131,708
       24,554  Scholastic Corp.                   1,058,032
                                            ---------------
                                                  5,149,326
                                            ---------------
               METALS & MINING -- 0.8%
       21,970  Haynes International, Inc.           935,263
       76,850  Materion Corp.                     2,351,610
      233,732  Stillwater Mining Co. (a)          2,225,129
                                            ---------------
                                                  5,512,002
                                            ---------------
               MULTI-UTILITIES -- 0.8%
       88,383  Avista Corp.                       2,918,407
       44,455  NorthWestern Corp.                 2,393,457
                                            ---------------
                                                  5,311,864
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 2.4%
      395,467  Approach Resources, Inc.
                  (a) (b)                   $     1,538,367
      315,361  Bill Barrett Corp. (a) (b)         1,791,250
      118,749  Bonanza Creek Energy,
                  Inc. (a)                          927,430
       11,003  Carrizo Oil & Gas, Inc. (a)          419,544
      581,320  Cloud Peak Energy, Inc.
                  (a) (b)                         1,848,598
      650,799  Comstock Resources, Inc. (b)         820,007
      176,623  Contango Oil & Gas Co. (a)         1,621,399
       98,329  Green Plains, Inc.                 2,207,486
      320,112  Northern Oil and Gas,
                  Inc. (a) (b)                    1,523,733
       50,502  PDC Energy, Inc. (a)               2,371,069
      494,786  Penn Virginia Corp. (a) (b)          663,013
      387,685  Rex Energy Corp. (a) (b)             868,414
                                            ---------------
                                                 16,600,310
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.9%
       59,083  Boise Cascade Co. (a)              1,960,374
        9,189  Neenah Paper, Inc.                   556,669
      123,190  P.H. Glatfelter Co.                2,514,308
       40,757  Schweitzer-Mauduit
                  International, Inc.             1,618,053
                                            ---------------
                                                  6,649,404
                                            ---------------
               PERSONAL PRODUCTS -- 0.1%
       16,763  Medifast, Inc. (a)                   517,474
                                            ---------------
               PHARMACEUTICALS -- 2.2%
       26,195  ANI Pharmaceuticals,
                  Inc. (a)                        1,860,631
      100,986  Depomed, Inc. (a)                  3,181,059
       47,194  Impax Laboratories, Inc. (a)       2,287,021
       18,230  Lannett Co., Inc. (a)              1,086,508
       43,309  Nektar Therapeutics (a)              546,127
       46,868  Prestige Brands Holdings,
                  Inc. (a)                        2,231,854
       22,287  Sagent Pharmaceuticals,
                  Inc. (a)                          547,814
      159,538  Supernus Pharmaceuticals,
                  Inc. (a)                        3,383,801
                                            ---------------
                                                 15,124,815
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.2%
       41,676  CDI Corp.                            504,696
       12,099  Exponent, Inc.                       538,285
      105,887  Kelly Services, Inc.,
                  Class A                         1,581,952
       46,746  Korn/Ferry International           1,565,056
       55,172  On Assignment, Inc. (a)            2,114,191
       67,345  Resources Connection, Inc.         1,066,071
       54,360  TrueBlue, Inc. (a)                 1,400,314
                                            ---------------
                                                  8,770,565
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.9%
       18,574  Agree Realty Corp.                   575,608
       56,772  Associated Estates Realty
                  Corp.                           1,632,195
      195,240  Capstead Mortgage Corp.            2,161,307
       35,770  CoreSite Realty Corp.              1,795,654
       19,781  EPR Properties                     1,129,891
       31,721  GEO Group (The), Inc.              1,197,468
       13,024  LTC Properties, Inc.                 571,363
       15,018  PS Business Parks, Inc.            1,156,236


                        See Notes to Financial Statements                Page 47

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
       83,288  Summit Hotel Properties,
                  Inc.                      $     1,135,215
       87,011  Urstadt Biddle Properties,
                  Inc., Class A                   1,661,910
                                            ---------------
                                                 13,016,847
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.2%
      123,508  Forestar Group, Inc. (a)           1,580,902
                                            ---------------
               ROAD & RAIL -- 0.6%
      130,994  Celadon Group, Inc.                2,842,570
       62,999  Roadrunner Transportation
                  Systems, Inc. (a)               1,649,314
                                            ---------------
                                                  4,491,884
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 3.1%
       39,417  Advanced Energy Industries,
                  Inc. (a)                        1,032,331
       34,502  Cabot Microelectronics
                  Corp. (a)                       1,564,321
       79,605  Cirrus Logic, Inc. (a)             2,627,761
       40,952  Cohu, Inc.                           405,834
      112,358  Diodes, Inc. (a)                   2,493,224
       55,398  Exar Corp. (a)                       435,982
      157,041  Kopin Corp. (a)                      467,982
      231,337  Kulicke & Soffa Industries,
                  Inc. (a)                        2,408,218
       62,007  Microsemi Corp. (a)                2,042,511
       57,121  MKS Instruments, Inc.              2,027,795
       10,684  Monolithic Power Systems,
                  Inc.                              552,470
      123,602  Pericom Semiconductor Corp.        1,479,516
       23,984  Power Integrations, Inc.             929,620
       24,986  Synaptics, Inc. (a)                1,983,389
       28,530  Tessera Technologies, Inc.           988,850
       29,191  Ultratech, Inc. (a)                  464,721
                                            ---------------
                                                 21,904,525
                                            ---------------
               SOFTWARE -- 1.6%
       47,567  Blackbaud, Inc.                    2,909,198
       19,482  Bottomline Technologies
                  (de), Inc. (a)                    534,976
       66,457  Ebix, Inc. (b)                     2,059,502
       32,097  Epiq Systems, Inc.                   531,205
       22,472  Monotype Imaging Holdings,
                  Inc.                              560,227
       19,701  Progress Software Corp. (a)          584,726
       35,543  Synchronoss Technologies,
                  Inc. (a)                        1,698,955
       19,651  Take-Two Interactive
                  Software, Inc. (a)                620,579
       89,730  VASCO Data Security
                  International, Inc.
                  (a) (b)                         1,829,595
                                            ---------------
                                                 11,328,963
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SPECIALTY RETAIL -- 5.8%
       62,611  Barnes & Noble, Inc. (a)     $     1,646,043
      152,510  Big 5 Sporting Goods Corp.         1,679,135
       23,674  Buckle (The), Inc.                 1,047,101
       51,144  Caleres, Inc.                      1,689,798
       41,934  Cato (The) Corp., Class A          1,610,685
       24,849  Children's Place (The), Inc.       1,438,757
      675,549  Christopher & Banks
                  Corp. (a)                       2,182,023
       77,899  Finish Line (The), Inc.,
                  Class A                         2,141,444
       41,026  Genesco, Inc. (a)                  2,653,972
       23,860  Group 1 Automotive, Inc.           2,313,704
       25,060  Haverty Furniture Cos., Inc.         555,831
       34,894  Hibbett Sports, Inc. (a)           1,589,422
       38,880  Kirkland's, Inc.                   1,060,646
       23,939  Lithia Motors, Inc., Class A       2,865,259
      130,804  Lumber Liquidators Holdings,
                  Inc. (a) (b)                    2,524,517
       92,180  MarineMax, Inc. (a)                1,664,771
        8,716  Monro Muffler Brake, Inc.            551,287
       21,356  Outerwall, Inc. (b)                1,512,432
       88,311  Pep Boys-Manny, Moe & Jack
                  (The) (a)                       1,046,485
       72,071  Select Comfort Corp. (a)           1,876,729
       68,207  Sonic Automotive, Inc.,
                  Class A                         1,588,541
      154,532  Stage Stores, Inc.                 2,719,763
       51,747  Stein Mart, Inc.                     527,302
       58,148  Vitamin Shoppe, Inc. (a)           2,137,521
                                            ---------------
                                                 40,623,168
                                            ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.4%
       12,452  Electronics For Imaging,
                  Inc. (a)                          569,056
      152,725  QLogic Corp. (a)                   1,354,671
       36,632  Super Micro Computer,
                  Inc. (a)                          976,976
                                            ---------------
                                                  2,900,703
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.6%
       38,507  G-III Apparel Group Ltd. (a)       2,781,361
       99,740  Movado Group, Inc.                 2,526,414
       30,977  Oxford Industries, Inc.            2,599,900
       37,994  Steven Madden Ltd. (a)             1,583,590
       48,519  Unifi, Inc. (a)                    1,497,296
                                            ---------------
                                                 10,988,561
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.9%
       78,577  Astoria Financial Corp.            1,188,084
      141,275  Bank Mutual Corp.                  1,027,069
       25,626  BofI Holding, Inc. (a)             3,148,154
      143,966  Brookline Bancorp, Inc.            1,622,497
       63,966  Dime Community Bancshares,
                  Inc.                            1,087,422
       42,261  Northwest Bancshares, Inc.           536,292
       33,756  Oritani Financial Corp.              530,307
       57,061  Provident Financial
                  Services, Inc.                  1,119,537
       77,068  TrustCo Bank Corp. NY                480,133
      101,307  Walker & Dunlop, Inc. (a)          2,426,303
                                            ---------------
                                                 13,165,798
                                            ---------------


Page 48                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TOBACCO -- 0.4%
       47,260  Universal Corp.              $     2,696,183
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.5%
       54,657  Applied Industrial
                  Technologies, Inc.              2,111,400
       38,755  Kaman Corp.                        1,529,660
                                            ---------------
                                                  3,641,060
                                            ---------------
               WATER UTILITIES -- 0.1%
       14,490  American States Water Co.            558,589
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
      160,864  Spok Holdings, Inc.                2,691,255
                                            ---------------
               TOTAL COMMON STOCKS --
                  100.0%                        701,814,745
               (Cost $680,840,398)          ---------------

               MONEY MARKET FUNDS -- 2.2%
   15,009,957  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                  15,009,957
      349,676  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (c)                 349,676
                                            ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 2.2%                        15,359,633
               (Cost $15,359,633)           ---------------


PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS
                  -- 2.6%
$   4,703,631  JPMorgan Chase & Co.,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value of
                  $4,703,670.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 3.500%, due
                  05/15/20. The value of
                  the collateral including
                  accrued interest is
                  $4,830,417. (d)                 4,703,631
   13,506,477  RBC Capital Markets LLC,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value of
                  $13,506,590.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 0.625% to
                  2.375%, due 12/15/16 to
                  09/30/19. The value of
                  the collateral including
                  accrued interest is
                  $13,818,921. (d)               13,506,477
                                            ---------------


               DESCRIPTION                            VALUE
-----------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 2.6%                   $    18,210,108
               (Cost $18,210,108)           ---------------

               TOTAL INVESTMENTS -- 104.8%      735,384,486
               (Cost $714,410,139) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (4.8)%         (33,502,058)
                                            ---------------
               NET ASSETS -- 100.0%         $   701,882,428
                                            ===============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $31,779,500 and the total value of the collateral held by the Fund is $33,220,065.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $727,170,548. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $69,715,874 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $61,501,936.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  701,814,745   $        --   $      --
Money Market Funds        15,359,633            --          --
Repurchase Agreements             --    18,210,108          --
                      ----------------------------------------
Total Investments     $  717,174,378   $18,210,108   $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 49

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2015

-----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)      $   31,779,500
Non-cash Collateral(2)                             (31,779,500)
                                                --------------
Net Amount                                      $           --
                                                ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)      $   18,210,108
Non-cash Collateral(4)                             (18,210,108)
                                                --------------
Net Amount                                      $           --
                                                ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


Page 50                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.9%
       19,117  Honeywell International,
                  Inc.                      $     2,008,241
       52,868  L-3 Communications Holdings,
                  Inc.                            6,104,139
       19,506  Precision Castparts Corp.          3,802,110
       62,649  Raytheon Co.                       6,834,379
       35,145  United Technologies Corp.          3,525,395
                                            ---------------
                                                 22,274,264
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.7%
       45,759  FedEx Corp.                        7,844,008
                                            ---------------
               AIRLINES -- 0.3%
       97,626  American Airlines Group,
                  Inc.                            3,914,803
                                            ---------------
               AUTO COMPONENTS -- 1.4%
       68,591  BorgWarner, Inc.                   3,409,659
       22,909  Delphi Automotive PLC              1,788,735
      331,356  Goodyear Tire & Rubber (The)
                  Co.                             9,983,756
       39,357  Johnson Controls, Inc.             1,793,105
                                            ---------------
                                                 16,975,255
                                            ---------------
               AUTOMOBILES -- 1.5%
      259,739  Ford Motor Co.                     3,851,929
      233,944  General Motors Co.                 7,371,575
      106,375  Harley-Davidson, Inc.              6,201,663
                                            ---------------
                                                 17,425,167
                                            ---------------
               BANKS -- 3.9%
       96,718  BB&T Corp.                         3,894,834
       35,289  Citigroup, Inc.                    2,062,995
       37,984  Comerica, Inc.                     1,801,581
      187,257  Fifth Third Bancorp                3,945,505
      344,711  Huntington Bancshares, Inc.        4,022,777
       88,463  JPMorgan Chase & Co.               6,062,369
      129,783  KeyCorp                            1,925,980
       15,603  M&T Bank Corp.                     2,046,334
      120,256  People's United Financial,
                  Inc.                            1,956,565
       62,668  PNC Financial Services Group
                  (The), Inc.                     6,152,744
      188,160  Regions Financial Corp.            1,954,983
       90,625  SunTrust Banks, Inc.               4,018,313
       44,916  U.S. Bancorp                       2,030,652
       34,661  Wells Fargo & Co.                  2,005,832
       61,426  Zions Bancorporation               1,915,877
                                            ---------------
                                                 45,797,341
                                            ---------------
               CAPITAL MARKETS -- 2.3%
       46,446  Bank of New York Mellon
                  (The) Corp.                     2,015,756
      203,761  Franklin Resources, Inc.           9,281,314
       28,709  Goldman Sachs Group (The),
                  Inc.                            5,887,355
      103,993  Invesco Ltd.                       4,014,130
       77,116  T. Rowe Price Group, Inc.          5,947,957
                                            ---------------
                                                 27,146,512
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CHEMICALS -- 3.1%
       36,857  Airgas, Inc.                 $     3,760,151
      117,143  Dow Chemical (The) Co.             5,512,750
       32,088  E.I. du Pont de Nemours and
                  Co.                             1,789,227
       47,650  Eastman Chemical Co.               3,735,760
       17,836  International Flavors &
                  Fragrances, Inc.                2,061,663
       75,322  LyondellBasell Industries
                  N.V., Class A                   7,067,463
       18,288  Monsanto Co.                       1,863,364
      213,242  Mosaic (The) Co.                   9,156,612
       16,306  Praxair, Inc.                      1,861,167
                                            ---------------
                                                 36,808,157
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.4%
      232,272  ADT (The) Corp.                    8,020,352
      153,031  Republic Services, Inc.            6,508,409
       42,057  Waste Management, Inc.             2,150,374
                                            ---------------
                                                 16,679,135
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.2%
      283,954  Cisco Systems, Inc.                8,069,972
       77,938  Harris Corp.                       6,464,178
                                            ---------------
                                                 14,534,150
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.9%
      188,462  Fluor Corp.                        8,810,598
      191,959  Jacobs Engineering Group,
                  Inc. (a)                        8,085,313
      207,988  Quanta Services, Inc. (a)          5,744,629
                                            ---------------
                                                 22,640,540
                                            ---------------
               CONSUMER FINANCE -- 0.8%
       25,082  American Express Co.               1,907,737
       68,139  Capital One Financial Corp.        5,539,701
       33,831  Discover Financial Services        1,888,108
                                            ---------------
                                                  9,335,546
                                            ---------------
               DISTRIBUTORS -- 0.2%
       21,773  Genuine Parts Co.                  1,936,708
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 0.4%
      131,490  H&R Block, Inc.                    4,377,302
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.3%
      160,572  Leucadia National Corp.            3,776,653
                                            ---------------
               DIVERSIFIED
               TELECOMMUNICATION SERVICES
                  -- 1.6%
      109,760  AT&T, Inc.                         3,813,062
      340,040  CenturyLink, Inc.                  9,725,144
    1,210,955  Frontier Communications
                  Corp.                           5,715,708
                                            ---------------
                                                 19,253,914
                                            ---------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2015

SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES -- 8.7%
      147,203  American Electric Power Co.,
                  Inc.                      $     8,327,274
      110,413  Duke Energy Corp.                  8,194,853
      179,748  Edison International              10,786,677
      110,601  Entergy Corp.                      7,854,883
      132,002  Eversource Energy                  6,563,139
      317,962  Exelon Corp.                      10,203,401
      184,154  FirstEnergy Corp.                  6,253,870
       61,147  NextEra Energy, Inc.               6,432,664
      222,503  Pepco Holdings, Inc.               5,936,380
      137,060  Pinnacle West Capital Corp.        8,457,973
      339,002  PPL Corp.                         10,783,654
      143,060  Southern (The) Co.                 6,399,074
      186,272  Xcel Energy, Inc.                  6,458,050
                                            ---------------
                                                102,651,892
                                            ---------------
               ELECTRICAL EQUIPMENT -- 1.1%
       88,817  Eaton Corp. PLC                    5,380,534
      140,671  Emerson Electric Co.               7,279,724
                                            ---------------
                                                 12,660,258
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 1.7%
      506,355  Corning, Inc.                      9,458,711
      126,499  FLIR Systems, Inc.                 3,894,904
      121,265  TE Connectivity Ltd.               7,387,464
                                            ---------------
                                                 20,741,079
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 4.7%
       97,151  Baker Hughes, Inc.                 5,649,331
      232,244  Diamond Offshore Drilling,
                  Inc.                            5,097,756
      187,934  FMC Technologies, Inc. (a)         6,156,718
      231,957  Halliburton Co.                    9,693,483
      141,868  Helmerich & Payne, Inc.            8,191,458
      206,926  National Oilwell Varco, Inc.       8,717,792
      506,652  Noble Corp. PLC                    6,054,491
       69,547  Schlumberger Ltd.                  5,759,883
                                            ---------------
                                                 55,320,912
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 1.0%
      109,930  Wal-Mart Stores, Inc.              7,912,762
       98,851  Whole Foods Market, Inc.           3,598,176
                                            ---------------
                                                 11,510,938
                                            ---------------
               FOOD PRODUCTS -- 1.5%
      207,183  Archer-Daniels-Midland Co.         9,824,618
      182,908  Tyson Foods, Inc., Class A         8,111,970
                                            ---------------
                                                 17,936,588
                                            ---------------
               GAS UTILITIES -- 0.7%
      167,469  AGL Resources, Inc.                8,051,910
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 0.2%
       23,116  Varian Medical Systems,
                  Inc. (a)                        1,989,594
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 0.6%
       23,752  Anthem, Inc.                 $     3,664,221
       53,760  Quest Diagnostics, Inc.            3,968,026
                                            ---------------
                                                  7,632,247
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 0.9%
       78,937  Carnival Corp.                     4,206,553
       20,504  McDonald's Corp.                   2,047,529
       49,545  Royal Caribbean Cruises Ltd.       4,451,618
                                            ---------------
                                                 10,705,700
                                            ---------------
               HOUSEHOLD DURABLES -- 0.7%
      193,483  PulteGroup, Inc.                   4,008,968
       22,529  Whirlpool Corp.                    4,004,079
                                            ---------------
                                                  8,013,047
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.2%
       24,915  Procter & Gamble (The) Co.         1,910,981
                                            ---------------
               INDEPENDENT POWER AND
                 RENEWABLE ELECTRICITY
                  PRODUCERS -- 1.1%
      452,053  AES (The) Corp.                    5,786,279
      340,794  NRG Energy, Inc.                   7,650,825
                                            ---------------
                                                 13,437,104
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.3%
       12,633  3M Co.                             1,911,878
       22,775  Danaher Corp.                      2,085,279
                                            ---------------
                                                  3,997,157
                                            ---------------
               INSURANCE -- 7.4%
       58,952  ACE Ltd.                           6,412,209
       96,370  Aflac, Inc.                        6,172,498
      120,200  Allstate (The) Corp.               8,287,790
      161,604  American International
                  Group, Inc.                    10,362,048
       58,189  Assurant, Inc.                     4,340,899
       81,957  Chubb (The) Corp.                 10,189,714
       77,694  Cincinnati Financial Corp.         4,289,486
       93,786  Hartford Financial Services
                  Group (The), Inc.               4,459,524
       65,834  Lincoln National Corp.             3,707,771
      107,059  MetLife, Inc.                      5,967,469
       76,013  Principal Financial Group,
                  Inc.                            4,219,482
      140,089  Progressive (The) Corp.            4,272,715
       22,273  Prudential Financial, Inc.         1,968,042
       33,482  Torchmark Corp.                    2,062,826
      103,356  Travelers (The) Cos., Inc.        10,968,139
                                            ---------------
                                                 87,680,612
                                            ---------------
               IT SERVICES -- 2.2%
       31,543  Fidelity National
                 Information Services,
                  Inc.                            2,063,859
       36,851  International Business
                  Machines Corp.                  5,969,493
      210,740  Teradata Corp. (a)                 7,820,561
      938,945  Xerox Corp.                       10,347,174
                                            ---------------
                                                 26,201,087
                                            ---------------


Page 52                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               LEISURE PRODUCTS -- 0.3%
      151,759  Mattel, Inc.                 $     3,522,326
                                            ---------------
               MACHINERY -- 4.8%
       70,670  Caterpillar, Inc.                  5,556,782
       76,152  Cummins, Inc.                      9,863,968
       20,086  Deere & Co.                        1,899,533
      111,105  Dover Corp.                        7,118,497
       74,035  Flowserve Corp.                    3,478,905
       21,237  Illinois Tool Works, Inc.          1,900,074
      275,977  Joy Global, Inc.                   7,288,553
       93,939  PACCAR, Inc.                       6,091,005
       67,028  Parker-Hannifin Corp.              7,557,407
       18,523  Stanley Black & Decker, Inc.       1,953,991
      105,171  Xylem, Inc.                        3,631,555
                                            ---------------
                                                 56,340,270
                                            ---------------
               MEDIA -- 2.7%
       99,671  Comcast Corp., Class A             6,220,467
      410,845  News Corp., Class A (a)            6,051,747
      311,518  TEGNA, Inc.                        9,074,519
      306,971  Twenty-First Century Fox,
                  Inc., Class A                  10,587,430
                                            ---------------
                                                 31,934,163
                                            ---------------
               METALS & MINING -- 1.7%
      699,316  Alcoa, Inc.                        6,902,249
      427,670  Newmont Mining Corp.               7,343,094
      136,016  Nucor Corp.                        6,003,746
                                            ---------------
                                                 20,249,089
                                            ---------------
               MULTILINE RETAIL -- 1.2%
      159,565  Kohl's Corp.                       9,784,526
       47,760  Target Corp.                       3,909,156
                                            ---------------
                                                 13,693,682
                                            ---------------
               MULTI-UTILITIES -- 7.4%
      206,937  Ameren Corp.                       8,500,972
      409,741  CenterPoint Energy, Inc.           7,924,391
      122,446  CMS Energy Corp.                   4,195,000
      134,716  Consolidated Edison, Inc.          8,566,590
      104,466  DTE Energy Co.                     8,405,334
      158,806  PG&E Corp.                         8,338,903
      254,338  Public Service Enterprise
                  Group, Inc.                    10,598,265
      197,243  SCANA Corp.                       10,808,916
       60,584  Sempra Energy                      6,166,240
      441,527  TECO Energy, Inc.                  9,766,577
       86,695  WEC Energy Group, Inc.             4,248,055
                                            ---------------
                                                 87,519,243
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 11.3%
      349,032  Chesapeake Energy Corp.            3,022,617
      103,559  Chevron Corp.                      9,162,900
      162,683  ConocoPhillips                     8,189,462
      358,665  CONSOL Energy, Inc.                5,925,146
       23,965  EQT Corp.                          1,841,710
      120,077  Exxon Mobil Corp.                  9,511,299
      149,378  Hess Corp.                         8,814,796


SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
      293,797  Marathon Oil Corp.           $     6,172,675
      190,984  Marathon Petroleum Corp.          10,441,095
      240,327  Murphy Oil Corp.                   7,880,322
      215,874  Newfield Exploration Co. (a)       7,078,509
      234,076  Noble Energy, Inc.                 8,246,498
      124,012  Phillips 66                        9,858,954
       56,222  Pioneer Natural Resources
                  Co.                             7,127,263
      439,524  Southwestern Energy Co. (a)        8,175,146
      118,355  Tesoro Corp.                      11,520,676
      159,591  Valero Energy Corp.               10,469,170
                                            ---------------
                                                133,438,238
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.2%
       40,961  International Paper Co.            1,960,803
                                            ---------------
               PHARMACEUTICALS -- 1.4%
       40,003  Johnson & Johnson                  4,008,701
      175,485  Merck & Co., Inc.                 10,346,595
       58,137  Pfizer, Inc.                       2,096,420
                                            ---------------
                                                 16,451,716
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 0.3%
       52,543  Prologis, Inc.                     2,133,771
       61,884  Weyerhaeuser Co.                   1,899,220
                                            ---------------
                                                  4,032,991
                                            ---------------
               ROAD & RAIL -- 1.5%
       42,749  Kansas City Southern               4,240,273
       89,256  Norfolk Southern Corp.             7,526,958
       68,607  Ryder System, Inc.                 6,210,306
                                            ---------------
                                                 17,977,537
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 2.0%
      311,874  Applied Materials, Inc.            5,414,133
      165,972  First Solar, Inc. (a)              7,352,560
       44,073  Linear Technology Corp.            1,806,993
       41,104  Microchip Technology, Inc.         1,760,895
      116,370  Texas Instruments, Inc.            5,816,173
       44,143  Xilinx, Inc.                       1,842,970
                                            ---------------
                                                 23,993,724
                                            ---------------
               SOFTWARE -- 1.5%
      266,213  CA, Inc.                           7,756,116
       96,742  Oracle Corp.                       3,863,875
      257,816  Symantec Corp.                     5,862,736
                                            ---------------
                                                 17,482,727
                                            ---------------
               SPECIALTY RETAIL -- 3.4%
      113,038  Bed Bath & Beyond, Inc. (a)        7,373,469
      239,110  Best Buy Co., Inc.                 7,720,862
      232,551  GameStop Corp., Class A           10,662,463
      204,280  Gap (The), Inc.                    7,452,134
      222,782  Urban Outfitters, Inc. (a)         7,267,149
                                            ---------------
                                                 40,476,077
                                            ---------------


                        See Notes to Financial Statements                Page 53

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 1.9%
      227,140  EMC Corp.                    $     6,107,794
      332,902  Hewlett-Packard Co.               10,160,169
      189,931  NetApp, Inc.                       5,916,351
                                            ---------------
                                                 22,184,314
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.3%
      112,646  Coach, Inc.                        3,514,555
      144,037  Fossil Group, Inc. (a)             9,902,544
       33,843  PVH Corp.                          3,927,142
       75,479  Ralph Lauren Corp.                 9,502,051
                                            ---------------
                                                 26,846,292
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.2%
        8,237  W.W. Grainger, Inc.                1,883,884
                                            ---------------
               TOTAL COMMON STOCKS --
                  100.0%                      1,181,147,637
               (Cost $1,212,089,886)

               MONEY MARKET FUNDS -- 0.0%
      460,059  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                   Class - 0.03% (b)                460,059
               (Cost $460,059)              ---------------

               TOTAL INVESTMENTS -- 100.0%    1,181,607,696
               (Cost $1,212,549,945) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%               139,332
                                            ---------------
               NET ASSETS -- 100.0%         $ 1,181,747,028
                                            ===============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $1,229,605,343. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $54,308,348 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $102,305,995.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $1,181,147,637    $      --    $      --
Money Market Funds           460,059           --           --
                      ----------------------------------------
Total Investments     $1,181,607,696    $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 54                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 3.1%
       18,380  Boeing (The) Co.             $     2,649,844
       27,781  General Dynamics Corp.             4,142,425
        6,858  Lockheed Martin Corp.              1,420,292
       16,063  Northrop Grumman Corp.             2,779,060
       42,624  Rockwell Collins, Inc.             3,606,843
      147,005  Textron, Inc.                      6,424,118
                                            ---------------
                                                 21,022,582
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.4%
       55,291  Expeditors International of
                  Washington, Inc.                2,591,489
                                            ---------------
               AIRLINES -- 0.2%
       31,030  Delta Air Lines, Inc.              1,375,870
                                            ---------------
               BEVERAGES -- 2.0%
       25,454  Brown-Forman Corp., Class B        2,759,468
       43,948  Constellation Brands, Inc.,
                  Class A                         5,274,639
       17,492  Dr Pepper Snapple Group,
                  Inc.                            1,403,208
       29,374  Monster Beverage Corp. (a)         4,510,378
                                            ---------------
                                                 13,947,693
                                            ---------------
               BIOTECHNOLOGY -- 3.5%
       14,097  Alexion Pharmaceuticals,
                  Inc. (a)                        2,783,312
        8,299  Amgen, Inc.                        1,465,520
        9,737  Biogen, Inc. (a)                   3,103,961
       22,025  Celgene Corp. (a)                  2,890,781
       56,038  Gilead Sciences, Inc.              6,604,639
       12,864  Regeneron Pharmaceuticals,
                  Inc. (a)                        7,122,282
                                            ---------------
                                                 23,970,495
                                            ---------------
               BUILDING PRODUCTS -- 1.0%
       21,193  Allegion PLC                       1,339,821
      217,443  Masco Corp.                        5,738,321
                                            ---------------
                                                  7,078,142
                                            ---------------
               CAPITAL MARKETS -- 2.1%
       11,655  Affiliated Managers Group,
                  Inc. (a)                        2,423,075
       10,201  Ameriprise Financial, Inc.         1,281,960
      120,571  Charles Schwab (The) Corp.         4,205,516
       85,124  E*TRADE Financial Corp. (a)        2,419,224
       51,478  Northern Trust Corp.               3,937,552
                                            ---------------
                                                 14,267,327
                                            ---------------
               CHEMICALS -- 1.5%
       39,654  CF Industries Holdings, Inc.       2,347,517
       11,273  Ecolab, Inc.                       1,305,526
       11,104  PPG Industries, Inc.               1,203,451
       14,312  Sherwin-Williams (The) Co.         3,975,301
        9,142  Sigma-Aldrich Corp.                1,276,315
                                            ---------------
                                                 10,108,110
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 0.8%
       46,530  Cintas Corp.                 $     3,978,315
        9,525  Stericycle, Inc. (a)               1,342,739
                                            ---------------
                                                  5,321,054
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.2%
       10,599  F5 Networks, Inc. (a)              1,421,750
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 1.6%
       36,029  Martin Marietta Materials,
                  Inc.                            5,650,068
       60,748  Vulcan Materials Co.               5,529,283
                                            ---------------
                                                 11,179,351
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 1.3%
       36,337  Ball Corp.                         2,465,102
      127,697  Sealed Air Corp.                   6,789,650
                                            ---------------
                                                  9,254,752
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 1.5%
       11,393  Intercontinental Exchange,
                  Inc.                            2,598,059
       25,373  McGraw Hill Financial, Inc.        2,581,703
       47,230  Moody's Corp.                      5,215,609
                                            ---------------
                                                 10,395,371
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION
                  SERVICES -- 0.5%
       74,739  Level 3 Communications,
                  Inc. (a)                        3,774,320
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.5%
       46,532  AMETEK, Inc.                       2,468,523
       10,223  Rockwell Automation, Inc.          1,193,842
                                            ---------------
                                                  3,662,365
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 0.6%
       67,904  Amphenol Corp., Class A            3,830,465
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.7%
       97,354  Cameron International
                  Corp. (a)                       4,912,483
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 2.1%
       62,561  CVS Health Corp.                   7,036,236
      180,971  Kroger (The) Co.                   7,101,302
                                            ---------------
                                                 14,137,538
                                            ---------------
               FOOD PRODUCTS -- 3.1%
       53,507  Campbell Soup Co.                  2,638,430
      150,063  ConAgra Foods, Inc.                6,611,776
       22,872  General Mills, Inc.                1,331,379
       69,831  Hormel Foods Corp.                 4,134,693
       46,231  Kraft Heinz (The) Co.              3,673,978
       31,500  McCormick & Co., Inc.              2,583,315
                                            ---------------
                                                 20,973,571
                                            ---------------


                        See Notes to Financial Statements                Page 55

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 3.8%
       80,208  Abbott Laboratories          $     4,065,744
       33,551  Baxter International, Inc.         1,344,724
        9,003  Becton, Dickinson and Co.          1,369,806
      222,395  Boston Scientific Corp. (a)        3,856,329
       14,929  C. R. Bard, Inc.                   2,935,788
       35,793  Edwards Lifesciences
                  Corp. (a)                       5,446,263
       17,209  Medtronic PLC                      1,349,013
       34,890  St. Jude Medical, Inc.             2,575,580
       26,674  Stryker Corp.                      2,727,950
                                            ---------------
                                                 25,671,197
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 10.3%
       51,468  Aetna, Inc.                        5,814,340
       61,705  AmerisourceBergen Corp.            6,525,304
       40,492  Cigna Corp.                        5,833,277
       49,530  DaVita HealthCare Partners,
                  Inc. (a)                        3,914,356
       57,334  Express Scripts Holding
                  Co. (a)                         5,164,073
       72,316  HCA Holdings, Inc. (a)             6,726,111
       35,884  Henry Schein, Inc. (a)             5,310,114
       29,180  McKesson Corp.                     6,436,233
      104,797  Patterson Cos., Inc.               5,256,618
      113,361  Tenet Healthcare Corp. (a)         6,382,224
       53,782  UnitedHealth Group, Inc.           6,529,135
       46,170  Universal Health Services,
                  Inc., Class B                   6,705,269
                                            ---------------
                                                 70,597,054
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 0.4%
       36,909  Cerner Corp. (a)                   2,647,113
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 2.0%
       17,129  Marriott International,
                  Inc., Class A                   1,243,737
      122,364  Starbucks Corp.                    7,088,547
       15,568  Wyndham Worldwide Corp.            1,284,671
       43,699  Yum! Brands, Inc.                  3,835,024
                                            ---------------
                                                 13,451,979
                                            ---------------
               HOUSEHOLD DURABLES -- 4.8%
      186,353  D.R. Horton, Inc.                  5,532,820
       33,089  Harman International
                  Industries, Inc.                3,562,362
      134,784  Leggett & Platt, Inc.              6,444,023
      128,546  Lennar Corp., Class A              6,818,080
       26,705  Mohawk Industries, Inc. (a)        5,383,461
      124,020  Newell Rubbermaid, Inc.            5,367,586
                                            ---------------
                                                 33,108,332
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.4%
       14,786  Roper Technologies, Inc.           2,473,254
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               INSURANCE -- 0.4%
       12,796  Aon PLC                      $     1,289,453
       22,484  Marsh & McLennan Cos., Inc.        1,302,723
                                            ---------------
                                                  2,592,176
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 4.0%
       15,114  Amazon.com, Inc. (a)               8,103,371
       59,993  Expedia, Inc.                      7,285,550
       69,902  Netflix, Inc. (a)                  7,990,498
        1,107  Priceline Group (The),
                  Inc. (a)                        1,376,632
       29,248  TripAdvisor, Inc. (a)              2,321,706
                                            ---------------
                                                 27,077,757
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.3%
       56,378  Akamai Technologies,
                  Inc. (a)                        4,324,756
      155,263  eBay, Inc. (a)                     4,365,996
       59,444  Facebook, Inc., Class A (a)        5,588,330
       20,650  VeriSign, Inc. (a)                 1,464,911
                                            ---------------
                                                 15,743,993
                                            ---------------
               IT SERVICES -- 5.2%
       52,688  Accenture PLC, Class A             5,432,660
        8,736  Alliance Data Systems
                  Corp. (a)                       2,402,750
       83,467  Cognizant Technology
                 Solutions Corp.,
                  Class A (a)                     5,266,768
       47,526  Fiserv, Inc. (a)                   4,128,108
       42,106  MasterCard, Inc., Class A          4,101,124
       27,191  Paychex, Inc.                      1,261,662
      157,077  Total System Services, Inc.        7,260,099
       37,962  Visa, Inc., Class A                2,860,057
      125,392  Western Union (The) Co.            2,537,934
                                            ---------------
                                                 35,251,162
                                            ---------------
               LEISURE PRODUCTS -- 1.0%
       87,719  Hasbro, Inc.                       6,906,994
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 1.4%
       48,426  PerkinElmer, Inc.                  2,562,704
       19,655  Thermo Fisher Scientific,
                  Inc.                            2,742,462
       30,670  Waters Corp. (a)                   4,094,138
                                            ---------------
                                                  9,399,304
                                            ---------------
               MACHINERY -- 1.7%
       40,968  Pall Corp.                         5,180,404
       41,200  Snap-on, Inc.                      6,789,760
                                            ---------------
                                                 11,970,164
                                            ---------------
               MEDIA -- 2.1%
       38,317  Discovery Communications,
                  Inc., Class A (a)               1,265,227
       28,615  Time Warner Cable, Inc.            5,437,136
       29,163  Time Warner, Inc.                  2,567,511
       44,678  Walt Disney (The) Co.              5,361,360
                                            ---------------
                                                 14,631,234
                                            ---------------
               MULTILINE RETAIL -- 2.5%
       84,392  Dollar General Corp.               6,782,585
       64,550  Dollar Tree, Inc. (a)              5,036,836
       58,339  Macy's, Inc.                       4,028,891


Page 56                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTILINE RETAIL (CONTINUED)
       17,105  Nordstrom, Inc.              $     1,305,283
                                            ---------------
                                                 17,153,595
                                            ---------------
               MULTI-UTILITIES -- 0.4%
      142,305  NiSource, Inc.                     2,484,645
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.7%
       40,413  Cabot Oil & Gas Corp.              1,057,204
       68,598  Williams (The) Cos., Inc.          3,600,023
                                            ---------------
                                                  4,657,227
                                            ---------------
               PERSONAL PRODUCTS -- 0.6%
       45,419  Estee Lauder (The) Cos.,
                  Inc., Class A                   4,047,287
                                            ---------------
               PHARMACEUTICALS -- 5.9%
       58,584  AbbVie, Inc.                       4,101,466
       16,799  Allergan PLC (a)                   5,562,989
       19,161  Bristol-Myers Squibb Co.           1,257,728
       30,533  Eli Lilly and Co.                  2,580,344
       15,999  Endo International PLC (a)         1,400,553
       73,956  Hospira, Inc. (a)                  6,615,364
       33,445  Mallinckrodt PLC (a)               4,145,842
       96,684  Mylan N.V. (a)                     5,413,337
       27,579  Perrigo Co. PLC                    5,300,684
       81,635  Zoetis, Inc.                       3,998,482
                                            ---------------
                                                 40,376,789
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.2%
       52,513  Equifax, Inc.                      5,363,153
       28,478  Nielsen N.V.                       1,380,044
       22,974  Robert Half International,
                  Inc.                            1,264,259
                                            ---------------
                                                  8,007,456
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.4%
       13,668  American Tower Corp.               1,299,964
       15,878  Crown Castle International
                  Corp.                           1,300,567
       20,073  Equinix, Inc.                      5,598,560
        6,001  Essex Property Trust, Inc.         1,349,685
                                            ---------------
                                                  9,548,776
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.8%
      137,811  CBRE Group, Inc., Class A
                  (a)                             5,232,684
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 5.4%
       99,577  Altera Corp.                       4,944,994
       61,327  Analog Devices, Inc.               3,577,204
       49,362  Avago Technologies Ltd.            6,177,161
       99,017  Broadcom Corp., Class A            5,011,250
       62,675  Lam Research Corp.                 4,817,827
      126,764  NVIDIA Corp.                       2,528,942
       63,517  Qorvo, Inc. (a)                    3,680,810
       63,018  Skyworks Solutions, Inc.           6,028,932
                                            ---------------
                                                 36,767,120
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SOFTWARE -- 4.0%
       31,478  Adobe Systems, Inc. (a)      $     2,580,881
       56,104  Citrix Systems, Inc. (a)           4,242,023
       98,658  Electronic Arts, Inc. (a)          7,058,980
       12,649  Intuit, Inc.                       1,337,885
       57,741  Microsoft Corp.                    2,696,505
       51,849  Red Hat, Inc. (a)                  4,100,219
       73,234  salesforce.com, Inc. (a)           5,368,052
                                            ---------------
                                                 27,384,545
                                            ---------------
               SPECIALTY RETAIL -- 6.1%
       80,964  AutoNation, Inc. (a)               5,047,296
        3,824  AutoZone, Inc. (a)                 2,680,394
       77,004  CarMax, Inc. (a)                   4,967,528
       35,424  Home Depot (The), Inc.             4,145,671
       14,867  L Brands, Inc.                     1,200,064
       38,075  Lowe's Cos., Inc.                  2,640,882
       29,039  O'Reilly Automotive,
                  Inc. (a)                        6,978,362
       80,986  Ross Stores, Inc.                  4,305,216
       38,524  TJX (The) Cos., Inc.               2,689,746
       72,939  Tractor Supply Co.                 6,748,316
                                            ---------------
                                                 41,403,475
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 0.7%
       40,652  Apple, Inc.                        4,931,088
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.9%
      153,024  Hanesbrands, Inc.                  4,748,335
       60,737  NIKE, Inc., Class B                6,998,117
       78,627  Under Armour, Inc.,
                  Class A (a)                     7,810,020
                                            ---------------
                                                 19,556,472
                                            ---------------
               TOBACCO -- 0.7%
       52,728  Reynolds American, Inc.            4,523,535
                                            ---------------
               TOTAL COMMON STOCKS --
                  99.8%                         680,821,135
               (Cost $605,860,305)

               MONEY MARKET FUNDS -- 0.3%
    1,862,640  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                   Class - 0.03% (b)              1,862,640
               (Cost $1,862,640)            ---------------

               TOTAL INVESTMENTS -- 100.1%      682,683,775
               (Cost $607,722,945) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%            (918,466)
                                            ---------------
               NET ASSETS -- 100.0%         $   681,765,309
                                            ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2015


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $609,673,815. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $77,702,395 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,692,435.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  680,821,135    $      --    $      --
Money Market Funds         1,862,640           --           --
                      ----------------------------------------
Total Investments     $  682,683,775    $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 58                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 2.0%
        6,567  AAR Corp.                    $       176,981
        1,100  Cubic Corp.                           48,807
        2,080  Engility Holdings, Inc.               45,573
        3,471  Esterline Technologies
                  Corp. (a)                         307,739
        1,627  Honeywell International,
                  Inc.                              170,916
        1,959  Huntington Ingalls
                  Industries, Inc.                  230,006
        4,999  KLX, Inc. (a)                        196,361
        4,500  L-3 Communications Holdings,
                  Inc.                              519,570
        2,221  Moog, Inc., Class A (a)              148,496
        3,321  National Presto Industries,
                  Inc.                              262,891
        1,660  Precision Castparts Corp.            323,567
        5,332  Raytheon Co.                         581,668
        3,136  Teledyne Technologies,
                  Inc. (a)                          325,109
        6,686  Triumph Group, Inc.                  360,041
        2,991  United Technologies Corp.            300,027
                                            ---------------
                                                  3,997,752
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.5%
        4,854  Atlas Air Worldwide
                  Holdings, Inc. (a)                238,574
        3,895  FedEx Corp.                          667,681
                                            ---------------
                                                    906,255
                                            ---------------
               AIRLINES -- 0.4%
        8,309  American Airlines Group,
                  Inc.                              333,191
       29,058  Republic Airways Holdings,
                  Inc. (a)                          146,452
       13,916  SkyWest, Inc.                        230,449
                                            ---------------
                                                    710,092
                                            ---------------
               AUTO COMPONENTS -- 1.1%
        5,838  BorgWarner, Inc.                     290,207
       21,440  Dana Holding Corp.                   397,927
        1,950  Delphi Automotive PLC                152,256
        2,196  Dorman Products, Inc. (a)            115,905
       28,202  Goodyear Tire & Rubber (The)
                  Co.                               849,726
        3,350  Johnson Controls, Inc.               152,626
        4,470  Standard Motor Products,
                  Inc.                              163,468
        8,573  Superior Industries
                  International, Inc.               145,055
                                            ---------------
                                                  2,267,170
                                            ---------------
               AUTOMOBILES -- 1.0%
       22,106  Ford Motor Co.                       327,832
       19,911  General Motors Co.                   627,396
        9,054  Harley-Davidson, Inc.                527,848
        7,840  Thor Industries, Inc.                438,099
                                            ---------------
                                                  1,921,175
                                            ---------------
               BANKS -- 4.1%
       10,884  Associated Banc-Corp.                214,524
        4,282  BancorpSouth, Inc.                   108,206
        8,232  BB&T Corp.                           331,503
        7,076  BBCN Bancorp, Inc.                   108,617
        3,399  Cathay General Bancorp               109,142


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               BANKS (CONTINUED)
        2,203  Central Pacific Financial
                  Corp.                     $        51,308
        3,003  Citigroup, Inc.                      175,555
        2,125  City Holding Co.                     102,468
        3,233  Comerica, Inc.                       153,341
        1,385  Community Bank System, Inc.           52,949
        1,404  Cullen/Frost Bankers, Inc.           101,720
        3,654  F.N.B. Corp.                          50,389
       15,937  Fifth Third Bancorp                  335,793
       55,343  First BanCorp (a)                    238,528
        5,456  First Commonwealth Financial
                  Corp.                              50,195
        2,917  First Financial Bancorp               55,452
       10,591  FirstMerit Corp.                     198,475
       16,892  Fulton Financial Corp.               218,920
       10,370  Hancock Holding Co.                  303,011
        2,106  Hanmi Financial Corp.                 53,303
       29,338  Huntington Bancshares, Inc.          342,375
       12,316  International Bancshares
                  Corp.                             331,670
        7,529  JPMorgan Chase & Co.                 515,962
       11,046  KeyCorp                              163,923
        1,328  M&T Bank Corp.                       174,167
        9,277  National Penn Bancshares,
                  Inc.                               99,449
        3,999  NBT Bancorp, Inc.                    108,093
       19,616  OFG Bancorp                          158,105
        7,237  Old National Bancorp                 104,140
       10,235  People's United Financial,
                  Inc.                              166,523
        5,334  PNC Financial Services Group
                  (The), Inc.                       523,692
        3,821  Prosperity Bancshares, Inc.          208,588
       16,014  Regions Financial Corp.              166,385
        1,768  S&T Bancorp, Inc.                     54,667
        3,560  Sterling Bancorp                      53,008
        7,713  SunTrust Banks, Inc.                 341,994
       13,282  TCF Financial Corp.                  218,622
          974  Tompkins Financial Corp.              52,645
       13,247  Trustmark Corp.                      318,458
        3,823  U.S. Bancorp                         172,838
          918  UMB Financial Corp.                   50,325
       10,699  Valley National Bancorp              106,134
        2,789  Webster Financial Corp.              107,823
        2,950  Wells Fargo & Co.                    170,717
        4,143  Wilshire Bancorp, Inc.                48,142
        1,960  Wintrust Financial Corp.             105,683
        5,228  Zions Bancorporation                 163,061
                                            ---------------
                                                  8,040,588
                                            ---------------
               BUILDING PRODUCTS -- 0.3%
        9,860  Griffon Corp.                        169,986
        2,442  Quanex Building Products
                  Corp.                              49,035
        3,078  Simpson Manufacturing Co.,
                  Inc.                              110,254
        5,127  Universal Forest Products,
                  Inc.                              325,565
                                            ---------------
                                                    654,840
                                            ---------------
               CAPITAL MARKETS -- 1.8%
        3,953  Bank of New York Mellon
                  (The) Corp.                       171,560
       12,814  Calamos Asset Management,
                  Inc., Class A                     153,896


                        See Notes to Financial Statements                Page 59

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CAPITAL MARKETS (CONTINUED)
        2,819  Eaton Vance Corp.            $       108,137
       17,342  Franklin Resources, Inc.             789,928
        2,443  Goldman Sachs Group (The),
                  Inc.                              500,986
        8,851  Invesco Ltd.                         341,649
        4,220  Investment Technology Group,
                  Inc.                               85,877
        6,113  Piper Jaffray Cos. (a)               274,168
        1,910  Stifel Financial Corp. (a)           104,955
        6,563  T. Rowe Price Group, Inc.            506,204
        2,017  Virtus Investment Partners,
                  Inc.                              243,775
        6,995  Waddell & Reed Financial,
                  Inc., Class A                     314,145
                                            ---------------
                                                  3,595,280
                                            ---------------
               CHEMICALS -- 2.7%
        1,197  A. Schulman, Inc.                     44,564
        3,137  Airgas, Inc.                         320,037
        1,996  Albemarle Corp.                      108,183
       15,201  Cabot Corp.                          534,771
        8,100  Calgon Carbon Corp.                  143,289
        9,970  Dow Chemical (The) Co.               469,188
        2,731  E.I. du Pont de Nemours and
                  Co.                               152,281
        4,055  Eastman Chemical Co.                 317,912
       20,727  FutureFuel Corp.                     237,117
        3,886  Hawkins, Inc.                        141,761
        2,982  Innophos Holdings, Inc.              153,514
        1,518  International Flavors &
                  Fragrances, Inc.                  175,466
       17,529  Intrepid Potash, Inc. (a)            149,698
        2,191  Kraton Performance Polymers,
                  Inc. (a)                           44,959
        6,411  LyondellBasell Industries
                  N.V., Class A                     601,544
        1,557  Monsanto Co.                         158,643
       18,149  Mosaic (The) Co.                     779,318
       12,279  Olin Corp.                           282,294
        1,388  Praxair, Inc.                        158,426
        2,901  Stepan Co.                           142,178
        7,100  Tredegar Corp.                       119,706
                                            ---------------
                                                  5,234,849
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.7%
        3,184  ABM Industries, Inc.                 104,945
       19,769  ADT (The) Corp.                      682,624
        5,337  Deluxe Corp.                         343,863
        3,999  Essendant, Inc.                      147,243
        7,626  Herman Miller, Inc.                  213,833
        2,274  MSA Safety, Inc.                     117,452
        6,329  R.R. Donnelley & Sons Co.            111,074
       13,024  Republic Services, Inc.              553,911
        8,163  Tetra Tech, Inc.                     217,462
        1,871  UniFirst Corp.                       207,344
        7,720  Viad Corp.                           221,332


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMERCIAL SERVICES &
                  SUPPLIES (CONTINUED)
        4,682  Waste Connections, Inc.      $       234,709
        3,579  Waste Management, Inc.               182,994
                                            ---------------
                                                  3,338,786
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.1%
        6,440  ADTRAN, Inc.                         106,260
       10,465  Black Box Corp.                      163,882
       24,167  Cisco Systems, Inc.                  686,826
        9,183  Comtech Telecommunications
                  Corp.                             264,563
        6,633  Harris Corp.                         550,141
       38,569  Polycom, Inc. (a)                    438,915
                                            ---------------
                                                  2,210,587
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.3%
        2,191  EMCOR Group, Inc.                    104,796
       16,040  Fluor Corp.                          749,870
        6,213  Granite Construction, Inc.           211,366
       16,338  Jacobs Engineering Group,
                  Inc. (a)                          688,157
       36,947  Orion Marine Group, Inc. (a)         267,496
       17,702  Quanta Services, Inc. (a)            488,929
                                            ---------------
                                                  2,510,614
                                            ---------------
               CONSUMER FINANCE -- 1.0%
        2,135  American Express Co.                 162,388
        5,799  Capital One Financial Corp.          471,459
        3,996  Cash America International,
                  Inc.                              110,809
        2,879  Discover Financial Services          160,677
        3,673  Encore Capital Group,
                  Inc. (a)                          157,976
       35,902  EZCORP, Inc., Class A (a)            254,545
        3,443  First Cash Financial
                  Services, Inc. (a)                140,027
       13,952  Green Dot Corp., Class A (a)         289,085
        4,337  World Acceptance Corp. (a)           236,020
                                            ---------------
                                                  1,982,986
                                            ---------------
               CONTAINERS & PACKAGING
                  -- 0.7%
        3,460  AptarGroup, Inc.                     234,553
        7,352  Bemis Co., Inc.                      327,679
        9,231  Greif, Inc., Class A                 286,069
        2,091  Silgan Holdings, Inc.                111,806
       10,295  Sonoco Products Co.                  424,977
                                            ---------------
                                                  1,385,084
                                            ---------------
               DISTRIBUTORS -- 0.1%
        1,853  Genuine Parts Co.                    164,824
       12,639  VOXX International Corp. (a)         101,112
                                            ---------------
                                                    265,936
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 1.4%
       10,372  American Public Education,
                  Inc. (a)                          268,324
       44,010  Apollo Education Group,
                  Inc. (a)                          563,768
        3,900  Capella Education Co.                200,889
       18,908  DeVry Education Group, Inc.          574,425
          873  Graham Holdings Co., Class B         601,986


Page 60                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER
                  SERVICES (CONTINUED)
       11,191  H&R Block, Inc.              $       372,548
       18,253  Universal Technical
                  Institute, Inc.                   116,272
                                            ---------------
                                                  2,698,212
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.2%
       13,666  Leucadia National Corp.              321,424
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION
                  SERVICES -- 1.1%
        9,342  AT&T, Inc.                           324,541
        2,272  Atlantic Tele-Network, Inc.          160,721
       28,941  CenturyLink, Inc.                    827,713
      103,064  Frontier Communications
                  Corp.                             486,462
       29,346  Iridium Communications,
                  Inc. (a)                          217,747
        7,076  Lumos Networks Corp.                  98,781
                                            ---------------
                                                  2,115,965
                                            ---------------
               ELECTRIC UTILITIES -- 6.2%
        5,750  ALLETE, Inc.                         277,668
       12,529  American Electric Power Co.,
                  Inc.                              708,766
        6,145  Cleco Corp.                          334,472
        9,397  Duke Energy Corp.                    697,445
       15,298  Edison International                 918,033
        6,039  El Paso Electric Co.                 220,001
        9,413  Entergy Corp.                        668,511
       11,235  Eversource Energy                    558,604
       27,062  Exelon Corp.                         868,420
       15,673  FirstEnergy Corp.                    532,255
       18,263  Great Plains Energy, Inc.            476,847
        7,421  Hawaiian Electric
                  Industries, Inc.                  222,259
        7,859  IDACORP, Inc.                        488,123
        5,204  NextEra Energy, Inc.                 547,461
       15,444  OGE Energy Corp.                     459,613
       18,937  Pepco Holdings, Inc.                 505,239
       11,665  Pinnacle West Capital Corp.          719,847
       17,936  PNM Resources, Inc.                  473,152
       28,852  PPL Corp.                            917,782
       12,176  Southern (The) Co.                   544,632
        2,284  UIL Holdings Corp.                   109,495
       12,894  Westar Energy, Inc.                  485,459
       15,854  Xcel Energy, Inc.                    549,658
                                            ---------------
                                                 12,283,742
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.8%
        7,559  Eaton Corp. PLC                      457,924
       11,972  Emerson Electric Co.                 619,551
        2,363  Encore Wire Corp.                     81,122
        1,489  EnerSys                               92,988
        3,237  Franklin Electric Co., Inc.           93,420
        2,037  Hubbell, Inc., Class B               212,683
                                            ---------------
                                                  1,557,688
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 4.5%
        2,409  Anixter International,
                  Inc. (a)                  $       159,500
       10,159  Arrow Electronics, Inc. (a)          590,746
       13,789  Avnet, Inc.                          575,415
       12,248  Benchmark Electronics,
                  Inc. (a)                          270,191
       10,280  Checkpoint Systems, Inc.              89,847
        2,473  Coherent, Inc. (a)                   143,310
       43,096  Corning, Inc.                        805,033
        5,431  CTS Corp.                            102,049
        8,824  Daktronics, Inc.                     100,858
       14,242  Fabrinet (a)                         264,332
        1,120  FARO Technologies, Inc. (a)           49,157
        1,330  FEI Co.                              114,340
       10,766  FLIR Systems, Inc.                   331,485
       11,027  II-VI, Inc. (a)                      187,459
       17,628  Ingram Micro, Inc., Class A
                  (a)                               480,010
        5,248  Insight Enterprises,
                  Inc. (a)                          141,644
       15,543  Jabil Circuit, Inc.                  314,746
       10,610  Keysight Technologies,
                  Inc. (a)                          324,029
        1,103  Littelfuse, Inc.                     101,476
        3,574  Mercury Systems, Inc. (a)             50,358
          759  MTS Systems Corp.                     49,039
        3,744  National Instruments Corp.           108,426
        8,279  Newport Corp. (a)                    131,139
        2,217  OSI Systems, Inc. (a)                155,589
        2,731  Park Electrochemical Corp.            48,229
        4,770  Plexus Corp. (a)                     181,928
        5,688  Rofin-Sinar Technologies,
                  Inc. (a)                          141,859
        1,582  Rogers Corp. (a)                      88,545
       13,232  Sanmina Corp. (a)                    292,030
        5,499  ScanSource, Inc. (a)                 208,027
        2,860  SYNNEX Corp.                         216,302
       10,321  TE Connectivity Ltd.                 628,755
        9,848  Tech Data Corp. (a)                  574,434
        4,702  Trimble Navigation Ltd. (a)          108,616
       20,951  TTM Technologies, Inc. (a)           191,283
       48,532  Vishay Intertechnology, Inc.         557,147
                                            ---------------
                                                  8,877,333
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 5.5%
       21,439  Atwood Oceanics, Inc.                445,931
        8,269  Baker Hughes, Inc.                   480,842
       27,722  Basic Energy Services,
                  Inc. (a)                          167,441
        3,927  Bristow Group, Inc.                  176,911
        1,257  CARBO Ceramics, Inc.                  41,292
       19,766  Diamond Offshore Drilling,
                  Inc.                              433,864
        7,533  Dril-Quip, Inc. (a)                  440,003
       10,220  Era Group, Inc. (a)                  173,025
        4,808  Exterran Holdings, Inc.              119,190
       15,995  FMC Technologies, Inc. (a)           523,996
       23,881  Gulf Island Fabrication,
                  Inc.                              272,482
       22,996  GulfMark Offshore, Inc.,
                  Class A                           216,622
       19,742  Halliburton Co.                      825,018


                        See Notes to Financial Statements                Page 61

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
       44,882  Helix Energy Solutions
                  Group, Inc. (a)           $       375,662
       12,074  Helmerich & Payne, Inc.              697,153
       12,993  Hornbeck Offshore Services,
                  Inc. (a)                          236,473
        5,725  Matrix Service Co. (a)               110,951
       22,933  Nabors Industries Ltd.               266,252
       17,611  National Oilwell Varco, Inc.         741,951
       32,811  Newpark Resources, Inc. (a)          237,224
       43,121  Noble Corp. PLC                      515,296
       12,167  Oceaneering International,
                  Inc.                              486,923
       15,226  Oil States International,
                  Inc. (a)                          458,455
       30,128  Patterson-UTI Energy, Inc.           496,660
       33,013  Pioneer Energy Services
                  Corp. (a)                         120,828
       15,676  Rowan Cos. PLC, Class A              270,098
        5,919  Schlumberger Ltd.                    490,212
        3,760  SEACOR Holdings, Inc. (a)            237,519
       26,942  Superior Energy Services,
                  Inc.                              458,014
        4,800  Tesco Corp.                           46,080
       14,559  Tidewater, Inc.                      284,337
                                            ---------------
                                                 10,846,705
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 0.9%
        6,840  Andersons (The), Inc.                255,132
        2,304  Casey's General Stores, Inc.         235,503
        4,824  SpartanNash Co.                      155,381
        3,464  United Natural Foods,
                  Inc. (a)                          157,716
        9,356  Wal-Mart Stores, Inc.                673,445
        8,413  Whole Foods Market, Inc.             306,233
                                            ---------------
                                                  1,783,410
                                            ---------------
               FOOD PRODUCTS -- 1.6%
       17,633  Archer-Daniels-Midland Co.           836,157
       14,277  Darling Ingredients,
                  Inc. (a)                          183,459
       10,431  Flowers Foods, Inc.                  225,935
        5,528  Ingredion, Inc.                      487,570
        1,214  Lancaster Colony Corp.               113,157
        3,549  Sanderson Farms, Inc.                255,564
        7,537  Seneca Foods Corp., Class A
                  (a)                               220,005
        3,414  Tootsie Roll Industries,
                  Inc.                              110,853
       15,567  Tyson Foods, Inc., Class A           690,396
                                            ---------------
                                                  3,123,096
                                            ---------------
               GAS UTILITIES -- 1.9%
       14,253  AGL Resources, Inc.                  685,284
        8,604  Atmos Energy Corp.                   475,801
        4,020  Laclede Group (The), Inc.            217,522
        7,492  National Fuel Gas Co.                405,092
        5,698  New Jersey Resources Corp.           164,672
        3,722  Northwest Natural Gas Co.            161,125
       10,367  ONE Gas, Inc.                        466,826
        2,964  Piedmont Natural Gas Co.,
                  Inc.                              112,662
       15,826  Questar Corp.                        350,388
        6,348  South Jersey Industries,
                  Inc.                              153,876
        3,933  Southwest Gas Corp.                  221,585


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               GAS UTILITIES (CONTINUED)
        6,095  WGL Holdings, Inc.           $       340,711
                                            ---------------
                                                  3,755,544
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 0.3%
        1,326  Analogic Corp.                       106,809
          970  Greatbatch, Inc. (a)                  52,894
        2,807  Meridian Bioscience, Inc.             50,779
        2,429  Merit Medical Systems, Inc.
                  (a)                                62,085
        1,957  ResMed, Inc.                         113,408
        2,234  SurModics, Inc. (a)                   52,477
        1,967  Varian Medical Systems,
                  Inc. (a)                          169,300
                                            ---------------
                                                    607,752
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 1.0%
        3,797  Air Methods Corp. (a)                149,564
        2,622  Almost Family, Inc. (a)              114,739
        2,022  Anthem, Inc.                         311,934
        5,255  Community Health Systems,
                  Inc. (a)                          307,470
        3,268  CorVel Corp. (a)                     104,445
       11,380  Hanger, Inc. (a)                     246,263
       13,103  Healthways, Inc. (a)                 165,884
        1,368  LHC Group, Inc. (a)                   55,117
        1,494  Magellan Health, Inc. (a)             90,521
        4,576  Quest Diagnostics, Inc.              337,755
                                            ---------------
                                                  1,883,692
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 0.0%
          980  Computer Programs & Systems,
                  Inc.                               45,835
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 1.1%
          253  Biglari Holdings, Inc. (a)           110,007
        6,718  Carnival Corp.                       358,002
        9,024  International Speedway
                  Corp., Class A                    309,252
        4,580  Interval Leisure Group, Inc.          97,646
       10,912  Marcus (The) Corp.                   228,716
        1,745  McDonald's Corp.                     174,256
       10,180  Monarch Casino & Resort,
                  Inc. (a)                          189,450
          610  Red Robin Gourmet Burgers,
                  Inc. (a)                           55,906
        4,217  Royal Caribbean Cruises Ltd.         378,897
       25,036  Ruby Tuesday, Inc. (a)               183,764
                                            ---------------
                                                  2,085,896
                                            ---------------
               HOUSEHOLD DURABLES -- 1.0%
        5,960  Ethan Allen Interiors, Inc.          179,932
        1,641  iRobot Corp. (a)                      50,526
       34,148  KB Home                              545,685
        5,960  La-Z-Boy, Inc.                       151,384
        3,681  M.D.C. Holdings, Inc.                109,915
        8,484  M/I Homes, Inc. (a)                  212,779
       16,467  PulteGroup, Inc.                     341,196
        1,709  Tupperware Brands Corp.               99,925


Page 62                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES
                  (CONTINUED)
        1,917  Whirlpool Corp.              $       340,709
                                            ---------------
                                                  2,032,051
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.1%
       13,758  Central Garden & Pet Co.,
                  Class A (a)                       138,680
        2,121  Procter & Gamble (The) Co.           162,681
                                            ---------------
                                                    301,361
                                            ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.6%
       38,474  AES (The) Corp.                      492,467
       29,005  NRG Energy, Inc.                     651,162
                                            ---------------
                                                  1,143,629
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.2%
        1,075  3M Co.                               162,691
        1,938  Danaher Corp.                        177,443
                                            ---------------
                                                    340,134
                                            ---------------
               INSURANCE -- 7.6%
        5,017  ACE Ltd.                             545,699
        8,202  Aflac, Inc.                          525,338
          941  Alleghany Corp. (a)                  457,448
       10,230  Allstate (The) Corp.                 705,358
        3,879  American Equity Investment
                  Life Holding Co.                  114,586
        3,392  American Financial Group,
                  Inc.                              233,878
       13,754  American International
                  Group, Inc.                       881,906
       11,834  Aspen Insurance Holdings
                  Ltd.                              569,097
        4,952  Assurant, Inc.                       369,419
        6,714  Brown & Brown, Inc.                  224,583
        6,975  Chubb (The) Corp.                    867,202
        6,613  Cincinnati Financial Corp.           365,104
       24,045  CNO Financial Group, Inc.            428,963
       11,710  Employers Holdings, Inc.             281,040
        3,114  Everest Re Group Ltd.                570,236
        8,893  First American Financial
                  Corp.                             360,878
        5,960  Hanover Insurance Group
                  (The), Inc.                       481,866
        7,982  Hartford Financial Services
                  Group (The), Inc.                 379,544
        2,871  HCC Insurance Holdings, Inc.         221,526
        2,877  Horace Mann Educators Corp.          101,385
        2,760  Infinity Property & Casualty
                  Corp.                             213,928
        2,861  Kemper Corp.                         110,778
        5,603  Lincoln National Corp.               315,561
        1,982  Mercury General Corp.                111,884
        9,112  MetLife, Inc.                        507,903
        2,699  Navigators Group (The),
                  Inc. (a)                          211,008
       21,172  Old Republic International
                  Corp.                             354,208
        6,469  Principal Financial Group,
                  Inc.                              359,094
        4,529  ProAssurance Corp.                   218,705
       11,923  Progressive (The) Corp.              363,651


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               INSURANCE (CONTINUED)
        1,896  Prudential Financial, Inc.   $       167,531
        4,651  Reinsurance Group of
                  America, Inc.                     448,915
        9,510  Selective Insurance Group,
                  Inc.                              293,003
        4,377  StanCorp Financial Group,
                  Inc.                              499,066
        1,315  Stewart Information Services
                  Corp.                              54,073
        2,850  Torchmark Corp.                      175,588
        8,797  Travelers (The) Cos., Inc.           933,538
        6,389  United Fire Group, Inc.              220,804
       13,468  United Insurance Holdings
                  Corp.                             216,296
        8,497  W. R. Berkley Corp.                  473,453
                                            ---------------
                                                 14,934,043
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 0.1%
        3,712  FTD Cos., Inc. (a)                   108,131
        3,030  PetMed Express, Inc.                  51,055
                                            ---------------
                                                    159,186
                                            ---------------
               IT SERVICES -- 2.3%
        6,275  Acxiom Corp. (a)                     112,385
        2,587  CACI International, Inc.,
                  Class A (a)                       212,470
       17,310  Convergys Corp.                      434,654
        1,653  CSG Systems International,
                  Inc.                               51,408
        2,685  Fidelity National
                  Information Services,
                  Inc.                              175,680
        3,136  International Business
                  Machines Corp.                    508,001
        1,705  Jack Henry & Associates,
                  Inc.                              119,111
        7,217  ManTech International Corp.,
                  Class A                           215,139
       19,406  NeuStar, Inc., Class A (a)           599,063
        5,439  Perficient, Inc. (a)                  88,275
        2,087  Science Applications
                  International Corp.               112,030
       11,000  Sykes Enterprises, Inc. (a)          268,180
        5,797  TeleTech Holdings, Inc.              157,273
       17,936  Teradata Corp. (a)                   665,605
       79,914  Xerox Corp.                          880,652
                                            ---------------
                                                  4,599,926
                                            ---------------
               LEISURE PRODUCTS -- 0.2%
       12,916  Mattel, Inc.                         299,780
        2,457  Vista Outdoor, Inc. (a)              115,897
                                            ---------------
                                                    415,677
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 0.2%
          732  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       110,342
       12,126  Luminex Corp. (a)                    208,931
                                            ---------------
                                                    319,273
                                            ---------------
               MACHINERY -- 4.6%
        2,266  Actuant Corp., Class A                52,254
        7,771  AGCO Corp.                           427,483


                        See Notes to Financial Statements                Page 63

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY (CONTINUED)
        1,315  Albany International Corp.,
                  Class A                   $        48,944
        3,754  Astec Industries, Inc.               147,570
        5,368  Barnes Group, Inc.                   208,976
        8,150  Briggs & Stratton Corp.              150,612
        6,015  Caterpillar, Inc.                    472,959
        1,919  CIRCOR International, Inc.            91,786
        5,317  CLARCOR, Inc.                        319,924
        3,756  Crane Co.                            199,819
        6,481  Cummins, Inc.                        839,484
        1,710  Deere & Co.                          161,715
        3,081  Donaldson Co., Inc.                  103,522
        9,456  Dover Corp.                          605,846
        2,797  ESCO Technologies, Inc.              106,482
       14,038  Federal Signal Corp.                 210,008
        6,301  Flowserve Corp.                      296,084
        3,106  Graco, Inc.                          222,048
        1,404  IDEX Corp.                           106,746
        1,807  Illinois Tool Works, Inc.            161,672
       23,488  Joy Global, Inc.                     620,318
        5,435  Lincoln Electric Holdings,
                  Inc.                              329,089
          595  Lindsay Corp.                         49,903
       13,376  Oshkosh Corp.                        488,759
        7,995  PACCAR, Inc.                         518,396
        5,705  Parker-Hannifin Corp.                643,239
        1,524  SPX Corp.                             99,685
        1,309  Standex International Corp.           97,965
        1,576  Stanley Black & Decker, Inc.         166,252
          801  Tennant Co.                           47,908
       24,381  Terex Corp.                          540,283
        2,784  Valmont Industries, Inc.             309,664
        8,951  Xylem, Inc.                          309,078
                                            ---------------
                                                  9,154,473
                                            ---------------
               MARINE -- 0.3%
        7,394  Kirby Corp. (a)                      535,400
                                            ---------------
               MEDIA -- 2.2%
        2,746  Cinemark Holdings, Inc.              108,357
        8,483  Comcast Corp., Class A               529,424
       14,961  Gannett Co., Inc. (a)                189,257
       44,758  Harte-Hanks, Inc.                    209,915
        6,086  John Wiley & Sons, Inc.,
                  Class A                           322,619
        4,230  Meredith Corp.                       202,701
       34,967  News Corp., Class A (a)              515,064
        2,371  Scholastic Corp.                     102,166
       26,513  TEGNA, Inc.                          772,324
       24,635  Time, Inc.                           549,853
       26,126  Twenty-First Century Fox,
                  Inc., Class A                     901,086
                                            ---------------
                                                  4,402,766
                                            ---------------
               METALS & MINING -- 2.7%
       59,519  Alcoa, Inc.                          587,453
        8,555  Carpenter Technology Corp.           321,155
       35,252  Commercial Metals Co.                543,233


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               METALS & MINING (CONTINUED)
        5,372  Compass Minerals
                  International, Inc.       $       429,760
        2,122  Haynes International, Inc.            90,334
        7,568  Materion Corp.                       231,581
       36,399  Newmont Mining Corp.                 624,971
       11,576  Nucor Corp.                          510,965
        9,373  Reliance Steel & Aluminum
                  Co.                               568,004
       10,650  Steel Dynamics, Inc.                 213,319
       23,016  Stillwater Mining Co. (a)            219,112
       21,002  TimkenSteel Corp.                    391,267
       21,398  United States Steel Corp.            416,619
        7,339  Worthington Industries, Inc.         198,593
                                            ---------------
                                                  5,346,366
                                            ---------------
               MULTILINE RETAIL -- 0.8%
        9,807  Big Lots, Inc.                       423,466
       13,581  Kohl's Corp.                         832,787
        4,065  Target Corp.                         332,720
                                            ---------------
                                                  1,588,973
                                            ---------------
               MULTI-UTILITIES -- 4.9%
        7,644  Alliant Energy Corp.                 470,182
       17,612  Ameren Corp.                         723,501
        8,703  Avista Corp.                         287,373
       10,108  Black Hills Corp.                    421,099
       34,873  CenterPoint Energy, Inc.             674,444
       10,421  CMS Energy Corp.                     357,023
       11,466  Consolidated Edison, Inc.            729,123
        8,891  DTE Energy Co.                       715,370
       11,296  MDU Resources Group, Inc.            220,385
        4,293  NorthWestern Corp.                   231,135
       13,516  PG&E Corp.                           709,725
       21,647  Public Service Enterprise
                  Group, Inc.                       902,031
       16,787  SCANA Corp.                          919,928
        5,156  Sempra Energy                        524,778
       37,578  TECO Energy, Inc.                    831,225
       11,466  Vectren Corp.                        482,719
        7,379  WEC Energy Group, Inc.               361,571
                                            ---------------
                                                  9,561,612
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 8.4%
       38,942  Approach Resources, Inc. (a)         151,484
       31,054  Bill Barrett Corp. (a)               176,387
       11,469  Bonanza Creek Energy, Inc.
                  (a)                                89,573
       73,051  California Resources Corp.           309,006
       29,706  Chesapeake Energy Corp.              257,254
        8,814  Chevron Corp.                        779,863
       57,244  Cloud Peak Energy, Inc. (a)          182,036
       62,853  Comstock Resources, Inc.              79,195
       13,846  ConocoPhillips                       697,008
       30,526  CONSOL Energy, Inc.                  504,290
       17,058  Contango Oil & Gas Co. (a)           156,592
       89,128  Denbury Resources, Inc.              351,164
        4,845  Energen Corp.                        267,444
        2,040  EQT Corp.                            156,774
       10,220  Exxon Mobil Corp.                    809,526
        9,683  Green Plains, Inc.                   217,383


Page 64                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
       14,083  Gulfport Energy Corp. (a)    $       461,359
       12,714  Hess Corp.                           750,253
       10,336  HollyFrontier Corp.                  498,815
       25,005  Marathon Oil Corp.                   525,355
       16,255  Marathon Petroleum Corp.             888,661
       20,454  Murphy Oil Corp.                     670,687
       18,373  Newfield Exploration Co. (a)         602,451
       19,922  Noble Energy, Inc.                   701,852
       30,916  Northern Oil and Gas, Inc.
                  (a)                               147,160
        4,973  PDC Energy, Inc. (a)                 233,482
       47,785  Penn Virginia Corp. (a)               64,032
       10,555  Phillips 66                          839,122
        4,785  Pioneer Natural Resources
                  Co.                               606,594
       37,442  Rex Energy Corp. (a)                  83,870
       12,291  SM Energy Co.                        455,627
       37,408  Southwestern Energy Co. (a)          695,789
       10,073  Tesoro Corp.                         980,506
       13,583  Valero Energy Corp.                  891,045
       12,995  Western Refining, Inc.               573,859
        6,901  World Fuel Services Corp.            280,526
       46,161  WPX Energy, Inc. (a)                 401,601
                                            ---------------
                                                 16,537,625
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.6%
       13,692  Domtar Corp.                         556,717
        3,486  International Paper Co.              166,875
       12,131  P.H. Glatfelter Co.                  247,593
        3,936  Schweitzer-Mauduit
                  International, Inc.               156,259
                                            ---------------
                                                  1,127,444
                                            ---------------
               PERSONAL PRODUCTS -- 0.0%
        1,619  Medifast, Inc. (a)                    49,979
                                            ---------------
               PHARMACEUTICALS -- 0.7%
        3,405  Johnson & Johnson                    341,215
       14,936  Merck & Co., Inc.                    880,627
        4,948  Pfizer, Inc.                         178,425
                                            ---------------
                                                  1,400,267
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 0.6%
        4,025  CDI Corp.                             48,743
        5,350  FTI Consulting, Inc. (a)             218,922
       10,226  Kelly Services, Inc.,
                  Class A                           152,776
        2,468  ManpowerGroup, Inc.                  223,305
        6,504  Resources Connection, Inc.           102,958
        1,754  Towers Watson & Co., Class A         222,372
        5,250  TrueBlue, Inc. (a)                   135,240
                                            ---------------
                                                  1,104,316
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.2%
        1,794  Agree Realty Corp.                    55,596
       11,407  BioMed Realty Trust, Inc.            245,707
       18,856  Capstead Mortgage Corp.              208,736
       10,004  Corrections Corp. of America         351,841
        1,910  EPR Properties                       109,099
        3,064  GEO Group (The), Inc.                115,666


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        3,827  Hospitality Properties Trust $       104,936
        1,258  LTC Properties, Inc.                  55,188
        3,123  Potlatch Corp.                       109,336
        4,472  Prologis, Inc.                       181,608
        1,450  PS Business Parks, Inc.              111,636
        6,285  Senior Housing Properties
                  Trust                             108,542
        4,761  Taubman Centers, Inc.                356,123
        8,403  Urstadt Biddle Properties,
                  Inc., Class A                     160,497
        5,267  Weyerhaeuser Co.                     161,644
                                            ---------------
                                                  2,436,155
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.1%
       11,928  Forestar Group, Inc. (a)             152,678
                                            ---------------
               ROAD & RAIL -- 1.7%
       12,899  Celadon Group, Inc.                  279,909
       11,499  Con-way, Inc.                        446,046
        5,792  Genesee & Wyoming, Inc.,
                  Class A (a)                       412,506
        3,638  Kansas City Southern                 360,853
        7,597  Norfolk Southern Corp.               640,655
        6,084  Roadrunner Transportation
                  Systems, Inc. (a)                 159,279
        5,839  Ryder System, Inc.                   528,546
       21,594  Werner Enterprises, Inc.             609,815
                                            ---------------
                                                  3,437,609
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 1.9%
        3,807  Advanced Energy Industries,
                  Inc. (a)                           99,705
       26,544  Applied Materials, Inc.              460,804
        3,332  Cabot Microelectronics
                  Corp. (a)                         151,073
        3,955  Cohu, Inc.                            39,194
       12,713  Cree, Inc. (a)                       313,375
       11,064  Diodes, Inc. (a)                     245,510
       14,126  First Solar, Inc. (a)                625,782
       22,780  Kulicke & Soffa Industries,
                  Inc. (a)                          237,140
        3,751  Linear Technology Corp.              153,791
        3,498  Microchip Technology, Inc.           149,854
        5,517  MKS Instruments, Inc.                195,853
       11,937  Pericom Semiconductor Corp.          142,886
        1,158  Power Integrations, Inc.              44,884
       11,437  Teradyne, Inc.                       220,277
        9,904  Texas Instruments, Inc.              495,002
        3,757  Xilinx, Inc.                         156,855
                                            ---------------
                                                  3,731,985
                                            ---------------
               SOFTWARE -- 1.0%
       22,657  CA, Inc.                             660,112
        3,100  Epiq Systems, Inc.                    51,305
       12,521  Mentor Graphics Corp.                326,673
        2,170  Monotype Imaging Holdings,
                  Inc.                               54,098


                        See Notes to Financial Statements                Page 65

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
        8,234  Oracle Corp.                 $       328,866
       21,943  Symantec Corp.                       498,984
                                            ---------------
                                                  1,920,038
                                            ---------------
               SPECIALTY RETAIL -- 5.4%
       12,185  Aaron's, Inc.                        450,601
       20,513  Abercrombie & Fitch Co.,
                  Class A                           412,106
       12,811  American Eagle Outfitters,
                  Inc.                              227,395
        4,569  ANN, Inc. (a)                        209,032
       26,492  Ascena Retail Group, Inc.
                  (a)                               331,680
        6,036  Barnes & Noble, Inc. (a)             158,686
        9,621  Bed Bath & Beyond, Inc. (a)          627,578
       20,351  Best Buy Co., Inc.                   657,134
       14,729  Big 5 Sporting Goods Corp.           162,166
        2,286  Buckle (The), Inc.                   101,110
        4,414  Cabela's, Inc. (a)                   196,114
        4,939  Caleres, Inc.                        163,185
        4,050  Cato (The) Corp., Class A            155,561
        6,633  Chico's FAS, Inc.                    100,954
        2,400  Children's Place (The), Inc.         138,960
       66,522  Christopher & Banks Corp.
                  (a)                               214,866
        8,472  CST Brands, Inc.                     320,919
        6,392  Dick's Sporting Goods, Inc.          325,864
        7,523  Finish Line (The), Inc.,
                  Class A                           206,807
       19,792  GameStop Corp., Class A              907,463
       17,386  Gap (The), Inc.                      634,241
        4,040  Genesco, Inc. (a)                    261,348
       29,570  Guess?, Inc.                         647,287
        2,420  Haverty Furniture Cos., Inc.          53,676
        3,370  Hibbett Sports, Inc. (a)             153,504
        3,755  Kirkland's, Inc.                     102,436
       12,880  Lumber Liquidators Holdings,
                  Inc. (a)                          248,584
       10,155  Murphy USA, Inc. (a)                 556,088
        8,529  Pep Boys-Manny, Moe & Jack
                  (The) (a)                         101,069
       19,995  Rent-A-Center, Inc.                  535,666
        6,587  Sonic Automotive, Inc.,
                  Class A                           153,411
       15,217  Stage Stores, Inc.                   267,819
        4,998  Stein Mart, Inc.                      50,930
       18,961  Urban Outfitters, Inc. (a)           618,508
        5,616  Vitamin Shoppe, Inc. (a)             206,444
                                            ---------------
                                                 10,659,192
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 1.2%
       19,332  EMC Corp.                            519,837
       28,333  Hewlett-Packard Co.                  864,723
        4,991  Lexmark International, Inc.,
                  Class A                           169,644
        3,665  NCR Corp. (a)                        100,934
       16,165  NetApp, Inc.                         503,540
       14,750  QLogic Corp. (a)                     130,833
                                            ---------------
                                                  2,289,511
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.4%
        9,587  Coach, Inc.                  $       299,115
       12,259  Fossil Group, Inc. (a)               842,806
        9,822  Movado Group, Inc.                   248,791
        2,880  PVH Corp.                            334,195
        6,424  Ralph Lauren Corp.                   808,717
        4,686  Unifi, Inc. (a)                      144,610
                                            ---------------
                                                  2,678,234
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.4%
        7,589  Astoria Financial Corp.              114,746
        6,178  Dime Community Bancshares,
                  Inc.                              105,026
        6,001  New York Community Bancorp,
                  Inc.                              114,199
        4,082  Northwest Bancshares, Inc.            51,800
        3,260  Oritani Financial Corp.               51,215
        5,511  Provident Financial
                  Services, Inc.                    108,126
        7,443  TrustCo Bank Corp. NY                 46,370
        9,448  Washington Federal, Inc.             219,949
                                            ---------------
                                                    811,431
                                            ---------------
               TOBACCO -- 0.1%
        4,654  Universal Corp.                      265,511
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.7%
        5,279  Applied Industrial
                  Technologies, Inc.                203,928
        8,302  GATX Corp.                           440,338
        3,743  Kaman Corp.                          147,736
        4,743  MSC Industrial Direct Co.,
                  Inc., Class A                     337,986
        5,540  NOW, Inc. (a)                         96,396
          701  W.W. Grainger, Inc.                  160,326
                                            ---------------
                                                  1,386,710
                                            ---------------
               WATER UTILITIES -- 0.1%
        1,399  American States Water Co.             53,931
        9,008  Aqua America, Inc.                   229,164
                                            ---------------
                                                    283,095
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
       15,841  Spok Holdings, Inc.                  265,020
       15,008  Telephone and Data Systems,
                  Inc.                              441,385
                                            ---------------
                                                    706,405
                                            ---------------
               TOTAL COMMON STOCKS --
                  100.0%                        196,821,343
               (Cost $203,393,415)


Page 66                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               MONEY MARKET FUNDS -- 0.1%
      151,435  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (b)         $       151,435
               (Cost $151,435)              ---------------

               TOTAL INVESTMENTS -- 100.1%      196,972,778
               (Cost $203,544,850) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%             (86,220)
                                            ---------------
               NET ASSETS -- 100.0%         $   196,886,558
                                            ===============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $208,150,609. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,427,812 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,605,643.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  196,821,343    $      --    $      --
Money Market Funds           151,435           --           --
                      ----------------------------------------
Total Investments     $  196,972,778    $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 67

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 1.8%
        3,056  Aerojet Rocketdyne Holdings,
                  Inc. (a)                  $        71,541
        1,232  Boeing (The) Co.                     177,617
          434  Curtiss-Wright Corp.                  29,238
        1,863  General Dynamics Corp.               277,792
          460  Lockheed Martin Corp.                 95,266
        1,078  Northrop Grumman Corp.               186,505
        2,859  Rockwell Collins, Inc.               241,929
        4,728  TASER International, Inc.
                  (a)                               128,696
        9,860  Textron, Inc.                        430,882
                                            ---------------
                                                  1,639,466
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.4%
        4,822  Echo Global Logistics, Inc.
                  (a)                               155,750
        3,709  Expeditors International of
                  Washington, Inc.                  173,841
        1,205  Forward Air Corp.                     58,503
                                            ---------------
                                                    388,094
                                            ---------------
               AIRLINES -- 1.1%
        3,635  Alaska Air Group, Inc.               275,351
          531  Allegiant Travel Co.                 112,960
        2,081  Delta Air Lines, Inc.                 92,272
        5,306  Hawaiian Holdings, Inc. (a)          115,246
       18,801  JetBlue Airways Corp. (a)            432,047
                                            ---------------
                                                  1,027,876
                                            ---------------
               AUTO COMPONENTS -- 0.2%
        1,629  Drew Industries, Inc.                 95,557
        2,295  Gentherm, Inc. (a)                   115,507
                                            ---------------
                                                    211,064
                                            ---------------
               AUTOMOBILES -- 0.1%
        4,005  Winnebago Industries, Inc.            89,432
                                            ---------------
               BANKS -- 3.4%
        8,532  Bank of the Ozarks, Inc.             376,432
        1,971  Banner Corp.                          93,938
        2,349  Boston Private Financial
                  Holdings, Inc.                     29,550
        4,337  Cardinal Financial Corp.             101,312
        2,904  Columbia Banking System,
                  Inc.                               95,222
        3,577  CVB Financial Corp.                   63,349
        6,967  East West Bancorp, Inc.              311,843
        1,819  First Financial Bankshares,
                  Inc.                               61,810
        9,964  First Horizon National Corp.         157,929
        3,321  First Midwest Bancorp, Inc.           62,335
        1,071  Glacier Bancorp, Inc.                 30,095
        2,585  Home BancShares, Inc.                102,935
        1,343  Independent Bank Corp.                64,948
        4,172  LegacyTexas Financial Group,
                  Inc.                              126,787
        3,659  MB Financial, Inc.                   124,772
        3,338  PacWest Bancorp                      154,516
        2,317  Pinnacle Financial
                  Partners, Inc.                    123,010
        3,164  PrivateBancorp, Inc.                 130,800
        2,133  Signature Bank (a)                   310,543
        2,025  Simmons First National
                  Corp., Class A                     92,036


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               BANKS (CONTINUED)
        1,078  Southside Bancshares, Inc.   $        29,451
        1,084  SVB Financial Group (a)              155,120
        3,761  Talmer Bancorp, Inc.,
                  Class A                            61,304
        2,025  Texas Capital Bancshares,
                  Inc. (a)                          119,354
        2,349  United Bankshares, Inc.               95,205
                                            ---------------
                                                  3,074,596
                                            ---------------
               BEVERAGES -- 1.0%
        1,707  Brown-Forman Corp., Class B          185,056
        2,947  Constellation Brands, Inc.,
                  Class A                           353,699
        1,172  Dr Pepper Snapple Group,
                  Inc.                               94,018
        1,970  Monster Beverage Corp. (a)           302,493
                                            ---------------
                                                    935,266
                                            ---------------
               BIOTECHNOLOGY -- 2.8%
          946  Alexion Pharmaceuticals,
                  Inc. (a)                          186,778
          557  Amgen, Inc.                           98,361
          654  Biogen, Inc. (a)                     208,482
        1,477  Celgene Corp. (a)                    193,856
        4,780  Emergent BioSolutions, Inc.
                  (a)                               156,927
        3,758  Gilead Sciences, Inc.                442,918
        1,561  Ligand Pharmaceuticals,
                  Inc. (a)                          168,994
        6,904  Momenta Pharmaceuticals,
                  Inc. (a)                          150,093
          863  Regeneron Pharmaceuticals,
                  Inc. (a)                          477,809
        2,289  Repligen Corp. (a)                    80,138
        9,210  Spectrum Pharmaceuticals,
                  Inc. (a)                           63,687
        1,795  United Therapeutics Corp.
                  (a)                               304,001
                                            ---------------
                                                  2,532,044
                                            ---------------
               BUILDING PRODUCTS -- 1.8%
        5,423  A.O. Smith Corp.                     389,480
        1,422  Allegion PLC                          89,899
        2,871  American Woodmark Corp. (a)          188,797
        2,991  Apogee Enterprises, Inc.             165,043
        1,704  Fortune Brands Home &
                  Security, Inc.                     81,366
        1,449  Lennox International, Inc.           171,083
       14,585  Masco Corp.                          384,898
       10,854  PGT, Inc. (a)                        174,424
                                            ---------------
                                                  1,644,990
                                            ---------------
               CAPITAL MARKETS -- 2.4%
          782  Affiliated Managers Group,
                  Inc. (a)                          162,578
          685  Ameriprise Financial, Inc.            86,084
        8,087  Charles Schwab (The) Corp.           282,074
        5,709  E*TRADE Financial Corp. (a)          162,250
        1,167  Evercore Partners, Inc.,
                  Class A                            68,620
          741  Financial Engines, Inc.               33,982
        2,265  HFF, Inc., Class A                   103,828
        9,120  Janus Capital Group, Inc.            149,386
        3,454  Northern Trust Corp.                 264,196
        3,930  Raymond James Financial,
                  Inc.                              231,870
        6,369  SEI Investments Co.                  339,531


Page 68                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CAPITAL MARKETS (CONTINUED)
       14,216  WisdomTree Investments, Inc. $       353,978
                                            ---------------
                                                  2,238,377
                                            ---------------
               CHEMICALS -- 1.9%
          640  Ashland, Inc.                         73,165
          565  Balchem Corp.                         32,019
        2,660  CF Industries Holdings, Inc.         157,472
        5,158  Cytec Industries, Inc.               382,878
          757  Ecolab, Inc.                          87,668
        2,291  Minerals Technologies, Inc.          148,342
          176  NewMarket Corp.                       69,997
        1,993  PolyOne Corp.                         68,300
          745  PPG Industries, Inc.                  80,743
          354  Quaker Chemical Corp.                 32,816
        1,595  RPM International, Inc.               74,758
        1,143  Sensient Technologies Corp.           78,170
          960  Sherwin-Williams (The) Co.           266,650
          614  Sigma-Aldrich Corp.                   85,720
          954  Valspar (The) Corp.                   79,449
                                            ---------------
                                                  1,718,147
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.4%
        3,121  Cintas Corp.                         266,845
          456  G&K Services, Inc., Class A           29,895
        2,860  Healthcare Services Group,
                  Inc.                               99,843
        4,579  HNI Corp.                            227,073
        2,371  Matthews International
                  Corp., Class A                    127,678
          749  Mobile Mini, Inc.                     27,810
       10,945  Rollins, Inc.                        317,405
          638  Stericycle, Inc. (a)                  89,939
        1,939  US Ecology, Inc.                      88,981
                                            ---------------
                                                  1,275,469
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.0%
        7,654  ARRIS Group, Inc. (a)                236,662
        3,070  Bel Fuse, Inc., Class B               67,786
        1,725  CalAmp Corp. (a)                      29,515
          710  F5 Networks, Inc. (a)                 95,239
        5,489  InterDigital, Inc.                   296,790
        2,532  Ixia (a)                              33,422
        2,772  Plantronics, Inc.                    160,998
                                            ---------------
                                                    920,412
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.2%
        2,676  Dycom Industries, Inc. (a)           176,777
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 1.0%
        6,916  Headwaters, Inc. (a)                 131,473
        2,417  Martin Marietta Materials,
                  Inc.                              379,034
        4,074  Vulcan Materials Co.                 370,816
                                            ---------------
                                                    881,323
                                            ---------------
               CONSUMER FINANCE -- 0.1%
        1,516  PRA Group, Inc. (a)                   96,342
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CONTAINERS & PACKAGING
                  -- 0.7%
        2,438  Ball Corp.                   $       165,394
        8,565  Sealed Air Corp.                     455,401
                                            ---------------
                                                    620,795
                                            ---------------
               DISTRIBUTORS -- 0.5%
       12,905  LKQ Corp. (a)                        405,991
        1,346  Pool Corp.                            94,786
                                            ---------------
                                                    500,777
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 0.4%
       13,262  Service Corp. International          404,624
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 1.2%
          765  Intercontinental Exchange,
                  Inc.                              174,451
        1,358  MarketAxess Holdings, Inc.           132,812
        1,703  McGraw Hill Financial, Inc.          173,280
        3,167  Moody's Corp.                        349,732
        3,805  MSCI, Inc.                           259,349
                                            ---------------
                                                  1,089,624
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION
                  SERVICES -- 0.7%
        7,031  8x8, Inc. (a)                         61,240
       24,738  Cincinnati Bell, Inc. (a)             96,726
        1,499  Consolidated Communications
                  Holdings, Inc.                     29,875
        9,259  General Communication, Inc.,
                  Class A (a)                       170,366
        5,013  Level 3 Communications,
                  Inc. (a)                          253,156
                                            ---------------
                                                    611,363
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.8%
        1,735  Acuity Brands, Inc.                  349,065
        3,121  AMETEK, Inc.                         165,569
        1,824  AZZ, Inc.                             94,392
          686  Rockwell Automation, Inc.             80,111
        2,584  Vicor Corp. (a)                       26,899
                                            ---------------
                                                    716,036
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 1.3%
        4,555  Amphenol Corp., Class A              256,947
          992  Badger Meter, Inc.                    58,349
          961  Belden, Inc.                          56,920
        4,869  Cognex Corp.                         220,420
        1,034  DTS, Inc. (a)                         29,459
        1,833  IPG Photonics Corp. (a)              169,039
        3,514  Zebra Technologies Corp.,
                  Class A (a)                       378,212
                                            ---------------
                                                  1,169,346
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.4%
        6,531  Cameron International Corp.
                  (a)                               329,554
        1,073  U.S. Silica Holdings, Inc.            24,164
                                            ---------------
                                                    353,718
                                            ---------------


                        See Notes to Financial Statements                Page 69

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING
                  -- 1.0%
        4,196  CVS Health Corp.             $       471,924
       12,138  Kroger (The) Co.                     476,295
                                            ---------------
                                                    948,219
                                            ---------------
               FOOD PRODUCTS -- 3.5%
        1,105  B&G Foods, Inc.                       32,631
        2,426  Calavo Growers, Inc.                 132,241
        3,017  Cal-Maine Foods, Inc.                163,401
        3,589  Campbell Soup Co.                    176,973
       10,066  ConAgra Foods, Inc.                  443,508
        2,007  Diamond Foods, Inc. (a)               64,846
        1,535  General Mills, Inc.                   89,352
        4,741  Hain Celestial Group (The),
                  Inc. (a)                          322,293
        4,684  Hormel Foods Corp.                   277,340
          569  J&J Snack Foods Corp.                 67,347
        3,102  Kraft Heinz (The) Co.                246,516
        2,112  McCormick & Co., Inc.                173,205
        7,238  Post Holdings, Inc. (a)              388,970
        2,929  Snyder's-Lance, Inc.                  95,251
        1,927  TreeHouse Foods, Inc. (a)            157,937
        7,985  WhiteWave Foods (The) Co.
                  (a)                               412,186
                                            ---------------
                                                  3,243,997
                                            ---------------
               GAS UTILITIES -- 0.1%
        2,266  UGI Corp.                             82,800
                                            ---------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 5.1%
        5,380  Abbott Laboratories                  272,712
        1,438  ABIOMED, Inc. (a)                    111,387
        3,735  Align Technology, Inc. (a)           234,185
        2,250  Baxter International, Inc.            90,180
          603  Becton, Dickinson and Co.             91,746
       14,917  Boston Scientific Corp. (a)          258,661
        1,002  C. R. Bard, Inc.                     197,043
        2,348  Cantel Medical Corp.                 128,858
        1,621  CONMED Corp.                          91,943
          439  Cooper (The) Cos., Inc.               77,703
        5,585  CryoLife, Inc.                        61,156
        4,083  Cynosure, Inc., Class A (a)          158,420
        2,401  Edwards Lifesciences Corp.
                  (a)                               365,336
        7,184  Hill-Rom Holdings, Inc.              402,520
        8,204  Hologic, Inc. (a)                    341,779
          659  ICU Medical, Inc. (a)                 65,847
        2,069  Integra LifeSciences
                  Holdings Corp. (a)                132,685
        4,065  Masimo Corp. (a)                     169,429
        1,154  Medtronic PLC                         90,462
        2,220  Natus Medical, Inc. (a)              100,255
          664  Neogen Corp. (a)                      38,638
        1,330  NuVasive, Inc. (a)                    73,163
        1,554  Sirona Dental Systems, Inc.
                  (a)                               161,274
        2,340  St. Jude Medical, Inc.               172,739
        1,212  STERIS Corp.                          83,786
        1,789  Stryker Corp.                        182,961


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES (CONTINUED)
        2,305  Teleflex, Inc.               $       308,847
        3,629  Vascular Solutions, Inc. (a)         135,108
          542  West Pharmaceutical
                  Services, Inc.                     32,450
                                            ---------------
                                                  4,631,273
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 8.6%
        5,115  Aceto Corp.                          119,844
        3,453  Aetna, Inc.                          390,085
        3,964  Amedisys, Inc. (a)                   172,949
        4,138  AmerisourceBergen Corp.              437,593
        4,985  AMN Healthcare Services,
                  Inc. (a)                          146,709
        2,251  AmSurg Corp. (a)                     161,487
        3,818  Bio-Reference Laboratories,
                  Inc. (a)                          169,405
        4,855  Centene Corp. (a)                    340,481
          961  Chemed Corp.                         142,670
        2,717  Cigna Corp.                          391,411
       12,421  Cross Country Healthcare,
                  Inc. (a)                          149,921
        3,323  DaVita HealthCare Partners,
                  Inc. (a)                          262,617
        3,084  Ensign Group (The), Inc.             157,654
        1,611  ExamWorks Group, Inc. (a)             56,514
        3,845  Express Scripts Holding
                  Co. (a)                           346,319
        4,851  HCA Holdings, Inc. (a)               451,191
        2,407  Henry Schein, Inc. (a)               356,188
        4,489  LifePoint Health, Inc. (a)           371,959
        1,958  McKesson Corp.                       431,876
        3,160  MEDNAX, Inc. (a)                     267,462
        4,141  Omnicare, Inc.                       401,056
        7,030  Patterson Cos., Inc.                 352,625
        2,845  Providence Service (The)
                  Corp. (a)                         133,886
        5,833  Select Medical Holdings
                  Corp.                              84,170
        7,603  Tenet Healthcare Corp. (a)           428,049
        3,607  UnitedHealth Group, Inc.             437,890
        3,096  Universal Health Services,
                  Inc., Class B                     449,632
        4,305  VCA, Inc. (a)                        264,887
                                            ---------------
                                                  7,876,530
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 0.7%
        2,476  Cerner Corp. (a)                     177,579
        4,142  HealthStream, Inc. (a)               116,225
        4,283  MedAssets, Inc. (a)                   99,794
        1,740  Medidata Solutions, Inc. (a)          93,612
        3,341  Omnicell, Inc. (a)                   122,013
        3,802  Quality Systems, Inc.                 48,475
                                            ---------------
                                                    657,698
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 3.7%
        1,300  BJ's Restaurants, Inc. (a)            67,028


Page 70                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS &
                  LEISURE (CONTINUED)
        1,234  Bob Evans Farms, Inc.        $        61,601
        1,354  Brinker International, Inc.           81,105
        5,726  Cheesecake Factory (The),
                  Inc.                              330,619
        3,442  Domino's Pizza, Inc.                 391,837
        4,258  Dunkin' Brands Group, Inc.           229,464
          357  Jack in the Box, Inc.                 33,915
        1,149  Marriott International,
                  Inc., Class A                      83,429
        1,373  Marriott Vacations Worldwide
                  Corp.                             114,783
          894  Panera Bread Co., Class A
                  (a)                               182,483
        2,082  Papa John's International,
                  Inc.                              157,316
        4,225  Pinnacle Entertainment,
                  Inc. (a)                          162,662
        1,050  Popeyes Louisiana Kitchen,
                  Inc. (a)                           63,714
        5,862  Ruth's Hospitality Group,
                  Inc.                              102,761
       10,135  Scientific Games Corp.,
                  Class A (a)                       153,038
        1,093  Sonic Corp.                           32,484
        8,207  Starbucks Corp.                      475,432
        3,366  Texas Roadhouse, Inc.                132,587
       13,840  Wendy's (The) Co.                    141,998
        1,044  Wyndham Worldwide Corp.               86,151
        2,931  Yum! Brands, Inc.                    257,225
                                            ---------------
                                                  3,341,632
                                            ---------------
               HOUSEHOLD DURABLES -- 4.3%
       12,499  D.R. Horton, Inc.                    371,095
        2,219  Harman International
                  Industries, Inc.                  238,898
        1,615  Helen of Troy Ltd. (a)               141,765
        6,033  Jarden Corp. (a)                     331,815
        9,040  Leggett & Platt, Inc.                432,202
        8,621  Lennar Corp., Class A                457,258
        2,675  Meritage Homes Corp. (a)             120,643
        1,791  Mohawk Industries, Inc. (a)          361,048
        8,319  Newell Rubbermaid, Inc.              360,046
          175  NVR, Inc. (a)                        260,757
        2,718  Ryland Group (The), Inc.             123,587
       14,141  Standard Pacific Corp. (a)           127,128
        4,738  Tempur Sealy International,
                  Inc. (a)                          357,956
        6,132  Toll Brothers, Inc. (a)              238,657
                                            ---------------
                                                  3,922,855
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.1%
          962  Church & Dwight Co., Inc.             83,050
          361  WD-40 Co.                             32,356
                                            ---------------
                                                    115,406
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.5%
        3,119  Carlisle Cos., Inc.                  315,830
          991  Roper Technologies, Inc.             165,765
                                            ---------------
                                                    481,595
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               INSURANCE -- 0.7%
        2,008  AMERISAFE, Inc.              $       100,500
          857  Aon PLC                               86,360
        3,300  Arthur J. Gallagher & Co.            156,519
        1,425  HCI Group, Inc.                       63,954
        1,508  Marsh & McLennan Cos., Inc.           87,374
          612  RLI Corp.                             33,801
        5,207  Universal Insurance
                  Holdings, Inc.                    142,776
                                            ---------------
                                                    671,284
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 2.4%
        1,014  Amazon.com, Inc. (a)                 543,656
        1,037  Blue Nile, Inc. (a)                   32,894
        4,024  Expedia, Inc.                        488,674
        2,225  HSN, Inc.                            163,560
        4,689  Netflix, Inc. (a)                    536,000
        6,330  Nutrisystem, Inc.                    190,216
           74  Priceline Group (The),
                  Inc. (a)                           92,024

        1,962  TripAdvisor, Inc. (a)                155,744
                                            ---------------
                                                  2,202,768
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.1%
        3,782  Akamai Technologies, Inc.
                  (a)                               290,117
        1,775  comScore, Inc. (a)                   103,837
        2,509  Dealertrack Technologies,
                  Inc. (a)                          155,734
        7,086  DHI Group, Inc. (a)                   56,475
       10,415  eBay, Inc. (a)                       292,870
        3,988  Facebook, Inc., Class A (a)          374,912
        1,391  j2 Global, Inc.                       97,926
        2,442  LogMeIn, Inc. (a)                    179,682
        1,723  NIC, Inc.                             31,083
        9,767  QuinStreet, Inc. (a)                  56,844
        2,141  Stamps.com, Inc. (a)                 146,873
        1,386  VeriSign, Inc. (a)                    98,323
                                            ---------------
                                                  1,884,676
                                            ---------------
               IT SERVICES -- 5.1%
        3,534  Accenture PLC, Class A               364,391
          586  Alliance Data Systems Corp.
                  (a)                               161,173
        1,561  Broadridge Financial
                  Solutions, Inc.                    84,715
        1,701  Cardtronics, Inc. (a)                 63,056
        5,598  Cognizant Technology
                 Solutions Corp.,
                  Class A (a)                       353,234
        7,867  CoreLogic, Inc. (a)                  310,274
        3,099  DST Systems, Inc.                    338,256
        1,822  ExlService Holdings, Inc.
                  (a)                                70,639
        3,188  Fiserv, Inc. (a)                     276,910
        1,820  Gartner, Inc. (a)                    161,197
        3,773  Global Payments, Inc.                422,916
        2,331  Heartland Payment Systems,
                  Inc.                              145,221
        2,825  MasterCard, Inc., Class A            275,155
        4,751  MAXIMUS, Inc.                        324,066
        1,824  Paychex, Inc.                         84,634
       10,535  Total System Services, Inc.          486,928


                        See Notes to Financial Statements                Page 71

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES (CONTINUED)
        3,065  Virtusa Corp. (a)            $       146,936
        2,547  Visa, Inc., Class A                  191,891
        8,411  Western Union (The) Co.              170,239
        2,055  WEX, Inc. (a)                        209,692
                                            ---------------
                                                  4,641,523
                                            ---------------
               LEISURE PRODUCTS -- 1.1%
        4,605  Brunswick Corp.                      244,479
        5,884  Hasbro, Inc.                         463,306
        1,581  Polaris Industries, Inc.             216,692
        1,096  Sturm, Ruger & Co., Inc.              65,782
                                            ---------------
                                                    990,259
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 1.6%
        2,884  Affymetrix, Inc. (a)                  31,609
        6,231  Albany Molecular Research,
                  Inc. (a)                          131,723
          793  Bio-Techne Corp.                      86,738
        3,584  Cambrex Corp. (a)                    176,512
        2,219  Charles River Laboratories
                  International, Inc. (a)           172,239
          457  Mettler-Toledo
                  International, Inc. (a)           154,283
          980  PAREXEL International
                  Corp. (a)                          67,581
        3,249  PerkinElmer, Inc.                    171,937
        1,318  Thermo Fisher Scientific,
                  Inc.                              183,901
        2,057  Waters Corp. (a)                     274,589
                                            ---------------
                                                  1,451,112
                                            ---------------
               MACHINERY -- 1.9%
        1,865  ITT Corp.                             70,870
        3,352  John Bean Technologies Corp.         122,181
        2,131  Lydall, Inc. (a)                      63,312
        1,815  Mueller Industries, Inc.              58,752
        1,003  Nordson Corp.                         74,332
        2,747  Pall Corp.                           347,358
        2,763  Snap-on, Inc.                        455,342
          930  Toro (The) Co.                        63,547
        2,485  Wabtec Corp.                         251,457
        4,259  Woodward, Inc.                       210,224
                                            ---------------
                                                  1,717,375
                                            ---------------
               MARINE -- 0.1%
        2,997  Matson, Inc.                         124,136
                                            ---------------
               MEDIA -- 1.8%
        4,768  AMC Networks, Inc.,
                  Class A (a)                       401,561
        2,570  Discovery Communications,
                  Inc., Class A (a)                  84,862
        8,519  Live Nation Entertainment,
                  Inc. (a)                          223,368
        1,920  Time Warner Cable, Inc.              364,819
        1,956  Time Warner, Inc.                    172,206
        2,997  Walt Disney (The) Co.                359,640
                                            ---------------
                                                  1,606,456
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               MULTILINE RETAIL -- 1.3%
        5,661  Dollar General Corp.         $       454,974
        4,330  Dollar Tree, Inc. (a)                337,870
        3,914  Macy's, Inc.                         270,301
        1,148  Nordstrom, Inc.                       87,604
                                            ---------------
                                                  1,150,749
                                            ---------------
               MULTI-UTILITIES -- 0.2%
        9,545  NiSource, Inc.                       166,656
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.4%
        2,710  Cabot Oil & Gas Corp.                 70,894
          639  Carrizo Oil & Gas, Inc. (a)           24,365
        4,600  Williams (The) Cos., Inc.            241,408
                                            ---------------
                                                    336,667
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.2%
        3,435  Boise Cascade Co. (a)                113,973
          534  Neenah Paper, Inc.                    32,350
                                            ---------------
                                                    146,323
                                            ---------------
               PERSONAL PRODUCTS -- 0.3%
        3,047  Estee Lauder (The) Cos.,
                  Inc., Class A                     271,518
                                            ---------------
               PHARMACEUTICALS -- 4.2%
        3,929  AbbVie, Inc.                         275,069
        5,364  Akorn, Inc. (a)                      247,334
        1,127  Allergan PLC (a)                     373,206
        1,522  ANI Pharmaceuticals, Inc.
                  (a)                               108,108
        1,285  Bristol-Myers Squibb Co.              84,347
        5,871  Depomed, Inc. (a)                    184,936
        2,049  Eli Lilly and Co.                    173,161
        1,074  Endo International PLC (a)            94,018
        4,961  Hospira, Inc. (a)                    443,761
        2,743  Impax Laboratories, Inc.
                  (a)                               132,926
        1,060  Lannett Co., Inc. (a)                 63,176
        2,243  Mallinckrodt PLC (a)                 278,042
        6,485  Mylan N.V. (a)                       363,095
        2,518  Nektar Therapeutics (a)               31,752
        1,850  Perrigo Co. PLC                      355,570
        2,725  Prestige Brands Holdings,
                  Inc. (a)                          129,765
        1,296  Sagent Pharmaceuticals,
                  Inc. (a)                           31,856
        9,275  Supernus Pharmaceuticals,
                  Inc. (a)                          196,723
        5,475  Zoetis, Inc.                         268,166
                                            ---------------
                                                  3,835,011
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.2%
        3,586  CEB, Inc.                            274,401
        3,523  Equifax, Inc.                        359,804
          703  Exponent, Inc.                        31,276
        2,718  Korn/Ferry International              90,999
        1,910  Nielsen N.V.                          92,559
        3,208  On Assignment, Inc. (a)              122,930
        1,540  Robert Half International,
                  Inc.                               84,746
                                            ---------------
                                                  1,056,715
                                            ---------------


Page 72                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.4%
          916  American Tower Corp.         $        87,121
        3,300  Associated Estates Realty
                  Corp.                              94,875
        2,079  CoreSite Realty Corp.                104,366
        1,064  Crown Castle International
                  Corp.                              87,152
        1,346  Equinix, Inc.                        375,413
          402  Essex Property Trust, Inc.            90,414
        1,197  Extra Space Storage, Inc.             88,003
        1,069  Home Properties, Inc.                 78,785
        1,358  Lamar Advertising Co.,
                  Class A                            81,548
        1,073  Mid-America Apartment
                  Communities, Inc.                  86,205
        4,842  Summit Hotel Properties,
                  Inc.                               65,996
        2,438  UDR, Inc.                             82,429
                                            ---------------
                                                  1,322,307
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.9%
        1,982  Alexander & Baldwin, Inc.             74,820
        9,243  CBRE Group, Inc., Class A
                  (a)                               350,957
        2,282  Jones Lang LaSalle, Inc.             406,287
                                            ---------------
                                                    832,064
                                            ---------------
               ROAD & RAIL -- 0.2%
        2,335  Landstar System, Inc.                168,190
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 4.1%
        6,680  Altera Corp.                         331,729
        4,114  Analog Devices, Inc.                 239,970
        3,311  Avago Technologies Ltd.              414,338
        6,642  Broadcom Corp., Class A              336,152
        4,628  Cirrus Logic, Inc. (a)               152,770
        3,221  Exar Corp. (a)                        25,349
       14,389  Integrated Device
                  Technology, Inc. (a)              274,974
        9,130  Kopin Corp. (a)                       27,207
        4,204  Lam Research Corp.                   323,161
        2,704  Microsemi Corp. (a)                   89,070
          621  Monolithic Power Systems,
                  Inc.                               32,112
        8,503  NVIDIA Corp.                         169,635
        4,261  Qorvo, Inc. (a)                      246,925
        4,336  Silicon Laboratories, Inc.
                  (a)                               195,077
        4,227  Skyworks Solutions, Inc.             404,397
       13,050  SunEdison, Inc. (a)                  303,804
        1,452  Synaptics, Inc. (a)                  115,260
        1,658  Tessera Technologies, Inc.            57,466
        1,697  Ultratech, Inc. (a)                   27,016
                                            ---------------
                                                  3,766,412
                                            ---------------
               SOFTWARE -- 6.3%
       15,886  ACI Worldwide, Inc. (a)              376,022
        2,110  Adobe Systems, Inc. (a)              172,999
        1,711  ANSYS, Inc. (a)                      161,091
        2,765  Blackbaud, Inc.                      169,107


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SOFTWARE (CONTINUED)
        1,132  Bottomline Technologies
                  (de), Inc. (a)            $        31,085
        7,941  Cadence Design Systems,
                  Inc. (a)                          166,523
        3,764  Citrix Systems, Inc. (a)             284,596
        3,863  Ebix, Inc.                           119,714
        6,617  Electronic Arts, Inc. (a)            473,446
        1,441  FactSet Research Systems,
                  Inc.                              238,716
        3,439  Fair Isaac Corp.                     311,883
        9,444  Fortinet, Inc. (a)                   450,857
        6,442  Informatica Corp. (a)                312,566
          848  Intuit, Inc.                          89,693
        6,543  Manhattan Associates, Inc.
                  (a)                               424,117
        3,873  Microsoft Corp.                      180,869
        1,146  Progress Software Corp. (a)           34,013
        3,806  PTC, Inc. (a)                        138,348
        3,477  Red Hat, Inc. (a)                    274,961
        4,911  salesforce.com, Inc. (a)             359,976
        2,066  Synchronoss Technologies,
                  Inc. (a)                           98,755
        4,624  Synopsys, Inc. (a)                   235,084
        1,143  Take-Two Interactive
                  Software, Inc. (a)                 36,096
        2,413  Tyler Technologies, Inc. (a)         336,710
          950  Ultimate Software Group
                  (The), Inc. (a)                   174,999
        5,217  VASCO Data Security
                  International, Inc. (a)           106,375
                                            ---------------
                                                  5,758,601
                                            ---------------
               SPECIALTY RETAIL -- 4.6%
        5,430  AutoNation, Inc. (a)                 338,506
          256  AutoZone, Inc. (a)                   179,441
        5,166  CarMax, Inc. (a)                     333,259
        5,824  Foot Locker, Inc.                    410,883
        1,388  Group 1 Automotive, Inc.             134,594
        2,376  Home Depot (The), Inc.               278,063
          997  L Brands, Inc.                        80,478
        1,392  Lithia Motors, Inc., Class A         166,608
        2,553  Lowe's Cos., Inc.                    177,076
        5,359  MarineMax, Inc. (a)                   96,784
        1,014  Monro Muffler Brake, Inc.             64,136
        1,948  O'Reilly Automotive, Inc.
                  (a)                               468,124
        1,241  Outerwall, Inc.                       87,888
        5,432  Ross Stores, Inc.                    288,765
        3,143  Select Comfort Corp. (a)              81,844
        1,218  Signet Jewelers Ltd.                 147,646
        2,584  TJX (The) Cos., Inc.                 180,415
        4,893  Tractor Supply Co.                   452,700
        2,846  Williams-Sonoma, Inc.                240,942
                                            ---------------
                                                  4,208,152
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 0.5%
        2,727  Apple, Inc.                          330,785
          724  Electronics For Imaging,
                  Inc. (a)                           33,087
        2,130  Super Micro Computer,
                  Inc. (a)                           56,807
                                            ---------------
                                                    420,679
                                            ---------------


                        See Notes to Financial Statements                Page 73

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2015

SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.3%
        3,672  Carter's, Inc.               $       372,378
        2,239  G-III Apparel Group Ltd. (a)         161,723
       10,263  Hanesbrands, Inc.                    318,461
        4,073  NIKE, Inc., Class B                  469,291
        1,801  Oxford Industries, Inc.              151,158
        2,209  Steven Madden Ltd. (a)                92,071
        5,274  Under Armour, Inc., Class A
                  (a)                               523,866
                                            ---------------
                                                  2,088,948
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.5%
        8,214  Bank Mutual Corp.                     59,716
        1,490  BofI Holding, Inc. (a)               183,046
        8,370  Brookline Bancorp, Inc.               94,330
        5,890  Walker & Dunlop, Inc. (a)            141,066
                                            ---------------
                                                    478,158
                                            ---------------
               TOBACCO -- 0.3%
        3,536  Reynolds American, Inc.              303,353
                                            ---------------
               TOTAL COMMON STOCKS --
                  99.9%                          91,218,055
               (Cost $81,109,801)

               MONEY MARKET FUNDS -- 0.3%
      232,567  Morgan Stanley Institutional
                  Liquidity Fund - Treasury
                  Portfolio - Institutional
                  Class - 0.03% (b)                 232,567
               (Cost $232,567)              ---------------

               TOTAL INVESTMENTS -- 100.2%       91,450,622
               (Cost $81,342,368) (c)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.2)%            (171,455)
                                            ---------------
               NET ASSETS -- 100.0%         $    91,279,167
                                            ===============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2015.

(c) Aggregate cost for federal income tax purposes is $81,756,719. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,585,982 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $892,079.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 91,218,055      $      --    $      --
Money Market Funds         232,567             --           --
                      ----------------------------------------
Total Investments     $ 91,450,622      $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 74                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 2.4%
        4,450  Esterline Technologies
                  Corp. (a)                 $       394,537
        2,512  Huntington Ingalls
                  Industries, Inc.                  294,934
        6,409  KLX, Inc. (a)                        251,746
        4,021  Teledyne Technologies, Inc.
                  (a)                               416,857
        8,573  Triumph Group, Inc.                  461,656
                                            ---------------
                                                  1,819,730
                                            ---------------
               AUTO COMPONENTS -- 0.7%
       27,488  Dana Holding Corp.                   510,177
                                            ---------------
               AUTOMOBILES -- 0.7%
       10,052  Thor Industries, Inc.                561,706
                                            ---------------
               BANKS -- 4.3%
       13,954  Associated Banc-Corp.                275,033
        5,490  BancorpSouth, Inc.                   138,732
        4,358  Cathay General Bancorp               139,935
        1,800  Cullen/Frost Bankers, Inc.           130,410
       13,579  FirstMerit Corp.                     254,471
       21,658  Fulton Financial Corp.               280,688
       13,296  Hancock Holding Co.                  388,509
       15,790  International Bancshares
                  Corp.                             425,225
        4,899  Prosperity Bancshares, Inc.          267,437
       17,029  TCF Financial Corp.                  280,297
       16,985  Trustmark Corp.                      408,319
       13,717  Valley National Bancorp              136,073
        3,576  Webster Financial Corp.              138,248
                                            ---------------
                                                  3,263,377
                                            ---------------
               CAPITAL MARKETS -- 0.9%
        3,614  Eaton Vance Corp.                    138,633
        2,449  Stifel Financial Corp. (a)           134,572
        8,968  Waddell & Reed Financial,
                  Inc., Class A                     402,753
                                            ---------------
                                                    675,958
                                            ---------------
               CHEMICALS -- 1.6%
        2,559  Albemarle Corp.                      138,698
       19,490  Cabot Corp.                          685,658
       15,743  Olin Corp. (b)                       361,932
                                            ---------------
                                                  1,186,288
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.7%
        6,843  Deluxe Corp.                         440,894
        9,777  Herman Miller, Inc.                  274,147
        2,915  MSA Safety, Inc.                     150,560
        8,114  R.R. Donnelley & Sons Co.            142,401
        6,003  Waste Connections, Inc.              300,930
                                            ---------------
                                                  1,308,932
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.7%
       49,449  Polycom, Inc. (a)                    562,730
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.4%
        7,965  Granite Construction, Inc.           270,969
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CONTAINERS & PACKAGING
                  -- 2.4%
        4,435  AptarGroup, Inc.             $       300,648
        9,426  Bemis Co., Inc.                      420,117
       11,835  Greif, Inc., Class A                 366,767
        2,681  Silgan Holdings, Inc.                143,353
       13,199  Sonoco Products Co.                  544,855
                                            ---------------
                                                  1,775,740
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 3.0%
       56,426  Apollo Education Group,
                  Inc. (a)                          722,817
       24,242  DeVry Education Group, Inc.          736,472
        1,119  Graham Holdings Co., Class B         771,618
                                            ---------------
                                                  2,230,907
                                            ---------------
               ELECTRIC UTILITIES -- 5.0%
        7,879  Cleco Corp.                          428,854
       23,415  Great Plains Energy, Inc.            611,366
        9,514  Hawaiian Electric
                  Industries, Inc.                  284,944
       10,077  IDACORP, Inc.                        625,882
       19,801  OGE Energy Corp.                     589,278
       22,996  PNM Resources, Inc.                  606,635
       16,531  Westar Energy, Inc.                  622,392
                                            ---------------
                                                  3,769,351
                                            ---------------
               ELECTRICAL EQUIPMENT
                  -- 0.4%
        2,612  Hubbell, Inc., Class B               272,719
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 6.4%
       13,025  Arrow Electronics, Inc. (a)          757,404
       17,679  Avnet, Inc.                          737,745
        1,705  FEI Co.                              146,579
       22,601  Ingram Micro, Inc., Class A
                  (a)                               615,425
       19,928  Jabil Circuit, Inc.                  403,542
       13,603  Keysight Technologies, Inc.
                  (a)                               415,435
        4,801  National Instruments Corp.           139,037
       12,626  Tech Data Corp. (a)                  736,474
        6,028  Trimble Navigation Ltd. (a)          139,247
       62,223  Vishay Intertechnology, Inc.         714,320
                                            ---------------
                                                  4,805,208
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 6.8%
       27,488  Atwood Oceanics, Inc.                571,750
        9,658  Dril-Quip, Inc. (a)                  564,124
       57,543  Helix Energy Solutions
                  Group, Inc. (a)                   481,635
       29,402  Nabors Industries Ltd.               341,357
       15,599  Oceaneering International,
                  Inc.                              624,272
       19,521  Oil States International,
                  Inc. (a)                          587,777
       38,627  Patterson-UTI Energy, Inc.           636,766
       20,098  Rowan Cos. PLC, Class A              346,289
       34,542  Superior Energy Services,
                  Inc.                              587,214
       18,666  Tidewater, Inc. (b)                  364,547
                                            ---------------
                                                  5,105,731
                                            ---------------


                        See Notes to Financial Statements                Page 75

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING
                  -- 0.7%
        2,954  Casey's General Stores, Inc. $       301,943
        4,442  United Natural Foods, Inc.
                  (a)                               202,244
                                            ---------------
                                                    504,187
                                            ---------------
               FOOD PRODUCTS -- 1.6%
       13,374  Flowers Foods, Inc.                  289,681
        7,088  Ingredion, Inc.                      625,162
        1,557  Lancaster Colony Corp.               145,128
        4,377  Tootsie Roll Industries,
                  Inc. (b)                          142,121
                                            ---------------
                                                  1,202,092
                                            ---------------
               GAS UTILITIES -- 3.5%
       11,032  Atmos Energy Corp.                   610,070
        9,606  National Fuel Gas Co.                519,396
       13,292  ONE Gas, Inc.                        598,539
       20,291  Questar Corp.                        449,243
        7,815  WGL Holdings, Inc.                   436,858
                                            ---------------
                                                  2,614,106
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 0.2%
        2,509  ResMed, Inc.                         145,397
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 0.5%
        6,738  Community Health Systems,
                  Inc. (a)                          394,240
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 0.5%
       11,570  International Speedway
                  Corp., Class A                    396,504
                                            ---------------
               HOUSEHOLD DURABLES -- 1.3%
       43,781  KB Home                              699,620
        4,719  M.D.C. Holdings, Inc.                140,909
        2,191  Tupperware Brands Corp.              128,108
                                            ---------------
                                                    968,637
                                            ---------------
               INSURANCE -- 9.4%
        1,207  Alleghany Corp. (a)                  586,759
        4,349  American Financial Group,
                  Inc.                              299,863
       15,173  Aspen Insurance Holdings
                  Ltd.                              729,670
        8,608  Brown & Brown, Inc.                  287,938
       30,828  CNO Financial Group, Inc.            549,971
        3,993  Everest Re Group Ltd.                731,198
       11,402  First American Financial
                  Corp.                             462,693
        7,642  Hanover Insurance Group
                  (The), Inc.                       617,856
        3,681  HCC Insurance Holdings, Inc.         284,026
        3,669  Kemper Corp.                         142,064
        2,541  Mercury General Corp.                143,439
       27,145  Old Republic International
                  Corp.                             454,136
        5,963  Reinsurance Group of
                  America, Inc.                     575,549
        5,611  StanCorp Financial Group,
                  Inc.                              639,766
       10,894  W. R. Berkley Corp.                  607,014
                                            ---------------
                                                  7,111,942
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               IT SERVICES -- 2.3%
        8,045  Acxiom Corp. (a)             $       144,086
       22,193  Convergys Corp.                      557,266
        2,186  Jack Henry & Associates,
                  Inc.                              152,714
       24,881  NeuStar, Inc., Class A
                  (a) (b)                           768,076
        2,676  Science Applications
                  International Corp.               143,648
                                            ---------------
                                                  1,765,790
                                            ---------------
               LEISURE PRODUCTS -- 0.2%
        3,150  Vista Outdoor, Inc. (a)              148,586
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 0.2%
          939  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       141,545
                                            ---------------
               MACHINERY -- 5.4%
        9,963  AGCO Corp.                           548,065
        6,817  CLARCOR, Inc.                        410,179
        4,816  Crane Co.                            256,211
        3,950  Donaldson Co., Inc.                  132,720
        3,982  Graco, Inc.                          284,673
        1,800  IDEX Corp.                           136,854
        6,968  Lincoln Electric Holdings,
                  Inc.                              421,912
       17,149  Oshkosh Corp.                        626,625
        1,954  SPX Corp.                            127,811
       31,259  Terex Corp.                          692,699
        3,569  Valmont Industries, Inc.             396,980
                                            ---------------
                                                  4,034,729
                                            ---------------
               MARINE -- 0.9%
        9,480  Kirby Corp. (a)                      686,447
                                            ---------------
               MEDIA -- 2.0%
        3,521  Cinemark Holdings, Inc.              138,939
        7,803  John Wiley & Sons, Inc.,
                  Class A                           413,637
        5,424  Meredith Corp.                       259,918
       31,585  Time, Inc.                           704,977
                                            ---------------
                                                  1,517,471
                                            ---------------
               METALS & MINING -- 5.2%
       10,969  Carpenter Technology Corp.           411,776
       45,197  Commercial Metals Co.                696,486
        6,887  Compass Minerals
                  International, Inc.               550,960
       12,017  Reliance Steel & Aluminum
                  Co.                               728,230
       13,654  Steel Dynamics, Inc.                 273,490
       26,927  TimkenSteel Corp.                    501,650
       27,435  United States Steel Corp.
                  (b)                               534,159
        9,410  Worthington Industries, Inc.         254,635
                                            ---------------
                                                  3,951,386
                                            ---------------
               MULTILINE RETAIL -- 0.7%
       12,574  Big Lots, Inc.                       542,945
                                            ---------------
               MULTI-UTILITIES -- 2.7%
        9,801  Alliant Energy Corp.                 602,860
       12,960  Black Hills Corp.                    539,914
       14,483  MDU Resources Group, Inc.            282,563
       14,701  Vectren Corp.                        618,912
                                            ---------------
                                                  2,044,249
                                            ---------------


Page 76                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  -- 6.1%
       93,659  California Resources Corp.   $       396,178
      114,272  Denbury Resources, Inc.              450,232
        6,212  Energen Corp.                        342,902
       18,056  Gulfport Energy Corp. (a)            591,515
       13,251  HollyFrontier Corp.                  639,493
       15,758  SM Energy Co.                        584,149
       16,661  Western Refining, Inc.               735,750
        8,848  World Fuel Services Corp.            359,671
       59,183  WPX Energy, Inc. (a)                 514,892
                                            ---------------
                                                  4,614,782
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.9%
       17,555  Domtar Corp.                         713,786
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.1%
        6,859  FTI Consulting, Inc. (a)             280,670
        3,165  ManpowerGroup, Inc.                  286,369
        2,248  Towers Watson & Co., Class A         285,002
                                            ---------------
                                                    852,041
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 2.2%
       14,625  BioMed Realty Trust, Inc.            315,023
       12,826  Corrections Corp. of America         451,090
        4,907  Hospitality Properties Trust         134,550
        4,004  Potlatch Corp.                       140,180
        8,058  Senior Housing Properties
                  Trust                             139,162
        6,105  Taubman Centers, Inc.                456,654
                                            ---------------
                                                  1,636,659
                                            ---------------
               ROAD & RAIL -- 2.5%
       14,743  Con-way, Inc.                        571,881
        7,426  Genesee & Wyoming, Inc.,
                  Class A (a)                       528,880
       27,686  Werner Enterprises, Inc.             781,852
                                            ---------------
                                                  1,882,613
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 0.9%
       16,300  Cree, Inc. (a) (b)                   401,795
       14,663  Teradyne, Inc.                       282,409
                                            ---------------
                                                    684,204
                                            ---------------
               SOFTWARE -- 0.6%
       16,053  Mentor Graphics Corp.                418,823
                                            ---------------
               SPECIALTY RETAIL -- 7.3%
       15,623  Aaron's, Inc.                        577,739
       26,299  Abercrombie & Fitch Co.,
                  Class A (b)                       528,347
       16,426  American Eagle Outfitters,
                  Inc.                              291,561
        5,857  ANN, Inc. (a)                        267,958
       33,966  Ascena Retail Group, Inc.
                  (a)                               425,254
        5,659  Cabela's, Inc. (a)                   251,429
        8,504  Chico's FAS, Inc.                    129,431
       10,862  CST Brands, Inc.                     411,453
        8,195  Dick's Sporting Goods, Inc.          417,781
       37,912  Guess?, Inc.                         829,894


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
       13,020  Murphy USA, Inc. (a)         $       712,975
       25,636  Rent-A-Center, Inc.                  686,788
                                            ---------------
                                                  5,530,610
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 0.5%
        6,399  Lexmark International, Inc.,
                  Class A                           217,502
        4,699  NCR Corp. (a)                        129,410
                                            ---------------
                                                    346,912
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.6%
        7,695  New York Community Bancorp,
                  Inc.                              146,436
       12,114  Washington Federal, Inc.             282,014
                                            ---------------
                                                    428,450
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 1.5%
       10,643  GATX Corp.                           564,505
        6,081  MSC Industrial Direct Co.,
                  Inc., Class A                     433,332
        7,103  NOW, Inc. (a)                        123,592
                                            ---------------
                                                  1,121,429
                                            ---------------
               WATER UTILITIES -- 0.4%
       11,550  Aqua America, Inc.                   293,832
                                            ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.7%
       19,242  Telephone and Data Systems,
                  Inc.                              565,907
                                            ---------------
               TOTAL COMMON STOCKS --
                  100.0%                         75,379,824
               (Cost $79,831,054)           ---------------

               MONEY MARKET FUNDS -- 1.4%
    1,054,636  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  0.01% (c) (d)                   1,054,636
               (Cost $1,054,636)            ---------------


PRINCIPAL
VALUE
-------------
               REPURCHASE AGREEMENTS
                  -- 1.7%
$     330,489  JPMorgan Chase & Co.,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value of
                  $330,491. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 3.500%,
                  due 05/15/20. The value
                  of the collateral
                  including accrued
                  interest is $339,397.(d)          330,489


                        See Notes to Financial Statements                Page 77

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2015

PRINCIPAL
VALUE          DESCRIPTION                            VALUE
-----------------------------------------------------------
               REPURCHASE AGREEMENTS
                  (CONTINUED)
$     948,998  RBC Capital Markets LLC,
                  0.10% (c), dated
                  07/31/15, due 08/03/15,
                  with a maturity value of
                  $949,006. Collateralized
                  by U.S. Treasury Notes,
                  interest rates of 0.625%
                  to 2.375%, due 12/15/16
                  to 09/30/19. The value
                  of the collateral
                  including accrued
                  interest is $970,951.(d)  $       948,998
                                            ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.7%                         1,279,487
               (Cost $1,279,487)            ---------------

               TOTAL INVESTMENTS -- 103.1%       77,713,947
               (Cost $82,165,177) (e)

               NET OTHER ASSETS AND
                  LIABILITIES -- (3.1)%          (2,324,850)
                                            ---------------
               NET ASSETS -- 100.0%         $    75,389,097
                                            ===============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,298,827 and the total value of the collateral held by the Fund is $2,334,123.

(c)   Interest rate shown reflects yield as of July 31, 2015.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $83,441,845. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,038,724 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,766,622.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 75,379,824     $        --   $      --
Money Market Funds       1,054,636              --          --
Repurchase Agreements           --       1,279,487          --
                      ----------------------------------------
Total Investments     $ 76,434,460     $ 1,279,487   $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 78                  See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2015

----------------------------

OFFSETTING ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)      $    2,298,827
Non-cash Collateral(2)                              (2,298,827)
                                                --------------
Net Amount                                      $           --
                                                ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)      $    1,279,487
Non-cash Collateral(4)                              (1,279,487)
                                                --------------
Net Amount                                      $           --
                                                ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2015, the value of collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 79

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AIRLINES -- 2.6%
       15,186  Alaska Air Group, Inc.       $     1,150,339
       78,552  JetBlue Airways Corp. (a)          1,805,125
                                            ---------------
                                                  2,955,464
                                            ---------------
               BANKS -- 5.4%
       35,644  Bank of the Ozarks, Inc.           1,572,613
       29,108  East West Bancorp, Inc.            1,302,874
       41,626  First Horizon National Corp.         659,772
       13,950  PacWest Bancorp                      645,746
        8,912  Signature Bank (a)                 1,297,498
        4,530  SVB Financial Group (a)              648,243
                                            ---------------
                                                  6,126,746
                                            ---------------
               BIOTECHNOLOGY -- 1.1%
        7,501  United Therapeutics Corp.
                  (a)                             1,270,369
                                            ---------------
               BUILDING PRODUCTS -- 2.3%
       22,654  A.O. Smith Corp.                   1,627,010
        7,120  Fortune Brands Home &
                  Security, Inc.                    339,980
        6,057  Lennox International, Inc.           715,150
                                            ---------------
                                                  2,682,140
                                            ---------------
               CAPITAL MARKETS -- 3.9%
       38,102  Janus Capital Group, Inc.            624,111
       16,422  Raymond James Financial,
                  Inc.                              968,898
       26,607  SEI Investments Co.                1,418,419
       59,395  WisdomTree Investments, Inc.       1,478,935
                                            ---------------
                                                  4,490,363
                                            ---------------
               CHEMICALS -- 3.6%
        2,677  Ashland, Inc.                        306,035
       21,552  Cytec Industries, Inc.             1,599,805
        9,574  Minerals Technologies, Inc.          619,916
          735  NewMarket Corp.                      292,317
        8,326  PolyOne Corp.                        285,332
        6,659  RPM International, Inc.              312,107
        4,771  Sensient Technologies Corp.          326,289
        3,987  Valspar (The) Corp.                  332,037
                                            ---------------
                                                  4,073,838
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 2.0%
       19,129  HNI Corp.                            948,607
       45,726  Rollins, Inc.                      1,326,054
                                            ---------------
                                                  2,274,661
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.5%
       31,975  ARRIS Group, Inc. (a)                988,667
       22,931  InterDigital, Inc.                 1,239,879
       11,585  Plantronics, Inc.                    672,857
                                            ---------------
                                                  2,901,403
                                            ---------------
               DISTRIBUTORS -- 1.5%
       53,919  LKQ Corp. (a)                      1,696,292
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 1.5%
       55,411  Service Corp. International        1,690,590
                                            ---------------


SHARES         DESCRIPTION                         VALUE
-----------------------------------------------------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.9%
       15,897  MSCI, Inc.                   $     1,083,540
                                            ---------------
               ELECTRICAL EQUIPMENT
                  -- 1.3%
        7,248  Acuity Brands, Inc.                1,458,225
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 3.0%
        4,015  Belden, Inc.                         237,808
       20,343  Cognex Corp.                         920,928
        7,659  IPG Photonics Corp. (a)              706,313
       14,684  Zebra Technologies Corp.,
                  Class A (a)                     1,580,439
                                            ---------------
                                                  3,445,488
                                            ---------------
               FOOD PRODUCTS -- 4.7%
       19,808  Hain Celestial Group (The),
                  Inc. (a)                        1,346,548
       30,237  Post Holdings, Inc. (a)            1,624,936
        8,049  TreeHouse Foods, Inc. (a)            659,696
       33,362  WhiteWave Foods (The) Co.
                  (a)                             1,722,147
                                            ---------------
                                                  5,353,327
                                            ---------------
               GAS UTILITIES -- 0.3%
        9,468  UGI Corp.                            345,961
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 5.9%
       15,603  Align Technology, Inc. (a)           978,308
        1,832  Cooper (The) Cos., Inc.              324,264
       30,015  Hill-Rom Holdings, Inc.            1,681,740
       34,279  Hologic, Inc. (a)                  1,428,063
        6,496  Sirona Dental Systems, Inc.
                  (a)                               674,155
        5,060  STERIS Corp.                         349,798
        9,632  Teleflex, Inc.                     1,290,592
                                            ---------------
                                                  6,726,920
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 6.0%
       20,283  Centene Corp. (a)                  1,422,447
       18,755  LifePoint Health, Inc. (a)         1,554,039
       13,203  MEDNAX, Inc. (a)                   1,117,502
       17,302  Omnicare, Inc.                     1,675,699
       17,983  VCA, Inc. (a)                      1,106,494
                                            ---------------
                                                  6,876,181
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 5.0%
        5,656  Brinker International, Inc.          338,795
       23,923  Cheesecake Factory (The),
                  Inc.                            1,381,314
       14,380  Domino's Pizza, Inc.               1,637,019
       17,791  Dunkin' Brands Group, Inc.           958,757
        3,732  Panera Bread Co., Class A
                  (a)                               761,776
       57,827  Wendy's (The) Co.                    593,305
                                            ---------------
                                                  5,670,966
                                            ---------------
               HOUSEHOLD DURABLES -- 4.3%
       25,209  Jarden Corp. (a)                   1,386,495
          730  NVR, Inc. (a)                      1,087,729
       19,796  Tempur Sealy International,
                  Inc. (a)                        1,495,588


Page 80                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES
                  (CONTINUED)
       25,621  Toll Brothers, Inc. (a)      $       997,169
                                            ---------------
                                                  4,966,981
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
        4,020  Church & Dwight Co., Inc.            347,047
                                            ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 1.1%
       13,029  Carlisle Cos., Inc.                1,319,317
                                            ---------------
               INSURANCE -- 0.6%
       13,791  Arthur J. Gallagher & Co.            654,107
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 0.6%
        9,292  HSN, Inc.                            683,055
                                            ---------------
               IT SERVICES -- 6.8%
        6,521  Broadridge Financial
                  Solutions, Inc.                   353,895
       32,869  CoreLogic, Inc. (a)                1,296,353
       12,943  DST Systems, Inc.                  1,412,729
        7,604  Gartner, Inc. (a)                    673,486
       15,764  Global Payments, Inc.              1,766,987
       19,848  MAXIMUS, Inc.                      1,353,832
        8,586  WEX, Inc. (a)                        876,115
                                            ---------------
                                                  7,733,397
                                            ---------------
               LEISURE PRODUCTS -- 1.7%
       19,239  Brunswick Corp.                    1,021,399
        6,605  Polaris Industries, Inc.             905,281
                                            ---------------
                                                  1,926,680
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 1.5%
        3,311  Bio-Techne Corp.                     362,157
        9,273  Charles River Laboratories
                  International, Inc. (a)           719,770
        1,910  Mettler-Toledo
                  International, Inc. (a)           644,816
                                            ---------------
                                                  1,726,743
                                            ---------------
               MACHINERY -- 2.2%
        7,796  ITT Corp.                            296,248
        4,186  Nordson Corp.                        310,224
       10,382  Wabtec Corp.                       1,050,555
       17,794  Woodward, Inc.                       878,312
                                            ---------------
                                                  2,535,339
                                            ---------------
               MEDIA -- 2.3%
       19,924  AMC Networks, Inc., Class A
                  (a)                             1,677,999
       35,594  Live Nation Entertainment,
                  Inc. (a)                          933,275
                                            ---------------
                                                  2,611,274
                                            ---------------
               PHARMACEUTICALS -- 0.9%
       22,411  Akorn, Inc. (a)                    1,033,371
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.0%
       14,984  CEB, Inc.                          1,146,576
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.5%
        4,999  Extra Space Storage, Inc.    $       367,526
        4,464  Home Properties, Inc.                328,997
        5,675  Lamar Advertising Co.,
                  Class A                           340,784
        4,478  Mid-America Apartment
                  Communities, Inc.                 359,762
       10,181  UDR, Inc.                            344,220
                                            ---------------
                                                  1,741,289
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 1.8%
        8,277  Alexander & Baldwin, Inc.            312,457
        9,538  Jones Lang LaSalle, Inc.           1,698,145
                                            ---------------
                                                  2,010,602
                                            ---------------
               ROAD & RAIL -- 0.6%
        9,756  Landstar System, Inc.                702,725
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 2.8%
       60,121  Integrated Device
                  Technology, Inc. (a)            1,148,912
       18,115  Silicon Laboratories, Inc.
                  (a)        814,994
       54,522  SunEdison, Inc. (a)                1,269,272
                                            ---------------
                                                  3,233,178
                                            ---------------
               SOFTWARE -- 12.2%
       66,371  ACI Worldwide, Inc. (a)            1,571,002
        7,149  ANSYS, Inc. (a)                      673,078
       33,177  Cadence Design Systems,
                  Inc. (a)                          695,722
        6,019  FactSet Research Systems,
                  Inc.                              997,107
       14,371  Fair Isaac Corp.                   1,303,306
       39,455  Fortinet, Inc. (a)                 1,883,582
       26,916  Informatica Corp. (a)              1,305,964
       27,337  Manhattan Associates, Inc.
                  (a)                             1,771,984
       15,902  PTC, Inc. (a)                        578,038
       19,319  Synopsys, Inc. (a)                   982,178
       10,083  Tyler Technologies, Inc. (a)       1,406,982
        3,968  Ultimate Software Group
                  (The), Inc. (a)                   730,945
                                            ---------------
                                                 13,899,888
                                            ---------------
               SPECIALTY RETAIL -- 2.9%
       24,335  Foot Locker, Inc.                  1,716,834
        5,087  Signet Jewelers Ltd.                 616,646
       11,893  Williams-Sonoma, Inc.              1,006,862
                                            ---------------
                                                  3,340,342
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.4%
       15,340  Carter's, Inc.                     1,555,629
                                            ---------------
               TOTAL INVESTMENTS -- 100.0%      114,290,014
               (Cost $103,845,729) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%             (17,185)
                                            ---------------
               NET ASSETS -- 100.0%         $   114,272,829
                                            ===============


                        See Notes to Financial Statements                Page 81

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2015

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $104,234,470. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,520,677 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,465,133.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $  114,290,014    $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


Page 82                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.1%
               AEROSPACE & DEFENSE -- 1.8%
       12,711  AAR Corp.                    $       342,561
        2,129  Cubic Corp.                           94,464
        4,025  Engility Holdings, Inc.               88,188
        4,299  Moog, Inc., Class A (a)              287,431
        6,428  National Presto Industries,
                  Inc.                              508,841
                                            ---------------
                                                  1,321,485
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 0.6%
        9,394  Atlas Air Worldwide
                  Holdings, Inc. (a)                461,715
                                            ---------------
               AIRLINES -- 1.0%
       56,244  Republic Airways Holdings,
                  Inc. (a)                          283,470
       26,936  SkyWest, Inc.                        446,060
                                            ---------------
                                                    729,530
                                            ---------------
               AUTO COMPONENTS -- 1.1%
        4,250  Dorman Products, Inc. (a)            224,315
        8,651  Standard Motor Products,
                  Inc.                              316,367
       16,594  Superior Industries
                  International, Inc.               280,771
                                            ---------------
                                                    821,453
                                            ---------------
               BANKS -- 4.3%
       13,695  BBCN Bancorp, Inc.                   210,218
        4,264  Central Pacific Financial
                  Corp.                              99,309
        4,113  City Holding Co.                     198,329
        2,681  Community Bank System, Inc.          102,495
        7,072  F.N.B. Corp.                          97,523
      107,120  First BanCorp (a)                    461,687
       10,561  First Commonwealth Financial
                  Corp.                              97,161
        5,645  First Financial Bancorp              107,312
        4,077  Hanmi Financial Corp.                103,189
       17,957  National Penn Bancshares,
                  Inc.                              192,499
        7,740  NBT Bancorp, Inc.                    209,212
       37,967  OFG Bancorp                          306,014
       14,008  Old National Bancorp                 201,575
        3,423  S&T Bancorp, Inc.                    105,839
        6,890  Sterling Bancorp                     102,592
        1,885  Tompkins Financial Corp.             101,884
        1,776  UMB Financial Corp.                   97,360
        8,019  Wilshire Bancorp, Inc.                93,181
        3,795  Wintrust Financial Corp.             204,626
                                            ---------------
                                                  3,092,005
                                            ---------------
               BUILDING PRODUCTS -- 1.7%
       19,085  Griffon Corp.                        329,025
        4,726  Quanex Building Products
                  Corp.                              94,898
        5,958  Simpson Manufacturing Co.,
                  Inc.                              213,416
        9,923  Universal Forest Products,
                  Inc.                              630,111
                                            ---------------
                                                  1,267,450
                                            ---------------
               CAPITAL MARKETS -- 2.0%
       24,803  Calamos Asset Management,
                  Inc., Class A                     297,884


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
        8,168  Investment Technology Group,
                  Inc.                      $       166,219
       11,831  Piper Jaffray Cos. (a)               530,620
        3,904  Virtus Investment Partners,
                  Inc.                              471,838
                                            ---------------
                                                  1,466,561
                                            ---------------
               CHEMICALS -- 3.1%
        2,317  A. Schulman, Inc.                     86,262
       15,678  Calgon Carbon Corp.                  277,344
       40,118  FutureFuel Corp.                     458,950
        7,523  Hawkins, Inc.                        274,439
        5,772  Innophos Holdings, Inc.              297,143
       33,929  Intrepid Potash, Inc. (a)            289,754
        4,241  Kraton Performance Polymers,
                  Inc. (a)                           87,025
        5,615  Stepan Co.                           275,191
       13,742  Tredegar Corp.                       231,690
                                            ---------------
                                                  2,277,798
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 2.4%
        6,162  ABM Industries, Inc.                 203,099
        7,741  Essendant, Inc.                      285,024
       15,800  Tetra Tech, Inc.                     420,912
        3,622  UniFirst Corp.                       401,390
       14,943  Viad Corp.                           428,416
                                            ---------------
                                                  1,738,841
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.4%
       12,465  ADTRAN, Inc.                         205,673
       20,256  Black Box Corp.                      317,209
       17,773  Comtech Telecommunications
                  Corp.                             512,040
                                            ---------------
                                                  1,034,922
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
        4,240  EMCOR Group, Inc.                    202,799
       71,512  Orion Marine Group, Inc. (a)         517,747
                                            ---------------
                                                    720,546
                                            ---------------
               CONSUMER FINANCE -- 3.2%
        7,734  Cash America International,
                  Inc.                              214,464
        7,109  Encore Capital Group, Inc.
                  (a)                               305,758
       69,491  EZCORP, Inc., Class A (a)            492,691
        6,664  First Cash Financial
                  Services, Inc. (a)                271,025
       27,004  Green Dot Corp., Class A
                  (a)                               559,523
        8,394  World Acceptance Corp. (a)           456,801
                                            ---------------
                                                  2,300,262
                                            ---------------
               DISTRIBUTORS -- 0.3%
       24,463  VOXX International Corp. (a)         195,704
                                            ---------------
               DIVERSIFIED CONSUMER
                  SERVICES -- 1.6%
       20,075  American Public Education,
                  Inc. (a)                          519,340


                        See Notes to Financial Statements                Page 83

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER
                  SERVICES (CONTINUED)
        7,548  Capella Education Co.        $       388,798
       35,330  Universal Technical
                  Institute, Inc.                   225,052
                                            ---------------
                                                  1,133,190
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION SERVICES
                  -- 1.3%
        4,398  Atlantic Tele-Network, Inc.          311,115
       56,801  Iridium Communications,
                  Inc. (a)                          421,463
       13,695  Lumos Networks Corp.                 191,182
                                            ---------------
                                                    923,760
                                            ---------------
               ELECTRIC UTILITIES -- 1.6%
       11,130  ALLETE, Inc.                         537,467
       11,688  El Paso Electric Co.                 425,794
        4,421  UIL Holdings Corp.                   211,943
                                            ---------------
                                                  1,175,204
                                            ---------------
               ELECTRICAL EQUIPMENT -- 0.7%
        4,573  Encore Wire Corp.                    156,991
        2,882  EnerSys                              179,981
        6,265  Franklin Electric Co., Inc.          180,808
                                            ---------------
                                                    517,780
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 9.0%
        4,664  Anixter International, Inc.
                  (a)                               308,803
       23,706  Benchmark Electronics, Inc.
                  (a)                               522,954
       19,897  Checkpoint Systems, Inc.             173,900
        4,786  Coherent, Inc. (a)                   277,349
       10,511  CTS Corp.                            197,502
       17,079  Daktronics, Inc.                     195,213
       27,566  Fabrinet (a)                         511,625
        2,169  FARO Technologies, Inc. (a)           95,197
       21,344  II-VI, Inc. (a)                      362,848
       10,158  Insight Enterprises, Inc.
                  (a)                               274,164
        2,135  Littelfuse, Inc.                     196,420
        6,918  Mercury Systems, Inc. (a)             97,475
        1,469  MTS Systems Corp.                     94,912
       16,025  Newport Corp. (a)                    253,836
        4,292  OSI Systems, Inc. (a)                301,213
        5,286  Park Electrochemical Corp.            93,351
        9,232  Plexus Corp. (a)                     352,108
       11,008  Rofin-Sinar Technologies,
                  Inc. (a)                          274,539
        3,063  Rogers Corp. (a)                     171,436
       25,611  Sanmina Corp. (a)                    565,235
       10,644  ScanSource, Inc. (a)                 402,663
        5,535  SYNNEX Corp.                         418,612
       40,552  TTM Technologies, Inc. (a)           370,240
                                            ---------------
                                                  6,511,595
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 5.8%
       53,657  Basic Energy Services, Inc.
                  (a)                               324,088
        7,601  Bristow Group, Inc.                  342,425


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
        2,433  CARBO Ceramics, Inc.         $        79,924
       19,781  Era Group, Inc. (a)                  334,892
        9,306  Exterran Holdings, Inc.              230,696
       46,224  Gulf Island Fabrication,
                  Inc.                              527,416
       44,510  GulfMark Offshore, Inc.,
                  Class A                           419,284
       25,150  Hornbeck Offshore Services,
                  Inc. (a)                          457,730
       11,081  Matrix Service Co. (a)               214,750
       63,508  Newpark Resources, Inc. (a)          459,163
       63,898  Pioneer Energy Services
                  Corp. (a)                         233,867
        7,278  SEACOR Holdings, Inc. (a)            459,751
        9,292  Tesco Corp.                           89,203
                                            ---------------
                                                  4,173,189
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 1.1%
       13,239  Andersons (The), Inc.                493,814
        9,337  SpartanNash Co.                      300,745
                                            ---------------
                                                    794,559
                                            ---------------
               FOOD PRODUCTS -- 1.8%
       27,634  Darling Ingredients, Inc.
                  (a)                               355,097
        6,870  Sanderson Farms, Inc.                494,708
       14,588  Seneca Foods Corp., Class A
                  (a)                               425,824
                                            ---------------
                                                  1,275,629
                                            ---------------
               GAS UTILITIES -- 2.8%
        7,782  Laclede Group (The), Inc.            421,084
       11,028  New Jersey Resources Corp.           318,709
        7,203  Northwest Natural Gas Co.            311,818
        5,737  Piedmont Natural Gas Co.,
                  Inc.                              218,063
       12,286  South Jersey Industries,
                  Inc.                              297,813
        7,613  Southwest Gas Corp.                  428,917
                                            ---------------
                                                  1,996,404
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 0.9%
        2,567  Analogic Corp.                       206,772
        1,878  Greatbatch, Inc. (a)                 102,407
        5,433  Meridian Bioscience, Inc.             98,283
        4,702  Merit Medical Systems, Inc.
                  (a)                               120,183
        4,324  SurModics, Inc. (a)                  101,571
                                            ---------------
                                                    629,216
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.5%
        7,350  Air Methods Corp. (a)                289,516
        5,075  Almost Family, Inc. (a)              222,082
        6,326  CorVel Corp. (a)                     202,179
       22,027  Hanger, Inc. (a)                     476,664
       25,362  Healthways, Inc. (a)                 321,083
        2,648  LHC Group, Inc. (a)                  106,688
        2,891  Magellan Health, Inc. (a)            175,166
                                            ---------------
                                                  1,793,378
                                            ---------------


Page 84                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE TECHNOLOGY
                  -- 0.1%
        1,896  Computer Programs & Systems,
                  Inc.                      $        88,676
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 2.3%
          490  Biglari Holdings, Inc. (a)           213,057
        8,865  Interval Leisure Group, Inc.         189,002
       21,122  Marcus (The) Corp.                   442,717
       19,704  Monarch Casino & Resort,
                  Inc. (a)                          366,691
        1,180  Red Robin Gourmet Burgers,
                  Inc. (a)                          108,147
       48,458  Ruby Tuesday, Inc. (a)               355,682
                                            ---------------
                                                  1,675,296
                                            ---------------
               HOUSEHOLD DURABLES -- 1.6%
       11,535  Ethan Allen Interiors, Inc.          348,241
        3,177  iRobot Corp. (a)                      97,820
       11,535  La-Z-Boy, Inc.                       292,989
       16,421  M/I Homes, Inc. (a)                  411,839
                                            ---------------
                                                  1,150,889
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.4%
       26,629  Central Garden & Pet Co.,
                  Class A (a)                       268,420
                                            ---------------
               INSURANCE -- 5.1%
        7,508  American Equity Investment
                  Life Holding Co.                  221,786
       22,665  Employers Holdings, Inc.             543,960
        5,568  Horace Mann Educators Corp.          196,216
        5,342  Infinity Property & Casualty
                  Corp.                             414,059
        5,223  Navigators Group (The), Inc.
                  (a)                               408,334
        8,767  ProAssurance Corp.                   423,359
       18,407  Selective Insurance Group,
                  Inc.                              567,120
        2,545  Stewart Information Services
                  Corp.                             104,650
       12,366  United Fire Group, Inc.              427,369
       26,069  United Insurance Holdings
                  Corp.                             418,668
                                            ---------------
                                                  3,725,521
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 0.4%
        7,185  FTD Cos., Inc. (a)                   209,299
        5,864  PetMed Express, Inc.                  98,808
                                            ---------------
                                                    308,107
                                            ---------------
               IT SERVICES -- 2.7%
        5,008  CACI International, Inc.,
                  Class A (a)                       411,307
        3,199  CSG Systems International,
                  Inc.                               99,489
       13,969  ManTech International Corp.,
                  Class A                           416,416
       10,528  Perficient, Inc. (a)                 170,869
       21,292  Sykes Enterprises, Inc. (a)          519,099
       11,220  TeleTech Holdings, Inc.              304,399
                                            ---------------
                                                  1,921,579
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 0.6%
       23,471  Luminex Corp. (a)            $       404,405
                                            ---------------
               MACHINERY -- 3.2%
        4,386  Actuant Corp., Class A               101,141
        2,545  Albany International Corp.,
                  Class A                            94,725
        7,265  Astec Industries, Inc.               285,587
       10,390  Barnes Group, Inc.                   404,483
       15,775  Briggs & Stratton Corp.              291,522
        3,715  CIRCOR International, Inc.           177,688
        5,414  ESCO Technologies, Inc.              206,111
       27,170  Federal Signal Corp.                 406,463
        1,152  Lindsay Corp.                         96,618
        2,534  Standex International Corp.          189,645
        1,550  Tennant Co.                           92,706
                                            ---------------
                                                  2,346,689
                                            ---------------
               MEDIA -- 1.3%
       28,957  Gannett Co., Inc. (a)                366,306
       86,631  Harte-Hanks, Inc.                    406,300
        4,590  Scholastic Corp.                     197,783
                                            ---------------
                                                    970,389
                                            ---------------
               METALS & MINING -- 1.4%
        4,107  Haynes International, Inc.           174,835
       14,647  Materion Corp.                       448,198
       44,549  Stillwater Mining Co. (a)            424,107
                                            ---------------
                                                  1,047,140
                                            ---------------
               MULTI-UTILITIES -- 1.4%
       16,846  Avista Corp.                         556,255
        8,310  NorthWestern Corp.                   447,410
                                            ---------------
                                                  1,003,665
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.2%
       75,375  Approach Resources, Inc. (a)         293,209
       60,107  Bill Barrett Corp. (a)               341,408
       22,198  Bonanza Creek Energy, Inc.
                  (a)                               173,366
      110,798  Cloud Peak Energy, Inc. (a)          352,337
      121,655  Comstock Resources, Inc.             153,285
       33,016  Contango Oil & Gas Co. (a)           303,087
       18,741  Green Plains, Inc.                   420,735
       59,839  Northern Oil and Gas, Inc.
                  (a)                               284,834
        9,626  PDC Energy, Inc. (a)                 451,941
       92,491  Penn Virginia Corp. (a)              123,938
       72,471  Rex Energy Corp. (a)                 162,335
                                            ---------------
                                                  3,060,475
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 1.1%
       23,480  P.H. Glatfelter Co.                  479,227
        7,619  Schweitzer-Mauduit
                  International, Inc.               302,474
                                            ---------------
                                                    781,701
                                            ---------------
               PERSONAL PRODUCTS -- 0.1%
        3,134  Medifast, Inc. (a)                    96,747
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.2%
        7,791  CDI Corp.                             94,349
       19,794  Kelly Services, Inc., Class A        295,722


                        See Notes to Financial Statements                Page 85

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES
                  (CONTINUED)
       12,589  Resources Connection, Inc.   $       199,284
       10,162  TrueBlue, Inc. (a)                   261,773
                                            ---------------
                                                    851,128
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 2.2%
        3,472  Agree Realty Corp.                   107,597
       36,497  Capstead Mortgage Corp.              404,022
        3,698  EPR Properties                       211,230
        5,930  GEO Group (The), Inc.                223,857
        2,435  LTC Properties, Inc.                 106,823
        2,807  PS Business Parks, Inc.              216,111
       16,265  Urstadt Biddle Properties,
                  Inc., Class A                     310,662
                                            ---------------
                                                  1,580,302
                                            ---------------
               REAL ESTATE MANAGEMENT &
                  DEVELOPMENT -- 0.4%
       23,088  Forestar Group, Inc. (a)             295,526
                                            ---------------
               ROAD & RAIL -- 1.2%
       24,967  Celadon Group, Inc.                  541,784
       11,777  Roadrunner Transportation
                  Systems, Inc. (a)                 308,322
                                            ---------------
                                                    850,106
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 3.1%
        7,368  Advanced Energy Industries,
                  Inc. (a)                          192,968
        6,449  Cabot Microelectronics
                  Corp. (a)                         292,397
        7,655  Cohu, Inc.                            75,861
       21,415  Diodes, Inc. (a)                     475,199
       44,092  Kulicke & Soffa Industries,
                  Inc. (a)                          458,998
       10,678  MKS Instruments, Inc.                379,069
       23,105  Pericom Semiconductor Corp.          276,567
        2,242  Power Integrations, Inc.              86,900
                                            ---------------
                                                  2,237,959
                                            ---------------
               SOFTWARE -- 0.3%
        6,000  Epiq Systems, Inc.                    99,300
        4,201  Monotype Imaging Holdings,
                  Inc.                              104,731
                                            ---------------
                                                    204,031
                                            ---------------
               SPECIALTY RETAIL -- 7.7%
       11,704  Barnes & Noble, Inc. (a)             307,698
       28,509  Big 5 Sporting Goods Corp.           313,884
        4,426  Buckle (The), Inc.                   195,762
        9,561  Caleres, Inc.                        315,895
        7,839  Cato (The) Corp., Class A            301,096
        4,645  Children's Place (The), Inc.         268,946
      128,758  Christopher & Banks Corp. (a)        415,888
       14,562  Finish Line (The), Inc.,
                  Class A                           400,309
        7,819  Genesco, Inc. (a)                    505,811
        4,684  Haverty Furniture Cos., Inc.         103,891


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
        6,523  Hibbett Sports, Inc. (a)     $       297,123
        7,268  Kirkland's, Inc.                     198,271
       24,931  Lumber Liquidators Holdings,
                  Inc. (a)                          481,168
       16,508  Pep Boys-Manny, Moe & Jack
                  (The) (a)                         195,620
       12,750  Sonic Automotive, Inc.,
                  Class A                           296,948
       29,453  Stage Stores, Inc.                   518,373
        9,673  Stein Mart, Inc.                      98,568
       10,870  Vitamin Shoppe, Inc. (a)             399,581
                                            ---------------
                                                  5,614,832
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 0.3%
       28,549  QLogic Corp. (a)                     253,230
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                 GOODS -- 1.1%
       19,010  Movado Group, Inc.                   481,524
        9,070  Unifi, Inc. (a)                      279,900
                                            ---------------
                                                    761,424
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.3%
       14,689  Astoria Financial Corp.              222,098
       11,957  Dime Community Bancshares,
                  Inc.                              203,269
        7,900  Northwest Bancshares, Inc.           100,251
        6,310  Oritani Financial Corp.               99,130
       10,666  Provident Financial Services,
                  Inc.                              209,267
       14,407  TrustCo Bank Corp. NY                 89,755
                                            ---------------
                                                    923,770
                                            ---------------
               TOBACCO -- 0.7%
        9,008  Universal Corp.                      513,906
                                            ---------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 0.9%
       10,217  Applied Industrial
                  Technologies, Inc.                394,683
        7,244  Kaman Corp.                          285,920
                                            ---------------
                                                    680,603
                                            ---------------
               WATER UTILITIES -- 0.1%
        2,709  American States Water Co.            104,432
                                            ---------------
               WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.7%
       30,660  Spok Holdings, Inc.                  512,942
                                            ---------------
               TOTAL INVESTMENTS -- 100.1%       72,586,066
               (Cost $79,180,857) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%             (95,495)
                                            ---------------
               NET ASSETS -- 100.0%         $    72,490,571
                                            ===============


Page 86                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2015

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $80,978,704. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,819,398 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,212,036.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 72,586,066      $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 87

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.1%
               AEROSPACE & DEFENSE -- 1.3%
       14,882  Aerojet Rocketdyne Holdings,
                  Inc. (a)                  $       348,387
        2,114  Curtiss-Wright Corp.                 142,420
       23,012  TASER International, Inc.
                  (a)                               626,387
                                            ---------------
                                                  1,117,194
                                            ---------------
               AIR FREIGHT & LOGISTICS
                  -- 1.2%
       23,474  Echo Global Logistics, Inc.
                  (a)                               758,210
        5,870  Forward Air Corp.                    284,989
                                            ---------------
                                                  1,043,199
                                            ---------------
               AIRLINES -- 1.3%
        2,586  Allegiant Travel Co.                 550,120
       25,826  Hawaiian Holdings, Inc. (a)          560,940
                                            ---------------
                                                  1,111,060
                                            ---------------
               AUTO COMPONENTS -- 1.2%
        7,927  Drew Industries, Inc.                464,998
       11,169  Gentherm, Inc. (a)                   562,136
                                            ---------------
                                                  1,027,134
                                            ---------------
               AUTOMOBILES -- 0.5%
       19,502  Winnebago Industries, Inc.           435,480
                                            ---------------
               BANKS -- 8.8%
        9,594  Banner Corp.                         457,250
       11,434  Boston Private Financial
                  Holdings, Inc.                    143,840
       21,111  Cardinal Financial Corp.             493,153
       14,136  Columbia Banking System,
                  Inc.                              463,519
       17,416  CVB Financial Corp.                  308,437
        8,853  First Financial Bankshares,
                  Inc.                              300,825
       16,166  First Midwest Bancorp, Inc.          303,436
        5,213  Glacier Bancorp, Inc.                146,485
       12,583  Home BancShares, Inc.                501,055
        6,540  Independent Bank Corp.               316,274
       20,307  LegacyTexas Financial Group,
                  Inc.                              617,130
       17,809  MB Financial, Inc.                   607,287
       11,280  Pinnacle Financial Partners,
                  Inc.                              598,855
       15,402  PrivateBancorp, Inc.                 636,719
        9,853  Simmons First National
                  Corp., Class A                    447,819
        5,243  Southside Bancshares, Inc.           143,239
       18,308  Talmer Bancorp, Inc.,
                  Class A                           298,420
        9,853  Texas Capital Bancshares,
                  Inc. (a)                          580,736
       11,434  United Bankshares, Inc.              463,420
                                            ---------------
                                                  7,827,899
                                            ---------------
               BIOTECHNOLOGY -- 3.4%
       23,266  Emergent BioSolutions, Inc.
                  (a)                               763,823
        7,597  Ligand Pharmaceuticals,
                  Inc. (a)                          822,451
       33,609  Momenta Pharmaceuticals,
                  Inc. (a)                          730,660
       11,148  Repligen Corp. (a)                   390,291
       44,831  Spectrum Pharmaceuticals,
                  Inc. (a)                          310,006
                                            ---------------
                                                  3,017,231
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               BUILDING PRODUCTS -- 2.9%
       13,976  American Woodmark Corp. (a)  $       919,062
       14,565  Apogee Enterprises, Inc.             803,697
       52,837  PGT, Inc. (a)                        849,090
                                            ---------------
                                                  2,571,849
                                            ---------------
               CAPITAL MARKETS -- 1.1%
        5,681  Evercore Partners, Inc.,
                  Class A                           334,043
        3,612  Financial Engines, Inc.              165,646
       11,020  HFF, Inc., Class A                   505,157
                                            ---------------
                                                  1,004,846
                                            ---------------
               CHEMICALS -- 0.4%
        2,752  Balchem Corp.                        155,956
        1,724  Quaker Chemical Corp.                159,815
                                            ---------------
                                                    315,771
                                            ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 2.1%
        2,216  G&K Services, Inc., Class A          145,281
       13,917  Healthcare Services Group,
                  Inc.                              485,842
       11,542  Matthews International
                  Corp., Class A                    621,537
        3,645  Mobile Mini, Inc.                    135,339
        9,443  US Ecology, Inc.                     433,339
                                            ---------------
                                                  1,821,338
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.7%
       14,946  Bel Fuse, Inc., Class B              330,008
        8,399  CalAmp Corp. (a)                     143,707
       12,325  Ixia (a)                             162,690
                                            ---------------
                                                    636,405
                                            ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
       13,028  Dycom Industries, Inc. (a)           860,630
                                            ---------------
               CONSTRUCTION MATERIALS
                  -- 0.7%
       33,661  Headwaters, Inc. (a)                 639,896
                                            ---------------
               CONSUMER FINANCE -- 0.5%
        7,381  PRA Group, Inc. (a)                  469,063
                                            ---------------
               DISTRIBUTORS -- 0.5%
        6,553  Pool Corp.                           461,462
                                            ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.7%
        6,610  MarketAxess Holdings, Inc.           646,458
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION SERVICES
                  -- 2.0%
       34,223  8x8, Inc. (a)                        298,082
      120,411  Cincinnati Bell, Inc. (a)            470,807
        7,300  Consolidated Communications
                  Holdings, Inc.                    145,489
       45,067  General Communication, Inc.,
                  Class A (a)                       829,233
                                            ---------------
                                                  1,743,611
                                            ---------------


Page 88                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRICAL EQUIPMENT -- 0.7%
        8,877  AZZ, Inc.                    $       459,385
       12,580  Vicor Corp. (a)                      130,958
                                            ---------------
                                                    590,343
                                            ---------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                  -- 0.5%
        4,831  Badger Meter, Inc.                   284,159
        5,026  DTS, Inc. (a)                        143,191
                                            ---------------
                                                    427,350
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.1%
        5,223  U.S. Silica Holdings, Inc.           117,622
                                            ---------------
               FOOD PRODUCTS -- 3.1%
        5,376  B&G Foods, Inc.                      158,753
       11,812  Calavo Growers, Inc.                 643,872
       14,686  Cal-Maine Foods, Inc.                795,394
        9,774  Diamond Foods, Inc. (a)              315,798
        2,769  J&J Snack Foods Corp.                327,739
       14,253  Snyder's-Lance, Inc.                 463,507
                                            ---------------
                                                  2,705,063
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 7.1%
        6,997  ABIOMED, Inc. (a)                    541,988
       11,429  Cantel Medical Corp.                 627,223
        7,897  CONMED Corp.                         447,918
       27,184  CryoLife, Inc.                       297,665
       19,869  Cynosure, Inc., Class A (a)          770,917
        3,204  ICU Medical, Inc. (a)                320,144
       10,071  Integra LifeSciences
                  Holdings Corp. (a)                645,853
       19,790  Masimo Corp. (a)                     824,847
       10,811  Natus Medical, Inc. (a)              488,225
        3,233  Neogen Corp. (a)                     188,128
        6,474  NuVasive, Inc. (a)                   356,135
       17,663  Vascular Solutions, Inc. (a)         657,593
        2,640  West Pharmaceutical
                  Services, Inc.                    158,057
                                            ---------------
                                                  6,324,693
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 8.2%
       24,902  Aceto Corp.                          583,454
       19,297  Amedisys, Inc. (a)                   841,928
       24,267  AMN Healthcare Services,
                  Inc. (a)                          714,178
       10,958  AmSurg Corp. (a)                     786,127
       18,586  Bio-Reference Laboratories,
                  Inc. (a)                          824,661
        4,678  Chemed Corp.                         694,496
       60,458  Cross Country Healthcare,
                  Inc. (a)                          729,728
       15,014  Ensign Group (The), Inc.             767,516
        7,845  ExamWorks Group, Inc. (a)            275,202


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
       13,852  Providence Service (The)
                  Corp. (a)                 $       651,875
       28,392  Select Medical Holdings
                  Corp.                             409,696
                                            ---------------
                                                  7,278,861
                                            ---------------
               HEALTH CARE TECHNOLOGY
                  -- 2.6%
       20,164  HealthStream, Inc. (a)               565,802
       20,851  MedAssets, Inc. (a)                  485,828
        8,468  Medidata Solutions, Inc.
                  (a)                               455,578
       16,265  Omnicell, Inc. (a)                   593,998
       18,504  Quality Systems, Inc.                235,926
                                            ---------------
                                                  2,337,132
                                            ---------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 6.0%
        6,329  BJ's Restaurants, Inc. (a)           326,323
        6,006  Bob Evans Farms, Inc.                299,820
        1,741  Jack in the Box, Inc.                165,395
        6,687  Marriott Vacations Worldwide
                  Corp.                             559,033
       10,137  Papa John's International,
                  Inc.                              765,952
       20,565  Pinnacle Entertainment,
                  Inc. (a)                          791,752
        5,112  Popeyes Louisiana Kitchen,
                  Inc. (a)                          310,196
       28,536  Ruth's Hospitality Group,
                  Inc.                              500,236
       49,333  Scientific Games Corp.,
                  Class A (a)                       744,928
        5,325  Sonic Corp.                          158,259
       16,386  Texas Roadhouse, Inc.                645,445
                                            ---------------
                                                  5,267,339
                                            ---------------
               HOUSEHOLD DURABLES -- 2.8%
        7,864  Helen of Troy Ltd. (a)               690,302
       13,025  Meritage Homes Corp. (a)             587,427
       13,223  Ryland Group (The), Inc.             601,250
       68,836  Standard Pacific Corp. (a)           618,836
                                            ---------------
                                                  2,497,815
                                            ---------------
               HOUSEHOLD PRODUCTS -- 0.2%
        1,759  WD-40 Co.                            157,659
                                            ---------------
               INSURANCE -- 1.9%
        9,776  AMERISAFE, Inc.                      489,289
        6,936  HCI Group, Inc.                      311,288
        2,982  RLI Corp.                            164,696
       25,344  Universal Insurance
                  Holdings, Inc.                    694,932
                                            ---------------
                                                  1,660,205
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 1.2%
        5,047  Blue Nile, Inc. (a)                  160,091
       30,812  Nutrisystem, Inc.                    925,900
                                            ---------------
                                                  1,085,991
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 4.6%
        8,636  comScore, Inc. (a)                   505,206
       12,209  Dealertrack Technologies,
                  Inc. (a)                          757,812


                        See Notes to Financial Statements                Page 89

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET SOFTWARE & SERVICES
                  (CONTINUED)
       34,493  DHI Group, Inc. (a)          $       274,909
        6,770  j2 Global, Inc.                      476,608
       11,887  LogMeIn, Inc. (a)                    874,645
        8,391  NIC, Inc.                            151,374
       47,540  QuinStreet, Inc. (a)                 276,683
       10,418  Stamps.com, Inc. (a)                 714,675
                                            ---------------
                                                  4,031,912
                                            ---------------
               IT SERVICES -- 2.3%
        8,274  Cardtronics, Inc. (a)                306,717
        8,866  ExlService Holdings, Inc.
                  (a)                               343,735
       11,345  Heartland Payment Systems,
                  Inc.                              706,794
       14,914  Virtusa Corp. (a)                    714,977
                                            ---------------
                                                  2,072,223
                                            ---------------
               LEISURE PRODUCTS -- 0.4%
        5,337  Sturm Ruger & Co., Inc.              320,327
                                            ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 2.2%
       14,039  Affymetrix, Inc. (a)                 153,867
       30,329  Albany Molecular Research,
                  Inc. (a)                          641,155
       17,446  Cambrex Corp. (a)                    859,216
        4,770  PAREXEL International
                  Corp. (a)                         328,939
                                            ---------------
                                                  1,983,177
                                            ---------------
               MACHINERY -- 1.7%
       16,318  John Bean Technologies Corp.         594,791
       10,376  Lydall, Inc. (a)                     308,271
        8,835  Mueller Industries, Inc.             285,989
        4,523  Toro (The) Co.                       309,057
                                            ---------------
                                                  1,498,108
                                            ---------------
               MARINE -- 0.7%
       14,587  Matson, Inc.                         604,194
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.1%
        3,116  Carrizo Oil & Gas, Inc. (a)          118,813
                                            ---------------
               PAPER & FOREST PRODUCTS
                  -- 0.8%
       16,720  Boise Cascade Co. (a)                554,770
        2,599  Neenah Paper, Inc.                   157,447
                                            ---------------
                                                    712,217
                                            ---------------
               PHARMACEUTICALS -- 4.8%
        7,414  ANI Pharmaceuticals, Inc.
                  (a)                               526,616
       28,581  Depomed, Inc. (a)                    900,302
       13,357  Impax Laboratories, Inc. (a)         647,280
        5,160  Lannett Co., Inc. (a)                307,536
       12,257  Nektar Therapeutics (a)              154,561
       13,263  Prestige Brands Holdings,
                  Inc. (a)                          631,584
        6,309  Sagent Pharmaceuticals,
                  Inc. (a)                          155,075


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               PHARMACEUTICALS (CONTINUED)
       45,150  Supernus Pharmaceuticals,
                  Inc. (a)                  $       957,632
                                            ---------------
                                                  4,280,586
                                            ---------------
               PROFESSIONAL SERVICES
                  -- 1.3%
        3,422  Exponent, Inc.                       152,245
       13,232  Korn/Ferry International             443,007
       15,614  On Assignment, Inc. (a)              598,329
                                            ---------------
                                                  1,193,581
                                            ---------------
               REAL ESTATE INVESTMENT
                  TRUSTS -- 1.5%
       16,066  Associated Estates Realty
                  Corp.                             461,898
       10,122  CoreSite Realty Corp.                508,124
       23,573  Summit Hotel Properties,
                  Inc.                              321,300
                                            ---------------
                                                  1,291,322
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 2.9%
       22,530  Cirrus Logic, Inc. (a)               743,715
       15,677  Exar Corp. (a)                       123,378
       44,442  Kopin Corp. (a)                      132,437
       13,159  Microsemi Corp. (a)                  433,458
        3,024  Monolithic Power Systems,
                  Inc.                              156,371
        7,074  Synaptics, Inc. (a)                  561,534
        8,075  Tessera Technologies, Inc.           279,880
        8,260  Ultratech, Inc. (a)                  131,499
                                            ---------------
                                                  2,562,272
                                            ---------------
               SOFTWARE -- 3.3%
       13,463  Blackbaud, Inc.                      823,397
        5,512  Bottomline Technologies
                  (de), Inc. (a)                    151,360
       18,808  Ebix, Inc.                           582,860
        5,573  Progress Software Corp. (a)          165,407
       10,059  Synchronoss Technologies,
                  Inc. (a)                          480,820
        5,561  Take-Two Interactive
                  Software, Inc. (a)                175,616
       25,395  VASCO Data Security
                  International, Inc. (a)           517,804
                                            ---------------
                                                  2,897,264
                                            ---------------
               SPECIALTY RETAIL -- 3.5%
        6,754  Group 1 Automotive, Inc.             654,935
        6,774  Lithia Motors, Inc., Class A         810,780
       26,085  MarineMax, Inc. (a)                  471,095
        4,935  Monro Muffler Brake, Inc.            312,139
        6,044  Outerwall, Inc.                      428,036
       15,296  Select Comfort Corp. (a)             398,308
                                            ---------------
                                                  3,075,293
                                            ---------------
               TECHNOLOGY HARDWARE,
                 STORAGE & PERIPHERALS
                  -- 0.5%
        3,523  Electronics For Imaging,
                  Inc. (a)                          161,001
       10,364  Super Micro Computer, Inc.
                  (a)                               276,408
                                            ---------------
                                                    437,409
                                            ---------------


Page 90                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.2%
       10,897  G-III Apparel Group Ltd. (a) $       787,090
        8,764  Oxford Industries, Inc.              735,563
       10,749  Steven Madden Ltd. (a)               448,018
                                            ---------------
                                                  1,970,671
                                            ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 2.6%
       39,981  Bank Mutual Corp.                    290,662
        7,253  BofI Holding, Inc. (a)               891,031
       40,743  Brookline Bancorp, Inc.              459,174
       28,668  Walker & Dunlop, Inc. (a)            686,598
                                            ---------------
                                                  2,327,465
                                            ---------------
               TOTAL INVESTMENTS -- 100.1%       88,577,433
               (Cost $81,335,658) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%             (85,774)
                                            ---------------
               NET ASSETS -- 100.0%         $    88,491,659
                                            ===============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $81,788,301. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,227,807 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,438,675.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 88,577,433      $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 91

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AIR FREIGHT & LOGISTICS
                  -- 2.0%
        2,055  FedEx Corp.                  $       352,268
                                            ---------------
               AUTOMOBILES -- 3.8%
       15,551  Ford Motor Co.                       230,621
       14,007  General Motors Co.                   441,361
                                            ---------------
                                                    671,982
                                            ---------------
               BANKS -- 0.7%
        1,722  JPMorgan Chase & Co.                 118,009
                                            ---------------
               BIOTECHNOLOGY -- 6.1%
        4,984  Gilead Sciences, Inc.                587,414
          915  Regeneron Pharmaceuticals,
                  Inc. (a)                          506,599
                                            ---------------
                                                  1,094,013
                                            ---------------
               CAPITAL MARKETS -- 1.3%
        1,118  Goldman Sachs Group (The),
                  Inc.                              229,268
                                            ---------------
               CHEMICALS -- 2.4%
        2,281  Dow Chemical (The) Co.               107,344
        3,382  LyondellBasell Industries
                  N.V., Class A                     317,333
                                            ---------------
                                                    424,677
                                            ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 5.4%
       12,751  Cisco Systems, Inc.                  362,383
        9,318  QUALCOMM, Inc.                       599,986
                                            ---------------
                                                    962,369
                                            ---------------
               DIVERSIFIED
                 TELECOMMUNICATION SERVICES
                  -- 0.6%
        3,286  AT&T, Inc.                           114,156
                                            ---------------
               ELECTRIC UTILITIES -- 2.1%
        4,958  Duke Energy Corp.                    367,983
                                            ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.6%
        1,354  Schlumberger Ltd.                    112,138
                                            ---------------
               FOOD & STAPLES RETAILING
                  -- 7.7%
        5,564  CVS Health Corp.                     625,783
        4,147  Walgreens Boots Alliance,
                  Inc.                              400,725
        4,936  Wal-Mart Stores, Inc.                355,293
                                            ---------------
                                                  1,381,801
                                            ---------------
               FOOD PRODUCTS -- 0.6%
        1,371  Kraft Heinz (The) Co.                108,953
                                            ---------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 0.7%
        2,378  Abbott Laboratories                  120,541
                                            ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 7.8%
        2,625  Express Scripts Holding Co.
                  (a)                               236,434
        2,596  McKesson Corp.                       572,600
        4,783  UnitedHealth Group, Inc.             580,656
                                            ---------------
                                                  1,389,690
                                            ---------------


SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               HOTELS, RESTAURANTS &
                  LEISURE -- 2.8%
        8,707  Starbucks Corp.              $       504,396
                                            ---------------
               INSURANCE -- 4.7%
        7,552  American International
                  Group, Inc.                       484,234
        6,254  MetLife, Inc.                        348,598
                                            ---------------
                                                    832,832
                                            ---------------
               INTERNET & CATALOG RETAIL
                  -- 4.0%
        1,344  Amazon.com, Inc. (a)                 720,586
                                            ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.2%
        4,603  eBay, Inc. (a)                       129,437
        2,722  Facebook, Inc., Class A (a)          255,895
                                            ---------------
                                                    385,332
                                            ---------------
               IT SERVICES -- 3.4%
        3,618  Accenture PLC, Class A               373,052
        2,497  MasterCard, Inc., Class A            243,208
                                            ---------------
                                                    616,260
                                            ---------------
               MACHINERY -- 1.2%
        2,752  Caterpillar, Inc.                    216,390
                                            ---------------
               MEDIA -- 9.7%
        1,941  Comcast Corp., Class A               121,138
        2,620  Time Warner Cable, Inc.              497,826
       17,931  Twenty-First Century Fox,
                  Inc., Class A                     618,440
        4,090  Walt Disney (The) Co.                490,800
                                            ---------------
                                                  1,728,204
                                            ---------------
               MULTILINE RETAIL -- 1.3%
        2,860  Target Corp.                         234,091
                                            ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 8.2%
        6,049  Chevron Corp.                        535,215
        7,602  ConocoPhillips                       382,685
        7,014  Exxon Mobil Corp.                    555,579
                                            ---------------
                                                  1,473,479
                                            ---------------
               PHARMACEUTICALS -- 4.8%
        1,154  Allergan PLC (a)                     382,147
        8,200  Merck & Co., Inc.                    483,472
                                            ---------------
                                                    865,619
                                            ---------------
               ROAD & RAIL -- 1.3%
        2,448  Union Pacific Corp.                  238,900
                                            ---------------
               SEMICONDUCTORS &
                 SEMICONDUCTOR EQUIPMENT
                  -- 4.4%
       19,187  Intel Corp.                          555,464
        4,532  Texas Instruments, Inc.              226,509
                                            ---------------
                                                    781,973
                                            ---------------
               SPECIALTY RETAIL -- 1.4%
        2,100  Home Depot (The), Inc.               245,763
                                            ---------------


Page 92                  See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

JULY 31, 2015

SHARES         DESCRIPTION                            VALUE
-----------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 5.2%
        2,792  Apple, Inc.                  $       338,670
        4,423  EMC Corp.                            118,934
       15,556  Hewlett-Packard Co.                  474,769
                                            ---------------
                                                    932,373
                                            ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.8%
        4,322  NIKE, Inc., Class B                  497,981
                                            ---------------
               TOBACCO -- 0.8%
        1,563  Reynolds American, Inc.              134,090
                                            ---------------

               TOTAL INVESTMENTS -- 100.0%       17,856,117
               (Cost $17,008,061) (b)

               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                 7,664
                                            ---------------
               NET ASSETS -- 100.0%         $    17,863,781
                                            ===============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $17,155,668. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,330,409 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $629,960.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1         LEVEL 2      LEVEL 3
--------------------------------------------------------------
Common Stocks*        $ 17,856,117      $      --    $      --
                      ========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                        See Notes to Financial Statements                Page 93

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2015

                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FEX)               (FNX)               (FYX)
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................   $  1,932,583,466    $  1,038,883,659    $    735,384,486
Cash  ..............................................................          1,748,304                  --                  --
Receivables:
      Capital shares sold...........................................                 --                  --                  --
      Investment securities sold....................................          4,592,022                  --           5,650,822
      Dividends.....................................................          1,375,989             348,102             240,541
      Interest......................................................                 32                   2                   3
      Securities lending income.....................................                 --              48,239              93,735
Prepaid expenses....................................................              6,885               4,697               3,659
                                                                       ----------------    ----------------    ----------------
           TOTAL ASSETS.............................................      1,940,306,698       1,039,284,699         741,373,246
                                                                       ----------------    ----------------    ----------------

LIABILITIES:
Due to investment advisor...........................................            816,679             430,718             302,688
Due to custodian....................................................          1,701,148                  --               8,742
Payables:
      Capital shares redeemed.......................................          4,595,384                  --           2,198,960
      Investment securities purchased...............................             47,156                  --           3,413,110
      Licensing fees................................................            237,481             147,206             119,605
      Printing fees.................................................             67,870              42,394              32,137
      Audit and tax fees............................................             25,525              25,525              25,525
      Trustees' fees................................................              2,117               1,287                 999
      Collateral for securities on loan.............................                 --          21,474,131          33,220,065
Other liabilities...................................................            389,771             211,464             168,987
                                                                       ----------------    ----------------    ----------------
           TOTAL LIABILITIES........................................          7,883,131          22,332,725          39,490,818
                                                                       ----------------    ----------------    ----------------

NET ASSETS..........................................................   $  1,932,423,567    $  1,016,951,974    $    701,882,428
                                                                       ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital.....................................................   $  1,935,394,302    $  1,057,991,841    $    757,823,999
Par value...........................................................            420,500             192,000             145,500
Accumulated net investment income (loss)............................            951,349             297,557             159,294
Accumulated net realized gain (loss) on investments.................       (102,474,099)        (89,505,504)        (77,220,712)
Net unrealized appreciation (depreciation) on investments...........         98,131,515          47,976,080          20,974,347
                                                                       ----------------    ----------------    ----------------

NET ASSETS..........................................................   $  1,932,423,567    $  1,016,951,974    $    701,882,428
                                                                       ================    ================    ================

NET ASSET VALUE, per share..........................................   $          45.96    $          52.97    $          48.24
                                                                       ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................         42,050,002          19,200,002          14,550,002
                                                                       ----------------    ----------------    ----------------
Investments, at cost................................................   $  1,834,451,951    $    990,907,579    $    714,410,139
                                                                       ================    ================    ================
Securities on loan, at value........................................   $             --    $     20,925,201    $     31,779,500
                                                                       ================    ================    ================


Page 94                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE     MULTI CAP GROWTH     MID CAP VALUE       MID CAP GROWTH
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FTA)               (FTC)               (FAB)               (FAD)               (FNK)               (FNK)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$  1,181,607,696    $    682,683,775    $    196,972,778    $     91,450,622    $     77,713,947    $    114,290,014
              --           1,100,066                  --               5,985              11,755              31,519

              --          42,388,095                  --           2,602,222                  --           1,565,321
              --           3,582,912             339,961             234,120                  --                  --
       1,143,890             288,205             143,990              26,288              37,252              16,154
               1                  19                   1                   2                  --                  --
              --                  --                  --                  --               5,973                  41
           6,444               3,327               2,732               2,283                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
   1,182,758,031         730,046,399         197,459,462          94,321,522          77,768,927         115,903,049
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


         508,281             263,747              83,441              28,754              45,707              65,175
              --           1,093,272                  --                  --                  --                  --

              --                  --                  --                  --                  --                  --
              --          46,630,415             339,995           2,909,630                  --           1,565,045
         173,235             107,669              69,062              55,821                  --                  --
          52,747              22,056               9,990               4,739                  --                  --
          25,525              25,525              25,525              25,525                  --                  --
           1,523                 890                 532                 406                  --                  --
              --                  --                  --                  --           2,334,123                  --
         249,692             137,516              44,359              17,480                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       1,011,003          48,281,090             572,904           3,042,355           2,379,830           1,630,220
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$  1,181,747,028    $    681,765,309    $    196,886,558    $     91,279,167    $     75,389,097    $    114,272,829
================    ================    ================    ================    ================    ================


$  1,315,343,412    $    657,965,417    $    226,534,994    $     99,012,182    $     84,465,439    $    112,201,592
         284,000             136,500              44,000              17,500              25,500              36,500
       1,072,659              24,632             117,883                  --              45,244                  --
    (104,010,794)        (51,322,070)        (23,238,247)        (17,858,769)         (4,695,856)         (8,409,548)
     (30,942,249)         74,960,830          (6,572,072)         10,108,254          (4,451,230)         10,444,285
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$  1,181,747,028    $    681,765,309    $    196,886,558    $     91,279,167    $     75,389,097    $    114,272,829
================    ================    ================    ================    ================    ================

$          41.61    $          49.95    $          44.75    $          52.16    $          29.56    $          31.31
================    ================    ================    ================    ================    ================

      28,400,002          13,650,002           4,400,002           1,750,002           2,550,002           3,650,002
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$  1,212,549,945    $    607,722,945    $    203,544,850    $     81,342,368    $     82,165,177    $    103,845,729
================    ================    ================    ================    ================    ================
$             --    $             --    $             --    $             --    $      2,298,827    $             --
================    ================    ================    ================    ================    ================


                        See Notes to Financial Statements                Page 95

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JULY 31, 2015

                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                       SMALL CAP VALUE     SMALL CAP GROWTH        MEGA CAP
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FYT)               (FYC)               (FMK)
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................   $     72,586,066    $     88,577,433    $     17,856,117
Cash  ..............................................................             22,528                  --              78,968
Receivables:
      Capital shares sold...........................................                 --           3,198,720                  --
      Investment securities sold....................................          3,672,033                  --                  --
      Dividends.....................................................             34,665              16,830              19,097
      Interest......................................................                 --                  --                  --
      Securities lending income.....................................                 --                  --                  --
Prepaid expenses....................................................                 --                  --                  --
                                                                       ----------------    ----------------    ----------------
           TOTAL ASSETS.............................................         76,315,292          91,792,983          17,954,182
                                                                       ----------------    ----------------    ----------------

LIABILITIES:
Due to investment advisor...........................................             45,493              48,464              10,506
Due to custodian....................................................                 --              51,239                  --
Payables:
      Capital shares redeemed.......................................          3,020,318                  --                  --
      Investment securities purchased...............................            758,910           3,201,621              79,895
      Licensing fees................................................                 --                  --                  --
      Printing fees.................................................                 --                  --                  --
      Audit and tax fees............................................                 --                  --                  --
      Trustees' fees................................................                 --                  --                  --
      Collateral for securities on loan.............................                 --                  --                  --
Other liabilities...................................................                 --                  --                  --
                                                                       ----------------    ----------------    ----------------
           TOTAL LIABILITIES........................................          3,824,721           3,301,324              90,401
                                                                       ----------------    ----------------    ----------------

NET ASSETS..........................................................   $     72,490,571    $     88,491,659    $     17,863,781
                                                                       ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital.....................................................   $     85,900,424    $     90,085,081    $     19,393,019
Par value...........................................................             24,000              27,500               6,500
Accumulated net investment income (loss)............................             10,494                  --              13,210
Accumulated net realized gain (loss) on investments.................         (6,849,556)         (8,862,697)         (2,397,004)
Net unrealized appreciation (depreciation) on investments...........         (6,594,791)          7,241,775             848,056
                                                                       ----------------    ----------------    ----------------

NET ASSETS..........................................................   $     72,490,571    $     88,491,659    $     17,863,781
                                                                       ================    ================    ================

NET ASSET VALUE, per share..........................................   $          30.20    $          32.18    $          27.48
                                                                       ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................          2,400,002           2,750,002             650,002
                                                                       ----------------    ----------------    ----------------
Investments, at cost................................................   $     79,180,857    $     81,335,658    $     17,008,061
                                                                       ================    ================    ================
Securities on loan, at value........................................   $             --    $             --    $             --
                                                                       ================    ================    ================


Page 96                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2015

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FEX)               (FNX)               (FYX)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends.............................................................   $     30,336,696    $     13,923,870    $      7,601,064
Interest..............................................................                408                 203                 184
Foreign tax withholding...............................................             (3,635)                 --              (5,814)
Securities lending income (net of fees)...............................                 --             608,336             884,162
                                                                         ----------------    ----------------    ----------------
      Total investment income.........................................         30,333,469          14,532,409           8,479,596
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees..............................................          8,127,839           4,547,238           3,097,801
Accounting and administration fees....................................            759,588             462,102             320,537
Licensing fees........................................................            507,670             292,834             205,868
Custodian fees........................................................            187,980             147,545             125,887
Printing fees.........................................................            149,653              93,299              66,239
Transfer agent fees...................................................             65,657              45,410              30,978
Legal fees............................................................             62,371              28,759              17,449
Registration and filing fees..........................................             40,627              (8,424)              5,673
Audit and tax fees....................................................             26,059              26,059              26,059
Trustees' fees and expenses...........................................             24,899              15,783              11,947
Listing fees..........................................................             10,288               8,836               8,255
Expenses previously waived or reimbursed..............................                 --                  --                  --
Other expenses........................................................             33,166              23,021              14,913
                                                                         ----------------    ----------------    ----------------
      Total expenses..................................................          9,995,797           5,682,462           3,931,606
      Less fees waived and expenses reimbursed by the
         investment advisor...........................................                 --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Net expenses....................................................          9,995,797           5,682,462           3,931,606
                                                                         ----------------    ----------------    ----------------

NET INVESTMENT INCOME (LOSS)..........................................         20,337,672           8,849,947           4,547,990
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................        (51,827,777)        (23,133,250)        (36,803,393)
      In-kind redemptions.............................................        117,815,553          49,697,181          45,600,476
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)..............................................         65,987,776          26,563,931           8,797,083
                                                                         ----------------    ----------------    ----------------

Net change in unrealized appreciation (depreciation) on investments...         22,668,735           1,230,195          11,325,066
                                                                         ----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)...............................         88,656,511          27,794,126          20,122,149
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................................   $    108,994,183    $     36,644,073    $     24,670,139
                                                                         ================    ================    ================


                        See Notes to Financial Statements                Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JULY 31, 2015

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FTA)               (FTC)               (FAB)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends.............................................................   $     28,975,155    $      6,524,910    $      3,944,351
Interest..............................................................                241                 146                  52
Foreign tax withholding...............................................                 --              (2,180)               (592)
Securities lending income (net of fees)...............................                 --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total investment income.........................................         28,975,396           6,522,876           3,943,811
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees..............................................          6,068,137           2,492,600             960,372
Accounting and administration fees....................................            590,697             254,434             110,101
Licensing fees........................................................            384,088             169,556              77,622
Custodian fees........................................................            147,168              62,315              24,009
Printing fees.........................................................            118,369              46,337              22,348
Transfer agent fees...................................................             55,343              24,926               9,604
Legal fees............................................................             49,997              17,523               6,867
Registration and filing fees..........................................              1,303              12,020              (1,635)
Audit and tax fees....................................................             26,059              26,059              26,059
Trustees' fees and expenses...........................................             20,000              10,424               6,539
Listing fees..........................................................             10,288               8,836               9,998
Expenses previously waived or reimbursed..............................                 --                  --              81,545
Other expenses........................................................             27,960              10,329               5,593
                                                                         ----------------    ----------------    ----------------
      Total expenses..................................................          7,499,409           3,135,359           1,339,022
      Less fees waived and expenses reimbursed by the
         investment advisor...........................................                 --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Net expenses....................................................          7,499,409           3,135,359           1,339,022
                                                                         ----------------    ----------------    ----------------

NET INVESTMENT INCOME (LOSS)..........................................         21,475,987           3,387,517           2,604,789
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments...........................................................        (76,401,902)         (6,165,121)        (13,663,852)
In-kind redemptions...................................................        130,400,264          25,588,406          19,822,587
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)..............................................         53,998,362          19,423,285           6,158,735
                                                                         ----------------    ----------------    ----------------

Net change in unrealized appreciation (depreciation) on investments...        (77,570,887)         53,218,109         (10,980,973)
                                                                         ----------------    ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)...............................        (23,572,525)         72,641,394          (4,822,238)
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................................   $     (2,096,538)   $     76,028,911    $     (2,217,449)
                                                                         ================    ================    ================

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 98                  See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   MULTI CAP            MID CAP             MID CAP            SMALL CAP           SMALL CAP          FIRST TRUST
     GROWTH              VALUE               GROWTH              VALUE               GROWTH             MEGA CAP
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FAD)               (FNK)               (FNY)               (FYT)               (FYC)               (FMK)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$        862,827    $      1,379,865    $        822,261    $      1,107,752    $        365,960    $        353,530
              46                  --                  --                  --                  --                  --
            (252)                 --                  --              (1,152)               (161)                 --
              --              81,736               4,529                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         862,621           1,461,601             826,790           1,106,600             365,799             353,530
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


         366,988             520,444 (a)         515,800 (a)         495,146 (a)         325,856 (a)         117,913 (a)
          49,102                  --                  --                  --                  --                  --
          42,019                  --                  --                  --                  --                  --
           9,174                  --                  --                  --                  --                  --
           9,892                  --                  --                  --                  --                  --
           3,670                  --                  --                  --                  --                  --
           2,617                  --                  --                  --                  --                  --
          (1,543)                 --                  --                  --                  --                  --
          26,059                  --                  --                  --                  --                  --
           4,920                  --                  --                  --                  --                  --
           9,594                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
           3,072                  --                  --                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         525,564             520,444             515,800             495,146             325,856             117,913

         (11,781)                 --                  --                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         513,783             520,444             515,800             495,146             325,856             117,913
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

         348,838             941,157             310,990             611,454              39,943             235,617
----------------    ----------------    ----------------    ----------------    ----------------    ----------------



      (4,353,844)         (3,626,832)         (4,083,123)         (5,179,587)         (4,329,202)           (746,782)
       8,867,362           3,934,647           4,151,769           6,499,372           2,875,692           1,745,450
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       4,513,518             307,815              68,646           1,319,785          (1,453,510)            998,668
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

       6,006,422          (2,241,372)          8,532,300          (3,567,066)          6,782,813             (81,912)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

      10,519,940          (1,933,557)          8,600,946          (2,247,281)          5,329,303             916,756
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$     10,868,778    $       (992,400)   $      8,911,936    $     (1,635,827)   $      5,369,246    $      1,152,373
================    ================    ================    ================    ================    ================

                        See Notes to Financial Statements                Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                           FIRST TRUST
                                                                    LARGE CAP CORE                         MID CAP CORE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FEX)                                 (FNX)
                                                         ------------------------------------  ------------------------------------
                                                              For the            For the            For the            For the
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2015          7/31/2014          7/31/2015          7/31/2014
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
   Net investment income (loss).......................... $    20,337,672    $    10,003,201    $     8,849,947    $     4,370,490
   Net realized gain (loss)..............................      65,987,776         99,136,248         26,563,931         80,616,413
   Net change in unrealized appreciation (depreciation)..      22,668,735          6,067,281          1,230,195        (19,018,658)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations....................................     108,994,183        115,206,730         36,644,073         65,968,245
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................     (20,028,256)        (9,604,681)        (8,693,486)        (4,823,561)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................   1,308,357,788      1,141,302,405        380,892,336        809,847,236
   Cost of shares redeemed...............................    (616,442,267)      (596,190,976)      (252,985,305)      (495,353,124)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................     691,915,521        545,111,429        127,907,031        314,494,112
                                                          ---------------    ---------------    ---------------    ---------------
   Total increase (decrease) in net assets...............     780,881,448        650,713,478        155,857,618        375,638,796

NET ASSETS:
   Beginning of period...................................   1,151,542,119        500,828,641        861,094,356        485,455,560
                                                          ---------------    ---------------    ---------------    ---------------
   End of period......................................... $ 1,932,423,567    $ 1,151,542,119    $ 1,016,951,974    $   861,094,356
                                                          ===============    ===============    ===============    ===============
   Accumulated net investment income (loss)
      at end of period................................... $       951,349    $       641,933    $       297,557    $       143,386
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...............      26,650,002         13,500,002         17,000,002         10,800,002
   Shares sold...........................................      28,800,000         27,500,000          7,050,000         16,100,000
   Shares redeemed.......................................     (13,400,000)       (14,350,000)        (4,850,000)        (9,900,000)
                                                          ---------------    ---------------    ---------------    ---------------
   Shares outstanding, end of period.....................      42,050,002         26,650,002         19,200,002         17,000,002
                                                          ===============    ===============    ===============    ===============


Page 100                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         SMALL CAP CORE                   LARGE CAP VALUE                 LARGE CAP GROWTH                  MULTI CAP VALUE
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FYX)                            (FTA)                            (FTC)                            (FAB)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
  For the Year     For the Year    For the Year     For the Year    For the Year     For the Year    For the Year     For the Year
     Ended            Ended           Ended            Ended           Ended            Ended           Ended            Ended
   7/31/2015        7/31/2014       7/31/2015        7/31/2014       7/31/2015        7/31/2014       7/31/2015        7/31/2014
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $    4,547,990   $    2,291,970  $   21,475,987   $   12,673,053  $    3,387,517   $    1,395,421  $    2,604,789   $    1,668,271
      8,797,083       50,833,040      53,998,362       95,461,724      19,423,285       36,409,563       6,158,735       19,614,446
     11,325,066      (29,785,571)    (77,570,887)      (4,308,460)     53,218,109       (1,622,852)    (10,980,973)      (5,792,479)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     24,670,139       23,339,439      (2,096,538)     103,826,317      76,028,911       36,182,132      (2,217,449)      15,490,238
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


     (4,451,731)      (2,230,680)    (21,473,202)     (12,117,591)     (3,360,670)      (1,448,805)     (2,607,591)      (1,601,926)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


    358,071,930      550,328,851   1,002,793,376    1,040,544,629     436,368,800      387,122,970     137,296,874      181,135,122
   (196,957,460)    (339,969,860)   (819,084,676)    (577,769,511)   (131,564,680)    (287,982,101)   (111,571,399)    (111,263,952)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

    161,114,470      210,358,991     183,708,700      462,775,118     304,804,120       99,140,869      25,725,475       69,871,170
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
    181,332,878      231,467,750     160,138,960      554,483,844     377,472,361      133,874,196      20,900,435       83,759,482


    520,549,550      289,081,800   1,021,608,068      467,124,224     304,292,948      170,418,752     175,986,123       92,226,641
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  701,882,428   $  520,549,550  $1,181,747,028   $1,021,608,068  $  681,765,309   $  304,292,948  $  196,886,558   $  175,986,123
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============

 $      159,294   $       64,436  $    1,072,659   $    1,069,874  $       24,632   $           --  $      117,883   $      120,685
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


     11,300,002        6,850,002      24,050,002       12,700,002       7,100,002        4,700,002       3,850,002        2,300,002
      7,200,000       11,700,000      23,300,000       25,600,000       9,300,000        9,400,000       2,950,000        4,050,000
     (3,950,000)      (7,250,000)    (18,950,000)     (14,250,000)     (2,750,000)      (7,000,000)     (2,400,000)      (2,500,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
     14,550,002       11,300,002      28,400,002       24,050,002      13,650,002        7,100,002       4,400,002        3,850,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                           FIRST TRUST
                                                                   MULTI CAP GROWTH                       MID CAP VALUE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FAD)                                 (FNK)
                                                         ------------------------------------  ------------------------------------
                                                              For the            For the            For the            For the
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2015          7/31/2014          7/31/2015          7/31/2014
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
   Net investment income (loss).......................... $       348,838    $       139,894    $       941,157    $       355,442
   Net realized gain (loss)..............................       4,513,518          7,085,414            307,815          4,588,303
   Net change in unrealized appreciation (depreciation)..       6,006,422         (1,665,748)        (2,241,372)        (3,547,279)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from operations....................................      10,868,778          5,559,560           (992,400)         1,396,466
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................        (360,300)          (175,020)          (931,865)          (323,976)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................      69,661,337         77,991,482         30,751,492        119,534,369
   Cost of shares redeemed...............................     (49,952,550)       (59,923,009)       (54,611,356)       (40,735,289)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................      19,708,787         18,068,473        (23,859,864)        78,799,080
                                                          ---------------    ---------------    ---------------    ---------------
   Total increase (decrease) in net assets...............      30,217,265         23,453,013        (25,784,129)        79,871,570

NET ASSETS:
   Beginning of period...................................      61,061,902         37,608,889        101,173,226         21,301,656
                                                          ---------------    ---------------    ---------------    ---------------
   End of period......................................... $    91,279,167    $    61,061,902    $    75,389,097    $   101,173,226
                                                          ===============    ===============    ===============    ===============
   Accumulated net investment income (loss)
      at end of period................................... $            --    $            --    $        45,244    $        35,952
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...............       1,350,002            950,002          3,350,002            800,002
   Shares sold...........................................       1,400,000          1,750,000          1,000,000          3,900,000
   Shares redeemed.......................................      (1,000,000)        (1,350,000)        (1,800,000)        (1,350,000)
                                                          ---------------    ---------------    ---------------    ---------------
   Shares outstanding, end of period.....................       1,750,002          1,350,002          2,550,002          3,350,002
                                                          ===============    ===============    ===============    ===============


Page 102                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         MID CAP GROWTH                   SMALL CAP VALUE                 SMALL CAP GROWTH                     MEGA CAP
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FNY)                            (FYT)                            (FYC)                            (FMK)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
  For the Year     For the Year    For the Year     For the Year    For the Year     For the Year    For the Year     For the Year
     Ended            Ended           Ended            Ended           Ended            Ended           Ended            Ended
   7/31/2015        7/31/2014       7/31/2015        7/31/2014       7/31/2015        7/31/2014       7/31/2015        7/31/2014
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $      310,990   $       28,813  $      611,454   $      508,388  $       39,943   $      (27,457) $      235,617   $      148,164
         68,646        4,029,420       1,319,785       11,215,988      (1,453,510)       1,049,533         998,668        1,249,401
      8,532,300         (866,673)     (3,567,066)      (5,226,471)      6,782,813       (1,233,096)        (81,912)         192,423
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

      8,911,936        3,191,560      (1,635,827)       6,497,905       5,369,246         (211,020)      1,152,373        1,589,988
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


       (338,555)         (90,705)       (624,290)        (485,305)        (34,135)          (5,440)       (239,441)        (139,321)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


     90,321,466       60,182,014      56,706,307      119,587,054      70,180,467       44,280,002      19,813,751       16,149,225
    (26,044,308)     (44,021,563)    (44,065,997)    (108,232,517)    (20,581,155)     (23,513,424)    (15,980,041)     (14,817,375)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     64,277,158       16,160,451      12,640,310       11,354,537      49,599,312       20,766,578       3,833,710        1,331,850
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
     72,850,539       19,261,306      10,380,193       17,367,137      54,934,423       20,550,118       4,746,642        2,782,517


     41,422,290       22,160,984      62,110,378       44,743,241      33,557,236       13,007,118      13,117,139       10,334,622
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  114,272,829   $   41,422,290  $   72,490,571   $   62,110,378  $   88,491,659   $   33,557,236  $   17,863,781   $   13,117,139
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============

 $           --   $           --  $       10,494   $       23,330  $           --   $      (32,320) $       13,210   $       17,034
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


      1,500,002          900,002       2,000,002        1,600,002       1,200,002          500,002         500,002          450,002
      3,000,000        2,200,000       1,750,000        3,850,000       2,250,000        1,500,000         750,000          650,000
       (850,000)      (1,600,000)     (1,350,000)      (3,450,000)       (700,000)        (800,000)       (600,000)        (600,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
      3,650,002        1,500,002       2,400,002        2,000,002       2,750,002        1,200,002         650,002          500,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    43.21    $    37.10    $    28.66    $    28.38    $    23.76
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.57          0.49          0.48          0.35          0.25
Net realized and unrealized gain (loss)                 2.75          6.10          8.45          0.26          4.63
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        3.32          6.59          8.93          0.61          4.88
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.57)        (0.48)        (0.49)        (0.33)        (0.26)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    45.96    $    43.21    $    37.10    $    28.66    $    28.38
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                        7.67%        17.83%        31.41%         2.20%        20.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $1,932,424    $1,151,542    $  500,829    $  326,690    $  273,861
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.61%         0.64%         0.66%         0.70%         0.70%
Ratio of net expenses to average net assets             0.61%         0.64%         0.66%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.25%         1.25%         1.47%         1.27%         1.04%
Portfolio turnover rate (b)                               91%           78%           78%           95%           81%


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    50.65    $    44.95    $    34.19    $    34.17    $    27.10
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.51          0.31          0.42          0.21          0.12
Net realized and unrealized gain (loss)                 2.31          5.75         10.71          0.01          7.09
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        2.82          6.06         11.13          0.22          7.21
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.50)        (0.36)        (0.37)        (0.20)        (0.14)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    52.97    $    50.65    $    44.95    $    34.19    $    34.17
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                        5.55%        13.49%        32.71%         0.66%        26.60%

RATIOS/SUPPLEMENTAL DATA:                         $1,016,952    $  861,094    $  485,456    $  294,075    $  319,491
Net assets, end of period (in 000's)
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.62%         0.64%         0.66%         0.70%         0.70%
Ratio of net expenses to average net assets             0.62%         0.64%         0.66%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   0.97%         0.64%         1.04%         0.63%         0.44%
Portfolio turnover rate (b)                              102%           81%           81%           94%           86%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 104                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    46.07    $    42.20    $    31.20    $    30.93    $    24.98
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.35          0.22          0.34          0.17          0.07
Net realized and unrealized gain (loss)                 2.17          3.86         11.00          0.27          5.97
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        2.52          4.08         11.34          0.44          6.04
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.35)        (0.21)        (0.34)        (0.17)        (0.09)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    48.24    $    46.07    $    42.20    $    31.20    $    30.93
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                       5.45%          9.66%        36.58%         1.42%        24.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  701,882    $  520,550    $  289,082    $  140,384    $  117,530
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.63%         0.66%         0.70%         0.70%         0.74%
Ratio of net expenses to average net assets             0.63%         0.66%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   0.73%         0.49%         0.87%         0.56%         0.24%
Portfolio turnover rate (b)                               97%           89%           85%          101%           90%


FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    42.48    $    36.78    $    28.11    $    27.18    $    23.24
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.77          0.69          0.58          0.40          0.32
Net realized and unrealized gain (loss)                (0.87)         5.69          8.66          0.93          3.93
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                       (0.10)         6.38          9.24          1.33          4.25
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.77)        (0.68)        (0.57)        (0.40)        (0.31)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    41.61    $    42.48    $    36.78    $    28.11    $    27.18
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                       (0.29)%       17.46%        33.15%         4.96%        18.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $1,181,747    $1,021,608    $  467,124    $  247,370    $  178,052
Ratios to average net assets:
Ratio of total expenses to average net assets           0.62%         0.64%         0.67%         0.70%         0.71%
Ratio of net expenses to average net assets             0.62%         0.64%         0.67%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.77%         1.80%         1.85%         1.56%         1.47%
Portfolio turnover rate (b)                               78%           68%           69%           88%           76%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    42.86    $    36.26    $    28.54    $    29.33    $    23.91
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.32          0.23          0.30          0.24          0.17
Net realized and unrealized gain (loss)                 7.09          6.61          7.75         (0.80)         5.43
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        7.41          6.84          8.05         (0.56)         5.60
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.32)        (0.24)        (0.33)        (0.23)        (0.18)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    49.95    $    42.86    $    36.26    $    28.54    $    29.33
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                       17.32%        18.88%        28.42%        (1.89)%       23.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  681,765    $  304,293    $  170,419    $  129,864    $  139,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.63%         0.66%         0.70%         0.70%         0.72%
Ratio of net expenses to average net assets             0.63%         0.66%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   0.68%         0.58%         0.88%         0.86%         0.59%
Portfolio turnover rate (b)                              143%          138%          141%          162%          146%


FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    45.71    $    40.10    $    29.93    $    29.24    $    24.61
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.64          0.55          0.51          0.36          0.32
Net realized and unrealized gain (loss)                (0.96)         5.60         10.16          0.69          4.64
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                       (0.32)         6.15         10.67          1.05          4.96
                                                  ----------    ----------    ----------    ----------    ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.64)        (0.54)        (0.50)        (0.36)        (0.33)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    44.75    $    45.71    $    40.10    $    29.93    $    29.24
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                       (0.74)%       15.38%        35.92%         3.62%        20.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  196,887    $  175,986    $   92,227    $   47,882    $   39,470
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.76%         0.80%         0.87%
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.36%         1.29%         1.46%         1.24%         1.16%
Portfolio turnover rate (b)                               82%           74%           70%           90%           74%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 106                  See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    45.23    $    39.59    $    31.16    $    31.66    $    25.07
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.23          0.12          0.26          0.16          0.08
Net realized and unrealized gain (loss)                 6.94          5.67          8.42         (0.51)         6.62
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        7.17          5.79          8.68         (0.35)         6.70
                                                  ----------    ----------    ----------    ----------    ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.24)        (0.15)        (0.25)        (0.15)        (0.11)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    52.16    $    45.23    $    39.59    $    31.16    $    31.66
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                       15.89%        14.63%        28.01%        (1.10)%       26.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   91,279    $   61,062    $   37,609    $   29,606    $   37,990
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.72%         0.74%         0.85%         0.85%         0.95%
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                   0.48%         0.27%         0.74%         0.48%         0.20%
Portfolio turnover rate (b)                              135%          139%          147%          155%          149%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

                                                                                                        FOR THE PERIOD
                                                                                                         4/19/2011 (a)
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    30.20    $    26.63    $    19.74    $    19.27    $    20.06
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.39          0.24          0.25          0.15          0.04
Net realized and unrealized gain (loss)                (0.64)         3.56          6.89          0.47         (0.79)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                       (0.25)         3.80          7.14          0.62         (0.75)
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.39)        (0.23)        (0.25)        (0.15)        (0.04)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    29.56    $    30.20    $    26.63    $    19.74    $    19.27
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b)                                       (0.87)%       14.30%        36.37%         3.23%        (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   75,389    $  101,173    $   21,302    $    8,885    $    1,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                   1.27%         0.90%         0.96%         0.98%         0.74% (c)
Portfolio turnover rate (d)                               88%           84%           66%          100%           14%


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

                                                                                                        FOR THE PERIOD
                                                                                                         4/19/2011 (a)
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    27.61    $    24.62    $    19.50    $    19.93    $    20.17
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.13          0.07          0.18          0.02         (0.00) (e)
Net realized and unrealized gain (loss)                 3.71          3.00          5.07         (0.44)        (0.24)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        3.84          3.07          5.25         (0.42)        (0.24)
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.14)        (0.08)        (0.13)        (0.01)           --
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    31.31    $    27.61    $    24.62    $    19.50    $    19.93
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b)                                       13.91%        12.49%        27.05%        (2.11)%       (1.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  114,273    $   41,422    $   22,161    $   16,572    $    6,976
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%  (c)
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70%  (c)
Ratio of net investment income (loss) to
   average net assets                                   0.42%         0.08%         0.83%         0.11%        (0.18)% (c)
Portfolio turnover rate (d)                              159%          148%          156%          166%           48%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


Page 108                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

                                                                                                        FOR THE PERIOD
                                                                                                         4/19/2011 (a)
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    31.06    $    27.96    $    19.81    $    19.80    $    19.97
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.28          0.23          0.20          0.14          0.03
Net realized and unrealized gain (loss)                (0.85)         3.09          8.15          0.01         (0.17)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                       (0.57)         3.32          8.35          0.15         (0.14)
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.29)        (0.22)        (0.20)        (0.14)        (0.03)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    30.20    $    31.06    $    27.96    $    19.81    $    19.80
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b)                                       (1.89)%       11.86%        42.34%         0.75%        (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   72,491    $   62,110    $   44,743    $    5,944    $    1,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                   0.86%         0.72%         1.32%         0.82%         0.57% (c)
Portfolio turnover rate (d)                               96%           86%          104%          103%           15%


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

                                                                                                        FOR THE PERIOD
                                                                                                         4/19/2011 (a)
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    27.96    $    26.01    $    20.37    $    19.92    $    20.08
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.04         (0.01)         0.05          0.02         (0.01)
Net realized and unrealized gain (loss)                 4.20          1.97          5.66          0.46         (0.15)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        4.24          1.96          5.71          0.48         (0.16)
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.02)        (0.01)        (0.07)        (0.03)           --
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    32.18    $    27.96    $    26.01    $    20.37    $    19.92
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b)                                       15.17%         7.52%        28.14%         2.38%        (0.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   88,492     $  33,557    $   13,007    $    9,167    $    5,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%  (c)
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70%  (c)
Ratio of net investment income (loss) to
   average net assets                                   0.09%        (0.10)%        0.17%         0.14%        (0.36)% (c)
Portfolio turnover rate (d)                              153%          175%          147%          162%           36%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

                                                                                                        FOR THE PERIOD
                                                                                                         5/11/2011 (a)
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                   7/31/2015     7/31/2014     7/31/2013     7/31/2012     7/31/2011
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period              $    26.23    $    22.97    $    18.00    $    18.89    $    19.67
                                                  ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.37          0.31          0.28          0.18          0.03
Net realized and unrealized gain (loss)                 1.27          3.24          4.97         (0.90)        (0.79)
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations                        1.64          3.55          5.25         (0.72)        (0.76)
                                                  ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.39)        (0.29)        (0.28)        (0.17)        (0.02)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                    $    27.48    $    26.23    $    22.97    $    18.00    $    18.89
                                                  ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (b)                                        6.29%        15.54%        29.42%        (3.78)%       (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   17,864    $   13,117    $   10,335    $   10,801    $    3,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net expenses to average net assets             0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                   1.40%         1.28%         1.32%         1.28%         0.77% (c)
Portfolio turnover rate (d)                              134%          125%          135%          164%           52%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 110                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or Style Fund. This report covers the twelve Style Funds listed below. The shares of each Style Fund are listed and traded on the NYSE Arca, Inc.

      First Trust Large Cap Core AlphaDEX(R) Fund - (ticker "FEX") First Trust Mid Cap Core AlphaDEX(R) Fund - (ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund - (ticker "FYX") First Trust Large Cap Value AlphaDEX(R) Fund - (ticker "FTA") First Trust Large Cap Growth AlphaDEX(R) Fund - (ticker "FTC") First Trust Multi Cap Value AlphaDEX(R) Fund - (ticker "FAB") First Trust Multi Cap Growth AlphaDEX(R) Fund - (ticker "FAD") First Trust Mid Cap Value AlphaDEX(R) Fund - (ticker "FNK") First Trust Mid Cap Growth AlphaDEX(R) Fund - (ticker "FNY") First Trust Small Cap Value AlphaDEX(R) Fund - (ticker "FYT") First Trust Small Cap Growth AlphaDEX(R) Fund - (ticker "FYC") First Trust Mega Cap AlphaDEX(R) Fund - (ticker "FMK")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                     Defined Large Cap Core Index (1)
First Trust Mid Cap Core AlphaDEX(R) Fund                       Defined Mid Cap Core Index (1)
First Trust Small Cap Core AlphaDEX(R) Fund                     Defined Small Cap Core Index (1)
First Trust Large Cap Value AlphaDEX(R) Fund                    Defined Large Cap Value Index (1)
First Trust Large Cap Growth AlphaDEX(R) Fund                   Defined Large Cap Growth Index (1)
First Trust Multi Cap Value AlphaDEX(R) Fund                    Defined Multi Cap Value Index (1)
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Defined Multi Cap Growth Index (1)
First Trust Mid Cap Value AlphaDEX(R) Fund                      Defined Mid Cap Value Index (1)
First Trust Mid Cap Growth AlphaDEX(R) Fund                     Defined Mid Cap Growth Index (1)
First Trust Small Cap Value AlphaDEX(R) Fund                    Defined Small Cap Value Index (1)
First Trust Small Cap Growth AlphaDEX(R) Fund                   Defined Small Cap Growth Index (1)
First Trust Mega Cap AlphaDEX(R) Fund                           Defined Mega Cap Index (1)

(1) This index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (licensee of Standard & Poor's Financial Services LLP "S&P"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION
Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end mutual funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2015, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2015, only FNX, FYX and FNK have securities in the securities lending program. During the fiscal year ended July 31, 2015, FNX, FYX, FNK and FNY participated in the securities lending program.


                                                                        Page 113


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--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the repurchase agreement.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2015, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2015 was as follows:


                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $  20,028,256               $     --                   $     --
First Trust Mid Cap Core AlphaDEX(R) Fund                        8,693,486                     --                         --
First Trust Small Cap Core AlphaDEX(R) Fund                      4,451,731                     --                         --
First Trust Large Cap Value AlphaDEX(R) Fund                    21,473,202                     --                         --
First Trust Large Cap Growth AlphaDEX(R) Fund                    3,360,670                     --                         --
First Trust Multi Cap Value AlphaDEX(R) Fund                     2,607,591                     --                         --
First Trust Multi Cap Growth AlphaDEX(R) Fund                      360,300                     --                         --
First Trust Mid Cap Value AlphaDEX(R) Fund                         931,865                     --                         --
First Trust Mid Cap Growth AlphaDEX(R) Fund                        338,555                     --                         --
First Trust Small Cap Value AlphaDEX(R) Fund                       624,290                     --                         --
First Trust Small Cap Growth AlphaDEX(R) Fund                       34,135                     --                         --
First Trust Mega Cap AlphaDEX(R) Fund                              239,441                     --                         --


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

The tax character of distributions paid by each Fund during the year ended July 31, 2014 was as follows:


                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $    9,604,681              $     --                   $     --
First Trust Mid Cap Core AlphaDEX(R) Fund                         4,823,561                    --                         --
First Trust Small Cap Core AlphaDEX(R) Fund                       2,230,680                    --                         --
First Trust Large Cap Value AlphaDEX(R) Fund                     12,117,591                    --                         --
First Trust Large Cap Growth AlphaDEX(R) Fund                     1,448,805                    --                         --
First Trust Multi Cap Value AlphaDEX(R) Fund                      1,601,926                    --                         --
First Trust Multi Cap Growth AlphaDEX(R) Fund                       175,020                    --                         --
First Trust Mid Cap Value AlphaDEX(R) Fund                          323,976                    --                         --
First Trust Mid Cap Growth AlphaDEX(R) Fund                          90,705                    --                         --
First Trust Small Cap Value AlphaDEX(R) Fund                        485,305                    --                         --
First Trust Small Cap Growth AlphaDEX(R) Fund                         5,440                    --                         --
First Trust Mega Cap AlphaDEX(R) Fund                               139,321                    --                         --

As of July 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated
                                                                Undistributed            Capital and            Net Unrealized
                                                                   Ordinary                 Other                Appreciation
                                                                    Income               Gain (Loss)            (Depreciation)
                                                               ----------------        ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund                     $      951,349          $  (85,136,105)         $   80,793,521
First Trust Mid Cap Core AlphaDEX(R) Fund                              297,557             (78,489,037)             36,959,613
First Trust Small Cap Core AlphaDEX(R) Fund                            159,294             (64,460,303)              8,213,938
First Trust Large Cap Value AlphaDEX(R) Fund                         1,072,659             (86,955,396)            (47,997,647)
First Trust Large Cap Growth AlphaDEX(R) Fund                           24,632             (49,371,200)             73,009,960
First Trust Multi Cap Value AlphaDEX(R) Fund                           117,883             (18,632,488)            (11,177,831)
First Trust Multi Cap Growth AlphaDEX(R) Fund                               --             (17,444,418)              9,693,903
First Trust Mid Cap Value AlphaDEX(R) Fund                              45,244              (3,419,188)             (5,727,898)
First Trust Mid Cap Growth AlphaDEX(R) Fund                                 --              (8,020,807)             10,055,544
First Trust Small Cap Value AlphaDEX(R) Fund                            10,494              (5,051,709)             (8,392,638)
First Trust Small Cap Growth AlphaDEX(R) Fund                               --              (8,410,054)              6,789,132
First Trust Mega Cap AlphaDEX(R) Fund                                   13,210              (2,249,397)                700,449

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of July 31, 2015, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2015, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015


                                            Capital Loss  Capital Loss  Capital Loss  Capital Loss       Post          Total
                                              Available     Available     Available     Available    Enactment -      Capital
                                               through       through       through       through          No           Loss
                                              7/31/2016     7/31/2017     7/31/2018     7/31/2019     Expiration     Available
                                            ------------- ------------- ------------- ------------- -------------- -------------
First Trust Large Cap Core AlphaDEX(R)
     Fund                                    $     8,528   $ 2,600,275   $ 2,800,653   $ 1,020,863   $ 78,705,786  $ 85,136,105
First Trust Mid Cap Core AlphaDEX(R)
     Fund                                         84,882     1,985,474     2,119,642     1,502,304     72,796,735    78,489,037
First Trust Small Cap Core AlphaDEX(R)
     Fund                                        111,735     1,882,188     1,600,982     1,258,833     59,606,565    64,460,303
First Trust Large Cap Value AlphaDEX(R)
     Fund                                         80,299     2,272,260     5,098,300       298,768     79,205,769    86,955,396
First Trust Large Cap Growth AlphaDEX(R)
     Fund                                        162,514    10,217,162     3,224,180     1,803,151     33,964,193    49,371,200
First Trust Multi Cap Value AlphaDEX(R)
     Fund                                         56,799     1,331,945     1,180,819       322,362     15,740,563    18,632,488
First Trust Multi Cap Growth AlphaDEX(R)
     Fund                                        241,100     2,554,292     1,438,794       345,171     12,865,061    17,444,418
First Trust Mid Cap Value AlphaDEX(R)
     Fund                                             --            --            --            --      3,419,188     3,419,188
First Trust Mid Cap Growth AlphaDEX(R)
     Fund                                             --            --            --            --      8,020,807     8,020,807
First Trust Small Cap Value AlphaDEX(R)
     Fund                                             --            --            --            --      5,051,709     5,051,709
First Trust Small Cap Growth AlphaDEX(R)
     Fund                                             --            --            --            --      8,410,054     8,410,054
First Trust Mega Cap AlphaDEX(R)
     Fund                                             --            --            --            --      2,249,397     2,249,397

At the taxable year ended July 31, 2015, the following Funds' capital loss carryforwards expired in the following amounts:

                                                          Capital Loss
                                                             Expired
                                                        -----------------
First Trust Large Cap Core AlphaDEX(R) Fund                $    15,102
First Trust Mid Cap Core AlphaDEX(R) Fund                        7,911
First Trust Small Cap Core AlphaDEX(R) Fund                     14,770
First Trust Large Cap Value AlphaDEX(R) Fund                     1,854
First Trust Multi Cap Value AlphaDEX(R) Fund                     8,569
First Trust Multi Cap Growth AlphaDEX(R) Fund                   26,562

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2015, the adjustments for each Fund were as follows:

                                                                                  Accumulated
                                                           Accumulated           Net Realized
                                                         Net Investment           Gain (Loss)              Paid-in
                                                          Income (Loss)         on Investments             Capital
                                                        -----------------      -----------------      -----------------
First Trust Large Cap Core AlphaDEX(R) Fund                $        --           $ (112,963,607)        $ 112,963,607
First Trust Mid Cap Core AlphaDEX(R) Fund                       (2,290)             (47,761,807)           47,764,097
First Trust Small Cap Core AlphaDEX(R) Fund                     (1,401)             (43,504,701)           43,506,102
First Trust Large Cap Value AlphaDEX(R) Fund                        --             (120,473,540)          120,473,540
First Trust Large Cap Growth AlphaDEX(R) Fund                   (2,215)             (25,068,110)           25,070,325
First Trust Multi Cap Value AlphaDEX(R) Fund                        --              (18,354,921)           18,354,921
First Trust Multi Cap Growth AlphaDEX(R) Fund                   11,462               (8,582,196)            8,570,734
First Trust Mid Cap Value AlphaDEX(R) Fund                          --               (3,470,617)            3,470,617
First Trust Mid Cap Growth AlphaDEX(R) Fund                     27,565               (3,972,722)            3,945,157
First Trust Small Cap Value AlphaDEX(R) Fund                        --               (5,919,535)            5,919,535
First Trust Small Cap Growth AlphaDEX(R) Fund                   26,512               (2,807,371)            2,780,859
First Trust Mega Cap AlphaDEX(R) Fund                               --               (1,653,341)            1,653,341

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with S&P for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and tradenames. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

I. ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued Accounting Standards Update ("ASU") No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.


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--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the Unitary Fee Funds, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

For the First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). These Funds will have the Expense Cap in effect until at least November 30, 2016.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended July 31, 2015 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                   Fees Waived or Expenses Borne by
                                                                                    First Trust Subject to Recovery
                                                                         -----------------------------------------------------
                                              Advisory       Expense        Year          Year          Year
                                                 Fee          Reim-         Ended         Ended         Ended
                                               Waivers     bursements     7/31/2013     7/31/2014     7/31/2015       Total
                                             -----------   -----------   -----------   -----------   -----------   -----------
First Trust Multi Cap Growth
   AlphaDEX(R) Fund                           $  11,781      $    --      $  49,813     $  23,302     $  11,781     $  84,896

During the fiscal year ended July 31, 2015, First Trust recovered fees that were previously waived from First Trust Multi Cap Value AlphaDEX(R) Fund of $81,545. At July 31, 2015, none of the Funds, other than First Trust Multi Cap Growth AlphaDEX(R) Fund, had previously waived fees or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015


                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2015, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $ 1,476,157,725      $ 1,474,931,744
First Trust Mid Cap Core AlphaDEX(R) Fund                             933,047,763          931,710,507
First Trust Small Cap Core AlphaDEX(R) Fund                           601,054,468          599,776,162
First Trust Large Cap Value AlphaDEX(R) Fund                          946,668,786          944,506,102
First Trust Large Cap Growth AlphaDEX(R) Fund                         716,092,576          716,123,621
First Trust Multi Cap Value AlphaDEX(R) Fund                          158,067,803          157,725,621
First Trust Multi Cap Growth AlphaDEX(R) Fund                          99,395,060           99,278,036
First Trust Mid Cap Value AlphaDEX(R) Fund                             67,128,576           66,972,719
First Trust Mid Cap Growth AlphaDEX(R) Fund                           118,457,037          118,354,152
First Trust Small Cap Value AlphaDEX(R) Fund                           67,651,647           67,445,844
First Trust Small Cap Growth AlphaDEX(R) Fund                          74,828,735           74,766,947
First Trust Mega Cap AlphaDEX(R) Fund                                  22,331,639           22,309,781

For the fiscal year ended July 31, 2015, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $ 1,307,523,855      $   616,110,378
First Trust Mid Cap Core AlphaDEX(R) Fund                             380,563,736          252,916,609
First Trust Small Cap Core AlphaDEX(R) Fund                           357,756,479          197,225,533
First Trust Large Cap Value AlphaDEX(R) Fund                        1,001,893,634          818,314,355
First Trust Large Cap Growth AlphaDEX(R) Fund                         436,125,496          131,618,542
First Trust Multi Cap Value AlphaDEX(R) Fund                          137,192,646          111,435,178
First Trust Multi Cap Growth AlphaDEX(R) Fund                          69,556,074           49,855,127
First Trust Mid Cap Value AlphaDEX(R) Fund                             30,727,704           54,517,356
First Trust Mid Cap Growth AlphaDEX(R) Fund                            90,223,160           26,008,159
First Trust Small Cap Value AlphaDEX(R) Fund                           56,713,524           44,129,409
First Trust Small Cap Growth AlphaDEX(R) Fund                          70,119,694           20,445,065
First Trust Mega Cap AlphaDEX(R) Fund                                  19,793,417           15,982,283


                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities            Creation
                    in a Creation Unit          Transaction Fee
                   --------------------        -----------------
                          1-100                     $  500
                         101-499                    $1,000
                       500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2015

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities           Redemption
                    in a Creation Unit          Transaction Fee
                   --------------------        -----------------
                          1-100                     $  500
                         101-499                    $1,000
                       500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Funds"), including the portfolios of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015 by correspondence with the Funds' custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 23, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2015, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                    Dividends Received Deduction
                                                    ----------------------------
First Trust Large Cap Core AlphaDEX(R) Fund                   100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                     100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                   100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                   100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                    100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Mega Cap AlphaDEX(R) Fund                         100.00%

For the taxable year ended July 31, 2015, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                      Qualified Dividend Income
                                                    ----------------------------
First Trust Large Cap Core AlphaDEX(R) Fund                   100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                     100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                   100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                   100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                    100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                 100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                  100.00%
First Trust Mega Cap AlphaDEX(R) Fund                         100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following twelve series of the Trust (each a "Fund" and collectively, the "Funds"):

First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
First Trust Mega Cap AlphaDEX(R) Fund (FMK)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending March 31, 2016, at a meeting held on March 8-9, 2015. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee or unitary fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Management Practice Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee or unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

For FEX, FNX, FYX, FAD, FAB, FTC and FTA (the "Non-Unitary Fee Funds"), the Board considered the advisory fee payable by each Non-Unitary Fee Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2016. For each Non-Unitary Fee Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Non-Unitary Fee Fund for up to three years from the date the expense was incurred or fee was waived, but no

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


reimbursement payment would be made by the Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to these Funds.

For FNK, FNY, FYT, FYC and FMK (the "Unitary Fee Funds"), the Board considered the unitary fee payable by each Unitary Fee Fund under the Agreement, noting that each Unitary Fee Fund pays the Advisor a fee equal to an annual rate of 0.70% of its average daily net assets and that the Advisor is responsible for each Unitary Fee Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Unitary Fee Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee.

The Board also reviewed data prepared by MPI showing the advisory fee and expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group. Because each Non-Unitary Fee Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Unitary Fee Funds pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of tracking error and correlation.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee or unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. For the Unitary Fee funds, the Board noted that any reduction in fixed costs associated with the management of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Unitary Fee Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2014 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following twelve series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
    First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
    First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
    First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
    First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
    First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
    First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
    First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
    First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
    First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
    First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
    First Trust Mega Cap AlphaDEX(R) Fund (FMK)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee or unitary fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee or unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


For FEX, FNX, FYX, FAD, FAB, FTC and FTA (the "Non-Unitary Fee Funds"), the Board considered the advisory fee payable by each Non-Unitary Fee Fund under the applicable Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2016. For each Non-Unitary Fee Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Non-Unitary Fee Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to these Funds.

For FNK, FNY, FYT, FYC and FMK (the "Unitary Fee Funds"), the Board considered the unitary fee payable by each Unitary Fee Fund under the applicable Agreement, noting that each Unitary Fee Fund pays the Advisor a fee equal to an annual rate of 0.70% of its average daily net assets and that the Advisor is responsible for each Unitary Fee Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Unitary Fee Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee.

The Board also reviewed data prepared by MPI showing the advisory fee and expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group. Because each Non-Unitary Fee Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Unitary Fee Funds pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking error.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee or unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. For the Unitary Fee funds, the Board noted that any reduction in fixed costs associated with the management of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Unitary Fee Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


The First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund and the First Trust Small Cap Growth AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value AlphaDEX(R) Fund, the First Trust Large Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund and the First Trust Mega Cap AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2015 (UNAUDITED)


                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX(R) Fund it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2014, the amount of remuneration paid (or to be paid) by First Trust in respect of the Funds is $32,091,721. This figure is comprised of $2,739,160 paid (or to be paid) in fixed compensation and $29,352,561 paid (or to be paid) in variable compensation. There were a total of 402 beneficiaries of the remuneration described above. Those amounts include $3,298,925 paid (or to be paid) to senior management of First Trust and $1,011,708 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Funds.

Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton                     115         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner,
120 E. Liberty Drive,           o Since Inception   Gundersen Real Estate Limited
   Suite 400                                        Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President (March 2010 to Present), Senior         115         Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 E. Liberty Drive,           o Since Inception   (May 2007 to March 2010), ADM Investor                        Inc., ADM
   Suite 400                                        Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 115         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Company of
120 E. Liberty Drive,           o Since Inception   Consulting)                                                   Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             115         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                   Transport Inc.
   Suite 400                                        Products and Services); President and Chief                   (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                     May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June 2012),
                                                    Covenant College


------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer (December 2010            115         None
Chairman of the Board                               to Present), President (until December
120 E. Liberty Drive,           o Since Inception   2010), First Trust Advisors L.P. and
   Suite 400                                        First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                   the Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)

                            POSITION AND           TERM OF OFFICE
        NAME, ADDRESS          OFFICES              AND LENGTH OF                        PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH      WITH TRUST                SERVICE                            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS(2)
--------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             President and       o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,       Chief Executive                                 and Chief Financial Officer, First Trust Advisors L.P.
   Suite 400                Officer             o Since January 2012        and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                           Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                               Company/Investment Advisor) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)


James M. Dykas              Treasurer, Chief    o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,       Financial Officer                               President (April 2007 to Present), First Trust Advisors
   Suite 400                and Chief           o Since January 2012        L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187           Accounting
D.O.B.: 01/66               Officer


W. Scott Jardine            Secretary and       o Indefinite Term           General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,       Chief Legal                                     Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                Officer             o Since Inception           BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                           Investment Advisor) and Secretary, Stonebridge
D.O.B.: 05/60                                                               Advisors LLC (Investment Advisor)


Daniel J. Lindquist         Vice President      o Indefinite Term           Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012), First
   Suite 400                                    o Since Inception           Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher             Chief Compliance    o Indefinite Term           Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,       and Officer                                     and First Trust Portfolios L.P.
   Suite 400                Assistant           o Chief Compliance Officer
Wheaton, IL 60187           Secretary             Since January 2011
D.O.B.: 12/66
                                                o Assistant Secretary
                                                  Since Inception


Roger F. Testin             Vice President      o Indefinite Term           Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2001 to November 2003),
   Suite 400                                    o Since Inception           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 06/66


Stan Ueland                 Vice President      o Indefinite Term           Senior Vice President (September 2012 to Present)
120 E. Liberty Drive,                                                       Vice President (August 2005 to September 2012),
   Suite 400                                    o Since Inception           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2015 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
STYLE FUNDS

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $420,000 for 2014 and $420,000 for 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $61,425 for 2014 and $61,425 for 2015. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2014 and $0 for 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2015.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014 for the Adviser and $0 for 2014 and $0 for 2015 for the Distributor.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:             Adviser and Distributor:
           -----------             ------------------------
             (b) 0%                         (b) 0%
             (c) 0%                         (c) 0%
             (d) 0%                         (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2014 were $61,425 for the registrant, $36,800 for the registrant's investment adviser and $57,500 for the registrant's distributor, and for 2015 were $61,425 for the registrant, $12,700 for the registrant's investment adviser and $36,700 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Exchange-Traded AlphaDEX(R) Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 23, 2015
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 23, 2015
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 23, 2015
     ----------------------

* Print the name and title of each signing officer under his or her signature.